SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

5Post-Effective Amendment No.  35  (File No. 33-5102)                     [X]
                             ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.  36  (File No. 811-4647)                                   [X]
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AXP  SPECIAL  TAX-EXEMPT  SERIES  TRUST
200 AXP  Financial  Center
Minneapolis, Minnesota 55474

Leslie L. Ogg - 901 Marquette Avenue South, Suite 2810
Minneapolis, MN  55402-3268
(612) 330-9283

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on August 29, 2001  pursuant to  paragraph  (b)
[ ] 60 days after filing pursuant to paragraph  (a)(10
[ ] on (date) pursuant to paragraph  (a)(1)
[ ] 75 days after filing  pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                               AXP(R) California Tax-Exempt Fund
                                            AXP(R) Massachusetts Tax-Exempt Fund
                                                 AXP(R) Michigan Tax-Exempt Fund
                                                AXP(R) Minnesota Tax-Exempt Fund
                                                 AXP(R) New York Tax-Exempt Fund
                                                     AXP(R) Ohio Tax-Exempt Fund


(singularly and collectively, where the content requires, referred to as the Fund)


                                                                      PROSPECTUS
                                                                   AUG. 29, 2001




American
  Express(R)
 Funds

(icon of) lock


Each Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from the respective state and local income tax.


Please note that each Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


TAKE A CLOSER LOOK AT:
The Fund                                                    3p
Goal                                                        3p
Principal Investment Strategies                             3p
Principal Risks                                             3p
Past Performance                                            5p
Fees and Expenses                                          10p
Management                                                 11p
Buying and Selling Shares                                  12p
Valuing Fund Shares                                        12p
Investment Options                                         12p
Purchasing Shares                                          13p
Transactions Through American Express Brokerage
or Third Parties                                           14p
Sales Charges                                              15p
Exchanging/Selling Shares                                  17p
Distributions and Taxes                                    19p
Other Information                                          19p
Financial Highlights                                       20p
Appendix A                                                 32p
Appendix B                                                 46p


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2p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

The Fund

GOAL
Each Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax as well as from the respective state and local tax. Because any investment involves risk, achieving these goals cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES

Each of the California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds is a non-diversified mutual fund that invests primarily in high- or medium-quality municipal obligations that are generally exempt from federal income tax as well as from the respective state and local income tax. Under normal market conditions, each Fund will invest at least 80% if its net assets in bonds, notes, and commercial paper issued by or on behalf of its respective state or local governmental units. Each Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds. Each Fund also may invest up to 20% of its net assets in debt obligations whose interest is subject to the alternative minimum tax computation. Additionally, each Fund may invest up to 25% of its net assets in lower-quality bonds (junk bonds).

The selection of debt obligations that are tax-exempt is the primary decision in building each Fund's investment portfolio.

In pursuit of each Fund's goal, American Express Financial Corporation (AEFC), the Funds' investment manager, chooses investments by:

o Considering opportunities and risks given current and expected interest rates.
o Identifying obligations in sectors which, due to supply and demand, are offering higher yields than comparable instruments.
o  Identifying obligations that:
   -- are investment-grade,
   -- have coupons and/or maturities that are consistent with AEFC's interest rate outlook, and
   -- are expected to outperform other securities on a risk-adjusted basis
      (i.e., after considering coupon, sinking fund provision, call protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the security is overvalued relative to alternative investments, -- the issuer's credit rating declines or AEFC expects a decline (the
      Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),
   -- political,  economic,  or  other  events  could  affect  the  issuer's performance,
   -- AEFC expects the issuer to call the security, and -- AEFC identifies a more attractive opportunity.


During weak or declining markets or when the supply of these types of obligations is low, each Fund may invest more of its assets in money market securities or certain taxable investments. Although a Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in each Fund include:

   Market Risk
   Interest Rate Risk
   Credit Risk
   Legal/Legislative Risk
   Sector/Concentration Risk
   Style Risk

For details regarding economic conditions and other recent developments in each state please see the SAI.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

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3p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price (the more you diversify, the more you spread risk).


Each Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on each Fund's performance, it may be more susceptible to a single economic, political or regulatory occurrence than a diversified fund.


Style Risk
Each Fund invests primarily in municipal obligations. The yields on these securities are dependent on a variety of factors, including the financial condition of the issuer or other obligor or the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, and the rating of the issue.

Although, such factors will apply to each Fund, each Fund will experience particular sensitivity to local conditions -- such as political and economic changes, adverse conditions to an industry significant to the area, and other developments. Please remember that most state and local economies have experienced significant expansions over the past 5-7 years. In recessionary periods, more issuers may default on their obligations.

The following discussion provides background information about the economies of those geographic areas in which each Fund may invest a significant portion of its assets. These summaries are general in nature and economic conditions in a particular state may change at any time. Please see the SAI for additional state-specific risk factors.


AXP California Tax-Exempt Fund -- California's economy, although fairly diverse, is impacted significantly by the retail, entertainment, tourism, construction (residential and commercial) and telecommunications industries. An emerging energy crisis in California has created uncertainty in the State's economic outlook.

AXP Massachusetts Tax-Exempt Fund -- Massachusetts' economy is fundamentally strong, due in part to strong financial operations and cash positions. Personal income growth in the State recently ranked among the highest in the U.S. Major contributors to the State's continuing economic growth are the financial services, high-tech and health care industries.

AXP Michigan Tax-Exempt Fund -- Michigan's economy, which continues to be strong, is primarily concentrated in the manufacturing sector, which accounts for about one-third of the State's personal income. Although Michigan faces challenges related to a manufacturing-reliant economic base, the State's effective financial management structure and strong budget performance have kept growth steady.

AXP Minnesota Tax-Exempt Fund -- Minnesota's economy, although fairly diverse, is primarily concentrated in the manufacturing, services and trade sectors and is influenced by the vast supply of resources in the state. Strong financial management coupled with moderate debt burden and relatively low unemployment levels have strengthened Minnesota's economy.

AXP New York Tax-Exempt Fund -- New York's economy is well-diversified with major industrial and commercial concerns across a broad range of employment sectors. Much of the state's overall economic prosperity in recent years is tied to the finance, insurance and real estate industries.

AXP Ohio Tax-Exempt Fund -- Ohio's economy, although fairly diverse, is primarily concentrated in the services sector and is highly influenced by the construction industry. The State's credit position has drawn increasing strength from prudent financial management and economic changes contributing to diversification and stability.


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4p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and

o  how the Fund's average annual total returns compare to recognized indexes.


How the Fund has performed in the past does not indicate how the Fund will perform in the future.

California -- Class A Performance* (based on calendar years)
(bar chart)

+10.93% +8.34% +12.03%  -5.27%  +15.23% +3.46%  +7.93%  +5.93%  -4.37%  +12.92%
 1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


During the period shown in the bar chart, the highest return for a calendar quarter was +7.10% (quarter ending March 1995) and the lowest return for a calendar quarter was -4.90% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2001 was +0.79%.


Massachusetts -- Class A Performance* (based on calendar years)
(bar chart)

+11.99% +9.05% +12.33%  -5.20%  +15.49% +3.32%  +8.31%  +5.79%  -4.56  +10.11%
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


During the period shown in the bar chart, the highest return for a calendar quarter was +7.08% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.40% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2001 was +2.31%.

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


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5p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Michigan -- Class A Performance* (based on calendar years)
(bar chart)

+11.42% +9.50% +12.47%  -4.86%  +16.11% +2.78%  +7.53%  +5.73%  -4.16  +9.13%
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


During the period shown in the bar chart, the highest return for a calendar quarter was +7.02% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.00% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2001 was +2.92%.


Minnesota -- Class A Performance* (based on calendar years)
(bar chart)

+10.82% +8.63% +11.33%  -4.31%  +14.86% +3.57%  +8.42%  +5.96%  -3.86  +10.03%
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


During the period shown in the bar chart, the highest return for a calendar quarter was +6.68% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.03% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2001 was +2.50%.

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


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6p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

New York -- Class A Performance* (based on calendar years)
(bar chart)

+12.41% +9.59% +11.53%  -5.04%  +13.41% +2.79%  +8.81%  +5.76%  -4.26  +11.21%
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


During the period shown in the bar chart, the highest return for a calendar quarter was +6.20% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.08% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2001 was +2.37%.


Ohio -- Class A Performance* (based on calendar years)
(bar chart)

+11.43% +9.43% +11.54%  -4.79%  +14.51% +3.32%  +7.95%  +5.77%  -3.74  +9.94%
1991    1992    1993    1994    1995    1996    1997    1998    1999    2000


During the period shown in the bar chart, the highest return for a calendar quarter was +6.89% (quarter ending March 1995) and the lowest return for a calendar quarter was -5.06% (quarter ending March 1994).

The Fund's year to date return as of June 30, 2001 was +2.25%.

* The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

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7p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS


Average Annual Total Returns (as of Dec. 31, 2000)
                                                            1 year      5 years  10 years  Since inception
California:
         Class A                                            +7.56%      +4.00%    +5.99%        N/A
         Class B                                            +8.08%      +4.07%       N/A     +4.86%(a)
         Lehman Brothers Municipal Bond Index              +11.68%      +5.84%     +7.32%    +6.76%(b)
         Lipper California Municipal Debt Funds Index      +12.96%      +5.46%     +6.89%    +6.45%(b)
Massachusetts:
         Class A                                            +4.89%      +3.46%    +5.94%        N/A
         Class B                                            +5.30%      +3.52%       N/A     +4.41%(a)
         Lehman Brothers Municipal Bond Index              +11.68%      +5.84%    +7.32%     +6.76%(b)
         Lipper Massachusetts Municipal Debt Funds Index   +11.97%      +5.03%    +6.89%     +5.97%(b)
Michigan:
         Class A                                            +3.94%      +3.09%    +5.84%        N/A
         Class B                                            +4.31%      +3.15%       N/A     +4.18%(a)
         Lehman Brothers Municipal Bond Index              +11.68%      +5.84%    +7.32%     +6.76%(b)
         Lipper Michigan Municipal Debt Funds Index        +10.47%      +4.63%    +6.50%     +5.58%(b)
Minnesota:
         Class A                                            +4.80%      +3.73%    +5.87%        N/A
         Class B                                            +5.21%      +3.80%       N/A     +4.64%(a)
         Lehman Brothers Municipal Bond Index              +11.68%      +5.84%    +7.32%     +6.76%(b)
         Lipper Minnesota Municipal Debt Funds Index       +10.30%      +4.66%    +6.37%     +5.50%(b)
New York:
         Class A                                            +5.92%      +3.71%    +5.91%        N/A
         Class B                                            +6.39%      +3.77%       N/A     +4.45%(a)
         Lehman Brothers Municipal Bond Index              +11.68%      +5.84%    +7.32%     +6.76%(b)
         Lipper New York Municipal Debt Funds Index        +12.16%      +4.88%    +6.82%     +5.88%(b)
Ohio:
         Class A                                            +4.72%      +3.53%    +5.84%        N/A
         Class B                                            +5.14%      +3.59%       N/A     +4.37%(a)
         Lehman Brothers Municipal Bond Index              +11.68%      +5.84%    +7.32%     +6.76%(b)
         Lipper Ohio Municipal Debt Funds Index            +11.15%      +4.94%    +6.72%     +5.83%(b)


(a) Inception date was March 20, 1995.
(b) Measurement period started April 1, 1995.


This table shows total returns from hypothetical investments in Class A and Class B shares of the Fund. These returns are compared to the index shown for the same periods. The performance of Class B will vary from Class A because of differences in sales charges and fees. Class C became effective June 26, 2000 and therefore performance information is not available.


For purposes of this calculation we assumed:

o        the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares, and
o no adjustments for taxes paid by an investor on the reinvested income and capital gains.


Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

Lipper California Municipal Debt Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


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8p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Lipper Massachusetts Municipal Debt Funds Index, an unmanaged index published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Lipper Michigan Municipal Debt Funds Index, an unmanaged index published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Lipper Minnesota Municipal Debt Funds Index, an unmanaged index published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Lipper New York Municipal Debt Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

Lipper Ohio Municipal Debt Funds Index, an unmanaged index published by Lipper Inc includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


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9p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)
                                                    Class A   Class B    Class C
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                 4.75%(b)   none        none
Maximum deferred sales charge (load)
imposed on sales (as a percentage of offering
price at time of purchase)                          none       5%          1%(c)


Annual Fund operating expenses (expenses that are deducted from Fund assets)

California
As a percentage of average daily net assets:       Class A    Class B   Class C
Management fees                                     0.47%      0.47%     0.47%
Distribution (12b-1) fees                           0.25%      1.00%     1.00%
Other expenses(d)                                     0.13%      0.13%     0.13%
Total                                               0.85%      1.60%     1.60%

Massachusetts
As a percentage of average daily net assets:       Class A    Class B   Class C
Management fees                                     0.47%      0.47%     0.47%
Distribution (12b-1) fees                           0.25%      1.00%     1.00%
Other expenses(d)                                     0.23%      0.23%     0.23%
Total                                               0.95%      1.70%     1.70%

Michigan
As a percentage of average daily net assets:       Class A    Class B   Class C
Management fees                                     0.47%      0.47%     0.47%
Distribution (12b-1) fees                           0.25%      1.00%     1.00%
Other expenses(d)                                     0.23%      0.23%     0.23%
Total                                               0.95%      1.70%     1.70%

Minnesota
As a percentage of average daily net assets:      Class A    Class B    Class C
Management fees                                     0.46%      0.46%     0.46%
Distribution (12b-1) fees                           0.25%      1.00%     1.00%
Other expenses(d)                                     0.13%      0.14%     0.13%
Total                                               0.84%      1.60%     1.59%

New York
As a percentage of average daily net assets:       Class A    Class B   Class C
Management fees                                     0.47%      0.47%     0.47%
Distribution (12b-1) fees                           0.25%      1.00%     1.00%
Other expenses(d)                                     0.19%      0.19%     0.19%
Total                                               0.91%      1.66%     1.66%

Ohio
As a percentage of average daily net assets:       Class A    Class B   Class C
Management fees                                     0.47%      0.47%     0.47%
Distribution (12b-1) fees                           0.25%      1.00%     1.00%
Other expenses(d)                                     0.21%      0.21%     0.21%
Total                                               0.93%      1.68%     1.68%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses include an administrative services fee, a transfer agency fee and other nonadvisory expenses.


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10p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.



Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:


California
                 1 year   3 years  5 years 10 years
Class A(a)        $558     $734      $925   $1,478
Class B(b)        $563     $805      $972   $1,703(d)
Class B(c)        $163     $505      $872   $1,703(d)
Class C           $163     $505      $872   $1,905

Massachusetts
                 1 year   3 years  5 years 10 years
Class A(a)        $567     $764     $ 976   $1,590
Class B(b)        $573     $836    $1,024   $1,814(d)
Class B(c)        $173     $536     $ 924   $1,814(d)
Class C           $173     $536     $ 924   $2,014

Michigan
                 1 year   3 years  5 years 10 years
Class A(a)        $567     $764     $ 976   $1,590
Class B(b)        $573     $836    $1,024   $1,814(d)
Class B(c)        $173     $536     $ 924   $1,814(d)
Class C           $173     $536     $ 924   $2,014

Minnesota
                 1 year   3 years  5 years 10 years
Class A(a)        $557     $731      $920   $1,467
Class B(b)        $563     $805      $972   $1,701(d)
Class B(c)        $163     $505      $872   $1,701(d)
Class C           $162     $502      $867   $1,894

New York
                 1 year   3 years  5 years 10 years
Class A(a)        $563     $752     $ 956   $1,546
Class B(b)        $569     $824    $1,003   $1,770(d)
Class B(c)        $169     $524     $ 903   $1,770(d)
Class C           $169     $524     $ 903   $1,970

Ohio
                 1 year   3 years  5 years 10 years
Class A(a)        $565     $758     $ 966   $1,568
Class B(b)        $571     $830    $1,014   $1,792(d)
Class B(c)        $171     $530     $ 914   $1,792(d)
Class C           $171     $530     $ 914   $1,992


(a) Includes a 4.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c) Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT
Paul Hylle, portfolio manager, joined AEFC in 1993. He also serves as portfolio manager of AXP Insured Tax-Exempt Fund.
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11p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Buying and Selling Shares

References to "Fund" throughout the remainder of this prospectus refers to AXP California Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund, and AXP Ohio Tax-Exempt Fund, singularly or collectively as the context requires.

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B and Class C it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to, invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

INVESTMENT OPTIONS

1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.
2. Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and an annual distribution fee of 1.00%.

3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).


Investment options summary:


The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                           Class A                               Class B                             Class C
------------------------------------------------------------------------------------------------------------------------------------
Availability               Available to all investors.           Available to all investors.         Available to all investors.
------------------------------------------------------------------------------------------------------------------------------------
Initial Sales Charge       Yes. Payable at time of purchase.     No. Entire purchase price is        No. Entire purchase price is
                           Lower sales charge for larger         invested in shares of the Fund.     invested in shares of the Fund.
                           investments.
------------------------------------------------------------------------------------------------------------------------------------
Deferred Sales Charge      On purchases over $500,000,           Maximum 5% CDSC during              1% CDSC applies if you sell
                           1% CDSC applies if you sell your      the first year decreasing to        your shares less than one year
                           shares less than one year after       0% after six years.                 after purchase.
                           purchase.
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or
Shareholder Service Fee    Yes.* 0.25%                           Yes.* 1.00%                         Yes.* 1.00%
------------------------------------------------------------------------------------------------------------------------------------
Conversion to Class A      N/A                                   Yes, automatically in ninth
                                                                 calendar year of ownership.         No.
------------------------------------------------------------------------------------------------------------------------------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

--------------------------------------------------------------------------------
12p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Should you purchase Class A, Class B or Class C shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and a CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.

PURCHASING SHARES

To purchase shares through an American Express Brokerage Account or entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.


Important: When you open an account, you must provide and certify your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:

o  a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN
------------------------------------ ----------------------------------------
For this type of account:            Use the Social Security or Employer
                                     Identification number of:
------------------------------------ ----------------------------------------
Individual or joint account          The individual or one of the owners
                                     listed on the joint account
------------------------------------ ----------------------------------------
Custodian account of a minor         The minor
(Uniform Gifts/Transfers to Minors
Act)
------------------------------------ ----------------------------------------
A revocable living trust             The grantor-trustee (the person who puts
                                     the  money  into the trust)
------------------------------------ ----------------------------------------
An irrevocable trust, pension        The legal entity (not the personal
trust or estate                      representative or trustee, unless no
                                     legal entity is designated in the
                                     account title)
------------------------------------ ----------------------------------------
Sole proprietorship                  The owner
------------------------------------ ----------------------------------------
Partnership                          The partnership
------------------------------------ ----------------------------------------
Corporate                            The corporation
------------------------------------ ----------------------------------------
Association, club or tax-exempt      The organization
organization
------------------------------------ ----------------------------------------

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

--------------------------------------------------------------------------------
13p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Three ways to invest
1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,
o  bank authorization,
o  direct deposit of Social Security check, or
o  other plan approved by the Fund.


Minimum amounts
Initial investment:        $100
Additional investments:    $100 per payment
Account balances:          none (on a scheduled investment plan with monthly
                           payments)


If your account balance is below $2,000, you must make payments at least monthly.

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:


Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019


Give these instructions:


Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.


If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000


TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES
You may buy or sell shares through American Express Brokerage, certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties or to determine if there are policy differences, please consult the American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


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14p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

SALES CHARGES
Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:

Total Market Value                       Sales charge as percentage of:

                                Public offering price*     Net amount invested
Up to $49,999                           4.75%                   4.99%
$50,000 - $99,999                       4.50                    4.71
$100,000 - $249,999                     3.75                    3.90
$250,000 - $499,999                     2.50                    2.56
$500,000 - $999,999                     2.00**                  2.04**
$1,000,000 or more                      0.00                    0.00

*        Offering price includes the sales charge.

**       The sales charge will be waived until Dec. 31, 2001.


The sales charge on Class A shares may be lower than 4.75%, based on the combined market value of:

o  your current investment in this Fund,
o  your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:

o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares

Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2001, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.

o purchases made within 90 days after a sale of shares (up to the amount sold):

   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

   Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

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15p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

o  purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund,
   -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
   --  within the University of Texas System ORP,
   -- within a segregated separate account offered by Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company,
   -- within the University of Massachusetts After-Tax Savings Program, or -- through or under a subsidiary of AEFC offering Personal Trust
       Services' Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative

For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:     The CDSC percentage rate is:

First year                                     5%
Second year                                    4%
Third year                                     4%
Fourth year                                    3%
Fifth year                                     2%
Sixth year                                     1%
Seventh year                                   0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example:

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares
The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,
o  held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -- at least 59 1/2 years old AND
   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
   -- selling under an approved substantially equal periodic payment arrangement.



--------------------------------------------------------------------------------
16p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.


You may make up to three exchanges (11/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o  Once we receive your exchange request, you cannot cancel it.
o Shares of the new fund may not be used on the same day for another exchange.
o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.


The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.


Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.


You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a written request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.


The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.


Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)


--------------------------------------------------------------------------------
17p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o  the name of the fund(s),
o  the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o  your Social Security number or Employer Identification number,
o  the dollar amount or number of shares you want to exchange or sell,
o  signature(s) of all  registered  account  owners,
o  for sales,  indicate how you want your money delivered to you, and
o  any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

2 By telephone:

American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133

o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o  Mailed to the address on record.
o  Payable to names listed on the account.

NOTE: The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o  Minimum wire: $1,000.
o  Request that money be wired to your bank.
o Bank account must be in the same ownership as the American Express mutual fund account.

NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o  Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

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18p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Other Information


OTHER SECURITIES AND INVESTMENT STRATEGIES
There are other securities in which the Funds may invest, and investment strategies that the Funds may employ, but they are not principal investment strategies. Each Fund also may invest in other instruments, such as money market securities and other short-term tax-exempt securities, and derivatives (such as futures, options and forward contracts).

For more information on strategies and holdings, see the Funds' Statement of Additional Information (SAI) and the annual/semiannual reports.


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19p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

INVESTMENT MANAGER

The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. Each Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.47% of its average daily net assets for California, 0.47% for Massachusetts, 0.47% for Michigan, 0.46% for Minnesota, 0.47% for New York and 0.47% for Ohio. Under the agreement, each Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


Financial Highlights

AXP California Tax-Exempt Trust

AXP California Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.03   $5.18    $5.35     $5.24    $5.15
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .25     .26      .27       .29      .29
Net gains (losses) (both realized and unrealized)                  .15    (.15)    (.17)      .11      .10
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .40     .11      .10       .40      .39
                                                                   ---     ---      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.25)   (.26)    (.27)     (.29)    (.29)
Distributions from realized gains                                   --      --       --        --     (.01)
                                                                   ---     ---      ---       ---      ---
Total distributions                                               (.25)   (.26)    (.27)     (.29)    (.30)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.18   $5.03    $5.18     $5.35    $5.24
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                           $231    $213     $246      $239     $232
                                                                  ----    ----     ----      ----     ----
Ratio of expenses to average
daily net assets(c)                                               .85%    .82%     .79%      .75%     .77%
                                                                  ---     ---      ---       ---      ---
Ratio of net investment income (loss) to
average daily net assets                                         4.79%   5.18%    4.97%     5.24%    5.64%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)          11%     18%      16%       15%      14%
                                                                   --      --       --        --       --
Total return(e)                                                  8.00%   2.19%    1.80%     7.72%    7.77%
                                                                 ----    ----     ----      ----     ----

Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.03   $5.18    $5.35     $5.24    $5.15
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .21     .22      .22       .25      .25
Net gains (losses) (both realized and unrealized)                  .14    (.15)    (.17)      .11      .10
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .35     .07      .05       .36      .35
                                                                   ---     ---      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.21)   (.22)    (.22)     (.25)    (.25)
Distributions from realized gains                                   --      --       --        --     (.01)
                                                                   ---     ---      ---       ---      ---
Total distributions                                               (.21)   (.22)    (.22)     (.25)    (.26)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.17   $5.03    $5.18     $5.35    $5.24
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $24     $21      $21       $15      $10
                                                                   ---     ---      ---       ---      ---
Ratio of expenses to average daily net assets(c)                 1.60%   1.58%    1.53%     1.50%    1.52%
                                                                 ----    ----     ----      ----     ----
Ratio of net investment income (loss)
to average daily net assets                                      3.99%   4.43%    4.23%     4.50%    4.94%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate
(excluding short-term securities)                                  11%     18%      16%       15%      14%
                                                                   --      --       --        --       --
Total return(e)                                                  6.98%   1.44%    1.03%     6.94%    6.95%
                                                                 ----    ----     ----      ----     ----

See accompanying notes to financial highlights.

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20p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP California Tax-Exempt Trust

AXP California Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                     2001    2000(b)
Net asset value, beginning of period                            $5.03   $5.02
                                                                -----   -----
Income from investment operations:
Net investment income (loss)                                      .21      --
Net gains (losses) (both realized and unrealized)                 .15     .01
                                                                  ---     ---
Total from investment operations                                  .36     .01
Less distributions:
Dividends from net investment income                             (.21)     --
                                                                 ----     ---
Net asset value, end of period                                  $5.18   $5.03
                                                                -----   -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $1     $--
                                                                  ---     ---
Ratio of expenses to average daily net assets(c)                1.60%   1.58%(d)
                                                                ----    ----
Ratio of net investment income (loss)
to average daily net assets                                     4.04%   4.43%(d)
                                                                ----    ----
Portfolio turnover rate (excluding short-term securities)         11%     18%
                                                                  --      --
Total return(e)                                                 7.20%    .20%
                                                                ----     ---

Notes to financial highlights
(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

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21p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust

AXP Massachusetts Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.11   $5.39    $5.56     $5.42    $5.30
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .27     .27      .27       .29      .29
Net gains (losses) (both realized and unrealized)                  .17    (.27)    (.17)      .14      .12
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .44      --      .10       .43      .41
                                                                   ---     ---      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.27)   (.28)    (.27)     (.29)    (.29)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.28   $5.11    $5.39     $5.56    $5.42
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $65     $59      $70       $67      $67
                                                                   ---     ---      ---       ---      ---
Ratio of expenses to average daily net assets(C)                  .95%    .93%     .81%      .82%     .84%
                                                                  ---     ---      ---       ---      ---
Ratio of net investment income (loss)
to average daily net assets                                      5.04%   5.28%    4.99%     5.17%    5.32%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)           4%      7%       5%        9%       8%
                                                                    -       -        -         -        -
Total return(e)                                                  8.64%    .04%    1.72%     8.13%    7.81%
                                                                 ----     ---     ----      ----     ----

Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.11   $5.39    $5.56     $5.42    $5.30
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .23     .24      .23       .24      .25
Net gains (losses) (both realized and unrealized)                  .17    (.28)    (.17)      .14      .12
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .40    (.04)     .06       .38      .37
                                                                   ---    ----      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.23)   (.24)    (.23)     (.24)    (.25)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.28   $5.11    $5.39     $5.56    $5.42
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $18     $16      $17       $13       $8
                                                                   ---     ---      ---       ---       --
Ratio of expenses to average daily net assets(c)                 1.70%   1.69%    1.56%     1.57%    1.59%
                                                                 ----    ----     ----      ----     ----
Ratio of net investment income (loss) to
average daily net assets                                         4.28%   4.53%    4.25%     4.43%    4.58%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)           4%      7%       5%        9%       8%
                                                                    -       -        -         -        -
Total return(e)                                                  7.83%   (.71%)    .96%     7.32%    7.00%
                                                                 ----    ----      ---      ----     ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust

AXP Massachusetts Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                     2001   2000(b)
Net asset value, beginning of period                            $5.11   $5.10
                                                                -----   -----
Income from investment operations:
Net investment income (loss)                                      .23      --
Net gains (losses) (both realized and unrealized)                 .17     .01
                                                                  ---     ---
Total from investment operations                                  .40     .01
                                                                  ---     ---
Less distributions:
Dividends from net investment income                             (.23)     --
                                                                 ----     ---
Net asset value, end of period                                  $5.28   $5.11
                                                                -----   -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $1     $--
                                                                   --     ---
Ratio of expenses to average daily net assets(c)                1.70%   1.69%(d)
                                                                ----    ----
Ratio of net investment income (loss)
to average daily net assets                                     4.30%   4.53%(d)
                                                                ----    ----
Portfolio turnover rate (excluding short-term securities)          4%      7%
                                                                   -       -
Total return(e)                                                 7.84%    .20%
                                                                ----     ---

Notes to financial highlights
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
24p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust

AXP Michigan Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.09   $5.38    $5.57     $5.44    $5.36
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .27     .27      .28       .29      .29
Net gains (losses) (both realized and unrealized)                  .18    (.29)    (.17)      .13      .08
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .45    (.02)     .11       .42      .37
                                                                   ---    ----      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.27)   (.27)    (.28)     (.29)    (.29)
Distributions from realized gains                                   --      --     (.02)       --       --
                                                                   ---     ---      ---       ---      ---
Total distributions                                               (.27)   (.27)    (.30)     (.29)    (.29)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.27   $5.09    $5.38     $5.57    $5.44
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $67     $65      $77       $77      $77
                                                                   ---     ---      ---       ---      ---
Ratio of expenses to average daily net assets(c)                  .95%    .89%     .83%      .82%     .81%
                                                                  ---     ---      ---       ---      ---
Ratio of net investment income (loss)
to average daily net assets                                      5.09%   5.30%    5.00%     5.19%    5.38%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)           4%     12%      20%       10%      21%
                                                                    -      --       --        --       --
Total return(e)                                                  8.90%   (.14%)   1.92%     7.66%    7.12%
                                                                 ----    ----     ----      ----     ----

Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.09   $5.38    $5.57     $5.44    $5.36
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .23     .23      .24       .25      .25
Net gains (losses) (both realized and unrealized)                  .18    (.29)    (.17)      .13      .08
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .41    (.06)     .07       .38      .33
                                                                   ---    ----      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.23)   (.23)    (.24)     (.25)    (.25)
Distributions from realized gains                                   --      --     (.02)       --       --
                                                                   ---     ---      ---       ---      ---
Total distributions                                               (.23)   (.23)    (.26)     (.25)    (.25)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.27   $5.09    $5.38     $5.57    $5.44
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $6      $6       $7        $5       $4
                                                                    --      --       --        --       --
Ratio of expenses to average daily net assets(c)                 1.70%   1.64%    1.59%     1.57%    1.56%
                                                                 ----    ----     ----      ----     ----
Ratio of net investment income (loss)
to average daily net assets                                      4.34%   4.55%    4.25%     4.44%    4.65%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)           4%     12%      20%       10%      21%
                                                                    -      --       --        --       --
Total return(e)                                                  8.09%  (.92%)    1.17%     6.86%    6.32%
                                                                 ----   ----      ----      ----     ----

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
24p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust

AXP Michigan Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                    2001  2000(b)
Net asset value, beginning of period                           $5.09   $5.08
                                                               -----   -----
Income from investment operations:
Net investment income (loss)                                     .22      --
Net gains (losses) (both realized and unrealized)                .18     .01
                                                                 ---     ---
Total from investment operations                                 .40     .01
                                                                 ---     ---
Less distributions:
Dividends from net investment income                            (.22)     --
                                                                ----     ---
Net asset value, end of period                                 $5.27   $5.09
                                                               -----   -----
Ratios/supplemental data
Net assets, end of period (in millions)                          $--     $--
                                                                 ---     ---
Ratio of expenses to average daily net assets(c)               1.70%   1.64%(d)
                                                               ----    ----
Ratio of net investment income (loss)
to average daily net assets                                    4.36%   4.23%(d)
                                                               ----    ----
Portfolio turnover rate (excluding short-term securities)         4%     12%
                                                                  -      --
Total return(e)                                                8.02%    .20%
                                                               ----     ---


Notes to financial highlights
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
25p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust

AXP Minnesota Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.00   $5.26    $5.41     $5.30    $5.20
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .28     .29      .29       .30      .31
Net gains (losses) (both realized and unrealized)                  .14    (.27)    (.15)      .11      .10
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .42     .02      .14       .41      .41
                                                                   ---     ---      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.28)   (.28)    (.29)     (.30)    (.31)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.14   $5.00    $5.26     $5.41    $5.30
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                           $357    $340     $406      $385     $376
                                                                  ----    ----     ----      ----     ----
Ratio of expenses to average daily net assets(c)                  .84%    .82%     .78%      .75%     .75%
                                                                  ---     ---      ---       ---      ---
Ratio of net investment income (loss)
to average daily net assets                                      5.45%   5.68%    5.37%     5.61%    5.81%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)           4%     18%      13%        8%      14%
                                                                    -      --       --         -       --
Total return(e)                                                  8.53%    .60%    2.62%     7.96%    8.06%
                                                                 ----     ---     ----      ----     ----
Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.00   $5.26    $5.41     $5.30    $5.20
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .24     .25      .25       .26      .27
Net gains (losses) (both realized and unrealized)                  .14    (.26)    (.15)      .11      .10
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .38    (.01)     .10       .37      .37
                                                                   ---    ----      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.24)   (.25)    (.25)     (.26)    (.27)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.14   $5.00    $5.26     $5.41    $5.30
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $53     $44      $46       $31      $22
                                                                   ---     ---      ---       ---      ---
Ratio of expenses to average daily net assets(c)                 1.60%   1.58%    1.54%     1.50%    1.50%
                                                                 ----    ----     ----      ----     ----
Ratio of net investment income (loss)
to average daily net assets                                      4.70%   4.94%    4.61%     4.86%    5.05%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)           4%     18%      13%        8%      14%
                                                                    -      --       --         -       --
Total return(e)                                                  7.72%   (.16%)   1.85%     7.17%    7.23%
                                                                 ----    ----     ----      ----     ----

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
26p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust

AXP Minnesota Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                     2001   2000(b)
Net asset value, beginning of period                            $5.00   $4.99
                                                                -----   -----
Income from investment operations:
Net investment income (loss)                                      .24      --
Net gains (losses) (both realized and unrealized)                 .14     .01
                                                                  ---     ---
Total from investment operations                                  .38     .01
                                                                  ---     ---
Less distributions:
Dividends from net investment income                             (.24)     --
                                                                 ----     ---
Net asset value, end of period                                  $5.14   $5.00
                                                                -----   -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $2     $--
                                                                   --     ---
Ratio of expenses to average daily net assets(c)                1.59%   1.58%(d)
                                                                ----    ----
Ratio of net investment income (loss)
to average daily net assets                                     4.74%   4.94%(d)
                                                                ----    ----
Portfolio turnover rate (excluding short-term securities)          4%     18%
                                                                   -      --
Total return(e)                                                 7.75%    .20%
                                                                ----     ---
Notes to financial highlights
(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
27p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust
AXP New York Tax-Exempt Fund

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $4.92   $5.15    $5.29     $5.15    $5.06
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .25     .27      .25       .27      .28
Net gains (losses) (both realized and unrealized)                  .20    (.23)    (.14)      .14      .09
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .45     .04      .11       .41      .37
                                                                   ---     ---      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.25)   (.27)    (.25)     (.27)    (.28)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.12   $4.92    $5.15     $5.29    $5.15
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $88     $85     $102      $105     $108
                                                                   ---     ---     ----      ----     ----
Ratio of expenses to average daily net assets(c)                  .91%    .88%     .82%      .79%     .81%
                                                                  ---     ---      ---       ---      ---
Ratio of net investment income (loss)
to average daily net assets                                      4.90%   5.27%    4.93%     5.22%    5.55%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)          13%     11%       8%       10%      12%
                                                                   --      --        -        --       --
Total return(e)                                                  9.28%    .77%    2.04%     8.20%    7.60%
                                                                 ----     ---     ----      ----     ----

Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $4.92   $5.15    $5.29     $5.15    $5.06
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .21     .23      .21       .23      .25
Net gains (losses) (both realized and unrealized)                  .20    (.23)    (.14)      .14      .09
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .41      --      .07       .37      .34
                                                                   ---     ---      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.21)   (.23)    (.21)     (.23)    (.25)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.12   $4.92    $5.15     $5.29    $5.15
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $16     $13      $14       $10       $8
                                                                   ---     ---      ---       ---       --
Ratio of expenses to average daily net assets(c)                 1.66%   1.63%    1.57%     1.55%    1.56%
                                                                 ----    ----     ----      ----     ----
Ratio of net investment income (loss)
to average daily net assets                                      4.14%   4.54%    4.20%     4.47%    4.81%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)          13%     11%       8%       10%      12%
                                                                   --      --        -        --       --
Total return(e)                                                  8.47%    .01%    1.28%     7.35%    6.80%
                                                                 ----     ---     ----      ----     ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
28p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust

AXP New York Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                     2001  2000(b)
Net asset value, beginning of period                            $4.92   $4.91
                                                                -----   -----
Income from investment operations:
Net investment income (loss)                                      .21      --
Net gains (losses) (both realized and unrealized)                 .19     .01
                                                                  ---     ---
Total from investment operations                                  .40     .01
                                                                  ---     ---
Less distributions:
Dividends from net investment income                             (.21)     --
                                                                 ----     ---
Net asset value, end of period                                  $5.11   $4.92
                                                                -----   -----
Ratios/supplemental data
Net assets, end of period (in millions)                           $--     $--
                                                                  ---     ---
Ratio of expenses to average daily net assets(c)                1.66%   1.63%(d)
                                                                ----    ----
Ratio of net investment income (loss)
to average daily net assets                                     4.09%   4.54%(d)
                                                                ----    ----
Portfolio turnover rate (excluding short-term securities)         13%     11%
                                                                  --      --
Total return(e)                                                 8.26%    .20%
                                                                ----     ---
Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust

AXP Ohio Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.13   $5.36    $5.50     $5.38    $5.28
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .27     .27      .27       .29      .29
Net gains (losses) (both realized and unrealized)                  .14    (.23)    (.14)      .12      .10
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .41     .04      .13       .41      .39
                                                                   ---     ---      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.27)   (.27)    (.27)     (.29)    (.29)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.27   $5.13    $5.36     $5.50    $5.38
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $67     $60      $69       $67      $67
                                                                   ---     ---      ---       ---      ---
Ratio of expenses to average daily net assets(c)                  .93%    .88%     .88%      .83%     .83%
                                                                  ---     ---      ---       ---      ---
Ratio of net investment income (loss)
to average daily net assets                                      4.98%   5.31%    5.02%     5.22%    5.46%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)           3%     13%       5%       10%       9%
                                                                    -      --        -        --        -
Total return(e)                                                  7.95%    .91%    2.50%     7.79%    7.43%
                                                                 ----     ---     ----      ----     ----

Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                      2001    2000     1999      1998     1997
Net asset value, beginning of period                             $5.13   $5.36    $5.50     $5.38    $5.28
                                                                 -----   -----    -----     -----    -----
Income from investment operations:
Net investment income (loss)                                       .23     .23      .23       .24      .25
Net gains (losses) (both realized and unrealized)                  .14    (.23)    (.14)      .13      .10
                                                                   ---    ----     ----       ---      ---
Total from investment operations                                   .37      --      .09       .37      .35
                                                                   ---    ----      ---       ---      ---
Less distributions:
Dividends from net investment income                              (.23)   (.23)    (.23)     (.25)    (.25)
                                                                  ----    ----     ----      ----     ----
Net asset value, end of period                                   $5.27   $5.13    $5.36     $5.50    $5.38
                                                                 -----   -----    -----     -----    -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $8      $7       $8        $5       $4
                                                                    --      --       --        --       --
Ratio of expenses to average daily net assets(c)                 1.68%   1.64%    1.63%     1.59%    1.59%
                                                                 ----    ----     ----      ----     ----
Ratio of net investment income (loss)
to average daily net assets                                      4.23%   4.55%    4.27%     4.47%    4.74%
                                                                 ----    ----     ----      ----     ----
Portfolio turnover rate (excluding short-term securities)           3%     13%       5%       10%       9%
                                                                    -      --        -        --        -
Total return(e)                                                  7.15%    .14%    1.75%     6.98%    6.62%
                                                                 ----     ---     ----      ----     ----

See accompanying notes to financial highlights.
--------------------------------------------------------------------------------
30p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

AXP Special Tax-Exempt Series Trust

AXP Ohio Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                     2001   2000(b)
Net asset value, beginning of period                            $5.13   $5.12
                                                                -----   -----
Income from investment operations:
Net investment income (loss)                                      .22      --
Net gains (losses) (both realized and unrealized)                 .15     .01
                                                                  ---     ---
Total from investment operations                                  .37     .01
                                                                  ---     ---
Less distributions:
Dividends from net investment income                             (.22)     --
                                                                 ----     ---
Net asset value, end of period                                  $5.28   $5.13
                                                                -----   -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $1     $--
                                                                   --     ---
Ratio of expenses to average daily net assets(c)                1.68%   1.64%(d)
                                                                ----    ----
Ratio of net investment income (loss)
to average daily net assets                                     4.26%   4.55%(d)
                                                                ----    ----
Portfolio turnover rate (excluding short-term securities)          3%     13%
                                                                   -      --
Total return(e)                                                 7.27%    .20%
                                                                ----     ---

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.


The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of each Fund are contained in the Funds' annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
31p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Appendix A

2001 state tax-exempt and taxable equivalent yield calculation
These tables will help you determine your state taxable yield equivalents for given rates of tax-exempt income.

Tax-exempt income vs. taxable income
2001 California tax-exempt and taxable equivalent yield calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.


STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.


Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 37.79%. This is the rate you'll use in Step 2.

                                                        Adjusted gross income*
Taxable income**                  $0          $132,950                $199,450
                                  to              to                     to             Over
                              $132,950(1)     $199,450(2)             $321,950(3)     $321,950(2)
Married Filing Jointly
$       0  -  $ 10,918          15.85%
   10,918  -    25,878          16.70
   25,878  -    40,842          18.40
   40,842  -    45,200          20.10
   45,200  -    56,696          31.85
   56,696  -    71,652          33.30
   71,652  -   109,250          34.24           34.99%
  109,250  -   166,500          36.96           37.79                   39.08%
  166,500  -   297,350          41.50           42.46                   43.96           42.46%
  297,350+                      44.76                                   47.47***        45.83



Taxable income**                  $0            $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  - $   5,459          15.85%
    5,459  -    12,939          16.70
   12,939  -    20,421          18.40
   20,421  -    27,050          20.10
   27,050  -    28,348          31.85
   28,348  -    35,826          33.30
   35,826  -    65,550          34.24
   65,550  -   136,750          36.96           38.44%
  136,750  -   297,350          41.50           43.21                   42.46%
  297,350+                      44.76                                   45.83

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     10%  Federal rate is not included.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.


1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal taxes are not deductible on the California state tax return.


The combined federal/California tax brackets are based on state tax rates and bracket in effect on Dec. 31, 2000. These rates may change if California tax rates change in 2001. In California, tax brackets are indexed for inflation. These figures do not reflect the 2001 inflation adjustment. If state tax rates change, equivalent rates may differ from those shown.


If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
32p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and California state taxable yield equivalents.


Using 37.79%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.43% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
15.85%   4.16     4.75     5.35     5.94     6.54     7.13     7.72     8.32
16.70%   4.20     4.80     5.40     6.00     6.60     7.20     7.80     8.40
18.40%   4.29     4.90     5.51     6.13     6.74     7.35     7.97     8.58
20.10%   4.38     5.01     5.63     6.26     6.88     7.51     8.14     8.76
31.85%   5.14     5.87     6.60     7.34     8.07     8.80     9.54    10.27
33.30%   5.25     6.00     6.75     7.50     8.25     9.00     9.75    10.49
34.24%   5.32     6.08     6.84     7.60     8.36     9.12     9.88    10.64
34.99%   5.38     6.15     6.92     7.69     8.46     9.23    10.00    10.77
36.96%   5.55     6.35     7.14     7.93     8.72     9.52    10.31    11.10
37.79%   5.63     6.43     7.23     8.04     8.84     9.64    10.45    11.25
38.44%   5.69     6.50     7.31     8.12     8.93     9.75    10.56    11.37
39.08%   5.75     6.57     7.39     8.21     9.03     9.85    10.67    11.49
41.50%   5.98     6.84     7.69     8.55     9.40    10.26    11.11    11.97
42.46%   6.08     6.95     7.82     8.69     9.56    10.43    11.30    12.17
43.21%   6.16     7.04     7.92     8.80     9.68    10.57    11.45    12.33
43.96%   6.25     7.14     8.03     8.92     9.81    10.71    11.60    12.49
44.76%   6.34     7.24     8.15     9.05     9.96    10.86    11.77    12.67
45.83%   6.46     7.38     8.31     9.23    10.15    11.08    12.00    12.92
47.47%   6.66     7.61     8.57     9.52    10.47    11.42    12.37    13.33

--------------------------------------------------------------------------------
33p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2001 Massachusetts tax-exempt and taxable equivalent yield calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.


STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.


Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 35.26%. This is the rate you'll use in Step 2.

                                                        Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  -  $ 45,200          19.76%
   45,200  -   109,250          31.56           32.34%
  109,250  -   166,500          34.39           35.26                   36.59%
  166,500  -   297,350          39.11           40.12                   41.67           40.12%
  297,350+                      42.51                                   45.33***        43.62

Taxable income**                  $0            $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -  $ 27,050          19.76%
   27,050  -    65,550          31.56
   65,550  -   136,750          34.39            35.92%
  136,750  -   297,350          39.11            40.89                  40.12%
  297,350+                      42.51                                   43.62

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     10%  Federal rate is not included.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.


1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the Massachusetts state tax return.


The combined federal/Massachusetts tax brackets are based on state tax rates for Part A income in effect on Jan. 1, 2001. These rates may change if Massachusetts tax rates change in 2001. If state tax rates change, equivalent rates may differ from those shown.


If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
34p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and Massachusetts state taxable yield equivalents.


Using 35.26%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.18% yield.

         For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
19.76%   4.36     4.99     5.61     6.23     6.85     7.48     8.10     8.72
31.56%   5.11     5.84     6.58     7.31     8.04     8.77     9.50    10.23
32.34%   5.17     5.91     6.65     7.39     8.13     8.87     9.61    10.35
34.39%   5.33     6.10     6.86     7.62     8.38     9.14     9.91    10.67
35.26%   5.41     6.18     6.95     7.72     8.50     9.27    10.04    10.81
35.92%   5.46     6.24     7.02     7.80     8.58     9.36    10.14    10.92
36.59%   5.52     6.31     7.10     7.89     8.67     9.46    10.25    11.04
39.11%   5.75     6.57     7.39     8.21     9.03     9.85    10.67    11.50
40.12%   5.85     6.68     7.52     8.35     9.19    10.02    10.86    11.69
40.89%   5.92     6.77     7.61     8.46     9.30    10.15    11.00    11.84
41.67%   6.00     6.86     7.71     8.57     9.43    10.29    11.14    12.00
42.51%   6.09     6.96     7.83     8.70     9.57    10.44    11.31    12.18
43.62%   6.21     7.09     7.98     8.87     9.76    10.64    11.53    12.42
45.33%   6.40     7.32     8.23     9.15    10.06    10.97    11.89    12.80


--------------------------------------------------------------------------------
35p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2001 Michigan tax-exempt and taxable equivalent yield calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.


STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.


Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 34.30%. This is the rate you'll use in Step 2.

                                                       Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  - $  45,200          18.57%
   45,200  -   109,250          30.55           31.34%
  109,250  -   166,500          33.42           34.30                   35.65%
  166,500  -   297,350          38.21           39.23                   40.81           39.23%
  297,350+                      41.66                                   44.52***        42.78

Taxable income**                  $0            $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -  $ 27,050          18.57%
   27,050  -    65,550          30.55
   65,550  -   136,750          33.42            34.97%
  136,750  -   297,350          38.21            40.02                  39.23%
  297,350+                      41.66                                   42.78

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     10%  Federal rate is not included.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.


1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal taxes are not deductible on the Michigan state tax return.


The combined federal/Michigan tax brackets are based on state tax rates in effect on Jan 1, 2001. These rates may change if Michigan tax rates change in 2001. If state tax rates change, equivalent rates may differ from those shown.


If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
36p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and Michigan state taxable yield equivalents.

Using 34.30%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.09% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
18.57%   4.30     4.91     5.53     6.14    6.75     7.37     7.98     8.60
30.55%   5.04     5.76     6.48     7.20    7.92     8.64     9.36    10.08
31.34%   5.10     5.83     6.55     7.28    8.01     8.74     9.47    10.20
33.42%   5.26     6.01     6.76     7.51    8.26     9.01     9.76    10.51
34.30%   5.33     6.09     6.85     7.61    8.37     9.13     9.89    10.65
34.97%   5.38     6.15     6.92     7.69    8.46     9.23    10.00    10.76
35.65%   5.44     6.22     6.99     7.77    8.55     9.32    10.10    10.88
38.21%   5.66     6.47     7.28     8.09    8.90     9.71    10.52    11.33
39.23%   5.76     6.58     7.40     8.23    9.05     9.87    10.70    11.52
40.02%   5.84     6.67     7.50     8.34    9.17    10.00    10.84    11.67
40.81%   5.91     6.76     7.60     8.45    9.29    10.14    10.98    11.83
41.66%   6.00     6.86     7.71     8.57    9.43    10.28    11.14    12.00
42.78%   6.12     6.99     7.86     8.74    9.61    10.49    11.36    12.23
44.52%   6.31     7.21     8.11     9.01    9.91    10.81    11.72    12.62

--------------------------------------------------------------------------------
37p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2001 Minnesota tax-exempt and taxable equivalent yield calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.


STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.


Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 36.80%. This is the rate you'll use in Step 2.


                                                      Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  -  $ 26,480          19.55%
   26,480  -    45,200          20.99
  45,200   -   105,200          32.61           33.38%
  105,200  -   109,250          33.19           33.95
  109,250  -   166,500          35.96           36.80                   38.10%
  166,500  -   297,350          40.56           41.54                   43.06           41.54%
  297,350+                      43.88                                   46.63***        44.96


Taxable income**                  $0            $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -  $ 18,120          19.55%
   18,120  -    27,050          20.99
   27,050  -    59,500          32.61
   59,500  -    65,550          33.19
   65,550  -   136,750          35.96           37.45%
  136,750  -   297,350          40.56           42.30                   41.54%
  297,350+                      43.88                                   44.96

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     10% Federal rate is not included.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.

1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal taxes are not deductible on the Minnesota state tax return.


The combined federal/Minnesota tax brackets are based on state tax rates effective as of Jan. 1, 2001. These rates may change if Minnesota tax rates change in 2001. If state tax rates change, equivalent rates may differ from those shown.


If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
38p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and Minnesota state taxable yield equivalents.


Using 36.80%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.33% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
19.55%   4.35     4.97     5.59     6.22    6.84     7.46     8.08     8.70
20.99%   4.43     5.06     5.70     6.33    6.96     7.59     8.23     8.86
32.61%   5.19     5.94     6.68     7.42    8.16     8.90     9.65    10.39
33.19%   5.24     5.99     6.74     7.48    8.23     8.98     9.73    10.48
33.38%   5.25     6.00     6.75     7.51    8.26     9.01     9.76    10.51
33.95%   5.30     6.06     6.81     7.57    8.33     9.08     9.84    10.60
35.96%   5.47     6.25     7.03     7.81    8.59     9.37    10.15    10.93
36.80%   5.54     6.33     7.12     7.91    8.70     9.49    10.28    11.08
37.45%   5.60     6.39     7.19     7.99    8.79     9.59    10.39    11.19
38.10%   5.65     6.46     7.27     8.08    8.89     9.69    10.50    11.31
40.56%   5.89     6.73     7.57     8.41    9.25    10.09    10.94    11.78
41.54%   5.99     6.84     7.70     8.55    9.41    10.26    11.12    11.97
42.30%   6.07     6.93     7.80     8.67    9.53    10.40    11.27    12.13
43.06%   6.15     7.02     7.90     8.78    9.66    10.54    11.42    12.29
43.88%   6.24     7.13     8.02     8.91    9.80    10.69    11.58    12.47
44.96%   6.36     7.27     8.18     9.08    9.99    10.90    11.81    12.72
46.63%   6.56     7.49     8.43     9.37   10.31    11.24    12.18    13.12


--------------------------------------------------------------------------------
39p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2001 New York State tax-exempt and taxable equivalent yield calculation


These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.


Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 36.11%. This is the rate you'll use in Step 2.





                                                      Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0     $ 16,000          18.40%
   16,000  -    22,000          18.83
   22,000  -    26,000          19.46
   26,000  -    40,000          20.02
   40,000  -    45,200          20.82
   45,200  -   109,250          32.47           33.23%
  109,250  -   166,500          35.26           36.11                   37.43%
  166,500  -   297,350          39.92           40.91                   42.44           40.91%
  297,350+                      43.27                                   46.05***        44.36

Taxable income**                  $0            $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -   $ 8,000          18.40%
    8,000  -    11,000          18.83
   11,000  -    13,000          19.46
   13,000  -    20,000          20.02
   20,000  -    27,050          20.82
   27,050  -    65,550          32.47
   65,550  -   136,750          35.26            36.77%
  136,750  -   297,350          39.92            41.68                  40.91%
  297,350+                      43.27                                   44.36

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     10% Federal rate is not included.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.


1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal taxes are not deductible on the New York state tax return. The state Tax Table Benefit Recapture is not included in the New York tables.


The combined federal/New York state tax brackets are based on state tax rates in effect on Jan. 1, 2001. These rates may change if New York state tax rates change in 2001. If state tax rates change, equivalent rates may differ from those shown.


This table does not reflect the state itemized deduction adjustment.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
40p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and New York state taxable yield equivalents.


Using 36.11%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.26% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
18.40%   4.29     4.90     5.51     6.13    6.74     7.35     7.97     8.58
18.83%   4.31     4.93     5.54     6.16    6.78     7.39     8.01     8.62
19.46%   4.35     4.97     5.59     6.21    6.83     7.45     8.07     8.69
20.02%   4.38     5.00     5.63     6.25    6.88     7.50     8.13     8.75
20.82%   4.42     5.05     5.68     6.31    6.95     7.58     8.21     8.84
32.47%   5.18     5.92     6.66     7.40    8.14     8.88     9.63    10.37
33.23%   5.24     5.99     6.74     7.49    8.24     8.99     9.73    10.48
35.26%   5.41     6.18     6.95     7.72    8.50     9.27    10.04    10.81
36.11%   5.48     6.26     7.04     7.83    8.61     9.39    10.17    10.96
36.77%   5.54     6.33     7.12     7.91    8.70     9.49    10.28    11.07
37.43%   5.59     6.39     7.19     7.99    8.79     9.59    10.39    11.19
39.92%   5.83     6.66     7.49     8.32    9.15     9.99    10.82    11.65
40.91%   5.92     6.77     7.62     8.46    9.31    10.15    11.00    11.85
41.68%   6.00     6.86     7.72     8.57    9.43    10.29    11.15    12.00
42.44%   6.08     6.95     7.82     8.69    9.56    10.42    11.29    12.16
43.27%   6.17     7.05     7.93     8.81    9.70    10.58    11.46    12.34
44.36%   6.29     7.19     8.09     8.99    9.88    10.78    11.68    12.58
46.05%   6.49     7.41     8.34     9.27   10.19    11.12    12.05    12.97

--------------------------------------------------------------------------------
41p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2001 New York State and New York City tax-exempt and taxable equivalent yield calculation

These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.


Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 38.62%. This is the rate you'll use in Step 2.



                                                        Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  -  $ 16,000          20.72%
   16,000  -    21,600          21.14
   21,600  -    22,000          21.64
   22,000  -    26,000          22.28
   26,000  -    40,000          22.83
   40,000  -    45,000          23.64
   45,000  -    45,200          23.69
   45,200  -    90,000          34.91           35.65%
   90,000  -   109,250          35.11           35.85
  109,250  -   166,500          37.80           38.62                   39.88%
  166,500  -   297,350          42.27           43.22                   44.70           43.22%
  297,350+                      45.49                                   48.17***        46.54

Taxable income**                  $0            $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -  $  8,000          20.72%
    8,000  -    11,000          21.14
   11,000  -    12,000          21.78
   12,000  -    13,000          22.28
   13,000  -    20,000          22.83
   20,000  -    25,000          23.64
   25,000  -    27,050          23.69
   27,050  -    50,000          34.91
   50,000  -    65,550          35.11
   65,550  -   136,750          37.80            39.25%
  136,750  -   297,350          42.27            43.96                  43.22%
  297,350+                      45.49                                   46.54

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     10% Federal rate is not included.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.


1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal taxes are not deductible on the New York state tax return. The state Tax Table Benefit Recapture is not included in the New York tables.


The combined federal/New York state and city tax brackets are based on state and blended city tax rates in effect on January 1, 2001. These rates may change if New York state or city tax rates change in 2001. If state or city tax rates change, equivalent rates may differ from those shown.


This table does not reflect the state itemized deduction adjustment.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
42p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal, New York state and New York City taxable yield equivalents.


Using 38.62%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.52% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
20.72%   4.41     5.05     5.68     6.31    6.94     7.57     8.20     8.83
21.14%   4.44     5.07     5.71     6.34    6.97     7.61     8.24     8.88
21.64%   4.47     5.10     5.74     6.38    7.02     7.66     8.30     8.93
21.78%   4.47     5.11     5.75     6.39    7.03     7.67     8.31     8.95
22.28%   4.50     5.15     5.79     6.43    7.08     7.72     8.36     9.01
22.83%   4.54     5.18     5.83     6.48    7.13     7.78     8.42     9.07
23.64%   4.58     5.24     5.89     6.55    7.20     7.86     8.51     9.17
23.69%   4.59     5.24     5.90     6.55    7.21     7.86     8.52     9.17
34.91%   5.38     6.15     6.91     7.68    8.45     9.22     9.99    10.75
35.11%   5.39     6.16     6.93     7.71    8.48     9.25    10.02    10.79
35.65%   5.44     6.22     6.99     7.77    8.55     9.32    10.10    10.88
35.85%   5.46     6.24     7.01     7.79    8.57     9.35    10.13    10.91
37.80%   5.63     6.43     7.23     8.04    8.84     9.65    10.45    11.25
38.62%   5.70     6.52     7.33     8.15    8.96     9.78    10.59    11.40
39.25%   5.76     6.58     7.41     8.23    9.05     9.88    10.70    11.52
39.88%   5.82     6.65     7.49     8.32    9.15     9.98    10.81    11.64
42.27%   6.06     6.93     7.79     8.66    9.53    10.39    11.26    12.13
43.22%   6.16     7.04     7.93     8.81    9.69    10.57    11.45    12.33
43.96%   6.25     7.14     8.03     8.92    9.81    10.71    11.60    12.49
44.70%   6.33     7.23     8.14     9.04    9.95    10.85    11.75    12.66
45.49%   6.42     7.34     8.26     9.17   10.09    11.01    11.92    12.84
46.54%   6.55     7.48     8.42     9.35   10.29    11.22    12.16    13.09
48.17%   6.75     7.72     8.68     9.65   10.61    11.58    12.54    13.51

--------------------------------------------------------------------------------
43p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2001 Ohio tax-exempt and taxable equivalent yield calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.


STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.


Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 35.82%. This is the rate you'll use in Step 2.


                                                        Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly

$       0  -   $ 5,000          15.59%
    5,000  -    10,000          16.18
   10,000  -    15,000          17.35
   15,000  -    20,000          17.94
   20,000  -    40,000          18.53
   40,000  -    45,200          19.11
   45,200  -    80,000          31.01           31.79%
   80,000  -   100,000          31.51           32.29
  100,000  -   109,250          32.16           32.93
  109,250  -   166,500          34.96           35.82                   37.14%
  166,500  -   200,000          39.64           40.64                   42.18
  200,000  -   297,350          40.00                                   42.52           40.99%
  297,350+                      43.35                                   46.13***        44.44

Taxable income**                  $0            $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -   $ 5,000          15.59%
    5,000  -    10,000          16.18
   10,000  -    15,000          17.35
   15,000  -    20,000          17.94
   20,000  -    27,050          18.53
   27,050  -    40,000          30.51
   40,000  -    65,550          31.01
   65,550  -    80,000          33.86
   80,000  -   100,000          34.34            35.88%
  100,000  -   136,750          34.96            36.48
  136,750  -   200,000          39.64            41.41                  40.64%
  200,000  -   297,350          40.00            41.76                  40.99
  297,350+                      43.35                                   44.44

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     10% Federal rate is not included.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.


1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.


Federal taxes are not deductible on the Ohio state tax return.


The combined federal/Ohio tax brackets are based on state tax rates in effect on Dec. 31, 2000. These rates may change if Ohio tax rates change in 2001. If state tax rates change, equivalent rates may differ from those shown.


This table does not reflect the state joint filing credit.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
44p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and Ohio state taxable yield equivalents.


Using 35.82%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.23% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
15.59%   4.15     4.74     5.33     5.92    6.52     7.11     7.70     8.29
16.18%   4.18     4.77     5.37     5.97    6.56     7.16     7.75     8.35
17.35%   4.23     4.84     5.44     6.05    6.65     7.26     7.86     8.47
17.94%   4.27     4.87     5.48     6.09    6.70     7.31     7.92     8.53
18.53%   4.30     4.91     5.52     6.14    6.75     7.36     7.98     8.59
19.11%   4.33     4.94     5.56     6.18    6.80     7.42     8.04     8.65
30.51%   5.04     5.76     6.48     7.20    7.91     8.63     9.35    10.07
31.01%   5.07     5.80     6.52     7.25    7.97     8.70     9.42    10.15
31.51%   5.11     5.84     6.57     7.30    8.03     8.76     9.49    10.22
31.79%   5.13     5.86     6.60     7.33    8.06     8.80     9.53    10.26
32.16%   5.16     5.90     6.63     7.37    8.11     8.84     9.58    10.32
32.29%   5.17     5.91     6.65     7.38    8.12     8.86     9.60    10.34
32.93%   5.22     5.96     6.71     7.45    8.20     8.95     9.69    10.44
33.86%   5.29     6.05     6.80     7.56    8.32     9.07     9.83    10.58
34.34%   5.33     6.09     6.85     7.61    8.38     9.14     9.90    10.66
34.96%   5.38     6.15     6.92     7.69    8.46     9.23     9.99    10.76
35.82%   5.45     6.23     7.01     7.79    8.57     9.35    10.13    10.91
35.88%   5.46     6.24     7.02     7.80    8.58     9.36    10.14    10.92
36.48%   5.51     6.30     7.08     7.87    8.66     9.45    10.23    11.02
37.14%   5.57     6.36     7.16     7.95    8.75     9.55    10.34    11.14
39.64%   5.80     6.63     7.46     8.28    9.11     9.94    10.77    11.60
40.00%   5.83     6.67     7.50     8.33    9.17    10.00    10.83    11.67
40.64%   5.90     6.74     7.58     8.42    9.27    10.11    10.95    11.79
40.99%   5.93     6.78     7.63     8.47    9.32    10.17    11.02    11.86
41.41%   5.97     6.83     7.68     8.53    9.39    10.24    11.09    11.95
41.76%   6.01     6.87     7.73     8.59    9.44    10.30    11.16    12.02
42.18%   6.05     6.92     7.78     8.65    9.51    10.38    11.24    12.11
42.52%   6.09     6.96     7.83     8.70    9.57    10.44    11.31    12.18
43.35%   6.18     7.06     7.94     8.83    9.71    10.59    11.47    12.36
44.44%   6.30     7.20     8.10     9.00    9.90    10.80    11.70    12.60
46.13%   6.50     7.43     8.35     9.28   10.21    11.14    12.07    12.99

--------------------------------------------------------------------------------
45p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Appendix B

Tax-exempt income vs. taxable income
2002 California Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 37.33%. This is the rate you'll use in Step 2.


                                                        Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  -  $ 10,918          10.90%
   10,918  -    12,000          11.80
   12,000  -    25,878          16.70
   25,878  -    40,842          18.40
   40,842  -    45,200          20.10
   45,200  -    56,696          31.38
   56,696  -    71,652          32.84
   71,652  -   109,250          33.79           34.52%
  109,250  -   166,500          36.51           37.33                   38.59%
  166,500  -   297,350          41.05           42.00                   43.47           42.00%
  297,350+                      44.31                                   46.98***        45.36

Taxable income**                  $0            $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -   $ 5,459          10.90%
    5,459  -     6,000          11.80
    6,000  -    12,939          16.70
   12,939  -    20,421          18.40
   20,421  -    27,050          20.10
   27,050  -    28,348          31.38
   28,348  -    35,826          32.84
   35,826  -    65,550          33.79
   65,550  -   136,750          36.51           37.96%
  136,750  -   297,350          41.05           42.73                   42.00%
  297,350+                      44.31                                   45.36

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     The taxable income and adjusted gross income ranges are based on 2001 numbers.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.

1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the California state tax return.

The combined federal/California tax brackets are based on state tax rates and bracket in effect on Dec. 31, 2000. These rates may change if California tax rates change in 2002. In California, tax brackets are indexed for inflation. These figures do not reflect the 2001 inflation adjustment. If state tax rates change, equivalent rates may differ from those shown.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
46p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and California state taxable yield equivalents.

Using 37.33%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.38% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
10.90%   3.93     4.49     5.05     5.61    6.17     6.73     7.30     7.86
11.80%   3.97     4.54     5.10     5.67    6.24     6.80     7.37     7.94
16.70%   4.20     4.80     5.40     6.00    6.60     7.20     7.80     8.40
18.40%   4.29     4.90     5.51     6.13    6.74     7.35     7.97     8.58
20.10%   4.38     5.01     5.63     6.26    6.88     7.51     8.14     8.76
31.38%   5.10     5.83     6.56     7.29    8.02     8.74     9.47    10.20
32.84%   5.21     5.96     6.70     7.44    8.19     8.93     9.68    10.42
33.79%   5.29     6.04     6.80     7.55    8.31     9.06     9.82    10.57
34.52%   5.35     6.11     6.87     7.64    8.40     9.16     9.93    10.69
36.51%   5.51     6.30     7.09     7.88    8.66     9.45    10.24    11.03
37.33%   5.58     6.38     7.18     7.98    8.78     9.57    10.37    11.17
37.96%   5.64     6.45     7.25     8.06    8.87     9.67    10.48    11.28
38.59%   5.70     6.51     7.33     8.14    8.96     9.77    10.58    11.40
41.05%   5.94     6.79     7.63     8.48    9.33    10.18    11.03    11.87
42.00%   6.03     6.90     7.76     8.62    9.48    10.34    11.21    12.07
42.73%   6.11     6.98     7.86     8.73    9.60    10.48    11.35    12.22
43.47%   6.19     7.08     7.96     8.84    9.73    10.61    11.50    12.38
44.31%   6.28     7.18     8.08     8.98    9.88    10.77    11.67    12.57
45.36%   6.41     7.32     8.24     9.15   10.07    10.98    11.90    12.81
46.98%   6.60     7.54     8.49     9.43   10.37    11.32    12.26    13.20

--------------------------------------------------------------------------------
47p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2002 Massachusetts Tax-Exempt and Taxable Equivalent Yield Calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 34.56%. This is the rate you'll use in Step 2.


                                                  Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  -  $ 12,000          14.77%
   12,000  -    45,200          19.51
   45,200  -   109,250          30.87           31.64%
  109,250  -   166,500          33.71           34.56                   35.88%
  166,500  -   297,350          38.45           39.44                   40.98           39.44%
  297,350+                      41.85           44.65***                42.95

Taxable income**                  $0                                  $132,950
                                  to                                    to              Over
                              $132,950(1)                            $255,450(3)      $255,450(2)
Single
$       0  -   $ 6,000          14.77%
   6,000   -    27,050          19.51
   27,050  -    65,550          30.87
   65,550  -   136,750          33.71                                   35.22%
  136,750  -   297,350          38.45                                   40.21            39.44%
  297,350+                      41.85                                                    42.95

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     The taxable income and adjusted gross income ranges are based on 2001 numbers.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.

1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the Massachusetts state tax return.

The combined federal/Massachusetts tax brackets are based on state tax rates for Part A income in effect on Jan. 1, 2001. These rates may change if Massachusetts tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


--------------------------------------------------------------------------------
48p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and Massachusetts state taxable yield equivalents.

Using 34.56%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.11% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
14.77%   4.11     4.69     5.28     5.87    6.45     7.04     7.63     8.21
19.51%   4.35     4.97     5.59     6.21    6.83     7.45     8.08     8.70
30.87%   5.06     5.79     6.51     7.23    7.96     8.68     9.40    10.13
31.64%   5.12     5.85     6.58     7.31    8.05     8.78     9.51    10.24
33.71%   5.28     6.03     6.79     7.54    8.30     9.05     9.81    10.56
34.56%   5.35     6.11     6.88     7.64    8.40     9.17     9.93    10.70
35.22%   5.40     6.17     6.95     7.72    8.49     9.26    10.03    10.81
35.88%   5.46     6.24     7.02     7.80    8.58     9.36    10.14    10.92
38.45%   5.69     6.50     7.31     8.12    8.94     9.75    10.56    11.37
39.44%   5.78     6.61     7.43     8.26    9.08     9.91    10.73    11.56
40.21%   5.85     6.69     7.53     8.36    9.20    10.04    10.87    11.71
40.98%   5.93     6.78     7.62     8.47    9.32    10.17    11.01    11.86
41.85%   6.02     6.88     7.74     8.60    9.46    10.32    11.18    12.04
42.95%   6.13     7.01     7.89     8.76    9.64    10.52    11.39    12.27
44.65%   6.32     7.23     8.13     9.03    9.94    10.84    11.74    12.65

--------------------------------------------------------------------------------
49p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2002 Michigan Tax-Exempt and Taxable Equivalent Yield Calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 33.73%. This is the rate you'll use in Step 2.

                                                     Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  -  $ 12,000          13.69%
   12,000  -    45,200          18.49
   45,200  -   109,250          29.99           30.77%
  109,250  -   166,500          32.87           33.73                   35.07%
  166,500  -   297,350          37.67           38.67                   40.23           38.67%
  297,350+                      41.12                                   43.95***        42.23


Taxable income**                  $0             $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -   $ 6,000          13.69%
    6,000  -    27,050          18.49
   27,050  -    65,550          29.99
   65,550  -   136,750          32.87            34.40%
  136,750  -   297,350          37.67            39.45                  38.67%
  297,350+                      41.12                                   42.23

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     The taxable income and adjusted gross income ranges are based on 2001 numbers.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.

1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the Michigan state tax return.

The combined federal/Michigan tax brackets are based on state tax rates in effect on Jan. 1, 2001. These rates may change if Michigan tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
50p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and Michigan state taxable yield equivalents.

Using 33.73%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.04% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
13.69%   4.06     4.63     5.21     5.79    6.37     6.95     7.53     8.11
18.49%   4.29     4.91     5.52     6.13    6.75     7.36     7.97     8.59
29.99%   5.00     5.71     6.43     7.14    7.86     8.57     9.28    10.00
30.77%   5.06     5.78     6.50     7.22    7.94     8.67     9.39    10.11
32.87%   5.21     5.96     6.70     7.45    8.19     8.94     9.68    10.43
33.73%   5.28     6.04     6.79     7.54    8.30     9.05     9.81    10.56
34.40%   5.34     6.10     6.86     7.62    8.38     9.15     9.91    10.67
35.07%   5.39     6.16     6.93     7.70    8.47     9.24    10.01    10.78
37.67%   5.62     6.42     7.22     8.02    8.82     9.63    10.43    11.23
38.67%   5.71     6.52     7.34     8.15    8.97     9.78    10.60    11.41
39.45%   5.78     6.61     7.43     8.26    9.08     9.91    10.73    11.56
40.23%   5.86     6.69     7.53     8.37    9.20    10.04    10.88    11.71
41.12%   5.94     6.79     7.64     8.49    9.34    10.19    11.04    11.89
42.23%   6.06     6.92     7.79     8.66    9.52    10.39    11.25    12.12
43.95%   6.24     7.14     8.03     8.92    9.81    10.70    11.60    12.49

--------------------------------------------------------------------------------
51p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2002 Minnesota Tax-Exempt and Taxable Equivalent Yield Calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 36.32%. This is the rate you'll use in Step 2.

                                                        Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  -  $ 12,000          14.82%
   12,000  -    26,480          19.55
   26,480  -    45,200          20.99
   45,200  -   105,200          32.15           32.90%
  105,200  -   109,250          32.73           33.48
  109,250  -   166,500          35.50           36.32                   37.61%
  166,500  -   297,350          40.10           41.07                   42.57           41.07%
  297,350+                      43.42                                   46.14***        44.49

Taxable income**                  $0             $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -   $ 6,000          14.82%
    6,000  -    18,120          19.55
   18,120  -    27,050          20.99
   27,050  -    59,500          32.15
   59,500  -    65,550          32.73
   65,550  -   136,750          35.50           36.97%
  136,750  -   297,350          40.10           41.82                   41.07%
  297,350+                      43.42                                   44.49

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     The taxable income and adjusted gross income ranges are based on 2001 numbers.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.

1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the Minnesota state tax return.

The combined federal/Minnesota tax brackets are based on state tax rates in effect on Jan. 1, 2001. These rates may change if Minnesota tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.


--------------------------------------------------------------------------------
52p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and Minnesota state taxable yield equivalents.

Using 36.32%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.28% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
14.82%   4.11     4.70     5.28     5.87    6.46     7.04     7.63     8.22
19.55%   4.35     4.97     5.59     6.22    6.84     7.46     8.08     8.70
20.99%   4.43     5.06     5.70     6.33    6.96     7.59     8.23     8.86
32.15%   5.16     5.90     6.63     7.37    8.11     8.84     9.58    10.32
32.73%   5.20     5.95     6.69     7.43    8.18     8.92     9.66    10.41
32.90%   5.22     5.96     6.71     7.45    8.20     8.94     9.69    10.43
33.48%   5.26     6.01     6.76     7.52    8.27     9.02     9.77    10.52
35.50%   5.43     6.20     6.98     7.75    8.53     9.30    10.08    10.85
36.32%   5.50     6.28     7.07     7.85    8.64     9.42    10.21    10.99
36.97%   5.55     6.35     7.14     7.93    8.73     9.52    10.31    11.11
37.61%   5.61     6.41     7.21     8.01    8.82     9.62    10.42    11.22
40.10%   5.84     6.68     7.51     8.35    9.18    10.02    10.85    11.69
41.07%   5.94     6.79     7.64     8.48    9.33    10.18    11.03    11.88
41.82%   6.02     6.88     7.73     8.59    9.45    10.31    11.17    12.03
42.57%   6.09     6.97     7.84     8.71    9.58    10.45    11.32    12.19
43.42%   6.19     7.07     7.95     8.84    9.72    10.60    11.49    12.37
44.49%   6.31     7.21     8.11     9.01    9.91    10.81    11.71    12.61
46.14%   6.50     7.43     8.35     9.28   10.21    11.14    12.07    13.00


--------------------------------------------------------------------------------
53p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2002 New York State Tax-Exempt and Taxable Equivalent Yield Calculation These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 35.63%. This is the rate you'll use in Step 2.

                                                        Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  -  $ 12,000          13.60%
   12,000  -    16,000          18.40
   16,000  -    22,000          18.83
   22,000  -    26,000          19.46
   26,000  -    40,000          20.02
   40,000  -    45,200          20.82
   45,200  -   109,250          32.00           32.76%
  109,250  -   166,500          34.80           35.63                   36.93%
  166,500  -   297,350          39.45           40.43                   41.94           40.43%
  297,350+                      42.81                                   45.55***        43.88

Taxable income**                  $0             $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -   $ 6,000          13.60%
    6,000  -     8,000          18.40
    8,000  -    11,000          18.83
   11,000  -    13,000          19.46
   13,000  -    20,000          20.02
   20,000  -    27,050          20.82
   27,050  -    65,550          32.00
   65,550  -   136,750          34.80            36.28%
  136,750  -   297,350          39.45            41.19                  40.43%
  297,350+                      42.81                                   43.88


  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     The taxable income and adjusted gross income ranges are based on 2001 numbers.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.


1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal income taxes are not deductible on the New York state tax return. The state Tax Table Benefit Recapture is not included in the New York Tables.

The combined federal/New York state tax brackets are based on state tax rates in effect on Jan. 1, 2001. These rates may change if New York state tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

This table does not reflect the state itemized deduction adjustment.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
54p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and New York state taxable yield equivalents.

Using 35.63%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.21% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
13.60%   4.05     4.63     5.21     5.79    6.37     6.94     7.52     8.10
18.40%   4.29     4.90     5.51     6.13    6.74     7.35     7.97     8.58
18.83%   4.31     4.93     5.54     6.16    6.78     7.39     8.01     8.62
19.46%   4.35     4.97     5.59     6.21    6.83     7.45     8.07     8.69
20.02%   4.38     5.00     5.63     6.25    6.88     7.50     8.13     8.75
20.82%   4.42     5.05     5.68     6.31    6.95     7.58     8.21     8.84
32.00%   5.15     5.88     6.62     7.35    8.09     8.82     9.56    10.29
32.76%   5.21     5.95     6.69     7.44    8.18     8.92     9.67    10.41
34.80%   5.37     6.13     6.90     7.67    8.44     9.20     9.97    10.74
35.63%   5.44     6.21     6.99     7.77    8.54     9.32    10.10    10.87
36.28%   5.49     6.28     7.06     7.85    8.63     9.42    10.20    10.99
36.93%   5.55     6.34     7.13     7.93    8.72     9.51    10.31    11.10
39.45%   5.78     6.61     7.43     8.26    9.08     9.91    10.73    11.56
40.43%   5.88     6.71     7.55     8.39    9.23    10.07    10.91    11.75
41.19%   5.95     6.80     7.65     8.50    9.35    10.20    11.05    11.90
41.94%   6.03     6.89     7.75     8.61    9.47    10.33    11.20    12.06
42.81%   6.12     6.99     7.87     8.74    9.62    10.49    11.37    12.24
43.88%   6.24     7.13     8.02     8.91    9.80    10.69    11.58    12.47
45.55%   6.43     7.35     8.26     9.18   10.10    11.02    11.94    12.86

--------------------------------------------------------------------------------
55p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

2002 New York State and New York City Tax-Exempt and Taxable Equivalent Yield Calculation
These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 38.15%. This is the rate you'll use in Step 2.

                                                        Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$       0  -  $ 12,000          16.06%
   12,000  -    16,000          20.72
   16,000  -    21,600          21.14
   21,600  -    22,000          21.64
   22,000  -    26,000          22.28
   26,000  -    40,000          22.83
   40,000  -    45,000          23.64
   45,000  -    45,200          23.69
   45,200  -    90,000          34.46           35.19%
   90,000  -   109,250          34.66           35.39
  109,250  -   166,500          37.35           38.15                   39.40%
  166,500  -   297,350          41.82           42.76                   44.22           42.76%
  297,350+                      45.05                                   47.69***        46.08

Taxable income**                  $0             $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$        0 -   $ 6,000          16.06%
    6,000  -     8,000          20.72
    8,000  -    11,000          21.14
   11,000  -    12,000          21.78
   12,000  -    13,000          22.28
   13,000  -    20,000          22.83
   20,000  -    25,000          23.64
   25,000  -    27,050          23.69
   27,050  -    50,000          34.46
   50,000  -    65,550          34.66
   65,550  -   136,750          37.35             38.78%
  136,750  -   297,350          41.82             43.49                 42.76%
  297,350+                      45.05                                   46.08

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     The taxable income and adjusted gross income ranges are based on 2001 numbers.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.

1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

Federal taxes are not deductible on the New York state tax return. The State Tax Table Benefit Recapture is not included in the New York Tables.

The combined federal/New York state and city tax brackets are based on state and blended city tax rates in effect on Jan. 1, 2001. These rates may change if New York state or city tax rates change in 2002. If state or city tax rates change, equivalent rates may differ from those shown.

This table does not reflect the state itemized deduction adjustment.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
56p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

STEP 2: Determining your combined federal and New York state and New York City taxable yield equivalents.

Using 38.15%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.47% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
16.06%   4.17     4.77     5.36     5.96    6.55     7.15     7.74     8.34
20.72%   4.41     5.05     5.68     6.31    6.94     7.57     8.20     8.83
21.14%   4.44     5.07     5.71     6.34    6.97     7.61     8.24     8.88
21.64%   4.47     5.10     5.74     6.38    7.02     7.66     8.30     8.93
21.78%   4.47     5.11     5.75     6.39    7.03     7.67     8.31     8.95
22.28%   4.50     5.15     5.79     6.43    7.08     7.72     8.36     9.01
22.83%   4.54     5.18     5.83     6.48    7.13     7.78     8.42     9.07
23.64%   4.58     5.24     5.89     6.55    7.20     7.86     8.51     9.17
23.69%   4.59     5.24     5.90     6.55    7.21     7.86     8.52     9.17
34.46%   5.34     6.10     6.87     7.63    8.39     9.15     9.92    10.68
34.66%   5.36     6.12     6.89     7.65    8.42     9.18     9.95    10.71
35.19%   5.40     6.17     6.94     7.71    8.49     9.26    10.03    10.80
35.39%   5.42     6.19     6.96     7.74    8.51     9.29    10.06    10.83
37.35%   5.59     6.38     7.18     7.98    8.78     9.58    10.38    11.17
38.15%   5.66     6.47     7.28     8.08    8.89     9.70    10.51    11.32
38.78%   5.72     6.53     7.35     8.17    8.98     9.80    10.62    11.43
39.40%   5.78     6.60     7.43     8.25    9.08     9.90    10.73    11.55
41.82%   6.02     6.88     7.73     8.59    9.45    10.31    11.17    12.03
42.76%   6.11     6.99     7.86     8.74    9.61    10.48    11.36    12.23
43.49%   6.19     7.08     7.96     8.85    9.73    10.62    11.50    12.39
44.22%   6.27     7.17     8.07     8.96    9.86    10.76    11.65    12.55
45.05%   6.37     7.28     8.19     9.10   10.01    10.92    11.83    12.74
46.08%   6.49     7.42     8.35     9.27   10.20    11.13    12.05    12.98
47.69%   6.69     7.65     8.60     9.56   10.51    11.47    12.43    13.38

--------------------------------------------------------------------------------
57p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Tax-exempt income vs. taxable income
2002 Ohio Tax-Exempt and Taxable Equivalent Yield Calculation

These tables will help you determine your combined federal and state taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate.

Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.

First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjusted gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 35.34%. This is the rate you'll use in Step 2.


                                                        Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly

$       0  -   $ 5,000          10.62%
    5,000  -    10,000          11.24
   10,000  -    12,000          12.49
   12,000  -    15,000          17.35
   15,000  -    20,000          17.94
   20,000  -    40,000          18.53
   40,000  -    45,200          19.11
   45,200  -    80,000          30.53           31.30%
   80,000  -   100,000          31.04           31.80
  100,000  -   109,250          31.69           32.45
  109,250  -   166,500          34.50           35.34                   36.64%
  166,500  -   200,000          39.17           40.16                   41.68
  200,000  -   297,350          39.54                                   42.02           40.51%
  297,350+                      42.89                                   45.63***        43.96


Taxable income**                  $0             $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$       0  -   $ 5,000          10.62%
    5,000  -     6,000          11.24
    6,000  -    10,000          16.18
   10,000  -    15,000          17.35
   15,000  -    20,000          17.94
   20,000  -    27,050          18.53
   27,050  -    40,000          30.03
   40,000  -    65,550          30.53
   65,550  -    80,000          33.39
   80,000  -   100,000          33.87            35.38%
  100,000  -   136,750          34.50            35.99
  136,750  -   200,000          39.17            40.92                  40.16%
  200,000  -   297,350          39.54            41.27                  40.51
  297,350+                      42.89                                   43.96

  * Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     The taxable income and adjusted gross income ranges are based on 2001 numbers.
 ** Amount subject to federal income tax after itemized deduction and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.

1 No Phase-out -- Assumes no  phase-out  of itemized  deductions  or personal exemptions.
2 Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no phase-out of personal exemptions.
3 Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

--------------------------------------------------------------------------------
58p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

Federal income taxes are not deductible on the Ohio state tax return.

The combined federal/Ohio tax brackets are based on state tax rates in effect on Dec. 31, 2000. These rates may change if Ohio tax rates change in 2002. If state tax rates change, equivalent rates may differ from those shown.

This table does not reflect the state joint filing credit.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

STEP 2: Determining your combined federal and Ohio state taxable yield equivalents.

Using 35.34%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 6.19% yield.

                           For these Tax-Exempt Rates:
         3.50%    4.00%    4.50%    5.00%   5.50%    6.00%    6.50%    7.00%
Marginal
Tax Rates         Equal the Taxable Rates shown below:
10.62%   3.92     4.48     5.03     5.59    6.15     6.71     7.27     7.83
11.24%   3.94     4.51     5.07     5.63    6.20     6.76     7.32     7.89
12.49%   4.00     4.57     5.14     5.71    6.28     6.86     7.43     8.00
16.18%   4.18     4.77     5.37     5.97    6.56     7.16     7.75     8.35
17.35%   4.23     4.84     5.44     6.05    6.65     7.26     7.86     8.47
17.94%   4.27     4.87     5.48     6.09    6.70     7.31     7.92     8.53
18.53%   4.30     4.91     5.52     6.14    6.75     7.36     7.98     8.59
19.11%   4.33     4.94     5.56     6.18    6.80     7.42     8.04     8.65
30.03%   5.00     5.72     6.43     7.15    7.86     8.58     9.29    10.00
30.53%   5.04     5.76     6.48     7.20    7.92     8.64     9.36    10.08
31.04%   5.08     5.80     6.53     7.25    7.98     8.70     9.43    10.15
31.30%   5.09     5.82     6.55     7.28    8.01     8.73     9.46    10.19
31.69%   5.12     5.86     6.59     7.32    8.05     8.78     9.52    10.25
31.80%   5.13     5.87     6.60     7.33    8.06     8.80     9.53    10.26
32.45%   5.18     5.92     6.66     7.40    8.14     8.88     9.62    10.36
33.39%   5.25     6.01     6.76     7.51    8.26     9.01     9.76    10.51
33.87%   5.29     6.05     6.80     7.56    8.32     9.07     9.83    10.59
34.50%   5.34     6.11     6.87     7.63    8.40     9.16     9.92    10.69
35.34%   5.41     6.19     6.96     7.73    8.51     9.28    10.05    10.83
35.38%   5.42     6.19     6.96     7.74    8.51     9.29    10.06    10.83
35.99%   5.47     6.25     7.03     7.81    8.59     9.37    10.15    10.94
36.64%   5.52     6.31     7.10     7.89    8.68     9.47    10.26    11.05
39.17%   5.75     6.58     7.40     8.22    9.04     9.86    10.69    11.51
39.54%   5.79     6.62     7.44     8.27    9.10     9.92    10.75    11.58
40.16%   5.85     6.68     7.52     8.36    9.19    10.03    10.86    11.70
40.51%   5.88     6.72     7.56     8.40    9.25    10.09    10.93    11.77
40.92%   5.92     6.77     7.62     8.46    9.31    10.16    11.00    11.85
41.27%   5.96     6.81     7.66     8.51    9.36    10.22    11.07    11.92
41.68%   6.00     6.86     7.72     8.57    9.43    10.29    11.15    12.00
42.02%   6.04     6.90     7.76     8.62    9.49    10.35    11.21    12.07
42.89%   6.13     7.00     7.88     8.76    9.63    10.51    11.38    12.26
43.96%   6.25     7.14     8.03     8.92    9.81    10.71    11.60    12.49
45.63%   6.44     7.36     8.28     9.20   10.12    11.04    11.96    12.87

--------------------------------------------------------------------------------
59p AXP STATE TAX-EXEMPT FUNDS -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.


American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:
americanexpress.com


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.


Investment Company Act File #
         AXP California Tax-Exempt Fund     811-4646
         AXP Massachusetts Tax-Exempt Fund  811-4647
         AXP Michigan Tax-Exempt Fund       811-4647
         AXP Minnesota Tax-Exempt Fund      811-4647
         AXP New York Tax-Exempt Fund       811-4647
         AXP Ohio Tax-Exempt Fund           811-4647


Ticker Symbol
AXP California Tax-Exempt Fund     Class A: ICALX   Class B: N/A    Class C: N/A
AXP Massachusetts Tax-Exempt Fund  Class A: IDMAX   Class B: N/A    Class C: N/A
AXP Michigan Tax-Exempt Fund       Class A: INMIX   Class B: N/A    Class C: N/A
AXP Minnesota Tax-Exempt Fund      Class A: IMNTX   Class B: IDSMX  Class C: N/A
AXP New York Tax-Exempt Fund       Class A: INYKX   Class B: N/A    Class C: N/A
AXP Ohio Tax-Exempt Fund           Class A: IOHIX   Class B: N/A    Class C: N/A

(logo) American Express



S-6328-99 V (8/01)

                                                                  AXP(R) Insured
                                                                      Tax-Exempt
                                                                            Fund

                                                                      PROSPECTUS
                                                                   AUG. 29, 2001


American
  Express(R)
 Funds

(icon of) clock

AXP Insured Tax-Exempt Fund seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital.

Please note that this Fund:

o  is not a bank deposit
o  is not federally insured
o  is not endorsed by any bank or government agency
o  is not guaranteed to achieve its goal

Like all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents


TAKE A CLOSER LOOK AT:

The Fund                                           3p

Goal                                               3p

Principal Investment Strategies                    3p

Principal Risks                                    4p

Past Performance                                   4p

Fees and Expenses                                  6p

Management                                         7p

Buying and Selling Shares                          7p

Valuing Fund Shares                                7p

Investment Options                                 8p

Purchasing Shares                                  9p

Transactions Through American Express
   Brokerage or Third Parties                     11p

Sales Charges                                     11p

Exchanging/Selling Shares                         14p

Distributions and Taxes                           17p

Other Information                                 18p

Financial Highlights                              19p

Appendix A                                        22p

Appendix B                                        24p


--------------------------------------------------------------------------------
2p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

The Fund

GOAL
AXP Insured Tax-Exempt Fund (the Fund) seeks to provide shareholders with a high level of income generally exempt from federal income tax and preservation of shareholders' capital. Because any investment involves risk, achieving this goal cannot be guaranteed.


PRINCIPAL INVESTMENT STRATEGIES
The Fund's assets primarily are invested in a diversified portfolio of securities exempt from federal income tax, with principal and interest either fully insured by private insurers or guaranteed by an agency or instrumentality of the U.S. government. If annual premiums are paid for a mutual fund insurance policy from the Fund's assets, this will reduce the Fund's current yield. Under normal market conditions, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of state or local governments. At least 65% of its total assets will be invested in bonds and in other debt obligations that are privately insured and have a maturity of more than one year. The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds. The Fund also may invest up to 20% of its net assets in debt obligations whose interest is subject to the alternative minimum tax computation.


Although the Fund invests in securities that are privately insured, the Fund's shares are not insured or guaranteed in any respect.

The selection of debt obligations that are tax-exempt is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses investments by:

o Considering opportunities and risks given current and expected interest rates.
o Identifying obligations in states or sectors which, due to supply and demand, are offering higher yields than comparable instruments.
o  Identifying obligations that:

   -- are investment-grade,
   -- are lower quality provided that they are insured,
   -- have  coupons  and/or  maturities  that  are  consistent  with  AEFC's interest rate outlook, and
   -- are expected to outperform other  securities on a risk-adjusted  basis
      (i.e., after considering coupon, sinking fund provision, call protection, and quality).

In evaluating whether to sell a security, AEFC considers, among other factors, whether:

   -- the security is overvalued relative to alternative investments, -- the issuer's credit rating declines or AEFC expects a decline (the
      Fund may continue to own securities that are down-graded until AEFC believes it is advantageous to sell),
   -- political,  economic,  or  other  events  could  affect  the  issuer's performance,
   -- AEFC expects the issuer to call the security, and -- AEFC identifies a more attractive opportunity.

Although not a primary investment strategy, the Fund also may invest in other instruments, such as money market securities and other short-term tax-exempt securities, and derivatives (such as futures, options and forward contracts).

--------------------------------------------------------------------------------
3p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

During weak or declining markets, the Fund may invest more of its assets in money market securities or certain taxable investments. Although the Fund primarily will invest in these securities to avoid losses, this type of investing also could prevent the Fund from achieving its investment objective. During these times, AEFC may make frequent securities trades that could result in increased fees, expenses, and taxes.

For more information on strategies and holdings, see the Fund's Statement of Additional Information (SAI) and the annual/semiannual reports.


PRINCIPAL RISKS

Please remember that with any mutual fund investment you may lose money. Principal risks associated with an investment in the Fund include:

   Market Risk
   Interest Rate Risk
   Legal/Legislative Risk

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

PAST PERFORMANCE
The following bar chart and table indicate the risks and variability of investing in the Fund by showing:

o how the Fund's performance has varied for each full calendar year shown on the chart below, and
o  how the Fund's average annual total returns compare to recognized indexes.

How the Fund has performed in the past does not indicate how the Fund will perform in the future.

--------------------------------------------------------------------------------
4p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Class A Performance (based on calendar years)
(bar chart)

+11.66%  +8.95  +13.58%  -6.08%  +16.71%  +2.26%  +7.70%  +5.54%  -3.98% +12.54%
  1991    1992   1993     1994    1995     1996    1997    1998    1999   2000


During the period shown in the bar chart, the highest return for a calendar quarter was +7.56% (quarter ending March 1995) and the lowest return for a calendar quarter was -6.10% (quarter ending March 1994).


The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.


The Fund's year to date return as of June 30, 2001 was +1.68%.

Average Annual Total Returns (as of Dec. 31, 2000)


                                      1 year   5 years  10 years Since inception
Insured Tax-Exempt:


   Class A                             +7.21%   +3.65%   +6.13%           N/A
   Class B                             +7.71%   +3.71%      N/A     +4.71%(a)
   Class Y                            +12.60%   +4.79%      N/A     +5.73%(a)
Lehman Brothers Municipal Bond Index  +11.68%   +5.84%   +7.32%     +6.76%(b)
Lipper Insured Municipal Debt Index   +12.01%   +4.97%   +6.66%     +5.89%(b)


(a) Inception date was March 20, 1995.
(b) Measurement period started April 1, 1995.


This table shows total returns from hypothetical investments in Class A, Class B and Class Y shares of the Fund. These returns are compared to the indexes shown for the same periods. The performance of different classes varies because of differences in sales charges and fees. Past performance for Class Y for the periods prior to March 20, 1995 may be calculated based on the performance of Class A, adjusted to reflect differences in sales charges, although not for other differences in expenses. Class C became effective June 26, 2000 and therefore performance information is not available.


--------------------------------------------------------------------------------
5p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

For purposes of this calculation we assumed:

o  the maximum sales charge for Class A shares,
o sales at the end of the period and deduction of the applicable contingent deferred sales charge (CDSC) for Class B shares,
o  no sales charge for Class Y shares, and
o no adjustments for taxes paid by an investor on the reinvested income and capital gains.

Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.


Lipper Insured Municipal Debt Index, an unmanaged index published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.


FEES AND EXPENSES
Fund investors pay various expenses. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

                                                                   Class A   Class B   Class C  Class Y
Maximum sales charge (load) imposed on purchases(a)
(as a percentage of offering price)                                4.75%(b)    none     none      none
Maximum deferred sales charge (load) imposed on
sales (as a percentage of offering price at time of purchase)       none        5%      1%(c)     none


Annual Fund operating expenses (expenses that are deducted from Fund assets)

As a percentage of average daily net assets:  Class A  Class B  Class C  Class Y
Management fees                                0.45%    0.45%    0.45%   0.45%
Distribution (12b-1) fees                      0.25%    1.00%    1.00%   0.00%
Other expenses(d)                              0.12%    0.13%    0.13%   0.22%
Total                                          0.82%    1.58%    1.58%   0.67%


(a) This charge may be reduced depending on the value of your total investments in American Express mutual funds. See "Sales Charges."
(b) For Class A purchases over $500,000 on which the sales charge is waived, a 1% sales charge applies if you sell your shares less than one year after purchase.
(c) For Class C purchases, a 1% sales charge applies if you sell your shares less than one year after purchase.

(d) Other expenses include an administrative services fee, a shareholder services fee for Class Y, a transfer agency fee and other nonadvisory expenses.


--------------------------------------------------------------------------------
6p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Assume you invest $10,000 and the Fund earns a 5% annual return. The operating expenses remain the same each year. If you hold your shares until the end of the years shown, your costs would be:


                 1 year   3 years  5 years  10 years
Class A(a)        $555     $725     $909     $1,444
Class B(b)        $560     $799     $961     $1,678(d)
Class B(c)        $161     $499     $861     $1,678(d)
Class C           $161     $499     $861     $1,883
Class Y           $ 68     $215     $374     $ 838


(a)  Includes a 4.75% sales charge.
(b) Assumes you sold your Class B shares at the end of the period and incurred the applicable CDSC.
(c)  Assumes you did not sell your Class B shares at the end of the period.
(d) Based on conversion of Class B shares to Class A shares in the ninth year of ownership.

This example does not represent actual expenses, past or future. Actual expenses may be higher or lower than those shown.

MANAGEMENT
Paul Hylle, portfolio manager, joined AEFC in 1993. He also serves as portfolio manager of AXP California Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund.

Buying and Selling Shares

VALUING FUND SHARES
The public offering price for Class A is the net asset value (NAV) adjusted for the sales charge. For Class B, Class C and Class Y, it is the NAV.

The NAV is the value of a single Fund share. The NAV usually changes daily, and is calculated at the close of business of the New York Stock Exchange, normally 3 p.m. Central Time (CT), each business day (any day the New York Stock Exchange is open).

Fund shares may be purchased through various third-party organizations, including 401(k) plans, banks, brokers and investment advisers. Where authorized by the Fund, orders will be priced at the NAV next computed after receipt by the organization or their selected agent.

The Fund's investments are valued based on market quotations, or where market quotations are not readily available, based on methods selected in good faith by the board. If the Fund's investment policies permit it to invest in securities that are listed on foreign stock exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund's underlying investments may change on days when you could not buy or sell shares of the Fund. Please see the SAI for further information.

--------------------------------------------------------------------------------
7p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

INVESTMENT OPTIONS
1. Class A shares are sold to the public with a sales charge at the time of purchase and an annual distribution (12b-1) fee of 0.25%.

2. Class B shares are sold to the public with a contingent deferred sales charge
   (CDSC) and an annual distribution fee of 1.00%.


3. Class C shares are sold to the public without a sales charge at the time of purchase and with an annual distribution fee of 1.00% (may be subject to a CDSC).


4. Class Y shares are sold to qualifying institutional investors without a sales charge or distribution fee. Please see the SAI for information on eligibility to purchase Class Y shares.

Investment options summary:

The Fund offers four different classes of shares. There are differences among the fees and expenses for each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your financial advisor can help you with this decision.

The following table shows the key features of each class:

                  Class A          Class B         Class C         Class Y
----------------- ---------------- --------------- --------------- -------------
Availability      Available to     Available to    Available to    Limited to
                  all investors.   all investors.  all investors.  qualifying
                                                                   institutional
                                                                   investors.
----------------- ---------------- --------------- --------------- -------------
Initial Sales     Yes. Payable     No. Entire      No. Entire      No. Entire
Charge            at time of       purchase        purchase        purchase
                  purchase.        price is        price is        price is
                  Lower sales      invested in     invested in     invested in
                  charge for       shares of the   shares of the   shares of the
                  larger           Fund.           Fund.           Fund.
                  investments.
----------------- ---------------- --------------- --------------- -------------
Deferred Sales    On purchases     Maximum 5%      1% CDSC         None.
Charge            over $500,000,   CDSC during     applies if
                  1% CDSC          the first       you sell your
                  applies if you   year            shares less
                  sell your        decreasing to   than one year
                  shares less      0% after six    after
                  than one year    years.          purchase.
                  after purchase.
----------------- ---------------- --------------- --------------- -------------
Distribution      Yes.* 0.25%      Yes.* 1.00%     Yes.* 1.00%     Yes. 0.10%
and/or
Shareholder
Service Fee
----------------- ---------------- --------------- --------------- -------------
Conversion to     N/A              Yes,            No.             No.
Class A                            automatically
                                   in ninth
                                   calendar year
                                   of ownership.
----------------- ---------------- --------------- --------------- -------------

* The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows it to pay distribution and servicing-related expenses for the sale of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an on-going basis, the fees may cost long-term shareholders more than paying other types of sales charges imposed by some mutual funds.

Should you purchase Class A, Class B or Class C shares?
If your investments in American Express mutual funds total $250,000 or more, Class A shares may be the better option because the sales charge is reduced for larger purchases. If you qualify for a waiver of the sales charge, Class A shares will be the best option.

If you invest less than $250,000, consider how long you plan to hold your shares. Class B shares have a higher annual distribution fee than Class A shares and CDSC for six years. Class B shares convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased through reinvested dividends and distributions also will convert to Class A shares in the same proportion as the other Class B shares.

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8p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Class C shares also have a higher annual distribution fee than Class A shares. Class C shares have no sales charge if you hold the shares for one year or longer. Unlike Class B shares, Class C shares do not convert to Class A. As a result, you will pay a 1% distribution fee for as long as you hold Class C shares. If you choose a deferred sales charge option (Class B or Class C), generally you should consider Class B shares if you intend to hold your shares for more than six years. Consider Class C shares if you intend to hold your shares less than six years. To help you determine what investment is best for you, consult your financial advisor.


PURCHASING SHARES
To purchase shares through an American Express Brokerage Account or from entities other than American Express Financial Advisors Inc., please refer to the American Express Brokerage Web site or consult your selling agent. The following section explains how you can purchase shares from American Express Financial Advisors (the Distributor).


If you do not have a mutual fund account, you need to establish one. Your financial advisor will help you fill out and submit an application. Once your account is set up, you can choose among several convenient ways to invest.

When you purchase shares for a new or existing account, your order will be priced at the next NAV calculated after your order is accepted by the Fund. If your application does not specify which class of shares you are purchasing, we will assume you are investing in Class A shares.

Important: When you open an account, you must provide your correct Taxpayer Identification Number (TIN), which is either your Social Security or Employer Identification number.


If you do not provide and certify the correct TIN, you could be subject to backup withholding of 31% of taxable distributions and proceeds from certain sales and exchanges. You also could be subject to further penalties, such as:


o  a $50 penalty for each failure to supply your correct TIN,
o a civil penalty of $500 if you make a false statement that results in no backup withholding, and
o  criminal penalties for falsifying information.

You also could be subject to backup withholding, if the IRS notifies us to do so, because you failed to report required interest or dividends on your tax return.

How to determine the correct TIN

-------------------------------------- --------------------------------------
For this type of account:              Use the Social Security or Employer
                                       Identification number of:
-------------------------------------- --------------------------------------
Individual or joint account            The individual or one of the owners
                                       listed on the joint account
-------------------------------------- --------------------------------------
Custodian account of a minor           The minor
(Uniform Gifts/Transfers to Minors
Act)
-------------------------------------- --------------------------------------
A revocable living trust               The grantor-trustee (the person who
                                       puts the money into the trust)
-------------------------------------- --------------------------------------
An irrevocable trust, pension trust    The legal entity (not the personal
or estate                              representative or trustee, unless no
                                       legal entity is designated in the
                                       account title)
-------------------------------------- --------------------------------------
Sole proprietorship                    The owner
-------------------------------------- --------------------------------------
Partnership                            The partnership
-------------------------------------- --------------------------------------
Corporate                              The corporation
-------------------------------------- --------------------------------------
Association, club or tax-exempt        The organization
organization
-------------------------------------- --------------------------------------

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9p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

For details on TIN requirements, contact your financial advisor to obtain a copy of federal Form W-9, "Request for Taxpayer Identification Number and Certification." You also may obtain the form on the Internet at (http://www.irs.gov/prod/forms_pubs/).

Three ways to invest

1 By mail:

Once your account has been established, send your check with the account number on it to:

American Express Funds
70200 AXP Financial Center
Minneapolis, MN 55474

Minimum amounts
Initial investment:        $2,000
Additional investments:    $100
Account balances:          $300

If your account balance falls below $300, you will be asked to increase it to $300 or establish a scheduled investment plan. If you do not do so within 30 days, your shares can be sold and the proceeds mailed to you.

2 By scheduled investment plan:

Contact your financial advisor for assistance in setting up one of the following scheduled plans:

o  automatic payroll deduction,
o  bank authorization,
o  direct deposit of Social Security check, or
o  other plan approved by the Fund.

Minimum amounts
Initial investment:        $100

Additional investments:    $100 per payment
Account balances:          none (on a scheduled investment plan with monthly
                           payments)


If your account balance is below $2,000, you must make payments at least monthly.

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10p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

3 By wire or electronic funds transfer:

If you have an established account, you may wire money to:


Wells Fargo Bank Minnesota, N.A.
Minneapolis, MN 55479
Routing Transit No. 091000019


Give these instructions:


Credit American Express Financial Advisors Account #0000030015 for personal account # (your account number) for (your name). Please be sure to include all 10 digits of the American Express Financial Advisors account number, including the zeros.


If this information is not included, the order may be rejected, and all money received by the Fund, less any costs the Fund or American Express Client Service Corporation (AECSC) incurs, will be returned promptly.

Minimum amounts
Each wire investment:      $1,000


TRANSACTIONS THROUGH AMERICAN EXPRESS BROKERAGE OR THIRD PARTIES
You may buy or sell shares through certain 401(k) plans, banks, broker-dealers, financial advisors or other investment professionals. These organizations may charge you a fee for this service and may have different policies. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. The Fund and the Distributor are not responsible for the failure of one of these organizations to carry out its obligations to its customers. Some organizations may receive compensation from the Distributor or its affiliates for shareholder recordkeeping and similar services. Where authorized by the Fund, some organizations may designate selected agents to accept purchase or sale orders on the Fund's behalf. To buy or sell shares through American Express Brokerage or third parties to determine if there are policy differences, please consult American Express Brokerage Web site or your selling agent. For other pertinent information related to buying or selling shares, please refer to the appropriate section in the prospectus.


SALES CHARGES

Class A -- initial sales charge alternative

When you purchase Class A shares, you pay a sales charge as shown in the following table:


Total Market Value                   Sales charge as percentage of:
                           Public offering price*       Net amount invested
Up to $49,999                      4.75%                      4.99%

$50,000 - $99,999                  4.50                       4.71
$100,000 - $249,999                3.75                       3.90
$250,000 - $499,999                2.50                       2.56
$500,000 - $999,999                2.00**                     2.04**
$1,000,000 or more                 0.00                       0.00

  * Offering price includes the sales charge.

 ** The sales charge will be waived until Dec. 31, 2001.


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11p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

The sales charge on Class A shares may be lower than 4.75%, based on the combined market value of:

o  your current investment in this Fund,
o  your previous investment in this Fund, and
o investments you and your primary household group have made in other American Express mutual funds that have a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. For purposes of this policy, domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.) AXP Tax-Free Money Fund and Class A shares of AXP Cash Management Fund do not have sales charges.

Other Class A sales charge policies:
o IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar group, may be added together to reduce sales charges for all shares purchased through that plan, and

o if you intend to invest more than $50,000 over a period of 13 months, you can reduce the sales charges in Class A by filing a letter of intent. If purchasing shares in a brokerage account or through a third party, you must request the reduced sales charge when you buy shares. For more details, please contact your financial advisor or see the SAI.


Waivers of the sales charge for Class A shares Sales charges do not apply to:

o current or retired board members, officers or employees of the Fund or AEFC or its subsidiaries, their spouses or domestic partners, children and parents.
o current or retired American Express financial advisors, employees of financial advisors, their spouses or domestic partners, children and parents.
o registered representatives and other employees of brokers, dealers or other financial institutions having a sales agreement with the Distributor, including their spouses, domestic partners, children and parents.
o investors who have a business relationship with a newly associated financial advisor who joined the Distributor from another investment firm provided that
   (1) the purchase is made within six months of the advisor's appointment date with the Distributor, (2) the purchase is made with proceeds of shares sold that were sponsored by the financial advisor's previous broker-dealer, and
   (3) the proceeds are the result of a sale of an equal or greater value where a sales load was assessed.
o qualified employee benefit plans offering participants daily access to American Express mutual funds. Eligibility must be determined in advance. For assistance, please contact your financial advisor. (Participants in certain qualified plans where the initial sales charge is waived may be subject to a deferred sales charge of up to 4%.)

o shareholders who have at least $1 million in American Express mutual funds. Until Dec. 31, 2001, the sales charge does not apply to shareholders who have at least $500,000 in American Express mutual funds. If the investment is sold less than one year after purchase, a CDSC of 1% will be charged. During that year, the CDSC will be waived only in the circumstances described for waivers for Class B and Class C shares.


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12p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

o  purchases made within 90 days after a sale of shares (up to the amount sold):

   -- of American Express mutual funds in a qualified plan subject to a deferred sales charge, or
   -- in a qualified plan or account where American Express Trust Company has a recordkeeping, trustee, investment management, or investment servicing relationship.

   Send the Fund a written request along with your payment, indicating the date and the amount of the sale.

o  purchases made:

   -- with dividend or capital gain distributions from this Fund or from the same class of another American Express mutual fund, -- through or under a wrap fee product or other investment product sponsored by the Distributor or another authorized broker-dealer, investment advisor, bank or investment professional,
   -- within the University of Texas System ORP,
   -- within a segregated separate account offered by Nationwide Life Insurance
      Company or Nationwide Life and Annuity Insurance Company,
   -- within the University of Massachusetts After-Tax Savings Program, or
   -- through or under a subsidiary of AEFC offering Personal Trust Services'
      Asset-Based pricing alternative.

o shareholders whose original purchase was in a Strategist fund merged into an American Express fund in 2000.

Class B and Class C -- contingent deferred sales charge (CDSC) alternative For Class B, the CDSC is based on the sale amount and the number of calendar years -- including the year of purchase -- between purchase and sale. The following table shows how CDSC percentages on sales decline after a purchase:

If the sale is made during the:                 The CDSC percentage rate is:
First year                                                   5%
Second year                                                  4%
Third year                                                   4%
Fourth year                                                  3%
Fifth year                                                   2%
Sixth year                                                   1%
Seventh year                                                 0%

For Class C, a 1% CDSC is charged if you sell your shares less than one year after purchase.

For both Class B and Class C, if the amount you are selling causes the value of your investment to fall below the cost of the shares you have purchased, the CDSC is based on the lower of the cost of those shares purchased or market value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you never have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains.

In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

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13p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Example:
Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 4% because the sale was made during the second year after the purchase.

Waivers of the sales charge for Class B and Class C shares The CDSC will be waived on sales of shares:

o  in the event of the shareholder's death,
o  held in trust for an employee benefit plan, or
o held in IRAs or certain qualified plans if American Express Trust Company is the custodian, such as Keogh plans, tax-sheltered custodial accounts or corporate pension plans, provided that the shareholder is:

   -- at least 59 1/2 years old AND
   -- taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR
  -- selling under an approved substantially equal periodic payment arrangement.

EXCHANGING/SELLING SHARES
Exchanges

You can exchange your Fund shares at no charge for shares of the same class of any other publicly offered American Express mutual fund. Exchanges into AXP Tax-Free Money Fund may only be made from Class A shares. For complete information on the other fund, including fees and expenses, read that fund's prospectus carefully. Your exchange will be priced at the next NAV calculated after we receive your transaction request in good order.


You may make up to three exchanges (11/2 round trips) within any 30-day period. These limits do not apply to scheduled exchange programs and certain employee benefit plans. Exceptions may be allowed with pre-approval of the Fund.

Other exchange policies:

o  Exchanges must be made into the same class of shares of the new fund.
o If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.
o  Once we receive your exchange request, you cannot cancel it.
o  Shares of the new fund may not be used on the same day for another exchange.
o If your shares are pledged as collateral, the exchange will be delayed until AECSC receives written approval from the secured party.

AECSC and the Fund reserve the right to reject any exchange, limit the amount, or modify or discontinue the exchange privilege, to prevent abuse or adverse effects on the Fund and its shareholders. For example, if exchanges are too numerous or too large, they may disrupt the Fund's investment strategies or increase its costs.


The Fund does not permit market-timing. Do not invest in the Fund if you are a market timer.


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14p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Selling Shares
You can sell your shares at any time. The payment will be mailed within seven days after accepting your request.

When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is accepted by the Fund, minus any applicable CDSC.

You can change your mind after requesting a sale and use all or part of the proceeds to purchase new shares in the same account from which you sold. If you reinvest in Class A, you will purchase the new shares at NAV rather than the offering price on the date of a new purchase. If you reinvest in Class B or Class C, any CDSC you paid on the amount you are reinvesting also will be reinvested. To take advantage of this option, send a request within 90 days of the date your sale request was received and include your account number. This privilege may be limited or withdrawn at any time and may have tax consequences.

The Fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.


To sell or exchange shares held through an American Express Brokerage Account or with entities other than American Express Financial Advisors, please consult your selling agent. The following section explains how you can exchange or sell shares held with American Express Financial Advisors.


Requests to sell shares of the Fund are not allowed within 30 days of a telephoned-in address change.


Important: If you request a sale of shares you recently purchased by a check or money order that is not guaranteed, the Fund will wait for your check to clear. It may take up to 10 days from the date of purchase before payment is made. (Payment may be made earlier if your bank provides evidence satisfactory to the Fund and AECSC that your check has cleared.)


Two ways to request an exchange or sale of shares

1 By letter:

Include in your letter:

o  the name of the fund(s),
o  the class of shares to be exchanged or sold,
o your mutual fund account number(s) (for exchanges, both funds must be registered in the same ownership),
o  your Social Security number or Employer Identification number,
o  the dollar amount or number of shares you want to exchange or sell,
o  signature(s) of all registered account owners,
o  for sales, indicate how you want your money delivered to you, and
o  any paper certificates of shares you hold.

Regular or express mail:
American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

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15p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

2 By telephone:


American Express Client Service Corporation
Telephone Transaction Service
(800) 437-3133


o The Fund and AECSC will use reasonable procedures to confirm authenticity of telephone exchange or sale requests.
o Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate or qualified retirement accounts. You may request that these privileges NOT apply by writing AECSC. Each registered owner must sign the request.
o Acting on your instructions, your financial advisor may conduct telephone transactions on your behalf.
o  Telephone privileges may be modified or discontinued at any time.

Minimum sale amount:       $100
Maximum sale amount:       $100,000

Three ways to receive payment when you sell shares

1 By regular or express mail:

o  Mailed to the address on record.
o  Payable to names listed on the account.

NOTE:The express mail delivery charges you pay will vary depending on the courier you select.

2 By wire or electronic funds transfer:

o  Minimum wire: $1,000.
o  Request that money be wired to your bank.
o Bank account must be in the same ownership as the American Express mutual fund account.

NOTE: Pre-authorization required. For instructions, contact your financial advisor or AECSC.

3 By scheduled payout plan:

o  Minimum payment: $50.
o Contact your financial advisor or AECSC to set up regular payments on a monthly, bimonthly, quarterly, semiannual or annual basis.
o Purchasing new shares while under a payout plan may be disadvantageous because of the sales charges.

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16p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Distributions and Taxes

As a shareholder you are entitled to your share of the Fund's net income and net gains. The Fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS
The Fund's net investment income is distributed to you as dividends. Capital gains are realized when a security is sold for a higher price than was paid for it. Each realized capital gain or loss is long-term or short-term depending on the length of time the Fund held the security. Realized capital gains and losses offset each other. The Fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains are included in net investment income. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions.

REINVESTMENTS
Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

o  you request distributions in cash, or
o you direct the Fund to invest your distributions in the same class of any publicly offered American Express mutual fund for which you have previously opened an account.

We reinvest the distributions for you at the next calculated NAV after the distribution is paid.

If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

TAXES
Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes. Dividends distributed from capital gain distributions and other income earned are not exempt from federal income taxes. Distributions are taxable in the year the Fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent the Fund earns such income, it will flow through to its shareholders and may be taxable to those shareholders who are subject to the alternative minimum tax.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase Fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the Fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

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17p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

For tax purposes, an exchange is considered a sale and purchase and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

Important: This information is a brief and selective summary of some of the tax rules that apply to this Fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

Other Information


INVESTMENT MANAGER
The investment manager of the Fund is AEFC, 200 AXP Financial Center, Minneapolis, MN 55474. The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was 0.45% of its average daily net assets. Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, NY 10285.


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18p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Financial Highlights

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.28        $5.44        $5.63        $5.51        $5.43
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .27          .27          .27          .28          .30
Net gains (losses) (both realized and unrealized)                   .20         (.16)        (.18)         .13          .07
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .47          .11          .09          .41          .37
                                                                    ---          ---          ---          ---          ---

Less distributions:
Dividends from net investment income                               (.27)        (.27)        (.27)        (.29)        (.29)
Distributions from realized gains                                    --           --         (.01)          --           --
                                                                    ---          ---          ---          ---          ---
Total distributions                                                (.27)        (.27)        (.28)        (.29)        (.29)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.48        $5.28        $5.44        $5.63        $5.51
                                                                  -----        -----        -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                            $387         $371         $439         $455         $462
                                                                   ----         ----         ----         ----         ----
Ratio of expenses to average daily net assets(c)                   .82%         .82%         .75%         .73%         .74%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       4.88%        5.16%        4.87%        5.09%        5.42%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%           9%          13%          17%          33%
                                                                     -            -           --           --           --
Total return(e)                                                   8.98%        2.13%        1.74%        7.60%        7.08%
                                                                  ----         ----         ----         ----         ----


Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.28        $5.44        $5.63        $5.51        $5.43
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .23          .23          .23          .24          .25
Net gains (losses) (both realized and unrealized)                   .20         (.16)        (.18)         .13          .08
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .43          .07          .05          .37          .33
                                                                    ---          ---          ---          ---          ---

Less distributions:
Dividends from net investment income                               (.23)        (.23)        (.23)        (.25)        (.25)
Distributions from realized gains                                    --           --         (.01)          --           --
                                                                    ---          ---          ---          ---          ---
Total distributions                                                (.23)        (.23)        (.24)        (.25)        (.25)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.48        $5.28        $5.44        $5.63        $5.51
                                                                  -----        -----        -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                             $56          $51          $61          $44          $31
                                                                    ---          ---          ---          ---          ---
Ratio of expenses to average daily net assets(c)                  1.58%        1.57%        1.51%        1.49%        1.50%
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       4.13%        4.41%        4.13%        4.34%        4.71%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%           9%          13%          17%          33%
                                                                     -            -           --           --           --
Total return(e)                                                   8.17%        1.35%         .99%        6.80%        6.26%
                                                                  ----         ----          ---         ----         ----

See accompanying notes to financial highlights.

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19p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                 2001     2000(b)
Net asset value, beginning of period                        $5.28     $5.27
                                                            -----     -----
Income from investment operations:
Net investment income (loss)                                  .23        --
Net gains (losses) (both realized and unrealized)             .21       .01
                                                              ---       ---
Total from investment operations                              .44       .01
                                                              ---       ---

Less distributions:
Dividends from net investment income                         (.23)       --
Distributions from realized gains                              --        --
                                                             ----      ----
Total distributions                                          (.23)       --
                                                             ----      ----
Net asset value, end of period                              $5.49     $5.28
                                                            -----     -----

Ratios/supplemental data
Net assets, end of period (in millions)                        $2       $--
                                                               --       ---
Ratio of expenses to average daily net assets(c)            1.58%     1.57%(d)
                                                            ----      ----
Ratio of net investment income (loss)
to average daily net assets                                 4.16%     5.22%(d)
                                                            ----      ----
Portfolio turnover rate (excluding short-term securities)      4%        9%
                                                               -         -
Total return(e)                                             8.40%      .19%
                                                            ----       ---


Class Y

Per share income and capital changes(a)

Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.27        $5.44        $5.64        $5.52        $5.44
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .28          .28          .30          .29          .30
Net gains (losses) (both realized and unrealized)                   .20         (.17)        (.19)         .13          .08
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .48          .11          .11          .42          .38
                                                                    ---          ---          ---          ---          ---

Less distributions:
Dividends from net investment income                               (.28)        (.28)        (.30)        (.30)        (.30)
Distributions from realized gains                                    --           --         (.01)          --           --
                                                                    ---         ----         ----         ----         ----
Total distributions                                                (.28)        (.28)        (.31)        (.30)        (.30)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.47        $5.27        $5.44        $5.64        $5.52
                                                                  -----        -----        -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--          $--          $--
                                                                    ---         ----         ----         ----         ----

Ratio of expenses to average daily net assets(c)                   .67%         .67%         .60%         .48%         .58%
                                                                   ---           ---          ---          ---          ---

Ratio of net investment income (loss)
to average daily net assets                                       5.05%        5.33%        5.01%        5.30%        5.78%
                                                                  ----          ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%           9%          13%          17%          33%
                                                                     -            -           --           --           --
Total return(e)                                                   9.22%        2.30%        1.87%        7.73%        7.25%
                                                                  ----         ----         ----         ----         ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.


The information in these tables has been audited by KPMG LLP, independent auditors. The independent auditors' report and additional information about the performance of the Fund are contained in the Fund's annual report which, if not included with this prospectus, may be obtained without charge.


--------------------------------------------------------------------------------
21p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

APPENDIX A
2001 Federal tax-exempt and taxable equivalent yield calculation
These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.


STEP 1: Calculating your marginal tax rate
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.


First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your federal Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 31.42%. This is the rate you'll use in Step 2.

                                                  Adjusted gross income*
Taxable income**                  $0            $132,950              $199,450
                                  to                to                   to             Over
                              $132,950(1)       $199,450(2)          $321,950(3)      $321,950(2)
Married Filing Jointly
$      0  - $ 45,200            15.00%
  45,200  -  109,250            27.50             28.33%
 109,250  -  166,500            30.50             31.42                32.83%
 166,500  -  297,350            35.50             36.57                38.21           36.57%
 297,350  +                     39.10                                  42.09***        40.27

                                           Adjusted gross income*
Taxable income**                  $0            $132,950
                                  to               to                   Over
                              $132,950(1)       $255,450(3)          $255,450(2)
Single
$      0  - $ 27,050            15.00%
  27,050  -   65,550            27.50
  65,550  -  136,750            30.50           32.12%
 136,750  -  297,350            35.50           37.39                   36.57%
 297,350  +                     39.10                                   40.27

* Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     10% Federal rate is not included.
** Amount subject to federal income tax after itemized deductions (or standard deduction) and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.


(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no current phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.

--------------------------------------------------------------------------------
22p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

STEP 2: Determining your federal taxable yield equivalents.
Using 31.42%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.83% yield.

For these Tax-Exempt Rates:
          3.50%    4.00%    4.50%    5.00%    5.50%   6.00%    6.50%    7.00%
Marginal
Tax Rates Equal the Taxable Rates shown below:
15.00%    4.12     4.71     5.29     5.88     6.47    7.06     7.65     8.24
27.50%    4.83     5.52     6.21     6.90     7.59    8.28     8.97     9.66
28.33%    4.88     5.58     6.28     6.98     7.67    8.37     9.07     9.77
30.50%    5.04     5.76     6.47     7.19     7.91    8.63     9.35    10.07
31.42%    5.10     5.83     6.56     7.29     8.02    8.75     9.48    10.21
32.12%    5.16     5.89     6.63     7.37     8.10    8.84     9.58    10.31
32.83%    5.21     5.96     6.70     7.44     8.19    8.93     9.68    10.42
35.50%    5.43     6.20     6.98     7.75     8.53    9.30    10.08    10.85
36.57%    5.52     6.31     7.09     7.88     8.67    9.46    10.25    11.04
37.39%    5.59     6.39     7.19     7.99     8.78    9.58    10.38    11.18
38.21%    5.66     6.47     7.28     8.09     8.90    9.71    10.52    11.33
39.10%    5.75     6.57     7.39     8.21     9.03    9.85    10.67    11.49
40.27%    5.86     6.70     7.53     8.37     9.21   10.05    10.88    11.72
42.09%    6.04     6.91     7.77     8.63     9.50   10.36    11.22    12.09


--------------------------------------------------------------------------------
23p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

APPENDIX B
2002 Federal tax-exempt and taxable equivalent yield calculation
These tables will help you determine your federal taxable yield equivalents for given rates of tax-exempt income.

STEP 1: Calculating your marginal tax rate
Using your Taxable Income and Adjusted Gross Income figures as guides, you can locate your Marginal Tax Rate in the table below.


First, locate your Taxable Income in a filing status and income range in the left-hand column. Then, locate your Adjusted Gross Income at the top of the chart. At the point where your Taxable Income line meets your Adjusted Gross Income column, the percentage indicated is an approximation of your federal Marginal Tax Rate. For example: Let's assume you are married filing jointly, your taxable income is $138,000 and your adjustable gross income is $175,000.

Under Taxable Income married filing jointly status, $138,000 is in the $109,250-$166,500 range. Under Adjusted Gross Income, $175,000 is in the $132,950 to $199,450 column. The Taxable Income line and Adjusted Gross Income column meet at 30.90%. This is the rate you'll use in Step 2.

                                                Adjusted gross income*
Taxable income**                 $0         $132,950           $199,450
                                 to             to                to              Over
                              $132,950(1)   $199,450(2)       $321,950(3)      $321,950(2)
Married Filing Jointly
$      0  -  $ 12,000           10.00%
  12,000  -    45,200           15.00
  45,200  -   109,250           27.00         27.81%
 109,250  -   166,500           30.00         30.90             32.29%
 166,500  -   297,350           35.00         36.05             37.67           36.05%
 297,350  +                     38.60                           41.55***        39.76

                                        Adjusted gross income*
Taxable income**                 $0         $132,950
                                 to             to              Over
                              $132,950(1)   $255,450(3)       $255,450(2)
Single
$      0  -  $  6.000           10.00%
   6,000  -    27,050           15.00
  27,050  -    65,550           27.00
  65,550  -   136,750           30.00         31.60%
 136,750  -   297,350           35.00         36.86             36.05%
 297,350  +                     38.60                           39.76

* Gross income with certain adjustments before taking itemized deductions and personal exemptions.
     The taxable income and adjusted gross income ranges are based on 2001 numbers.
** Amount subject to federal income tax after itemized deductions (or standard deduction) and personal exemptions.
*** This rate is applicable only in the limited case where your adjusted gross income is less than $321,950 and your taxable income exceeds $297,350.

(1) No Phase-out -- Assumes no phase-out of itemized deductions or personal exemptions.
(2) Itemized Deductions Phase-out -- Assumes a phase-out of itemized deductions and no current phase-out of personal exemptions.
(3) Itemized Deductions and Personal Exemption Phase-outs -- Assumes a single taxpayer has one personal exemption, joint taxpayers have two personal exemptions, personal exemptions phase-out and itemized deductions continue to phase-out.

If these assumptions do not apply to you, it will be necessary to construct your own personalized tax equivalency table.



--------------------------------------------------------------------------------
24p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

STEP 2: Determining your federal taxable yield equivalents.
Using 30.90%, you may determine that a tax-exempt yield of 4% is equivalent to earning a taxable 5.79% yield.

For these Tax-Exempt Rates:
          3.50%    4.00%    4.50%    5.00%    5.50%   6.00%    6.50%    7.00%
Marginal
Tax Rates Equal the Taxable Rates shown below:
10.00%    3.89     4.44     5.00     5.56     6.11    6.67     7.22     7.78
15.00%    4.12     4.71     5.29     5.88     6.47    7.06     7.65     8.24
27.00%    4.79     5.48     6.16     6.85     7.53    8.22     8.90     9.59
27.81%    4.85     5.54     6.23     6.93     7.62    8.31     9.00     9.70
30.00%    5.00     5.71     6.43     7.14     7.86    8.57     9.29    10.00
30.90%    5.07     5.79     6.51     7.24     7.96    8.68     9.41    10.13
31.60%    5.12     5.85     6.58     7.31     8.04    8.77     9.50    10.23
32.29%    5.17     5.91     6.65     7.38     8.12    8.86     9.60    10.34
35.00%    5.38     6.15     6.92     7.69     8.46    9.23    10.00    10.77
36.05%    5.47     6.25     7.04     7.82     8.60    9.38    10.16    10.95
36.86%    5.54     6.34     7.13     7.92     8.71    9.50    10.29    11.09
37.67%    5.62     6.42     7.22     8.02     8.82    9.63    10.43    11.23
38.60%    5.70     6.51     7.33     8.14     8.96    9.77    10.59    11.40
39.76%    5.81     6.64     7.47     8.30     9.13    9.96    10.79    11.62
41.55%    5.99     6.84     7.70     8.55     9.41   10.27    11.12    11.98


--------------------------------------------------------------------------------
25p AXP INSURED TAX-EXEMPT FUND -- PROSPECTUS

This Fund, along with the other American Express mutual funds, is distributed by American Express Financial Advisors Inc. and can be purchased from an American Express financial advisor or from other authorized broker-dealers or third parties. The Funds can be found under the "Amer Express" banner in most mutual fund quotations.

Additional information about the Fund and its investments is available in the Fund's Statement of Additional Information (SAI), annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of market conditions and investment strategies that significantly affected the Fund during its last fiscal year. The SAI is incorporated by reference in this prospectus. For a free copy of the SAI, the annual report or the semiannual report, contact your selling agent or American Express Client Service Corporation.


American Express Funds
70100 AXP Financial Center, Minneapolis, MN 55474
(800) 862-7919 TTY: (800) 846-4852
Web site address:
americanexpress.com


You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's (Commission) Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at (http://www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

Investment Company Act File #811-4647

Ticker Symbol
Class A: IINSX    Class B: IINBX
Class C: N/A      Class Y: N/A


                                                              S-6327-99 W (8/01)

                     AXP(R) SPECIAL TAX-EXEMPT SERIES TRUST
                       AXP(R) CALIFORNIA TAX-EXEMPT TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                        AXP(R) CALIFORNIA TAX-EXEMPT FUND
                      AXP(R) MASSACHUSETTS TAX-EXEMPT FUND
                         AXP(R) MICHIGAN TAX-EXEMPT FUND
                        AXP(R) MINNESOTA TAX-EXEMPT FUND
                         AXP(R) NEW YORK TAX-EXEMPT FUND
                           AXP(R) OHIO TAX-EXEMPT FUND


  (singularly and collectively, where the context requires, referred to as the
                                     Fund)

            For state specific risk factors, please see Appendix B.


                                  Aug. 29, 2001

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling 800-862-7919.


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Mutual Fund Checklist                                              p. 3

Fundamental Investment Policies                                    p. 4

Investment Strategies and Types of Investments                     p. 5

Information Regarding Risks and Investment Strategies              p. 6

Security Transactions                                             p. 19


Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation                            p. 20


Performance Information                                           p. 21

Valuing Fund Shares                                               p. 23

Investing in the Fund                                             p. 24


Selling Shares                                                    p. 25


Pay-out Plans                                                     p. 26


Capital Loss Carryover                                            p. 26


Taxes                                                             p. 27

Agreements                                                        p. 28

Organizational Information                                        p. 30

Board Members and Officers                                        p. 33

Compensation for Board Members                                    p. 34


Principal Holders of Securities                                   p. 36

Independent Auditors                                              p. 37

Appendix A: Description of Ratings                                p. 38

Appendix B: State Risk Factors                                    p. 41

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]  A higher rate of return typically involves a higher risk of loss.

[X]  Past performance is not a reliable indicator of future performance.

[X]  ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular                      Market Price      Shares
Investment                    of a Share      Acquired
  $100                          $ 6.00           16.7
   100                            4.00           25.0
   100                            4.00           25.0
   100                            6.00           16.7
   100                            5.00           20.0
  $500                          $25.00          103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)

The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.
o  Lend Fund securities in excess of 30% of its net assets, at market value.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:        Allowable for the Fund?
Agency and Government Securities                               yes
Borrowing                                                      yes
Cash/Money Market Instruments                                  yes
Collateralized Bond Obligations                                yes
Commercial Paper                                               yes
Common Stock                                                    no
Convertible Securities                                         yes
Corporate Bonds                                                yes
Debt Obligations                                               yes
Depositary Receipts                                             no
Derivative Instruments                                         yes
Foreign Currency Transactions                                   no
Foreign Securities                                             yes
High-Yield (High-Risk) Securities (Junk Bonds)                 yes
Illiquid and Restricted Securities                             yes
Indexed Securities                                             yes
Inverse Floaters                                               yes
Investment Companies                                            no
Lending of Portfolio Securities                                yes
Loan Participations                                            yes
Mortgage- and Asset-Backed Securities                          yes
Mortgage Dollar Rolls                                          yes
Municipal Obligations                                          yes
Preferred Stock                                                yes
Real Estate Investment Trusts                                  yes
Repurchase Agreements                                          yes
Reverse Repurchase Agreements                                  yes
Short Sales                                                     no
Sovereign Debt                                                 yes
Structured Products                                            yes
Variable- or Floating-Rate Securities                          yes
Warrants                                                       yes
When-Issued Securities                                         yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities           yes

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

The following are guidelines that may be changed by the board at any time:

o Under normal market conditions, California, Massachusetts, Michigan, Minnesota, New York and Ohio Funds will invest at least 80% of their net assets in bonds, notes and commercial paper issued by or on behalf of their respective state or local governmental units whose interest, in the opinion of bond counsel for the issuer, is exempt from federal, state and local (if applicable) income tax in their respective states.
o A portion of the Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the Fund will limit its investments in these bonds to 20% of its net assets.
o At least 75% of the Fund's investments will be in investment-grade securities or in non-rated securities of equivalent investment quality in the judgment of the Fund's investment manager. The other 25% may be in securities rated Ba or B by Moody's or BB or B by S&P or the equivalent (commonly known as junk bonds).
o The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry.
o If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the Fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o  No more than 10% of the Fund's net assets will be held in inverse floaters.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o The Fund will not buy or margin or sell short, except the Fund may enter into interest rate futures contracts.

Information Regarding Risks and Investment Strategies


RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):


Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company issuing the stock, disappointing earnings, or changes in the competitive environment. As a result, the success of the companies in which the Fund invests largely determines the Fund's long-term performance.


Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
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Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing
The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments--money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.


Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.


The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

Corporate Bonds
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

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Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that

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time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

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Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.
The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Currency Transactions
Since investments in foreign countries usually involve currencies of foreign countries, the value of an investor's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, an investor may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply

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and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. Many funds utilize diverse types of derivative instruments in connection with their foreign currency exchange transactions.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

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All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.

Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.


When-Issued Securities
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date, and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.

For fiscal years noted below, each Fund paid the following total brokerage commissions. Substantially all firms through whom transactions were executed provide research services.


June 30,         CA      MA       MI        MN      NY       OH
2001           $6,240   $  0     $  0     $4,832  $  348   $  348
2000            4,658    812      880      2,376   1,796    1,000
1999            1,180    770      790      1,232     724      853

No transactions were directed to brokers because of research services they provided to each Fund.

As of the end of the most recent fiscal year, each Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rates for the two most recent fiscal years were as follows:

                 CA      MA       MI       MN      NY       OH
2001            11%      4%       4%       4%      13%      3%
2000            18%      7%       12%      18%     11%      13%

Higher turnover rates may result in higher brokerage expenses.


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation


Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                P(1+T)(to the power of n) = ERV

where:       P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years
           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                    --------
                                       P

where:       P = a hypothetical initial payment of $1,000
           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

ANNUALIZED YIELD
The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.

Yield is calculated according to the following formula:

                  Yield = 2[(a - b + 1)(to the power of 6) - 1]
                             -----
                              cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period  that were  entitled  to  receive  dividends
             d = the maximum  offering  price  per  share  on the last day of the period

The following table gives an annualized yield quotation for each of the funds:


30-Day Period Ended June 29, 2001

Fund                    Class A Yield     Class B Yield    Class C Yield
California                   3.97%              3.43%           3.43%
Massachusetts                3.52               2.95            2.94
Michigan                     3.77               3.21            3.20
Minnesota                    4.63               4.11            4.12
New York                     3.62               3.05            3.03
Ohio                         3.72               3.15            3.15

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

TAX-EQUIVALENT YIELD

Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the tax equivalent yield, based on federal but not state tax rates, for the funds listed:


                                   Tax Equivalent Yield
                         for 30 Day Period Ended June 29, 2001

Marginal
Income Tax
Bracket     California  Massachusetts  Michigan   Minnesota  New York    Ohio

Class A
   15.0%       4.67%         4.14%      4.44%       5.45%     4.26%      4.38%
   28.0%       5.51%         4.89%      5.24%       6.43%     5.03%      5.17%
   31.0%       5.75%         5.10%      5.46%       6.71%     5.25%      5.39%
   36.0%       6.20%         5.50%      5.89%       7.23%     5.66%      5.81%
   39.6%       6.57%         5.83%      6.24%       7.67%     5.99%      6.16%

Class B
   15.0%       4.04%         3.47%      3.78%       4.84%     3.59%      3.71%
   28.0%       4.76%         4.10%      4.46%       5.71%     4.24%      4.38%
   31.0%       4.97%         4.28%      4.65%       5.96%     4.42%      4.57%
   36.0%       5.36%         4.61%      5.02%       6.42%     4.77%      4.92%
   39.6%       5.68%         4.88%      5.31%       6.80%     5.05%      5.22%

Class C
   15.0%       4.04%         3.46%      3.76%       4.85%     3.56%      3.71%
   28.0%       4.76%         4.08%      4.44%       5.72%     4.21%      4.38%
   31.0%       4.97%         4.26%      4.64%       5.97%     4.39%      4.57%
   36.0%       5.36%         4.59%      5.00%       6.44%     4.73%      4.92%
   39.6%       5.68%         4.87%      5.30%       6.82%     5.02%      5.22%


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Valuing Fund Shares


As of the end of the most recent fiscal year, the computation looked like this:

Fund           Net assets             Shares outstanding        Net asset value of one share
California                 divided by                    equals
   Class A    $231,307,621             44,685,006                       $5.18
   Class B      23,816,952              4,602,988                        5.17
   Class C       1,091,330                210,695                        5.18

Massachusetts
   Class A      64,752,672             12,256,160                        5.28
   Class B      18,490,629              3,499,925                        5.28
   Class C         740,149                140,089                        5.28

Michigan
   Class A      66,982,257             12,703,629                        5.27
   Class B       6,480,055              1,228,832                        5.27
   Class C         219,625                 41,645                        5.27

Minnesota
   Class A     357,171,329             69,458,878                        5.14
   Class B      53,194,945             10,343,954                        5.14
   Class C       1,732,939                336,830                        5.14

New York
   Class A      88,469,657             17,291,139                        5.12
   Class B      16,140,120              3,154,544                        5.12
   Class C         372,053                 72,754                        5.11

Ohio
   Class A      66,944,092             12,694,446                        5.27
   Class B       8,091,928              1,534,487                        5.27
   Class C         693,480                131,454                        5.28


In determining net assets before shareholder transactions, each Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.
o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded, and if none exists, to the over-the-counter market.
o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System, are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at their last-quoted sales price on their primary exchange.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or systematically reducing the carrying value if acquired at a premium, so that the carrying value is equal to the maturity value on maturity date.
o Securities without a readily available market price and other assets are valued at fair value, as determined in good faith by the board. The board is responsible for selecting methods they believe provide fair value. When possible bonds are valued by a pricing service independent from a fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Investing in the Fund

SALES CHARGE
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. Using the sales charge schedule in the table below, for Class B and Class C, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined as follows. The sales charge is paid to the Distributor by the person buying the shares.

                  Net asset      Divided by (1.00 - 0.0475)
Fund          value of one share  for a sales charge       Public offering price
California         $5.18              / 0.9525 =                 $5.44
Massachusetts       5.28              / 0.9525 =                 $5.54
Michigan            5.27              / 0.9525 =                 $5.53
Minnesota           5.14              / 0.9525 =                 $5.40
New York            5.12              / 0.9525 =                 $5.38
Ohio                5.27              / 0.9525 =                 $5.53


Class A -- Calculation of the Sales Charge Sales charges are determined as follows:


Total Market Value                       Sales charge as a percentage of:


                                  Public Offering Price      Net Amount Invested
Up to $49,999                               4.75%                   4.99%
$50,000 - $99,999                           4.50                    4.71
$100,000 - $249,999                         3.75                    3.90
$250,000 - $499,999                         2.50                    2.56
$500,000 - $999,999                         2.00*                   2.04*
$1,000,000 or more                          0.00                    0.00


* The sales charge will be waived until Dec. 31, 2001.


Class A -- Reducing the Sales Charge
The market value of your investments in the Fund determines your sales charges. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.50% sales charge that applies to investments of more than $50,000 and up to $100,000.


Class A -- Letter of Intent (LOI)
If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.


Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call 800-437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.


Plan #1: Pay-out for a fixed period of time
If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares
If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount
If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value
Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


Capital Loss Carryover

For federal income tax purposes, California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds had total capital loss carryovers of $6,561,937, $899,068, $1,687,209, $7,573,386, $2,160,266 and $1,276,710,
respectively, at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

                  2005          2007       2008          2009           2010
California      $       0    $  7,825   $1,744,855    $3,914,596    $  894,661
Massachusetts           0           0      764,924        95,755        38,389
Michigan                0           0      778,012       896,510        12,687
Minnesota         178,699           0    2,785,475     3,232,197     1,377,015
New York        1,215,694           0      540,425        34,187       369,960
Ohio              114,642           0      333,858       694,162       134,048

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Taxes

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

For example:
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 4.75%, you pay $47.50 in sales load. With a NAV of $9.525 per share, the value of your investment is $952.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.525, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $47.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $147.50 gain ($1,100.00 - $952.50). You can include the $47.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 4.75% ($95) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.

Assets                                                  Annual rate at
(billions)                                             each asset level
First  $0.25                                                 0.470%
Next    0.25                                                 0.445
Next    0.25                                                 0.420
Next    0.25                                                 0.405
Over    1.00                                                 0.380


On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to 0.470% on an annual basis for Massachusetts, Michigan, New York and Ohio, 0.469% for California and 0.460% for Minnesota. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.


The management fee is paid monthly. The table below shows the total amount paid by each Fund over the past three fiscal years.


                                          Fiscal Year
Fund                            2001             2000              1999
California                $1,162,687       $1,147,813        $1,257,978
Massachusetts                369,827          378,587           399,923
Michigan                     336,169          362,275           391,881
Minnesota                  1,809,270        1,900,299         1,994,409
New York                     470,866          497,185           543,353
Ohio                         332,912          331,080           357,073


Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement each Fund pays nonadvisory expenses, net of earnings credits. The table below shows the expenses paid over the past three fiscal years.


                                          Fiscal Year
Fund                            2001             2000              1999
California                   $69,804          $34,843          $130,650
Massachusetts                 81,749           82,036            47,438
Michigan                      85,674           46,986            82,592
Minnesota                    118,515           30,231           194,930
New York                      81,592           51,874            93,581
Ohio                          70,265           37,334           106,275


ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                                                  Annual rate at
(billions)                                             each asset level
First  $0.25                                                 0.040%
Next    0.25                                                 0.035
Next    0.25                                                 0.030
Next    0.25                                                 0.025
Over    1.00                                                 0.020

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------


On the last day of the most recent fiscal year, the daily rate applied to each Fund's net assets was equal to 0.040% on an annual basis for California, Massachusetts, Michigan, New York and Ohio and 0.038% for Minnesota. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. The table below shows the expenses paid over the past three fiscal years.

                                          Fiscal Year
Fund                            2001             2000              1999
California                  $110,418         $ 99,911          $110,275
Massachusetts                 32,247           32,319            35,242
Michigan                      29,317           30,929            34,586
Minnesota                    141,349          168,270           176,098
New York                      41,153           42,685            47,870
Ohio                          28,999           28,151            30,748

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.


TRANSFER AGENCY AGREEMENT

The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year and for Class C is $20 per year. The fees paid to AECSC may be changed by the board without shareholder approval.


DISTRIBUTION AGREEMENT

American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.


Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. Line one of the following table shows total sales charges collected. Line two shows the amounts retained by the Distributor for the past three fiscal years.

Year         California  Massachusetts  Michigan  Minnesota   New York    Ohio

2001     (1)  $374,020    $144,273     $ 98,722   $ 562,271   $124,918  $103,705
         (2)    67,126       7,447       36,651      76,891      7,535    22,876
2000     (1)   374,648     225,675      177,885     727,927    182,604   143,404
         (2)    65,800      31,724       52,392     107,988     27,566    50,777
1999     (1)   803,524     445,136      209,314   1,266,014    266,790   205,720
         (2)    81,354      64,561       28,730      80,516      2,865    15,091


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The following fees were paid under the Plan for the most recent fiscal year.

                             Class A          Class B           Class C

California                  $562,308         $221,970            $4,017
Massachusetts                154,135          164,467             5,846
Michigan                     163,461           60,565               832
Minnesota                    861,815          471,780             6,846
New York                     214,968          140,599             1,357
Ohio                         158,858           71,754             1,126


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by U.S. Bank National  Association,  180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $85 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $228 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 9,700 financial advisors.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                               Date of               Form of            State of           Fiscal
Fund                                        Organization          Organization        Organization        Year End    Diversified
AXP Bond Fund, Inc.                      6/27/74, 6/31/86***     Corporation             NV/MN                8/31         Yes

AXP California Tax-Exempt Trust               4/7/86             Business Trust****         MA                6/30

   AXP California Tax-Exempt Fund                                                                                           No
AXP Discovery Fund, Inc.                 4/29/81, 6/13/86***     Corporation             NV/MN                7/31         Yes
AXP Equity Select Fund, Inc.**           3/18/57, 6/13/86***     Corporation             NV/MN               11/30         Yes
AXP Extra Income Fund, Inc.                  8/17/83             Corporation                MN                5/31         Yes
AXP Federal Income Fund, Inc.                3/12/85             Corporation                MN                5/31         Yes
AXP Global Series, Inc.                     10/28/88             Corporation                MN               10/31
   AXP Emerging Markets Fund                                                                                               Yes
   AXP Global Balanced Fund                                                                                                Yes
   AXP Global Bond Fund                                                                                                     No
   AXP Global Growth Fund                                                                                                  Yes
   AXP Innovations Fund                                                                                                    Yes
AXP Growth Series, Inc.                  5/21/70, 6/13/86***     Corporation             NV/MN                7/31
   AXP Growth Fund                                                                                                         Yes
   AXP Research Opportunities Fund                                                                                         Yes
AXP High Yield Tax-Exempt Fund, Inc.    12/21/78, 6/13/86***     Corporation             NV/MN               11/30         Yes
AXP International Fund, Inc.                 7/18/84             Corporation                MN               10/31
   AXP European Equity Fund                                                                                                 No
   AXP International Fund                                                                                                  Yes
AXP Investment Series, Inc.              1/18/40, 6/13/86***     Corporation             NV/MN                9/30
   AXP Diversified Equity Income Fund                                                                                      Yes
   AXP Mutual                                                                                                              Yes
AXP Managed Series, Inc.                     10/9/84             Corporation                MN                9/30
   AXP Managed Allocation Fund                                                                                             Yes
AXP Market Advantage Series, Inc.            8/25/89             Corporation                MN                1/31
   AXP Blue Chip Advantage Fund                                                                                            Yes
   AXP International Equity Index Fund                                                                                      No
   AXP Mid Cap Index Fund                                                                                                   No
   AXP Nasdaq 100 Index Fund                                                                                                No
   AXP S&P 500 Index Fund                                                                                                   No
   AXP Small Company Index Fund                                                                                            Yes
   AXP Total Stock Market Index Fund                                                                                        No
AXP Money Market Series, Inc.            8/22/75, 6/13/86***     Corporation             NV/MN                7/31
   AXP Cash Management Fund                                                                                                Yes
AXP New Dimensions Fund, Inc.            2/20/68, 6/13/86***     Corporation             NV/MN                7/31
   AXP Growth Dimensions Fund                                                                                              Yes
   AXP New Dimensions Fund                                                                                                 Yes
AXP Precious Metals Fund, Inc.               10/5/84             Corporation                MN                3/31          No
AXP Progressive Fund, Inc.               4/23/68, 6/13/86***     Corporation             NV/MN                9/30         Yes
AXP Selective Fund, Inc.                 2/10/45, 6/13/86***     Corporation             NV/MN                5/31         Yes
AXP Stock Fund, Inc.                     2/10/45, 6/13/86***     Corporation             NV/MN                9/30         Yes

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

                                               Date of               Form of            State of           Fiscal
Fund                                        Organization          Organization        Organization        Year End    Diversified

AXP Partners International Series, Inc.      5/19/01             Corporation                MN               10/31
   AXP Partners International
   Aggressive Growth Fund                                                                                                  Yes
   AXP Partners International
   Select Value Fund                                                                                                       Yes
AXP Partners Series, Inc.                    3/20/01             Corporation                MN                5/31

   AXP Partners Fundamental Value Fund                                                                                     Yes
   AXP Partners Small Cap Value Fund                                                                                        No
   AXP Partners Value Fund                                                                                                 Yes
AXP Special Tax-Exempt Series Trust           4/7/86           Business Trust****           MA                6/30
   AXP Insured Tax-Exempt Fund                                                                                             Yes
   AXP Massachusetts Tax-Exempt Fund                                                                                        No
   AXP Michigan Tax-Exempt Fund                                                                                             No
   AXP Minnesota Tax-Exempt Fund                                                                                            No
   AXP New York Tax-Exempt Fund                                                                                             No
   AXP Ohio Tax-Exempt Fund                                                                                                 No
AXP Strategy Series, Inc.                    1/24/84             Corporation                MN                3/31
   AXP Equity Value Fund**                                                                                                 Yes
   AXP Focus 20 Fund                                                                                                        No
   AXP Small Cap Advantage Fund                                                                                            Yes

   AXP Small Cap Growth Fund                                                                                               Yes

   AXP Strategy Aggressive Fund**                                                                                          Yes

AXP Tax-Exempt Series, Inc.              9/30/76, 6/13/86***     Corporation             NV/MN               11/30

   AXP Intermediate Tax-Exempt Fund                                                                                        Yes
   AXP Tax-Exempt Bond Fund                                                                                                Yes
AXP Tax-Free Money Fund, Inc.            2/29/80, 6/13/86***     Corporation             NV/MN               12/31         Yes
AXP Utilities Income Fund, Inc.              3/25/88             Corporation                MN                6/30         Yes



* At the shareholders meeting held on June 16, 1999, shareholders approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.

** At the shareholders meeting held on Nov. 9, 1994, IDS Equity Plus Fund, Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.
***  Date merged into a Minnesota corporation incorporated on 4/7/86.
**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 68 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

--------------------------------------------------------------------------------
Independent Board Members
--------------------------------------------------------------------------------
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              Memberships
---------------------------------- -------------- ---------------------- -------------------------- ----------------
H. Brewster Atwater, Jr.           Board member   Retired chairman and   Merck & Co., Inc.          Board
4900 IDS Tower                     since 1996     chief executive        (pharmaceuticals)          Effectiveness,
Minneapolis, MN 55402                             officer, General                                  Investment
                                                  Mills, Inc.                                       Review
Born in 1931                                      (consumer foods)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Arne H. Carlson                    Chair of the   Chairman, Board                                   Contracts,
901 S. Marquette Ave.              Board since    Services Corporation                              Executive,
Minneapolis, MN 55402              1999           (provides                                         Investment
                                                  administrative                                    Review, Board
Born in 1934                                      services to boards)                               Effectiveness
                                                  Former Governor of
                                                  Minnesota
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Lynne V. Cheney                    Board member   Distinguished          The Reader's Digest        Joint Audit,
American Enterprise Institute      since 1994     Fellow, AEI            Association Inc.           Contracts
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036

Born in 1941
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Livio D. DeSimone                  Board member   Retired chair of the   Cargill, Incorporated      Joint Audit,
30 Seventh Street                  since 2001     board and chief        (commodity merchants and   Contracts
St. Paul, MN 55101-4901                           executive officer,     processors), Target
                                                  Minnesota Mining and   Corporation (department
Born in 1936                                      Manufacturing (3M)     stores), General Mills,
                                                                         Inc. (consumer foods)
                                                                         and Vulcan Materials
                                                                         Company (construction
                                                                         materials/ chemicals)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Ira D. Hall                        Board member   Treasurer, Texaco                                 Joint Audit,
Texaco, Inc.                       since 2001     Inc. since 1998.                                  Investment
2000 Westchester Avenue                           Prior to that,                                    Review
White Plains, NY 10650                            director,
                                                  International
Born in 1944                                      Operations IBM Corp.
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Heinz F. Hutter                    Board member   Retired president                                 Board
P.O. Box 2187                      since 1994     and chief operating                               Effectiveness,
Minneapolis, MN 55402                             officer, Cargill,                                 Investment
                                                  Incorporated                                      Review
Born in 1929                                      (commodity merchants
                                                  and processors)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Anne P. Jones                      Board member   Attorney and           Motorola, Inc.             Joint Audit,
5716 Bent Branch Rd.               since 1985     telecommunications     (electronics).             Board
Bethesda, MD 20816                                consultant                                        Effectiveness

Born in 1935
---------------------------------- -------------- ---------------------- -------------------------- -----------------
William R. Pearce                  Board member   RII Weyerhaeuser                                  Executive,
2050 One Financial Plaza           since 1980     World Timberfund,                                 Investment
Minneapolis, MN 55402                             L.P. (develops                                    Review, Board
                                                  timber resources) -                               Effectiveness
Born in 1927                                      management
                                                  committee; Former
                                                  chair, American
                                                  Express Funds
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Alan K. Simpson                    Board member   Former three-term      Biogen, Inc.               Joint Audit,
1201 Sunshine Ave.                 since 1997     United States          (bio-pharmaceuticals).     Contracts
Cody, WY 82414                                    Senator for Wyoming

Born in 1931
---------------------------------- -------------- ---------------------- -------------------------- -----------------
C. Angus Wurtele                   Board member   Retired chair of the   The Valspar Corporation    Contracts,
Suite 1700                         since 1994     board and chief        (paints), Bemis            Investment
Foshay Tower                                      executive officer,     Corporation (packaging).   Review
Minneapolis, MN 55402                             The Valspar
                                                  Corporation
Born in 1934
---------------------------------- -------------- ---------------------- -------------------------- -----------------

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
age,                               and length     during past            Other                       Committee
address                            of service     5 years                directorships               memberships
---------------------------------- -------------- ---------------------- --------------------------- -----------------
David R. Hubers                    Board member   Retired chief          Chronimed Inc.
50643 AXP Financial Center         since 1993     executive officer,     (specialty pharmaceutical
Minneapolis, MN 55474                             director and           distribution), RTW Inc.
                                                  chair of the           (manages worker's
Born in 1943                                      board of AEFC          compensation programs),
                                                                         Lawson Software, Inc.
                                                                         (technology based
                                                                         business applications)
---------------------------------- -------------- ---------------------- --------------------------- -----------------
John R. Thomas                     Board member   Senior vice                                        Executive,
50652 AXP Financial Center         since 1987,    president -                                        Investment
Minneapolis, MN 55474              president      information and                                    Review
                                   since 1997     technology of AEFC
Born in 1937
---------------------------------- -------------- ---------------------- --------------------------- -----------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

---------------------------------- -------------- ---------------------- -------------------------- -----------------
Other Officers
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
John M. Knight                     Treasurer      Vice president -
50005 AXP Financial Center         since 1999     investment
Minneapolis, MN 55474                             accounting of AEFC

Born in 1952
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Leslie L. Ogg                      Vice           President of Board
901 S. Marquette Ave.              president,     Services Corporation
Minneapolis, MN 55402              general
                                   counsel, and
Born in 1938                       secretary
                                   since 1978
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Frederick C. Quirsfeld             Vice           Senior vice
53609 AXP Financial Center         president      president - fixed
Minneapolis, MN 55474              since 1998     income of AEFC
Born in 1947
---------------------------------- -------------- ---------------------- -------------------------- -----------------


Compensation for Board Members

During the most recent fiscal year, the independent members of the Fund board, for attending up to 26 meetings, received the following compensation:


Compensation Table
AXP California Tax-Exempt Fund

                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member           compensation from the Fund   Preferred Master Trust Group


H. Brewster Atwater, Jr.        $1,271                         $138,300
Lynne V. Cheney                    767                           86,883
Livio D. DeSimone                  400                           52,825
Ira D. Hall                        767                           87,925
Heinz F. Hutter                  1,121                          127,850
Anne P. Jones                    1,071                          123,650
William R. Pearce                1,150                          129,850
Alan K. Simpson                    900                          111,300
C. Angus Wurtele                 1,071                          123,900

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Compensation Table

AXP Massachusetts Tax-Exempt Fund

                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member           compensation from the Fund   Preferred Master Trust Group

H. Brewster Atwater, Jr.        $1,271                         $138,300
Lynne V. Cheney                    767                           86,883
Livio D. DeSimone                  400                           52,825
Ira D. Hall                        767                           87,925
Heinz F. Hutter                  1,121                          127,850
Anne P. Jones                    1,071                          123,650
William R. Pearce                1,150                          129,850
Alan K. Simpson                    900                          111,300
C. Angus Wurtele                 1,071                          123,900


Compensation Table

AXP Michigan Tax-Exempt Fund

                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member           compensation from the Fund   Preferred Master Trust Group

H. Brewster Atwater, Jr.        $1,271                         $138,300
Lynne V. Cheney                    767                           86,883
Livio D. DeSimone                  400                           52,825
Ira D. Hall                        767                           87,925
Heinz F. Hutter                  1,121                          127,850
Anne P. Jones                    1,071                          123,650
William R. Pearce                1,150                          129,850
Alan K. Simpson                    900                          111,300
C. Angus Wurtele                 1,071                          123,900


Compensation Table

AXP Minnesota Tax-Exempt Fund

                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member           compensation from the Fund   Preferred Master Trust Group

H. Brewster Atwater, Jr.        $1,271                         $138,300
Lynne V. Cheney                    767                           86,883
Livio D. DeSimone                  400                           52,825
Ira D. Hall                        767                           87,925
Heinz F. Hutter                  1,121                          127,850
Anne P. Jones                    1,071                          123,650
William R. Pearce                1,150                          129,850
Alan K. Simpson                    900                          111,300
C. Angus Wurtele                 1,071                          123,900

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Compensation Table

AXP New York Tax-Exempt Fund

                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member           compensation from the Fund   Preferred Master Trust Group

H. Brewster Atwater, Jr.        $1,271                         $138,300
Lynne V. Cheney                    767                           86,883
Livio D. DeSimone                  400                           52,825
Ira D. Hall                        767                           87,925
Heinz F. Hutter                  1,121                          127,850
Anne P. Jones                    1,071                          123,650
William R. Pearce                1,150                          129,850
Alan K. Simpson                    900                          111,300
C. Angus Wurtele                 1,071                          123,900


Compensation Table

AXP Ohio Tax-Exempt Fund

                                                    Total cash compensation from
                                Aggregate            American Express Funds and
Board member           compensation from the Fund   Preferred Master Trust Group

H. Brewster Atwater, Jr.        $1,271                         $138,300
Lynne V. Cheney                    767                           86,883
Livio D. DeSimone                  400                           52,825
Ira D. Hall                        767                           87,925
Heinz F. Hutter                  1,121                          127,850
Anne P. Jones                    1,071                          123,650
William R. Pearce                1,150                          129,850
Alan K. Simpson                    900                          111,300
C. Angus Wurtele                 1,071                          123,900


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.


Principal Holders of Securities

As of 30 days prior to the date of this SAI the following persons or entities were principal holders of the Fund shares:

For the California Tax-Exempt Fund - C shares
Tommy Sims and Sally Sims as Ttees, Salinas CA, held 9.52%; Theresa Francisco, San Diego CA, held 9.50%; Margaret C Paiso, San Clemente CA, held 9.50%; Don R Schneider and Karen L Schneider as Ttees, Laguna Beach CA, held 7.68%; and National Direct Promotions Inc, Anaheim CA, held 6.28%.

For the Massachusetts Tax-Exempt Fund - C shares
Paul J Cormier, Leominster MA, held 44.47%; William S Michaels and Katherine Michaels as Ttee, Leominster MA, held 36.37%; Margaret M Weiss, Holyoke MA, held 6.84%; and Robert and Victoria Underwood, Leominster MA, held 5.04%.

For the Michigan Tax-Exempt Fund - C shares
Barbara Yednock, Troy MI, held 50.20%; Marian Beaver, Riga MI, held 25.54%; and Ray W Butler and Gertrude E Butler, Clarkston MI, held 10.91%.

For the Minnesota Tax-Exempt Fund - C shares
Jane Nelson and James P. Nelson, Duluth, MN, held 10.90%; Dorothy Mendel and Arthur Mendel, Richmond CA, held 8.62%; and Mark Christenson and Paula Crouse as Ttees, Eden Prairie MN, held 5.07%.

For the New York Tax-Exempt Fund - A shares Frank L Skillern Jr, New York, NY held 5.51%.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------


For the New York Tax-Exempt Fund - C shares
Manfred Roeschel and Colleen P Kirk Jt, Hudson NY, held 13.78%; Denise Girolami, New York NY, held 13.73%; Irene Osnato, Congers NY, held 7.21%; Florence Didomizio and Mario Didomizio Jt TOD, Ossining NY, held 7.09%; Lanny McAndrew and Laura Jane McAndrew Jt, Woodmere NY, held 6.73%; Tracy & Ellen Reilly as Ttees Tracy Reilly and Ellen Reilly Trustees, Smithtown NY, held 6.52%; and Karen J Williams, Rochester NY, held 5.20%.

For the Ohio Tax-Exempt Fund - C shares
Alfred E Sears and Mary A Sears as Ttees, Parma, OH, held 61.72%; Gary N Nebinger and Maureen L Nebinger, Dublin OH, held 15.41%; and David A Naugle, Medina OH, held 15.34%.


Independent Auditors

The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

APPENDIX A

DESCRIPTION OF RATINGS

Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o  Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
B    Issues are regarded as having only speculative capacity for timely payment.
C This rating is assigned to short-term debt obligations with doubtful capacity for payment.
D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

AXP Special Tax-Exempt Series Trust
     AXP California Tax-Exempt Trust
--------------------------------------------------------------------------------

Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody' s MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

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APPENDIX B
STATE RISK FACTORS
The yields on the securities in which the Funds will invest generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue.

In addition to such factors, such securities will experience particular sensitivity to local conditions -- including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality including: ecological or environmental concerns; litigation; natural disasters; and statutory limitations on an issuer's ability to increase taxes. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state. A summary description of certain factors and statistics describing the economies in each state is set forth below. Such information is not specific to the issuer of a particular security that a Fund may own and is only intended to provide a general overview. Such information has been excerpted from publicly available offering documents and from other research reports prepared by rating agencies. No Fund has independently verified this information and no Fund makes any representations regarding this information.

Please remember that most state and local economies have experienced significant expansions over the past 5-7 years. In recessionary periods, an issuer's ability to pay interest on or repay principal of securities in which the Funds will invest may be significantly impaired.

Many uncertainties exist as of mid-year 2001 in the current forecasts for the national and state economies. Given the recent volatility in financial markets, such uncertainties are particularly pronounced at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. Please monitor your investment accordingly.

FACTORS AFFECTING CALIFORNIA
Despite signs of a softening national economy, a dot.com stock slide, and a troubled energy market, California ended 2000 on a strong note.

Nonfarm employment jumped by 53,100 in December--the largest one-month gain since May of 2000. On average nonfarm employment in California grew by nearly 37,000 jobs each month in 2000. The average monthly increase in 1999 was 30,900. California's industry employment growth greatly eclipsed the nation's job growth in December--revised employment data puts the national industry job growth at only 19,000. In the last quarter of 2000, California accounted for 90 percent of the nation's new jobs. All major industry sectors, except for the small mining sector, expanded over the year. Services added 198,400 jobs with business services accounting for nearly half of this growth. Government added 73,100 jobs, most of it due to expanding public school employment.

California's unemployment rate remained essentially unchanged at a 31-year low of 4.5 percent in February 2001. January's rate, originally reported at 4.5 percent, was revised up 0.1 percent to 4.6 percent. The unemployment rate in February 2000 was 4.9 percent. The number of people unemployed in California declined by 25,000 in February 2001 and is down 65,000 from this time last year. At 771,000, this is the lowest number of unemployed in the state since January 1990.

With the beginning of 2001, an emerging energy crisis in California started to create uncertainty regarding cost and availability of energy and the threat of unreliable power going forward. In March 2001 some areas of California experienced rolling blackouts. This ongoing shortage of power coupled with higher energy costs has created uncertainty in the state's economic outlook and has already damaged the state's business climate, reputation and longer-term growth prospects. In April of 2001 Standard and Poor's lowered California's GO bond rating two notches from AA to A+. In May 2001, Moody's also lowered its rating of California GO Bonds from Aa3 to Aa2 citing increasing financial risks associated with the continuing energy crisis.

Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives could adversely affect the ability of issuers of California state and municipal securities to obtain sufficient revenue to pay their bond obligations. Prior to 1977, revenues of the state government experienced significant growth primarily as a result of inflation and continuous expansion of the tax base of the state. In 1978, California voters approved an amendment to the California constitution known as Proposition 13, which added Article XIIIA to the state Constitution. Article XIIIA reduced ad valorem (according to value) taxes on real property, and restricted the ability of taxing entities to increase real property tax revenues. In addition, Article XIIIA provides that additional taxes may be levied by cities, counties and special districts only upon approval of not less than a two-thirds vote of the "qualified electors" of such district and requires not less than a two-thirds vote of each of the two houses of the state legislature to enact any changes in state taxes for purposes of increasing revenues, whether by increased rates or changes in methods of computation.

In 1986, Proposition 62, an initiative statute enacted in California, placed further limits on the ability of local governments to levy taxes other than ad valorem property taxes, except with voter approval. Legislation enacted subsequent to the addition of Article XIIIA provided for the redistribution of California's general fund surplus to local agencies, the reallocation of certain state revenues to local agencies and the assumption of certain local obligations by the state to help California municipal issuers raise revenues to pay their bond obligations.

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Primarily as a result of the reductions in property tax revenues received by local governments following the passage of Proposition 13, the legislature undertook to provide assistance to such governments by substantially increasing expenditures from the general fund for that purpose beginning in the 1978-1979 fiscal year. In past years, in addition to such increased expenditures, the indexing of personal income tax rates (to adjust rates for the effects of inflation), the elimination of certain inheritance and gift taxes, and the increase of exemption levels for certain other taxes had a moderating impact on the growth in state revenues. In addition, the state has increased expenditures by providing a variety of tax credits, senior citizens' credits and energy credits.

In 1979, the voters of California passed an initiative adding Article XIIIB to the California Constitution. Article XIIIB prohibits the state from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes" which consist of tax revenues and certain other funds. One of the exclusions from these limitations is "debt service" (defined as "appropriations required to pay the cost of interest and redemption charges, including the funding of any reserve or sinking fund required in connection therewith, on indebtedness existing or legally authorized as of January 1, 1979, or on bonded indebtedness thereafter approved" by voters). In addition, appropriations required to comply with mandates of courts or the Federal government are not included as appropriations subject to limitation.

The state's appropriations limit is adjusted annually to reflect change in cost of living and population and transfer of financial responsibility from one governmental unit to another. Revenues in any fiscal year which exceed the amount which may be appropriated in compliance with Article XIIIB must be returned to taxpayers by a revision of tax rates or fee schedules within the two subsequent fiscal years.

In November 1988, voters approved an initiative called Proposition 98 which substantially modified Article XIIIB, by providing that a substantial amount (up to $600 million per year currently) of any excess state revenues would, instead of being returned to taxpayers, be paid to public schools and community college districts.

In the years immediately after enactment of Article XIIIB, very few California government entities neared their appropriations limits. To the extent the state remains constrained by its appropriations limit, the absolute level, or the rate of growth, of assistance to local governments may be reduced.

On November 5, 1996, California voters approved Proposition 218 which added Articles XIIIC and XIIID to the California Constitution. Certain vote requirements and other limitations were instituted on the imposition of new or increased and in some cases existing taxes, assessments and property-related fees and charges. Proposition 218 extended the initiative power to include the reduction or repeal of any local taxes, assessments, fees and charges. The extension of this initiative power is not limited to taxes imposed on or after the effective date of Proposition 218. Retroactive repeal or reduction in existing taxes, assessments, fees or charges in a particular California entity are possible and could result in the financial condition of that entity be adversely impacted. Rating downgrades and/or defaults could occur. In addition, the voter approval requirement reduces the financial flexibility of local governments to deal with fiscal problems by limiting the ability to increase taxes, assessments, fees and charges. In some cases, this loss of flexibility has been cited as the reason for certain rating downgrades. No assurances can be given that California entities will be able to raise taxes to meet future spending requirements. Additionally, at this time it is not clear how a court will interpret Proposition 218.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID, the ambiguities and possible inconsistencies in their terms and the applicability of their exemptions and exceptions and impossibility of predicting future appropriations or changes in population and cost of living, it is not currently possible to determine the impact of these Articles or any related legislation on the securities held in the Fund or the ability of state or local governments to pay interest on or repay the principal of such securities. With a limited exception, to date the California courts have either upheld the constitutionality of Article XIIIA and its implementing and related legislation or have interpreted them in such a manner as to avoid the necessity for direct determination of constitutional issues. Articles XIIIA, XIIIB, XIIIC and XIIID and their respective implementing and related legislation will most probably be subject to continuing or future legal challenges. It is not presently possible to predict the outcome of any such legislation with respect to the ultimate scope, impact or constitutionality of any of these Articles or their respective related legislation; or the impact of any determinations upon state agencies or local government, or upon the abilities of such entities to pay the interest on, or repay the principal of, the securities held by a Fund.

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FACTORS AFFECTING MASSACHUSETTS
Massachusetts' economy continues to maintain its fiscal health, restrained somewhat by a tight labor market. During the twelve months ended October 2000, job growth was led by a surge in construction jobs and a 5.7% gain in business services jobs, including computer software. Manufacturing employment fell just 0.4% during the same period. High-tech industries, financial services, education and health care drive the Massachusetts' economy. High wealth and income levels, with the fourth highest per capita state income in the nation at $37,800 for fiscal year 2000, were off set by a high debt burden at approximately $2,600 per capita for the same period.

Over the past nine years Massachusetts has built financial reserves during a period of strong economic expansion. Fiscal year 2000 closed with over a $2.2 billion fund balance. As a result of conservative revenue forecasting, the commonwealth is well positioned to weather a slow down in revenue growth should economic growth slow significantly. It is anticipated that higher energy costs, a dampened NASDAQ, a slowdown in computer and software investments and labor shortages could subdue growth of the Massachusetts economy over the next fiscal year. Standard & Poor's gives Massachusetts a positive outlook with a GO debt rating of AA- as of June 2001.

The Massachusetts constitution requires that a balanced budget be provided for each year. In addition, the commonwealth adopted certain budgetary and fiscal controls to eliminate the possibility of expenditures exceeding available revenues and funds. The general fund, the local aid fund and the highway fund are the three principal operating funds of the commonwealth and the condition of these funds is generally regarded as the principal indicator of whether the commonwealth's operating revenues and expenses are balanced.

The commonwealth had and may continue to have unfunded general liabilities of its retirement systems and a program to fund these liabilities. In 1978, the commonwealth began assuming full financial responsibility for all costs of the administration of justice within the state and Medicaid expenditures, which have increased each year. It also raised aggregate aid to cities, towns, schools and other districts and transit authorities. In the past the commonwealth signed constant decrees to improve mental health care and programs for the mentally retarded to meet federal standards including those governing federal reimbursements under various programs.

The reductions in local revenues and reductions in local personnel and services resulting from Proposition 21/2 created a demand for substantial increases in state-funded local aid, with increases in fiscal years 1982 through 1987. The effect of this increase in local aid was to shift a major part of the impact of Proposition 21/2 to the commonwealth. Legislation had been enacted providing for certain local option taxes.

Efforts to limit and reduce the levels of taxation in Massachusetts have been underway for several years. Chapter 62F of the Massachusetts General Laws establishes a state tax revenue growth limit and does not exclude principal and interest payments on commonwealth debt obligations from the scope of the limit.

Lawsuits filed against the commonwealth or its authorities may affect its future fiscal condition.

FACTORS AFFECTING MICHIGAN
Fiscal year 2000 marked another successful year for Michigan. The economy continues to prosper and the state's fiscal health remains strong. The personal income tax is being reduced from 4.3% to 3.9% for the next four years. For the tax year 2000, the income tax rate cut from 4.3% to 4.2% saved tax payers $184 million. For fiscal year 2000, the General Fund reported an "unreserved" fund balance of $211.8 million before it was transferred to the Budget Stabilization Fund. The balance in the Budget Stabilization Fund is $1.26 billion, which continues to be one of the largest rainy day funds in the nation. Maintaining a healthy reserve in the Rainy Day Fund impacts Michigan's credit rating which helps reduce borrowing costs and spurs economic growth.

In October 2000, Moody's Investor Services upgraded Michigan's state credit rating from Aa1 to Aaa, the highest credit rating possible. Standard & Poor's also upgraded the state's credit rating to AAA in 2000 in recognition of the state's continued strong budget performance in recent years, a low debt burden and a strong position with regard to the state's pension liabilities.

Michigan's low debt position has helped it to weather recent difficult economic times. Financial operations remained solvent through budget adjustments, spending cuts and use of non-recurring items. Previous budget problems arose from revenue estimates falling below expectation and increased spending levels. This caused deficits in the general fund budget for fiscal years ended 1990 and 1991.

Michigan had an average unemployment rate of 3.4% in 2000 while the United States average unemployment rate was 4.0%. The state was below average for the 69th consecutive month and the state's unemployment rate has been below 4% for three consecutive years.

The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and office equipment), tourism and agriculture. Because of the emphasis on durable goods, however, economic activity in the state has tended to be more cyclical than in the nation as a whole. The manufacturing sector has benefited from significant private investment and improved international competitiveness. The current low interest rate environment should continue to help strengthen business investment.

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FACTORS AFFECTING MINNESOTA
Minnesota's economy performed well in fiscal year 2000. Personal income grew at an annual rate of 6.1% during the fiscal year, 0.2 percentage points above the national average. Despite a weak agricultural sector, the state continues its record of outperforming the U.S. economy and moving up in the state rankings of per capita personal income. In calendar 1999, per capita personal income in Minnesota was 7% above the national average. Per capita personal income was only 2 percent above the national averages in the early 1990s. Minnesota ranked 10th among all states in personal income per capita in 1999 compared to a ranking of 16th in 1990.

Minnesota's unemployment remains low. Labor markets have been tight in the state for several years and labor force participation rates continue to be among the highest in the nation. Minnesota's unemployment rate has been at two-thirds or less of the national average since early 1997. In fiscal year 2000, Minnesota's unemployment rate averaged just 2.7%, 1.4 percentage points below the national average. Despite widespread reports of employers having difficulties in finding new workers, payroll employment grew by more than 55,000 during the past fiscal year. On a percentage basis, the statewide employment growth rate of 2.2% equaled the national average. In the key manufacturing sector payroll unemployment held constant in fiscal year 2000, resisting the U.S. trend for shrinking manufacturing employment. Nationally, manufacturing fell by 1 percent.

In May 1998, Minnesota settled its lawsuit with the tobacco industry resulting in a new revenue stream for the state. A small portion of the settlement ($202 million) was dedicated for specific purposes and will not be part of the state's general revenues. The bulk of the settlement was directed to the General Fund. Part of the state's settlement comes as a series of one-time payments which end after fiscal year 2003. In 1999, the Governor and the legislature created two endowments (medical education and tobacco use prevention) with the first four of the one-time payments. The two remaining one-time payments and the annual, on-going payments are revenues to the General Fund. The value of these payments will level off at $194 million by fiscal year 2004. All of these payments are counted as General Fund revenues and are subject to the appropriation process.

In 2001, Minnesota taxpayers will share in a $700 million tax rebate that will provide a one-time boost to Minnesota's economy. Many of the items purchased with rebates will be subject to sales tax. State revenues will depend on how much of the rebate is spent and saved and what items are ultimately purchased. On June 1, 2001, Minnesota's general debt obligations were rated Aaa by Moody's and AAA by Standard & Poor's.

The unemployment rate, growth rates and income trends in Minnesota compare favorably with national averages, but the economy is cyclically sensitive. Minnesota's employment and population are forecasted to continue to grow at rates near the national average. Total employment in the state is expected to grow at an average annual rate of 1.3% a year through 2005, slightly below the projected national growth rate of 1.5% annually. During the recessionary period from 1980 to 1983, economic conditions in the agricultural and iron mining industries, which are two of the leading sectors of Minnesota's economy, were poor. However, mining is a less significant factor in the state economy than it once was while the manufacture of durable and non-durable goods is relatively more important to the economy.

FACTORS AFFECTING NEW YORK
New York State ended the 2000-2001 fiscal year with a nearly $2.7 billion surplus. Of the surplus funds, $925 million was attributable to the positive activity that occurred on Wall Street during the first half of 2000. The total surplus reflected a combination of successful controls on spending, a continued strengthening of the economy and significant growth in income tax receipts. As of the end of fiscal year 2000, the State's Tax Stabilization Reserve Fund (the "Rainy Day" Fund) increased in size to $547 million, which is the highest level in New York's history. Personal income is estimated to have grown by 7.8% in 2000, fueled in part by a large increase in financial sector bonus payments.

Economic growth since the early 1990s has been steady but ongoing pressures have resulted in a difficult budget process, and the high cost of living and doing business is New York has continued to be a limiting factor on economic growth. However, the state's improved financial position has been achieved while implementing personal income tax reduction. On a positive note, New York experienced a drop in the unemployment rate from 4.6% in May 2000 to 4.4 % in March 2001.

In December 2000, Standard and Poor s upgraded New York's credit rating to AA. That two-step upgrade gave New York its best credit rating in 22 years and moved the state for 42nd to 23rd among states--the largest single improvement in the state's history. In February 2001 New York State also received a second two-step upgrade from Fitch IBCA from A+ to AA.

The state has historically been one of the wealthiest in the nation. For decades, however, the state economy has grown more slowly than that of the nation as a whole, resulting in a gradual erosion of its relative economic affluence. The causes of this decline are varied and complex, in many cases involving national and international developments beyond the state's control. Part of the reason for the long-term relative decline in the state economy has been attributed to the combined state and local tax burden. The existence of this tax burden limits the state's ability to impose higher taxes in the event of future financial difficulties.

The fiscal stability of the state is related to the fiscal stability of New York City and the authorities, which generally finance, construct and operate revenue-producing public benefit facilities. The state's experience has been that if New York City or any of the authorities suffer serious financial difficulties, the ability of the state, New York City, the state's political subdivisions and the authorities to obtain

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financing in the public credit markets is adversely affected. This results in part from the expectation that to the extent that any authority or local government experiences financial difficulty, it will seek and receive state financial assistance. Moreover, New York City accounts for approximately 40% of the state's population and tax receipts, so New York City's financial integrity affects the state directly. Accordingly, a default by New York City or any of the authorities would adversely affect the market value and marketability of all New York tax-exempt securities.

While principal and interest payments on outstanding authority obligations are normally paid from revenues generated by the projects of the authorities, in recent years New York has had to appropriate large amounts to enable certain authorities to meet their financial obligations and in some cases to prevent default. Further assistance may be required in the future. In particular, the New York State Urban Development Corporation (UDC), the New York State Housing Finance Agency (HFA), and the Metropolitan Transportation Authority (MTA) may require substantial amounts of assistance from the state.

The HFA provides financing for multifamily housing, state university construction, hospital and nursing home development and other programs. HFA depends upon mortgagors in each of its programs to generate sufficient funds from rental income, subsidies and other payments to meet their respective mortgage repayment obligations to HFA as well as to meet the operating and maintenance costs of the project. On several occasions in the past, in fulfillment of its commitment, New York appropriated funds on behalf of HFA to replenish its debt service reserve funds. There can be no assurance that the state will not be called upon to provide further assistance in the future. Any litigation decided against HFA also may have an adverse effect on the financial condition of HFA mortgages.

The MTA oversees the operations of the city's bus and subway system by the New York City Transit Authority and the Manhattan and Bronx Surface Operating Authority (collectively, the TA) and, through subsidiaries, operates certain commuter rail lines. The MTA has depended and will continue to depend upon federal, state and local government support to operate the transit system because fare revenues are insufficient. Lawsuits based on deaths and injuries resulting from transit system accidents could have an adverse financial impact on TA.

Beginning in 1975 (in part as a result of the New York City and UDC financial crises), various localities of New York began experiencing difficulty in marketing their securities. As a result, certain localities, in addition to New York City, have experienced financial problems leading to requests for state assistance. If future financial problems cause agencies or localities to seek special state assistance, this could adversely affect New York's ability to pay its obligations. Similarly, if financial difficulties make it impossible for the state to meet its regular aid commitments or to provide further emergency financing, issuers may default on their outstanding obligations, which would affect the marketability of debt obligations of the state, its agencies and municipalities, such as the New York tax-exempt bonds in the Fund's portfolio.

Reductions in federal spending could materially and adversely affect the financial condition and budget projections of New York's localities. Should localities be adversely affected by federal cutbacks, they may seek additional assistance from the state that might, in turn, have an adverse impact on New York's ability to maintain a balanced budget.

New York City and Municipal Assistance Corporation (MAC). In 1975, New York City encountered severe financial difficulties that impaired the borrowing ability of the city, the state and the authorities. As a result, New York City lost access to public credit markets and was not able to sell debt to the public until 1979. MAC was organized in 1975 to provide financing assistance for New York City and to exercise certain oversight and review functions with respect to the city's financing. Prior to 1985, MAC had the authority to issue bonds and notes and to pay or lend the proceeds to the city. Since 1985, MAC has been authorized to issue bonds and notes only to refund its outstanding bonds and notes. MAC also has the authority to exchange its obligations for New York City obligations. MAC bonds are payable from appropriations of certain state sales and use taxes imposed by New York City, the state stock transfer tax and per capita state aid to New York City. The state is not, however, obligated to continue these taxes, to continue to appropriate revenue from these taxes or to continue the appropriation of per capita state aid to pay MAC obligations. MAC does not have taxing powers and its bonds are not obligations enforceable against either New York City of New York.

New York City has maintained a balanced budget for several fiscal years and has retired all of its federally guaranteed debt. As a result, certain restrictions imposed on New York City by the New York State Financial Control Board (the Control Board), which was created in response to New York City's 1975 fiscal crisis, have been suspended. Those restrictions, including the Control Board's power to approve or disapprove certain contracts, long-term and short-term borrowings and the four-year financial plan of the City, will remain suspended unless and until, among other things, there is a substantial threat of or an actual failure by the City to pay debt service on its notes and bonds or to keep its annual operating deficits below $100 million. The City's four-year financial plan for fiscal years 1989 through 1992 was submitted to the Control Board on July 5, 1988, and had been subsequently modified by the City. As modified it projects a balanced budget for the 1989 fiscal year, and budget gaps of $661 million, $945 million and $818 million for the 1990, 1991, and 1992 fiscal years, respectively, before implementation of gap closing programs.

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The ability of New York City to balance its future budgets as provided in its financial plans depend on various actions the City expects will be taken but are not within its control. If expected federal and state aid is not forthcoming, if economic conditions significantly further reduce revenue derived from economically sensitive taxes or increase expenditure for public assistance, or if other uncertainties materialize which reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, it is likely that New York City would make demands upon the state for substantial additional financial assistance.

Other Municipalities. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. Certain localities have experienced financial problems in the past and have required additional State assistance. Requests of this kind could occur again in the future, which could impact the State's financial position. The State has some oversight authority over some of these localities. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

The financial problems being experienced by the State's smaller urban centers can place additional strains upon the State's financial condition. In December 1995, in reaction to continuing financial problems, the Troy Municipal Assistance Corp., created in 1995, imposed a 1996 budget plan on Troy, New York. A similar municipal assistance corporation has also been established for Newburgh, and is expected to remain in existence until 2004. In addition, several other New York cities, including Utica, Rome, Schenectady, Syracuse and Niagara Falls have faced budget deficits, as federal and state aid and local tax revenues have declined while government expenses have increased.

Nassau County ("Nassau") has experienced budgetary difficulties in recent years. Pending legislative approval from Nassau, a proposed plan would create the Nassau Interim Finance Authority (NIFA). NIFA would serve as a temporary financing mechanism which would aid Nassau in restructuring its excessive amount of outstanding debt, as well as provide an estimated $100 million of transitional aid from the State over a 5-year period. However, state assistance is contingent on Nassau officials implementing budget balancing actions to close its current budget gap, as well as the adoption of a balanced four-year financial plan during 2000. The County's financial difficulties have contributed to several downgrades to its general obligation debt. On February 17, 2000, Moody's downgraded the County's general obligation bonds to Baa2 from Baa3, citing the County's ongoing budgetary concerns. Moody's also placed a negative outlook on Nassau's debt obligations. In addition, Standard and Poor's has placed the County's general obligation bond rating on negative creditwatch and has stated that the County's failure to resolve its current budget gap and the lack of a long-term financial plan that addresses the County's ongoing fiscal troubles will likely result in a downgrade, possible to below investment grade.

Certain proposed Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities to increase local revenues to sustain those expenditures.

Litigation. Certain litigation pending against the state, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on state finances. In addition, New York City is a defendant in a significant number of lawsuits pertaining to material matters, including those claims asserted that are incidental to performing routine governmental and other functions.

FACTORS AFFECTING OHIO
Ohio is a highly industrialized state with a developed, diverse economy with employment trends that mirror the nation. Although the state has one of most diverse economies in the nation, ranking third behind Missouri and Pennsylvania, Ohio's diversity is not preventing it from experiencing an economic slowdown in some areas. While Ohio's economy created 182,000 jobs from February 2000 to February 2001, the unemployment rate in Ohio rose from 3.6% in March 2001 to 3.9 % in April 2001. The number of unemployed workers increased 10% for the month but is still 0.4% lower than a year ago.

Ohio's revenue picture remains in line with the current budget forecast of moderate economic growth and low inflation. The General Revenue Fund remained strong at the end of fiscal year 2000 with a budgetary fund balance of $855.8 million. In addition, Ohio's Budget Stabilization Fund or "Rainy Day Fund", remained intact with a fund balance of approximately $1 billion as of the end of fiscal year 2000. As of June 1, 2001, Ohio's credit ratings for general obligation bonds remained at Aa1 by Moody's Investors Service, Inc. and AA+ by Fitch IBCA and Standard and Poor's.

Ohio continues to be among the most important contributors to the national manufacturing sector. Ohio's manufacturing sector employs 1.1 million people ranking Ohio third in the nation. Ohio's gross state product was approximately $364 billion in 1999, making Ohio the seventh largest state economy. The state's factories lead the nation in the manufacture of steel, rubber and plastics and fabricated materials. Even with the proportional decline of the manufacturing sector over the past two decades, its dominance still makes Ohio vulnerable to recession.

As with other states, Ohio has experienced economic weakness during periods of recession. This, and other factors, led to budget shortfalls in 1991-1992. However, these shortfalls were effectively managed through a draw-down on the state's budget stabilization fund and an executive order to reduce state spending by $196 million. In the early 1980s, Ohio's financial operations continued a trend of vulnerability to economic cycles. Spending reductions coupled with tax increases were implemented as a method of maintaining control during recessionary periods. Ohio may face similar scenarios in future years. However, the effects of economic cycles should be less

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severe because the state's economic base is more diversified than it has been in the two previous decades. Constitutional and statutory provisions require the state to close each fiscal year with a positive general fund balance, in conjunction with Ohio's advantageous current budgetary practice should help future financial performance.

Ohio benefits from a diversified revenue structure and a relatively low tax burden. The state carries out most of its operations through the general revenue fund, which receives general state revenues not otherwise dedicated. General fund revenues are derived mainly from personal income, sales, corporate and franchise taxes. General fund operations historically have paralleled economic trends, as evidenced by the performance in recent recessionary periods.

While diversifying more into the service area, Ohio's economy continues to rely in part on durable goods and manufacturing. This reliance is largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole.

A number of local Ohio communities and school districts have faced significant financial problems. The state has established procedures for municipal fiscal emergencies, under which joint state and local commissions are established to monitor the fiscal affairs of a financially troubled municipality and the municipality must develop a financial plan to eliminate deficits and cure any defaults. Since their adoption in 1979, these procedures have been applied to approximately twenty cities and villages, including the City of Cleveland. In a majority of these communities, the fiscal situation has been resolved and the procedures terminated.

Local school districts in Ohio receive a major portion of their operational funds from state subsidies, but are dependent upon local taxes for significant portions of their budgets. Local school districts are authorized to submit for voter approval an income tax on the district income of individuals and estates. A small number of local school districts have required emergency advances from the state in order to prevent year-end deficits. The number of districts applying for aid has fluctuated over the years. Legislation (with enhanced provision for individual district borrowing) has replaced the emergency advance loan program.

FACTORS AFFECTING PUERTO RICO
The Funds may invest in municipal securities issued by or on behalf of Puerto Rico, its agencies or instrumentalities.

The economy of Puerto Rico continued its expansion phase during fiscal year 2000 in spite of an extraordinary natural event and the slowdown of the U.S. economy. In September 1998, hurricane Georges hit the island significantly affecting the island's infrastructure and damaging the economy. However, several factors contributed to Puerto Rico's rapid recuperation. Massive amounts of federal and local aid, the continuous economic growth in the United States, the dynamic vitality of the construction industry, growth of tourist activity and low interest rates all caused Puerto Rico's economy to grow 4.2 percent during fiscal year 1999.

Puerto Rico now faces some new challenges. After three quarters of fiscal year 2001, Puerto Rico is experiencing weakened revenue growth due to a soft U.S. economy and overbudgeted revenues. For that period, revenues were revised downward by $310 million compared to the original budget. In addition excess spending on education and health added $131 million to the shortfall, leading to a $441 million budget gap. As of June 1, 2001, Standard and Poor's rates Puerto Rico's general debt obligations A and Moody's rates them Baa1.

Since the early 1970s, manufacturing has been the primary force in Puerto Rican development. Other major sectors of Puerto Rico's economy include government, trade and services. Puerto Rico's economic base remains centered around tax advantages offered to U.S. manufacturing firms. Legislation or other action that would eliminate or reduce such tax incentives might give rise to economic instability and volatility in the market for the securities.

S-6328-20 V (8/01)

                     AXP(R) SPECIAL TAX-EXEMPT SERIES TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                    AXP(R) INSURED TAX-EXEMPT FUND (the Fund)


                                 Aug. 29, 2001

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus and the financial statements contained in the most recent Annual Report to shareholders (Annual Report) that may be obtained from your financial advisor or by writing to American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474 or by calling
(800) 862-7919.


The Independent Auditors' Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities, contained in the Annual Report are incorporated in this SAI by reference. No other portion of the Annual Report, however, is incorporated by reference. The prospectus for the Fund, dated the same date as this SAI, also is incorporated in this SAI by reference.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
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TABLE OF CONTENTS

Mutual Fund Checklist                                                p. 3

Fundamental Investment Policies                                      p. 4

Investment Strategies and Types of Investments                       p. 5

Information Regarding Risks and Investment Strategies                p. 6

Security Transactions                                                p.19


Brokerage Commissions Paid to Brokers Affiliated with
American Express Financial Corporation                               p.20

Performance Information                                              p.21

Valuing Fund Shares                                                  p.23

Investing in the Fund                                                p.23

Selling Shares                                                       p.25

Pay-out Plans                                                        p.26

Capital Loss Carryover                                               p.26

Taxes                                                                p.27

Agreements                                                           p.27

Organizational Information                                           p.29

Board Members and Officers                                           p.32

Compensation for Board Members                                       p.33

Principal Holders of Securities                                      p.34

Independent Auditors                                                 p.34

Appendix A: Description of Ratings                                   p.35

Appendix B: Insured Fund                                             p.38

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
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Mutual Fund Checklist

[X] Mutual funds are NOT guaranteed or insured by any bank or government agency. You can lose money.

[X] Mutual funds ALWAYS carry investment risks. Some types carry more risk than others.

[X]  A higher rate of return typically involves a higher risk of loss.

[X]  Past performance is not a reliable indicator of future performance.

[X]  ALL mutual funds have costs that lower investment return.

[X] You can buy some mutual funds by contacting them directly. Others, like this one, are sold mainly through brokers, banks, financial planners, or insurance agents. If you buy through these financial professionals, you generally will pay a sales charge.

[X] Shop around. Compare a mutual fund with others of the same type before you buy.

OTHER IDEAS FOR SUCCESSFUL MUTUAL FUND INVESTING:
Develop a Financial Plan
Have a plan -- even a simple plan can help you take control of your financial future. Review your plan with your advisor at least once a year or more frequently if your circumstances change.

Dollar-Cost Averaging
An investment technique that works well for many investors is one that eliminates random buy and sell decisions. One such system is dollar-cost averaging. Dollar-cost averaging involves building a portfolio through the investment of fixed amounts of money on a regular basis regardless of the price or market condition. This may enable an investor to smooth out the effects of the volatility of the financial markets. By using this strategy, more shares will be purchased when the price is low and less when the price is high. As the accompanying chart illustrates, dollar-cost averaging tends to keep the average price paid for the shares lower than the average market price of shares purchased, although there is no guarantee.

While this does not ensure a profit and does not protect against a loss if the market declines, it is an effective way for many shareholders who can continue investing through changing market conditions to accumulate shares to meet long-term goals.

Dollar-cost averaging:

Regular                      Market Price      Shares
Investment                    of a Share      Acquired
  $100                          $ 6.00           16.7
   100                            4.00           25.0
   100                            4.00           25.0
   100                            6.00           16.7
   100                            5.00           20.0
  $500                          $25.00          103.4

Average market price of a share over 5 periods:    $5.00 ($25.00 divided by 5)

The average price you paid for each share:         $4.84 ($500 divided by 103.4)

Diversify
Diversify your portfolio. By investing in different asset classes and different economic environments you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

Understand Your Investment
Know what you are buying. Make sure you understand the potential risks, rewards, costs, and expenses associated with each of your investments.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
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Fundamental Investment Policies

Fundamental investment policies adopted by the Fund cannot be changed without the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the 1940 Act).

Notwithstanding any of the Fund's other investment policies, the Fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the Fund for the purpose of having those assets managed as part of a combined pool.

The policies below are fundamental policies that apply to the Fund and may be changed only with shareholder approval. Unless holders of a majority of the outstanding voting securities agree to make the change, the Fund will not:

o Act as an underwriter (sell securities for others). However, under the securities laws, the Fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.
o Borrow money or property, except as a temporary measure for extraordinary or emergency purposes, in an amount not exceeding one-third of the market value of its total assets (including borrowings) less liabilities (other than borrowings) immediately after the borrowing.
o Make cash loans if the total commitment amount exceeds 5% of the Fund's total assets.
o Invest more than 5% of its total assets in securities of any one company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued by the U.S. government, its agencies, or instrumentalities, and except that up to 25% of the Fund's total assets may be invested without regard to this 5% limitation.
o Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.
o Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.
o Make a loan of any part of its assets to American Express Financial Corporation (AEFC), to the board members and officers of AEFC or to its own board members and officers.
o  Lend Fund securities in excess of 30% of its net assets.

Except for the fundamental investment policies listed above, the other investment policies described in the prospectus and in this SAI are not fundamental and may be changed by the board at any time.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
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Investment Strategies and Types of Investments

This table shows various investment strategies and investments that many funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager may make on behalf of the Fund. For a description of principal risks, please see the prospectus. Notwithstanding the Fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Investment strategies & types of investments:        Allowable for the Fund?
Agency and Government Securities                               yes
Borrowing                                                      yes
Cash/Money Market Instruments                                  yes
Collateralized Bond Obligations                                yes
Commercial Paper                                               yes
Common Stock                                                    no
Convertible Securities                                         yes
Corporate Bonds                                                yes
Debt Obligations                                               yes
Depositary Receipts                                             no
Derivative Instruments                                         yes
Foreign Currency Transactions                                   no
Foreign Securities                                             yes
High-Yield (High-Risk) Securities (Junk Bonds)                 yes
Illiquid and Restricted Securities                             yes
Indexed Securities                                             yes
Inverse Floaters                                               yes
Investment Companies                                            no
Lending of Portfolio Securities                                yes
Loan Participations                                            yes
Mortgage- and Asset-Backed Securities                          yes
Mortgage Dollar Rolls                                          yes
Municipal Obligations                                          yes
Preferred Stock                                                yes
Real Estate Investment Trusts                                  yes
Repurchase Agreements                                          yes
Reverse Repurchase Agreements                                  yes
Short Sales                                                     no
Sovereign Debt                                                 yes
Structured Products                                            yes
Variable- or Floating-Rate Securities                          yes
Warrants                                                       yes
When-Issued Securities                                         yes
Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities           yes

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
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The following are guidelines that may be changed by the board at any time:


o Under normal market conditions, the Fund will invest at least 80% of its net assets in securities issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax.

o Under normal market conditions, at least 65% of the Fund's total assets will be invested in securities that are insured and have a maturity of more than one year.
o A portion of the Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. As long as the staff of the SEC maintains its current position that a fund calling itself a "tax-exempt" fund may not invest more than 20% of its net assets in these bonds, the Fund will limit its investments in these bonds to 20% of its net assets.
o The Fund may purchase securities rated Aaa by Moody's Investors Service, Inc. (Moody's) or AAA by Standard & Poor's Corporation (S&P). In addition, the Fund may purchase securities rated lower than Aaa by Moody's or AAA by S&P without regard to their rating, provided the securities are insured.
o The Fund may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent.
o Pending investment in municipal securities maturing in more than one year, or as a temporary defensive position, the Fund may hold up to 35% of its net assets in short-term tax-exempt instruments that are not insured or guaranteed. The Fund will purchase these instruments only if they are rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's or AAA by S&P or the equivalent.
o Except for securities guaranteed by the U.S. government, or an agency thereof, and the short-term tax-exempt instruments rated MIG-1 by Moody's or SP-1 by S&P or if the long-term debt of such issuers is rated Aaa by Moody's AAA by S&P or the equivalent, each tax-exempt security purchased by the Fund will be insured either by a New Issue Insurance Policy or by a Portfolio Insurance Policy issued by Financial Guaranty Insurance Company or a comparable insurer as long as that insurer is rated Aaa by Moody's or AAA by S&P or the equivalent.
o The Fund may invest more than 25% of its total assets in a particular segment of the municipal securities market or in industrial revenue bonds, but it does not intend to invest more than 25% of its total assets in industrial revenue bonds issued for companies in the same industry or state.
o If, in the opinion of the investment manager, appropriate tax-exempt securities are not available, the Fund may invest up to 20% of its net assets, or more on a temporary defensive basis, in taxable investments.
o  No more than 10% of the Fund's assets will be held in inverse floaters.
o No more than 5% of the Fund's net assets can be used at any one time for good faith deposits on futures and premiums for options on futures that do not offset existing investment positions.
o No more than 10% of the Fund's net assets will be held in securities and other instruments that are illiquid.
o The Fund will not buy on margin or sell short, except the Fund may enter into interest rate futures contracts.
o The Fund will not invest in voting securities or securities of investment companies.


For a description of ratings see Appendix A. For a discussion for Insured Fund, see Appendix B.


Information Regarding Risks and Investment Strategies


RISKS
The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). Please remember that a mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with the Fund at any time (for a description of principal risks, please see the prospectus):


Call/Prepayment Risk
The risk that a bond or other security might be called (or otherwise converted, prepaid, or redeemed) before maturity. This type of risk is closely related to "reinvestment risk."


Company Risk
The prospects for a company may vary because of a variety of factors, including the success of the company issuing the stock, disappointing earnings, or changes in competitive environment. As a result, the success of the companies in which the Fund invests largely determines the Fund's long-term performance.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
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Correlation Risk
The risk that a given transaction may fail to achieve its objectives due to an imperfect relationship between markets. Certain investments may react more negatively than others in response to changing market conditions.

Credit Risk
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation (such as payments due on a bond or a note). The price of junk bonds may react more to the ability of the issuing company to pay interest and principal when due than to changes in interest rates. Junk bonds have greater price fluctuations and are more likely to experience a default than investment grade bonds.

Event Risk
Occasionally, the value of a security may be seriously and unexpectedly changed by a natural or industrial accident or occurrence.

Foreign/Emerging Markets Risk
The following are all components of foreign/emerging markets risk:

Country risk includes the political, economic, and other conditions of a country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets.

Currency risk results from the constantly changing exchange rate between local currency and the U.S. dollar. Whenever the Fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in emerging market countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

Inflation Risk
Also known as purchasing power risk, inflation risk measures the effects of continually rising prices on investments. If an investment's yield is lower than the rate of inflation, your money will have less purchasing power as time goes on.

Interest Rate Risk
The risk of losses attributable to changes in interest rates. This term is generally associated with bond prices (when interest rates rise, bond prices fall). In general, the longer the maturity of a bond, the higher its yield and the greater its sensitivity to changes in interest rates.

Issuer Risk
The risk that an issuer, or the value of its stocks or bonds, will perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

Legal/Legislative Risk
Congress and other governmental units have the power to change existing laws affecting securities. A change in law might affect an investment adversely.

Leverage Risk
Some derivative investments (such as options, futures, or options on futures) require little or no initial payment and base their price on a security, a currency, or an index. A small change in the value of the underlying security, currency, or index may cause a sizable gain or loss in the price of the instrument.

Liquidity Risk
Securities may be difficult or impossible to sell at the time that the Fund would like. The Fund may have to lower the selling price, sell other investments, or forego an investment opportunity.

Management Risk
The risk that a strategy or selection method utilized by the investment manager may fail to produce the intended result. When all other factors have been accounted for and the investment manager chooses an investment, there is always the possibility that the choice will be a poor one.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
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Market Risk
The market may drop and you may lose money. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of all securities may move up and down, sometimes rapidly and unpredictably.

Reinvestment Risk
The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

Sector/Concentration Risk
Investments that are concentrated in a particular issuer, geographic region, or industry will be more susceptible to changes in price (the more you diversify, the more you spread risk).

Small Company Risk
Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less than is typical of larger companies.

INVESTMENT STRATEGIES
The following information supplements the discussion of the Fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes many strategies that many mutual funds use and types of securities that they purchase. Please refer to the section entitled Investment Strategies and Types of Investments to see which are applicable to the Fund.

Agency and Government Securities
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities including mortgage pass through certificates of the Government National Mortgage Association (GNMA) are guaranteed by the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments.

Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, FHLMC, FNMA, Student Loan Marketing Association (SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Call/Prepayment Risk, Inflation Risk, Interest Rate Risk, Management Risk, and Reinvestment Risk.

Borrowing
The Fund may borrow money from banks for temporary or emergency purposes and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as derivative instruments). Borrowings are subject to costs (in addition to any interest that may be paid) and typically reduce the Fund's total return. Except as qualified above, however, the Fund will not buy securities on margin.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk and Management Risk.

Cash/Money Market Instruments
The Fund may maintain a portion of its assets in cash and cash-equivalent investments. Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject the Fund to certain costs and expenses.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk, Inflation Risk, and Management Risk.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
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Collateralized Bond Obligations
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, earns them investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield (High-Risk) Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, and Management Risk.

Commercial Paper
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk, Liquidity Risk, and Management Risk.

Common Stock
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Management Risk, Market Risk, and Small Company Risk.


Convertible Securities
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.


The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Call/Prepayment Risk, Interest Rate Risk, Issuer Risk, Management Risk, Market Risk, and Reinvestment Risk.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
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Corporate Bonds
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield (High-Risk) Securities.)

Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Debt Obligations
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield (High-Risk) Securities.)

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating organization or their rating systems, the Fund will attempt to use comparable ratings as standards for selecting investments.

See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Issuer Risk, Management Risk, and Reinvestment Risk.

Depositary Receipts
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, Management Risk, and Market Risk.

Derivative Instruments
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

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Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If the Fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, CBOE, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indices (such as the S&P 500 Index), foreign currencies and other financial instruments and indices.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these

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contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.

Options on Stock Indexes. Options on stock indexes are securities traded on national securities exchanges. An option on a stock index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level.

Tax Treatment. As permitted under federal income tax laws and to the extent the Fund is allowed to invest in futures contacts, the Fund intends to identify futures contracts as mixed straddles and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If the Fund is using short futures contracts for hedging purposes, the Fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities.

Federal income tax treatment of gains or losses from transactions in options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, the Fund will either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The IRS has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives.
The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Leverage Risk, Liquidity Risk, and Management Risk.

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Foreign Currency Transactions
Since investments in foreign countries usually involve currencies of foreign countries, the value of an investor's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, an investor may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments. Many funds utilize diverse types of derivative instruments in connection with their foreign currency exchange transactions.

(See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Correlation Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, and Management Risk.

Foreign Securities
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities. Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.


The introduction of a single currency, the euro, on January 1, 1999 for participating European nations in the Economic and Monetary Union ("EU") presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other EU countries such as the United Kingdom and Greece into the euro and the admission of other non-EU countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk, Issuer Risk, and Management Risk.

High-Yield (High-Risk) Securities (Junk Bonds)
High yield (high-risk) securities are sometimes referred to as "junk bonds." They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

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See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.


All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.


Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield (high-risk) securities include:
Call/Prepayment Risk, Credit Risk, Currency Risk, Interest Rate Risk, and Management Risk.

Illiquid and Restricted Securities
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments.

To the extent the Fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for such securities. Disposing of illiquid or restricted securities may involve time-consuming negotiations and legal expense, and it may be difficult or impossible for the Fund to sell such an investment promptly and at an acceptable price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk and Management Risk.

Indexed Securities
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk, Management Risk, and Market Risk.

Inverse Floaters
Inverse floaters are created by underwriters using the interest payment on securities. A portion of the interest received is paid to holders of instruments based on current interest rates for short-term securities. The remainder, minus a servicing fee, is paid to holders of inverse floaters. As interest rates go down, the holders of the inverse floaters receive more income and an increase in the price for the

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inverse floaters. As interest rates go up, the holders of the inverse floaters receive less income and a decrease in the price for the inverse floaters. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inverse floaters include: Interest Rate Risk and Management Risk.

Investment Companies
The Fund may invest in securities issued by registered and unregistered investment companies. These investments may involve the duplication of advisory fees and certain other expenses.


Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Management Risk and Market Risk.


Lending of Portfolio Securities
The Fund may lend certain of its portfolio securities to broker-dealers. The current policy of the Fund's board is to make these loans, either long- or short-term, to broker-dealers. In making loans, the Fund receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk and Management Risk.

Loan Participations
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk and Management Risk.

Mortgage- and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity.

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The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage- and asset-backed securities include:
Call/Prepayment Risk, Credit Risk, Interest Rate Risk, Liquidity Risk, and Management Risk.

Mortgage Dollar Rolls
Mortgage dollar rolls are investments whereby an investor would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an investor would forego principal and interest paid on the mortgage-backed securities during the roll period, the investor would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk, Interest Rate Risk, and Management Risk.

Municipal Obligations
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See the appendix for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

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Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Event Risk, Inflation Risk, Interest Rate Risk, Legal/Legislative Risk, and Market Risk.

Preferred Stock
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk, Management Risk, and Market Risk.

Real Estate Investment Trusts
Real estate investment trusts (REITs) are entities that manage a portfolio of real estate to earn profits for their shareholders. REITs can make investments in real estate such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Additionally, the failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Issuer Risk, Management Risk, and Market Risk.

Repurchase Agreements
The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk and Management Risk.

Reverse Repurchase Agreements
In a reverse repurchase agreement, the investor would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk, Interest Rate Risk, and Management Risk.

Short Sales
With short sales, an investor sells a security that it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the investor must borrow the security to make delivery to the buyer. The investor is obligated to replace the security that was borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the investor sold the security. A fund that is allowed to utilize short sales will designate cash or liquid securities to cover its open short positions. Those funds also may engage in "short sales against the box," a form of short-selling that involves selling a security that an investor owns (or has an unconditioned right to purchase) for delivery at a specified date in the future. This technique allows an investor to hedge protectively against anticipated declines in the market of its securities. If the value of the securities sold short increased between the date of the short sale and the date on which the borrowed security is replaced, the investor loses the opportunity to participate in the gain. A "short sale against the box" will result in a constructive sale of appreciated securities thereby generating capital gains to the Fund.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Management Risk and Market Risk.

Sovereign Debt
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.

Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk, Foreign/Emerging Markets Risk, and Management Risk.

Structured Products
Structured products are over-the-counter financial instruments created specifically to meet the needs of one or a small number of investors. The instrument may consist of a warrant, an option, or a forward contract embedded in a note or any of a wide variety of debt, equity, and/or currency combinations. Risks of structured products include the inability to close such instruments, rapid changes in the market, and defaults by other parties. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured products include: Credit Risk, Liquidity Risk, and Management Risk.

Variable- or Floating-Rate Securities
The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes.

Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk and Management Risk.

Warrants
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Management Risk and Market Risk.


When-Issued Securities and Forward Commitments
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date, and the risk that security will not be issued as anticipated. If the security is not issued as anticipated, the Fund may lose the opportunity to obtain a price and yield considered to be advantageous.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk and Management Risk.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See the appendix for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero-coupon, step-coupon, and pay-in-kind securities include: Credit Risk, Interest Rate Risk, and Management Risk.

Security Transactions


Subject to policies set by the board, AEFC is authorized to determine, consistent with the Fund's investment goal and policies, which securities will be purchased, held, or sold. The description of policies and procedures in this section also applies to any Fund subadviser. In determining where the buy and sell orders are to be placed, AEFC has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the board. In selecting broker-dealers to execute transactions, AEFC may consider the price of the security, including commission or mark-up, the size and difficulty of the order, the reliability, integrity, financial soundness, and general operation and execution capabilities of the broker, the broker's expertise in particular markets, and research services provided by the broker.

The Fund, AEFC, any subadviser and American Express Financial Advisors Inc. (the Distributor) each have a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the Fund.


The Fund's securities may be traded on a principal rather than an agency basis. In other words, AEFC will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. AEFC does not pay the dealer commissions. Instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The board has adopted a policy authorizing AEFC to do so to the extent authorized by law, if AEFC determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or AEFC's overall responsibilities with respect to the Fund and the other American Express mutual funds for which it acts as investment manager.

Research provided by brokers supplements AEFC's own research activities. Such services include economic data on, and analysis of, U.S. and foreign economies; information on specific industries; information about specific companies, including earnings estimates; purchase recommendations for stocks and bonds; portfolio strategy services; political, economic, business, and industry trend assessments; historical statistical information; market data services providing information on specific issues and prices; and technical analysis of various aspects of the securities markets, including technical charts. Research services may take the form of written reports, computer software, or personal contact by telephone or at seminars or other meetings. AEFC has obtained, and in the future may obtain, computer hardware from brokers, including but not limited to personal computers that will be used exclusively for investment decision-making purposes, which include the research, portfolio management, and trading functions and other services to the extent permitted under an interpretation by the SEC.

When paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge, AEFC must follow procedures authorized by the board. To date, three procedures have been authorized. One procedure permits AEFC to direct an order to buy or sell a security traded on a national securities exchange to a specific broker for research services it has provided. The second procedure permits AEFC, in order to obtain research, to direct an order on an agency basis to buy or sell a security traded in the over-the-counter market to a firm that does not make a market in that security. The commission paid generally includes compensation for research services. The third procedure permits AEFC, in order to obtain research and brokerage services, to cause the Fund to pay a commission in excess of the amount another broker might have charged. AEFC has advised the Fund that it is necessary to do business with a number of brokerage firms on a continuing basis to obtain such services as the handling of large orders, the willingness of a broker to risk its own money by taking a position in a security, and the specialized handling of a particular group of securities that only certain brokers may be able to offer. As a result of this arrangement, some portfolio transactions may not be effected at the lowest commission, but AEFC believes it may obtain better overall execution. AEFC has represented that under all three procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services performed or research provided.

All other transactions will be placed on the basis of obtaining the best available price and the most favorable execution. In so doing, if in the professional opinion of the person responsible for selecting the broker or dealer, several firms can execute the transaction on the same basis, consideration will be given by such person to those firms offering research services. Such services may be used by AEFC in providing advice to all American Express mutual funds even though it is not possible to relate the benefits to any particular fund.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------


Each investment decision made for the Fund is made independently from any decision made for another portfolio, fund, or other account advised by AEFC or any of its subsidiaries. When the Fund buys or sells the same security as another portfolio, fund, or account, AEFC carries out the purchase or sale in a way the Fund agrees in advance is fair. Although sharing in large transactions may adversely affect the price or volume purchased or sold by the Fund, the Fund hopes to gain an overall advantage in execution. On occasion, the Fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.


On a periodic basis, AEFC makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions. The review evaluates execution, operational efficiency, and research services.


The Fund paid total brokerage commissions of $1,885 for fiscal year ended June 30, 2001, $1,960 for fiscal year 2000, and $2,178 for fiscal year 1999.
Substantially all firms through whom transactions were executed provide research services.

No transactions were directed to brokers because of research services they provided to the Fund.

As of the end of the most recent fiscal year, the Fund held no securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities.

The portfolio turnover rate was 4% in the most recent fiscal year, and 9% in the year before.


Brokerage Commissions Paid to Brokers Affiliated with American Express Financial Corporation

Affiliates of American Express Company (of which AEFC is a wholly-owned subsidiary) may engage in brokerage and other securities transactions on behalf of the Fund according to procedures adopted by the board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. AEFC will use an American Express affiliate only if (i) AEFC determines that the Fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the Fund and (ii) the affiliate charges the Fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.


No brokerage commissions were paid to brokers affiliated with AEFC for the three most recent fiscal years.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Performance Information

The Fund may quote various performance figures to illustrate past performance. Average annual total return and current yield quotations, if applicable, used by the Fund are based on standardized methods of computing performance as required by the SEC. An explanation of the methods used by the Fund to compute performance follows below.

AVERAGE ANNUAL TOTAL RETURN
The Fund may calculate average annual total return for a class for certain periods by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                         P(1+T)(to the power of n) = ERV

where:       P = a hypothetical initial payment of $1,000
             T = average annual total return
             n = number of years
           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)

AGGREGATE TOTAL RETURN
The Fund may calculate aggregate total return for a class for certain periods representing the cumulative change in the value of an investment in the Fund over a specified period of time according to the following formula:

                                     ERV - P
                                    --------
                                       P

where:       P = a hypothetical initial payment of $1,000
           ERV = ending redeemable value of a hypothetical $1,000 payment, made at the beginning of a period, at the end of the period (or fractional portion thereof)


ANNUALIZED YIELD
The Fund may calculate an annualized yield for a class by dividing the net investment income per share deemed earned during a 30-day period by the public offering price per share (including the maximum sales charge) on the last day of the period and annualizing the results.


Yield is calculated according to the following formula:

                  Yield = 2[(a - b + 1)(to the power of 6) - 1]
                             -----
                              cd

where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period  that were  entitled  to  receive  dividends
             d = the maximum  offering  price  per  share  on the last day of the period


The Fund's annualized yield was 3.18% for Class A, 2.59% for Class B, 2.60 % for Class C and 3.55% for Class Y for the 30-day period ended June 29, 2001.


DISTRIBUTION YIELD
Distribution yield is calculated according to the following formula:

                  D divided by POP(to the power of F) equals DY
                 ---           ---
                 30            30

where:       D = sum of dividends for 30-day period
           POP = sum of public offering price for 30-day period
             F = annualizing factor
            DY = distribution yield


The Fund's distribution yield was 4.37% for Class A, 3.84% for Class B, 3.86% for Class C and 4.79% for Class Y for the 30-day period ended June 29, 2001.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------


TAX-EQUIVALENT YIELD
Tax-equivalent yield is calculated by dividing that portion of the yield (as calculated above) which is tax-exempt by one minus a stated income tax rate and adding the result to that portion, if any, of the yield that is not tax-exempt. The following table shows the fund's tax equivalent yield, based on federal but not state tax rates, for the 30-day period ended June 29, 2001.

Marginal
Income Tax                    Tax-Equivalent
Bracket                     Distribution Yield         Annualized Yield

Class A
   15.0%                           5.14%                     3.74%
   28.0%                           6.07%                     4.42%
   31.0%                           6.33%                     4.61%
   36.0%                           6.83%                     4.97%
   39.6%                           7.24%                     5.26%

Class B
   15.0%                           4.52%                     3.05%
   28.0%                           5.33%                     3.60%
   31.0%                           5.57%                     3.75%
   36.0%                           6.00%                     4.05%
   39.6%                           6.36%                     4.29%

Class C
   15.0%                           4.54%                     3.06%
   28.0%                           5.36%                     3.61%
   31.0%                           5.59%                     3.77%
   36.0%                           6.03%                     4.06%
   39.6%                           6.39%                     4.30%

Class Y
   15.0%                           5.64%                     4.18%
   28.0%                           6.65%                     4.93%
   31.0%                           6.94%                     5.14%
   36.0%                           7.48%                     5.55%
   39.6%                           7.93%                     5.88%


In its sales material and other communications, the Fund may quote, compare or refer to rankings, yields, or returns as published by independent statistical services or publishers and publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Shearson Lehman Aggregate Bond Index, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal, and Wiesenberger Investment Companies Service. The Fund also may compare its performance to a wide variety of indexes or averages. There are similarities and differences between the investments that the Fund may purchase and the investments measured by the indexes or averages and the composition of the indexes or averages will differ from that of the Fund.

Ibbotson Associates provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI) and combinations of various capital markets. The performance of these capital markets is based on the returns of different indexes. The Fund may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios.

The Fund may quote various measures of volatility in advertising. Measures of volatility seek to compare a fund's historical share price fluctuations or returns to those of a benchmark.

The Distributor may provide information designed to help individuals understand their investment goals and explore various financial strategies. Materials may include discussions of asset allocation, retirement investing, brokerage products and services, model portfolios, saving for college or other goals, and charitable giving.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Valuing Fund Shares

As of the end of the most recent fiscal year, the computation looked like this:


           Net assets                     Shares outstanding        Net asset value of one share
Class A    $386,616,639      divided by       70,528,752        equals         $5.48
Class B      55,679,606                       10,157,302                        5.48
Class C       1,910,890                          348,097                        5.49
Class Y           1,410                              258                        5.47


In determining net assets before shareholder transactions, the Fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

o Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

o Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

o Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.
o Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.
o Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.
o Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current rate of exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures decided upon in good faith by the board.
o Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.
o Securities without a readily available market price and other assets are valued at fair value as determined in good faith by the board. The board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

Investing in the Fund

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the CDSC and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of the Fund.


SALES CHARGE
Shares of the Fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C and Class Y, there is no initial sales charge so the public offering price is the same as the NAV. Using the sales charge schedule in the table below, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal year, was determined by dividing the NAV of one share, $5.48, by 0.9525 (1.00 - 0.0475) for a maximum 4.75% sales charge for a public offering price of $5.75. The sales charge is paid to the Distributor by the person buying the shares.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Class A -- Calculation of the Sales Charge Sales charges are determined as follows:

Amount of Investment                    Sales charge as a percentage of :


Total Market Value               Public Offering Price     Net Amount Invested
Up to $49,999                           4.75%                   4.99%

$50,000 - $99,999                       4.50                    4.71
$100,000 - $249,999                     3.75                    3.90
$250,000 - $499,999                     2.50                    2.56
$500,000 - $999,999                     2.00*                   2.04*
$1,000,000 or more                      0.00                    0.00


* The sales charge will be waived until Dec. 31, 2001.


The initial sales charge is waived for certain qualified plans. Participants in these qualified plans may be subject to a deferred sales charge on certain redemptions. The Fund will waive the deferred sales charge on certain redemptions if the redemption is a result of a participant's death, disability, retirement, attaining age 59 1/2, loans, or hardship withdrawals. The deferred sales charge varies depending on the number of participants in the qualified plan and total plan assets as follows:

Deferred Sales Charge
                                                Number of Participants
Total Plan Assets                               1-99              100 or more
Less than $1 million                             4%                   0%
$1 million or more                               0%                   0%

Class A -- Reducing the Sales Charge
The market value of your investments in the Fund determines your sales charge. For example, suppose you have made an investment that now has a value of $20,000 and you later decide to invest $40,000 more. The value of your investments would be $60,000. As a result, your $40,000 investment qualifies for the lower 4.50% sales charge that applies to investments of more than $50,000 and up to $100,000.


Class A -- Letter of Intent (LOI)
If you intend to invest more than $50,000 over a period of time, you can reduce the sales charge in Class A by filing a LOI and committing to invest a certain amount. The agreement can start at any time and you will have up to 13 months to fulfill your commitment. The LOI start date can be backdated by up to 90 days. Your holdings in American Express funds acquired more than 90 days before receipt of your signed LOI in the home office will not be counted towards the completion of the LOI. Your investments will be charged the sales charge that applies to the amount you have committed to invest. Five percent of the commitment amount will be placed in escrow. If your commitment amount is reached within the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by the total value of the new investment combined with the market value of the existing American Express mutual fund investments. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of American Express funds other than Class A; purchases in American Express funds held within a wrap product; and purchases of AXP Cash Management Fund and AXP Tax-Free Money Fund unless they are subsequently exchanged to Class A shares of an American Express mutual fund within the 13 month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares in an American Express brokerage account or through a third party, you must inform the Distributor about the LOI when placing any purchase orders during the period of the LOI.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Class Y Shares
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC and are not subject to a distribution fee. The following investors are eligible to purchase Class Y shares:

o  Qualified employee benefit plans* if the plan:
   -- uses a daily transfer recordkeeping service offering participants daily access to American Express mutual funds and has -- at least $10 million in plan assets or -- 500 or more participants; or
   -- does not use daily transfer recordkeeping and has -- at least $3 million invested in American Express mutual funds or -- 500 or more participants.

o Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.* These institutions must have at least $10 million in American Express mutual funds.
o Nonqualified deferred compensation plans* whose participants are included in a qualified employee benefit described above.

o State sponsored college savings plans established under Section 529 of the Internal Revenue Code.


* Eligibility must be determined in advance. To do so, contact your financial advisor.

SYSTEMATIC INVESTMENT PROGRAMS
After you make your initial investment of $100 or more, you must make additional payments of $100 or more on at least a monthly basis until your balance reaches $2,000. These minimums do not apply to all systematic investment programs. You decide how often to make payments -- monthly, quarterly, or semiannually. You are not obligated to make any payments. You can omit payments or discontinue the investment program altogether. The Fund also can change the program or end it at any time.

AUTOMATIC DIRECTED DIVIDENDS
Dividends, including capital gain distributions, paid by another American Express mutual fund may be used to automatically purchase shares in the same class of this Fund. Dividends may be directed to existing accounts only. Dividends declared by a fund are exchanged to this Fund the following day. Dividends can be exchanged into the same class of another American Express mutual fund but cannot be split to make purchases in two or more funds. Automatic directed dividends are available between accounts of any ownership except:

o Between a non-custodial account and an IRA, or 401(k) plan account or other qualified retirement account of which American Express Trust Company acts as custodian;
o Between two American Express Trust Company custodial accounts with different owners (for example, you may not exchange dividends from your IRA to the IRA of your spouse); and
o Between different kinds of custodial accounts with the same ownership (for example, you may not exchange dividends from your IRA to your 401(k) plan account, although you may exchange dividends from one IRA to another IRA).

Dividends may be directed from accounts established under the Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) only into other UGMA or UTMA accounts with identical ownership.

The Fund's investment goal is described in its prospectus along with other information, including fees and expense ratios. Before exchanging dividends into another fund, you should read that fund's prospectus. You will receive a confirmation that the automatic directed dividend service has been set up for your account.

REJECTION OF BUSINESS
The Fund or AECSC reserves the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the prospectus.

During an emergency, the board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or
o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or
o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Pay-out Plans

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you are redeeming a tax-qualified plan account for which American Express Trust Company acts as custodian, you can elect to receive your dividends and other distributions in cash when permitted by law. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of the Fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.


To start any of these plans, please consult your selling agent or write American Express Client Service Corporation, 70100 AXP Financial Center, Minneapolis, MN 55474, or call (800) 437-3133. Your authorization must be received at least five days before the date you want your payments to begin. The initial payment must be at least $50. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.


The following pay-out plans are designed to take care of the needs of most shareholders in a way AEFC can handle efficiently and at a reasonable cost. If you need a more irregular schedule of payments, it may be necessary for you to make a series of individual redemptions, in which case you will have to send in a separate redemption request for each pay-out. The Fund reserves the right to change or stop any pay-out plan and to stop making such plans available.

Plan #1: Pay-out for a fixed period of time
If you choose this plan, a varying number of shares will be redeemed at regular intervals during the time period you choose. This plan is designed to end in complete redemption of all shares in your account by the end of the fixed period.

Plan #2: Redemption of a fixed number of shares
If you choose this plan, a fixed number of shares will be redeemed for each payment and that amount will be sent to you. The length of time these payments continue is based on the number of shares in your account.

Plan #3: Redemption of a fixed dollar amount
If you decide on a fixed dollar amount, whatever number of shares is necessary to make the payment will be redeemed in regular installments until the account is closed.

Plan #4: Redemption of a percentage of net asset value
Payments are made based on a fixed percentage of the net asset value of the shares in the account computed on the day of each payment. Percentages range from 0.25% to 0.75%. For example, if you are on this plan and arrange to take 0.5% each month, you will get $50 if the value of your account is $10,000 on the payment date.


Capital Loss Carryover

For federal income tax purposes, the Fund had total capital loss carryovers of $4,811,236 at the end of the most recent fiscal year, that if not offset by subsequent capital gains will expire as follows:

            2008              2009             2010
         $1,658,330        $1,293,227       $1,859,679

It is unlikely that the board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Taxes

If you buy shares in the Fund and then exchange into another fund, it is considered a redemption and subsequent purchase of shares. Under the tax laws, if this exchange is done within 91 days, any sales charge waived on Class A shares on a subsequent purchase of shares applies to the new shares acquired in the exchange. Therefore, you cannot create a tax loss or reduce a tax gain attributable to the sales charge when exchanging shares within 91 days.

For example:
You purchase 100 shares of one fund having a public offering price of $10.00 per share. With a sales load of 4.75%, you pay $47.50 in sales load. With a NAV of $9.525 per share, the value of your investment is $952.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.525, and purchase into a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $47.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $147.50 gain ($1,100.00 - $952.50). You can include the $47.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

If you have a nonqualified investment in the Fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the Fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged plus the amount of the initial sales charge applied to the amount exchanged exceeds annual contribution limitations. For example: If you were to exchange $2,000 in Class A shares from a nonqualified account to an IRA without considering the 4.75% ($95) initial sales charge applicable to that $2,000, you may be deemed to have exceeded current IRA annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

All distributions of net investment income during the year will have the same percentage designated as tax-exempt. This annual percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long they owned their shares. Short-term capital gains earned by the Fund are paid to shareholders as part of their ordinary income dividend and are taxable.

Under federal tax law, by the end of a calendar year the Fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The Fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The Fund intends to comply with federal tax law and avoid any excise tax.


The Internal Revenue Code imposes two asset diversification rules that apply to the Fund as of the close of each quarter. First, as to 50% of its holdings, the Fund may hold no more than 5% of its assets in securities of one issuer and no more than 10% of any one issuer's outstanding voting securities. Second, the Fund cannot have more than 25% of its assets in any one issuer.


This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to Fund distributions.

Agreements

INVESTMENT MANAGEMENT SERVICES AGREEMENT
AEFC, a wholly-owned subsidiary of American Express Company, is the investment manager for the Fund. Under the Investment Management Services Agreement, AEFC, subject to the policies set by the board, provides investment management services.

For its services, AEFC is paid a fee based on the following schedule. Each class of the Fund pays its proportionate share of the fee.


Assets                                                  Annual rate at
(billions)                                             each asset level


First  $1.0                                                  0.450%
Next    1.0                                                  0.425
Next    1.0                                                  0.400
Next    3.0                                                  0.375
Over    6.0                                                  0.350


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.450% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------


The management fee is paid monthly. Under the agreement, the total amount paid was $1,919,763 for fiscal year 2001, $2,051,734 for fiscal year 2000, and $2,290,350 for fiscal year 1999.

Under the agreement, the Fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees; audit and certain legal fees; fidelity bond premiums; registration fees for shares; office expenses; postage of confirmations except purchase confirmations; consultants' fees; compensation of board members, officers and employees; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; and expenses properly payable by the Fund, approved by the board. Under the agreement, nonadvisory expenses, net of earnings credits, paid by the Fund were $123,045 for fiscal year 2001, $93,982 for fiscal year 2000, and $187,225 for fiscal year 1999.


ADMINISTRATIVE SERVICES AGREEMENT
The Fund has an Administrative Services Agreement with AEFC. Under this agreement, the Fund pays AEFC for providing administration and accounting services. The fee is calculated as follows:

Assets                                                  Annual rate at
(billions)                                             each asset level

First  $1.0                                                  0.040%
Next    1.0                                                  0.035
Next    1.0                                                  0.030
Next    3.0                                                  0.025
Over    6.0                                                  0.020


On the last day of the most recent fiscal year, the daily rate applied to the Fund's net assets was equal to 0.040% on an annual basis. The fee is calculated for each calendar day on the basis of net assets as of the close of business two business days prior to the day for which the calculation is made. Under the agreement, the Fund paid fees of $175,849 for fiscal year 2001, $179,492 for fiscal year 2000, and $210,787 for fiscal year 1999.

Third parties with which AEFC contracts to provide services for the Fund or its shareholders may pay a fee to AEFC to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the Fund.


TRANSFER AGENCY AGREEMENT
The Fund has a Transfer Agency Agreement with American Express Client Service Corporation (AECSC). This agreement governs AECSC's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, AECSC will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The rate for Class A is $19.50 per year, for Class B is $20.50 per year, for Class C is $20 per year and for Class Y is $17.50 per year. The fees paid to AECSC may be changed by the board without shareholder approval.


DISTRIBUTION AGREEMENT
American Express Financial Advisors Inc. is the Fund's principal underwriter (the Distributor). The Fund's shares are offered on a continuous basis.

Under a Distribution Agreement, sales charges deducted for distributing Fund shares are paid to the Distributor daily. These charges amounted to $573,238 for fiscal year 2001. After paying commissions to personal financial advisors, and other expenses, the amount retained was $86,397. The amounts were $699,356 and $181,449 for fiscal year 2000, and $1,237,213 and $(55,813) for fiscal year 1999.


Part of the sales charge may be paid to selling dealers who have agreements with the Distributor. The Distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

SHAREHOLDER SERVICE AGREEMENT
With respect to Class Y shares, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of average daily net assets.

PLAN AND AGREEMENT OF DISTRIBUTION
For Class A, Class B and Class C shares, to help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, the Fund and the Distributor entered into a Plan and Agreement of Distribution (Plan) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays a fee up to actual expenses incurred at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares. Each class has exclusive

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material change to expenses charged under the Class A plan.

Expenses covered under this Plan include sales commissions; business, employee and financial advisor expenses charged to distribution of Class A, Class B and Class C shares; and overhead appropriately allocated to the sale of Class A, Class B and Class C shares. These expenses also include costs of providing personal service to shareholders. A substantial portion of the costs are not specifically identified to any one of the American Express mutual funds.


The Plan must be approved annually by the board, including a majority of the disinterested board members, if it is to continue for more than a year. At least quarterly, the board must review written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of board members who are not interested persons of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the Distributor. The Plan (or any agreement related to it) will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the board members, including a majority of the board members who are not interested persons of the Fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested board members is the responsibility of the other disinterested board members. No board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement. For the most recent fiscal year, the Fund paid fees of $938,793 for Class A shares, $505,958 for Class B shares and $4,999 for Class C shares. The fee is not allocated to any one service (such as advertising, payments to underwriters, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.


CUSTODIAN AGREEMENT
The Fund's securities and cash are held by U.S. Bank National  Association,  180
E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the Fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

Organizational Information

The Fund is an open-end management investment company. The Fund headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES
The shares of the Fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of that Fund.

VOTING RIGHTS
As a shareholder in the Fund, you have voting rights over the Fund's management and fundamental policies. You are entitled to one vote for each share you own. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of board members. This means that you have as many votes as the number of shares you own, including fractional shares, multiplied by the number of members to be elected.

DIVIDEND RIGHTS
Dividends paid by the Fund, if any, with respect to each class of shares, if applicable, will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

AMERICAN EXPRESS FINANCIAL CORPORATION
AEFC has been a provider of financial services since 1894. Its family of companies offers not only mutual funds but also insurance, annuities, investment certificates and a broad range of financial management services.


In addition to managing assets of more than $85 billion for the American Express Funds, AEFC manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets owned and managed as of the end of the most recent fiscal year were more than $228 billion.

The Distributor serves individuals and businesses through its nationwide network of more than 600 supervisory offices, more than 3,800 branch offices and more than 9,700 financial advisors.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------


FUND HISTORY TABLE FOR ALL PUBLICLY OFFERED AMERICAN EXPRESS FUNDS*

                                               Date of               Form of            State of           Fiscal
Fund                                        Organization          Organization        Organization        Year End    Diversified
AXP Bond Fund, Inc.                      6/27/74, 6/31/86***     Corporation             NV/MN                8/31         Yes
AXP California Tax-Exempt Trust               4/7/86             Business Trust****         MA                6/30
   AXP California Tax-Exempt Fund                                                                                           No
AXP Discovery Fund, Inc.                 4/29/81, 6/13/86***     Corporation             NV/MN                7/31         Yes
AXP Equity Select Fund, Inc.**           3/18/57, 6/13/86***     Corporation             NV/MN               11/30         Yes
AXP Extra Income Fund, Inc.                  8/17/83             Corporation                MN                5/31         Yes
AXP Federal Income Fund, Inc.                3/12/85             Corporation                MN                5/31         Yes
AXP Global Series, Inc.                     10/28/88             Corporation                MN               10/31
   AXP Emerging Markets Fund                                                                                               Yes
   AXP Global Balanced Fund                                                                                                Yes
   AXP Global Bond Fund                                                                                                     No
   AXP Global Growth Fund                                                                                                  Yes
   AXP Innovations Fund                                                                                                    Yes
AXP Growth Series, Inc.                  5/21/70, 6/13/86***     Corporation             NV/MN                7/31
   AXP Growth Fund                                                                                                         Yes
   AXP Research Opportunities Fund                                                                                         Yes
AXP High Yield Tax-Exempt Fund, Inc.    12/21/78, 6/13/86***     Corporation             NV/MN               11/30         Yes
AXP International Fund, Inc.                 7/18/84             Corporation                MN               10/31
   AXP European Equity Fund                                                                                                 No
   AXP International Fund                                                                                                  Yes
AXP Investment Series, Inc.              1/18/40, 6/13/86***     Corporation             NV/MN                9/30
   AXP Diversified Equity Income Fund                                                                                      Yes
   AXP Mutual                                                                                                              Yes
AXP Managed Series, Inc.                     10/9/84             Corporation                MN                9/30
   AXP Managed Allocation Fund                                                                                             Yes
AXP Market Advantage Series, Inc.            8/25/89             Corporation                MN                1/31
   AXP Blue Chip Advantage Fund                                                                                            Yes
   AXP International Equity Index Fund                                                                                      No
   AXP Mid Cap Index Fund                                                                                                   No
   AXP Nasdaq 100 Index Fund                                                                                                No
   AXP S&P 500 Index Fund                                                                                                   No
   AXP Small Company Index Fund                                                                                            Yes
   AXP Total Stock Market Index Fund                                                                                        No
AXP Money Market Series, Inc.            8/22/75, 6/13/86***     Corporation             NV/MN                7/31
   AXP Cash Management Fund                                                                                                Yes
AXP New Dimensions Fund, Inc.            2/20/68, 6/13/86***     Corporation             NV/MN                7/31
   AXP Growth Dimensions Fund                                                                                              Yes
   AXP New Dimensions Fund                                                                                                 Yes
AXP Precious Metals Fund, Inc.               10/5/84             Corporation                MN                3/31          No
AXP Progressive Fund, Inc.               4/23/68, 6/13/86***     Corporation             NV/MN                9/30         Yes
AXP Selective Fund, Inc.                 2/10/45, 6/13/86***     Corporation             NV/MN                5/31         Yes
AXP Stock Fund, Inc.                     2/10/45, 6/13/86***     Corporation             NV/MN                9/30         Yes


                                               Date of               Form of            State of           Fiscal
Fund                                        Organization          Organization        Organization        Year End    Diversified

AXP Partners International Series, Inc.      5/19/01             Corporation                MN               10/31
   AXP Partners International
   Aggressive Growth Fund                                                                                                  Yes
   AXP Partners International
   Select Value Fund                                                                                                       Yes
AXP Partners Series, Inc.                    3/20/01             Corporation                MN                5/31
   AXP Partners Fundamental Value Fund                                                                                     Yes
   AXP Partners Small Cap Value Fund                                                                                        No
   AXP Partners Value Fund                                                                                                 Yes

AXP Special Tax-Exempt Series Trust           4/7/86           Business Trust****           MA                6/30
   AXP Insured Tax-Exempt Fund                                                                                             Yes
   AXP Massachusetts Tax-Exempt Fund                                                                                        No
   AXP Michigan Tax-Exempt Fund                                                                                             No
   AXP Minnesota Tax-Exempt Fund                                                                                            No
   AXP New York Tax-Exempt Fund                                                                                             No
   AXP Ohio Tax-Exempt Fund                                                                                                 No
AXP Strategy Series, Inc.                    1/24/84             Corporation                MN                3/31
   AXP Equity Value Fund**                                                                                                 Yes
   AXP Focus 20 Fund                                                                                                        No
   AXP Small Cap Advantage Fund                                                                                            Yes
   AXP Small Cap Growth Fund                                                                                               Yes
   AXP Strategy Aggressive Fund**                                                                                          Yes

AXP Tax-Exempt Series, Inc.              9/30/76, 6/13/86***     Corporation             NV/MN               11/30

   AXP Intermediate Tax-Exempt Fund                                                                                        Yes
   AXP Tax-Exempt Bond Fund                                                                                                Yes
AXP Tax-Free Money Fund, Inc.            2/29/80, 6/13/86***     Corporation             NV/MN               12/31         Yes
AXP Utilities Income Fund, Inc.              3/25/88             Corporation                MN                6/30         Yes



   * At the shareholders meeting held on June 16, 1999, shareholders approved the name change from IDS to AXP. In addition to substituting AXP for IDS, the following series changed their names: IDS Growth Fund, Inc. to AXP Growth Series, Inc., IDS Managed Retirement Fund, Inc. to AXP Managed Series, Inc., IDS Strategy Fund, Inc. to AXP Strategy Series, Inc., and IDS Tax-Exempt Bond Fund, Inc. to AXP Tax-Exempt Series, Inc.
  ** At the  shareholders  meeting  held on Nov. 9, 1994,  IDS Equity Plus Fund,
     Inc. changed its name to IDS Equity Select Fund, Inc. At that same time IDS Strategy Aggressive Equity Fund changed its name to IDS Strategy Aggressive Fund, and IDS Strategy Equity Fund changed its name to IDS Equity Value Fund.
 *** Date merged into a Minnesota corporation incorporated on 4/7/86.
**** Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the trust itself is unable to meet its obligations.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------
BOARD MEMBERS AND OFFICERS
--------------------------------------------------------------------------------

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.


The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 68 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

--------------------------------------------------------------------------------
Independent Board Members
--------------------------------------------------------------------------------
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              Memberships
---------------------------------- -------------- ---------------------- -------------------------- ----------------
H. Brewster Atwater, Jr.           Board member   Retired chairman and   Merck & Co., Inc.          Board
4900 IDS Tower                     since 1996     chief executive        (pharmaceuticals)          Effectiveness,
Minneapolis, MN 55402                             officer, General                                  Investment
                                                  Mills, Inc.                                       Review
Born in 1931                                      (consumer foods)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Arne H. Carlson                    Chair of the   Chairman, Board                                   Contracts,
901 S. Marquette Ave.              Board since    Services Corporation                              Executive,
Minneapolis, MN 55402              1999           (provides                                         Investment
                                                  administrative                                    Review, Board
Born in 1934                                      services to boards)                               Effectiveness
                                                  Former Governor of
                                                  Minnesota
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Lynne V. Cheney                    Board member   Distinguished          The Reader's Digest        Joint Audit,
American Enterprise Institute      since 1994     Fellow, AEI            Association Inc.           Contracts
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036

Born in 1941
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Livio D. DeSimone                  Board member   Retired chair of the   Cargill, Incorporated      Joint Audit,
30 Seventh Street                  since 2001     board and chief        (commodity merchants and   Contracts
St. Paul, MN 55101-4901                           executive officer,     processors), Target
                                                  Minnesota Mining and   Corporation (department
Born in 1936                                      Manufacturing (3M)     stores), General Mills,
                                                                         Inc. (consumer foods)
                                                                         and Vulcan Materials
                                                                         Company (construction
                                                                         materials/ chemicals)


---------------------------------- -------------- ---------------------- -------------------------- -----------------
Ira D. Hall                        Board member   Treasurer, Texaco                                 Joint Audit,
Texaco, Inc.                       since 2001     Inc. since 1998.                                  Investment
2000 Westchester Avenue                           Prior to that,                                    Review
White Plains, NY 10650                            director,
                                                  International
Born in 1944                                      Operations IBM Corp.
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Heinz F. Hutter                    Board member   Retired president                                 Board
P.O. Box 2187                      since 1994     and chief operating                               Effectiveness,
Minneapolis, MN 55402                             officer, Cargill,                                 Investment
                                                  Incorporated                                      Review
Born in 1929                                      (commodity merchants
                                                  and processors)
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Anne P. Jones                      Board member   Attorney and           Motorola, Inc.             Joint Audit,
5716 Bent Branch Rd.               since 1985     telecommunications     (electronics).             Board
Bethesda, MD 20816                                consultant                                        Effectiveness

Born in 1935
---------------------------------- -------------- ---------------------- -------------------------- -----------------
William R. Pearce                  Board member   RII Weyerhaeuser                                  Executive,
2050 One Financial Plaza           since 1980     World Timberfund,                                 Investment
Minneapolis, MN 55402                             L.P. (develops                                    Review, Board
                                                  timber resources) -                               Effectiveness
Born in 1927                                      management
                                                  committee; Former
                                                  chair, American
                                                  Express Funds
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Alan K. Simpson                    Board member   Former three-term      Biogen, Inc.               Joint Audit,
1201 Sunshine Ave.                 since 1997     United States          (bio-pharmaceuticals).     Contracts
Cody, WY 82414                                    Senator for Wyoming

Born in 1931
---------------------------------- -------------- ---------------------- -------------------------- -----------------
C. Angus Wurtele                   Board member   Retired chair of the   The Valspar Corporation    Contracts,
Suite 1700                         since 1994     board and chief        (paints), Bemis            Investment
Foshay Tower                                      executive officer,     Corporation (packaging).   Review
Minneapolis, MN 55402                             The Valspar
                                                  Corporation
Born in 1934
---------------------------------- -------------- ---------------------- -------------------------- -----------------

AXP Special Tax-Exempt Series Trust
   AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Board Members Affiliated with American Express Financial Corporation (AEFC)
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
age,                               and length     during past            Other                       Committee
address                            of service     5 years                directorships               memberships
---------------------------------- -------------- ---------------------- --------------------------- -----------------
David R. Hubers                    Board member   Retired chief          Chronimed Inc.
50643 AXP Financial Center         since 1993     executive officer,     (specialty pharmaceutical
Minneapolis, MN 55474                             director and           distribution), RTW Inc.
                                                  chair of the           (manages worker's
Born in 1943                                      board of AEFC          compensation programs),
                                                                         Lawson Software, Inc.
                                                                         (technology based
                                                                         business applications)
---------------------------------- -------------- ---------------------- --------------------------- -----------------
John R. Thomas                     Board member   Senior vice                                        Executive,
50652 AXP Financial Center         since 1987,    president -                                        Investment
Minneapolis, MN 55474              president      information and                                    Review
                                   since 1997     technology of AEFC
Born in 1937
---------------------------------- -------------- ---------------------- --------------------------- -----------------

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, the Fund's other officers are:

---------------------------------- -------------- ---------------------- -------------------------- -----------------
Other Officers
                                   Position
                                   held with      Principal
Name,                              Registrant     occupations
address,                           and length     during past            Other                      Committee
age                                of service     5 years                directorships              memberships
---------------------------------- -------------- ---------------------- -------------------------- -----------------
John M. Knight                     Treasurer      Vice president -
50005 AXP Financial Center         since 1999     investment
Minneapolis, MN 55474                             accounting of AEFC

Born in 1952
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Leslie L. Ogg                      Vice           President of Board
901 S. Marquette Ave.              president,     Services Corporation
Minneapolis, MN 55402              general
                                   counsel, and
Born in 1938                       secretary
                                   since 1978
---------------------------------- -------------- ---------------------- -------------------------- -----------------
Frederick C. Quirsfeld             Vice           Senior vice
53609 AXP Financial Center         president      president - fixed
Minneapolis, MN 55474              since 1998     income of AEFC
Born in 1947
---------------------------------- -------------- ---------------------- -------------------------- -----------------


Compensation for Board Members


During the most recent fiscal year, the independent members of the Fund board, for attending up to 26 meetings, received the following compensation:


Compensation Table
                                                    Total cash compensation from
                              Aggregate               American Express Funds and
Board member           compensation from the Fund   Preferred Master Trust Group


H. Brewster Atwater, Jr.       $1,321                           $138,300
Lynne V. Cheney                   800                             86,883
Livio D. DeSimone                 425                             52,825
Ira D. Hall                       792                             87,925
Heinz F. Hutter                 1,171                            127,850
Anne P. Jones                   1,121                            123,650
William R. Pearce               1,200                            129,850
Alan K. Simpson                   950                            111,300
C. Angus Wurtele                1,121                            123,900


As of 30 days prior to the date of this SAI, the Fund's board members and officers as a group owned less than 1% of the outstanding shares of any class.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------


Principal Holders of Securities

As of 30 days prior to the date of this SAI, Haley Stephens and Lynne S. Kelly of Calhoun, GA held 16.79% of Fund Class C shares, Husted Ranches Inc. of Jackson, MT held 10.68% of Fund Class C shares, Jerry Joe Meyer of Williamsburg, INheld 9.65% of Fund Class C shares, Linda Casalgrandi of Orlando, FL held 9.65% of Fund Class C shares, Roland K. Weber and Charlotte H. Weber of Glen Ellyn, IL held 7.23% of Fund Class C shares, and Ruth C. Pittman and Robert A. Pittman of Salem, VA held 7.22% of Fund Class C shares.

Independent Auditors


The financial statements contained in the Annual Report were audited by independent auditors, KPMG LLP, 4200 Wells Fargo Center, 90 S. Seventh St., Minneapolis, MN 55402-3900. The independent auditors also provide other accounting and tax-related services as requested by the Fund.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

APPENDIX A

DESCRIPTION OF RATINGS
Standard & Poor's Debt Ratings
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

o Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.
o  Nature of and provisions of the obligation.
o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Speculative grade
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.


Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Moody's Long-Term Debt Ratings
Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa -- Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated Ba are judged to have speculative elements--their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM RATINGS

Standard & Poor's Commercial Paper Ratings
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B    Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Standard & Poor's Note Ratings
An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.
SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3   Speculative capacity to pay principal and interest.

Moody's Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

   Issuers rated Prime-l (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-l repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody's & S&P's
Short-Term Muni Bonds and Notes
Short-term municipal bonds and notes are rated by Moody's and by S&P. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

APPENDIX B

INSURED FUND
Insurance
The Fund's entire portfolio of municipal obligations will at all times be fully insured as to the scheduled payment of all installments of principal and interest thereon, except as noted below. This insurance feature minimizes the risks to the Fund and its shareholders associated with any defaults in the municipal obligations owned by the Fund.

Each insured municipal obligation in the Fund's portfolio will be covered by either a mutual fund Portfolio Insurance Policy issued by Financial Guaranty Insurance Company (Financial Guaranty) or a New Issue Insurance Policy obtained by the issuer of the obligation at the time of its original issuance. If a municipal obligation is already covered by a New Issue Insurance Policy then the obligation is not required to be additionally insured under a Portfolio Insurance Policy. A New Issue Insurance Policy may have been written by Financial Guaranty or other insurers. Premiums are paid from the Fund's assets, and will reduce the current yield on its portfolio by the amount thereof. Currently, there are no issuers insured under a Portfolio Insurance Policy.

Both types of policies discussed above insure the scheduled payment of all principal and interest on the municipal obligations as they fall due. The insurance does not guarantee the market value of the municipal obligations nor the value of the shares of the Fund and, except as described above, has no effect on the net asset value or redemption price of the shares of the Fund. The insurance of principal refers to the face or par value of the municipal obligation, and is not affected by the price paid by the Fund or by the market value.

The Fund may purchase municipal obligations on which the payment of interest and principal is guaranteed by an agency or instrumentality of the U.S. government or which are rated Aaa, MIG-1 or Prime-1 by Moody's or AAA, A-1 or SP-1 by S&P, in either case without being required to insure the municipal obligations under the Portfolio Insurance Policy.

New Issue Insurance. The New Issue Insurance Policies, if any, have been obtained by the respective issuers or underwriters of the municipal obligations and all premiums respecting the securities have been paid in advance by the issuers or underwriters. The policies are noncancelable and will continue in force so long as the municipal obligations are outstanding and the respective insurers remain in business. Since New Issue Insurance remains in effect as long as the insured municipal obligations are outstanding, the insurance may have an effect on the resale value of municipal obligations so insured in the Fund's portfolio.

Therefore, New Issue Insurance may be considered to represent an element of market value in regard to municipal obligations thus insured, but the exact effect, if any, of this insurance on market value cannot be estimated. The Fund will acquire municipal obligations subject to New Issue Insurance Policies only where the insurer is rated Aaa by Moody's or AAA by S&P.

Portfolio Insurance. The Portfolio Insurance Policy to be obtained by the Fund from Financial Guaranty will be effective only so long as the Fund is in existence, Financial Guaranty is still in business, and the municipal obligations described in the Portfolio Insurance Policy continue to be held by the Fund. In the event of a sale of any municipal obligation by the Fund or payment prior to maturity, the Portfolio Insurance Policy terminates as to that municipal obligation. Currently, there are no issuers insured under a Portfolio Insurance Policy.

In determining whether to insure any municipal obligation, Financial Guaranty applies its own standards, which are not necessarily the same as the criteria used in regard to the selection of municipal obligations by the Fund's investment adviser. Financial Guaranty's decision is made prior to the Fund's purchase of the municipal obligations. Contracts to purchase municipal obligations are not covered by the Portfolio Insurance Policy although municipal obligations underlying the contracts are covered by this insurance upon their physical delivery to the Fund or its Custodian.

Secondary Market Insurance. The Fund may at any time purchase from Financial Guaranty a secondary market insurance policy (Secondary Market Policy) on any municipal obligation currently covered by the Portfolio Insurance Policy. The coverage and obligation to pay monthly premiums under the Portfolio Insurance Policy would cease with the purchase by the Fund of a Secondary Market Policy.

By purchasing a Secondary Market Policy, the Fund would, upon payment of a single premium, obtain insurance against nonpayment of scheduled principal and interest for the remaining term of the municipal obligation, regardless of whether the Fund then owned the obligation. This insurance coverage would be noncancelable and would continue in force so long as the municipal obligations so insured are outstanding. The purpose of acquiring such a Policy would be to enable the Fund to sell a municipal obligation to a third party as a Aaa/AAA rated insured obligation at a market price higher than what otherwise might be obtainable if the obligation were sold without the insurance coverage. This rating is not automatic, however, and must specifically be requested for each obligation. Any difference between the excess of an obligation's market value as a Aaa/AAA rated security over its market value without this rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the obligation.

Since the Fund has the right to purchase a Secondary Market Policy for an eligible municipal obligation even if the obligation is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell the obligation rather than be obligated to hold it in its portfolio in order to continue the Portfolio Insurance Policy in force.

AXP Special Tax-Exempt Series Trust
         AXP Insured Tax-Exempt Fund
--------------------------------------------------------------------------------

Because coverage under the Portfolio Insurance Policy terminates upon sale of a municipal obligation insured thereunder, the insurance does not have an effect on the resale value of the obligation. Therefore, it is the intention of the Fund to retain any insured municipal obligations which are in default or in significant risk of default, and to place a value on the insurance which will be equal to the difference between the market value of similar obligations which are not in default. Because of this policy, the Fund's investment manager may be unable to manage the Fund's portfolio to the extent that it holds defaulted municipal obligations, which may limit its ability in certain circumstances to purchase other municipal obligations. While a defaulted municipal obligation is held in the Fund's portfolio, the Fund continues to pay the insurance premium but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal obligation comes due. This would not be applicable if the Fund elected to purchase a Secondary Market Policy discussed above with respect to a municipal obligation.

Financial Guaranty Insurance Company. Financial Guaranty is a wholly owned subsidiary of FGIC Corporation (the Corporation), a Delaware holding company. Financial Guaranty, domiciled in the State of New York, commenced its business of providing insurance and financial guaranties for a variety of investment instruments in January 1984. The Corporation is a wholly-owned subsidiary of General Electric Capital Corporation.

In addition to providing insurance for the payment of interest on and principal of municipal bonds and notes held in unit investment trust and mutual fund portfolios, Financial Guaranty provides insurance for new and secondary market issues of municipal bonds and notes and for portions of new and secondary market issues of municipal bonds and notes. Financial Guaranty also guarantees a variety of non-municipal structured obligations, such as mortgage-backed securities. It also is authorized to write surety insurance. Moody's and Standard & Poor's have rated the claims-paying ability of Financial Guaranty Aaa and AAA, respectively.

Financial Guaranty is licensed to provide insurance in 48 states and the District of Columbia. It files reports with state insurance regulatory agencies and is subject to audit and review by these authorities. Financial Guaranty is also subject to regulation by the State of New York Insurance Department. This regulation, however, is no guarantee that Financial Guaranty will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future.

The information about Financial Guaranty contained above has been furnished by the Corporation. No representation is made as to the accuracy or adequacy of this information.

The policy of insurance obtained by the Fund from Financial Guaranty and the agreement and negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. Otherwise, neither Financial Guaranty nor its parent, FGIC Corporation, has any significant relationship, direct or indirect, with the Fund.

Government Securities

The Fund may invest in securities guaranteed by an agency or instrumentality of the United States government. These agencies include Federal National Mortgage Association and Federal Housing Administration (FHA). In the case of a default on a FHA security, the outstanding balance is subject to an assignment fee and interest payments may be delayed. This will reduce the return to the Fund.

S-6327-20 W (8/01)

Independent Auditors' Report
THE BOARD AND SHAREHOLDERS
AXP CALIFORNIA TAX-EXEMPT TRUST
AXP SPECIAL TAX-EXEMPT SERIES TRUST

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of AXP California Tax-Exempt Fund (a fund within AXP California Tax-Exempt Trust) and AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (funds within AXP Special Tax-Exempt Series Trust) as of June 30, 2001, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2001, and the financial highlights for each of the years in the five-year period ended June 30, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP California Tax-Exempt Fund, AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund as of June 30, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
August 3, 2001

--------------------------------------------------------------------------------
26 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Financial Statements
Statements of assets and liabilities

AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

                                                                             California     Massachusetts     Michigan
                                                                             Tax-Exempt      Tax-Exempt      Tax-Exempt
June 30, 2001                                                                   Fund            Fund            Fund

Assets
Investments in securities, at value (Note 1)
   (identified cost $232,904,178, $80,369,995 and $68,933,571)              $248,420,782     $82,359,714    $72,675,394
Cash in bank on demand deposit                                                    69,691          22,510          6,977
Accrued interest receivable                                                    3,531,434       1,657,950      1,062,437
Receivable for investment securities sold                                      4,317,187              --             --
                                                                               ---------             ---            ---
Total assets                                                                 256,339,094      84,040,174     73,744,808
                                                                             -----------      ----------     ----------

Liabilities
Dividends payable to shareholders                                                 88,268          27,532         24,725

Accrued investment management services fee                                         3,299           1,083            948

Accrued distribution fee                                                           2,270             972            642
Accrued transfer agency fee                                                          263             132             94
Accrued administrative services fee                                                  280              92             81
Other accrued expenses                                                            28,811          26,913         36,381
                                                                                  ------          ------         ------
Total liabilities                                                                123,191          56,724         62,871
                                                                                 -------          ------         ------
Net assets applicable to outstanding shares                                 $256,215,903     $83,983,450    $73,681,937
                                                                            ============     ===========    ===========

Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                    $    494,987     $   158,962    $   139,741
Additional paid-in capital                                                   248,712,602      83,258,171     72,229,875
Undistributed (excess of distributions over) net investment income                10,398              (2)            15
Accumulated net realized gain (loss) (Note 6)                                 (8,646,889)     (1,423,400)    (2,429,517)
Unrealized appreciation (depreciation) on investments (Note 5)                15,644,805       1,989,719      3,741,823
                                                                              ----------       ---------      ---------
Total -- representing net assets applicable to outstanding shares           $256,215,903     $83,983,450    $73,681,937
                                                                            ============     ===========    ===========
Net assets applicable to outstanding shares:   Class A                      $231,307,621     $64,752,672    $66,982,257
                                               Class B                      $ 23,816,952     $18,490,629    $ 6,480,055
                                               Class C                      $  1,091,330     $   740,149    $   219,625
Outstanding shares of beneficial interest:     Class A shares                 44,685,006      12,256,160     12,703,629
                                               Class B shares                  4,602,988       3,499,925      1,228,832
                                               Class C shares                    210,695         140,089         41,645
Net asset value per share:                     Class A                      $       5.18     $      5.28    $      5.27
                                               Class B                      $       5.17     $      5.28    $      5.27
                                               Class C                      $       5.18     $      5.28    $      5.27
                                                                            ------------     -----------    -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
26 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of assets and liabilities

AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust


                                                                              Minnesota       New York          Ohio
                                                                             Tax-Exempt      Tax-Exempt      Tax-Exempt
June 30, 2001                                                                   Fund            Fund            Fund
Assets

Investments in securities, at value (Note 1)
   (identified cost $395,770,324, $98,104,546 and $71,701,373)              $405,095,984    $103,704,963    $74,687,367

Cash in bank on demand deposit                                                   197,323          26,095        144,881
Accrued interest receivable                                                    6,701,739       1,632,532        940,752
Receivable for investment securities sold                                        338,521          12,575          6,094
Total assets                                                                 412,333,567     105,376,165     75,779,094
                                                                             -----------     -----------     ----------

Liabilities

Dividends payable to shareholders                                                178,845          35,132         21,825

Payable for investment securities purchased                                           --         338,759             --
Accrued investment management services fee                                         5,196           1,353            975
Accrued distribution fee                                                           3,953           1,059            699
Accrued transfer agency fee                                                          592             151             98
Accrued administrative services fee                                                  429             115             83
Other accrued expenses                                                            45,339          17,766         25,914
                                                                                  ------          ------         ------
Total liabilities                                                                234,354         394,335         49,594
                                                                                 -------         -------         ------
Net assets applicable to outstanding shares                                 $412,099,213    $104,981,830    $75,729,500
                                                                            ============    ============    ===========

Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                    $    801,397    $    205,184    $   143,604
Additional paid-in capital                                                   412,973,934     101,635,979     74,579,623
Undistributed (excess of distributions over) net investment income               100,093             (16)            (1)
Accumulated net realized gain (loss) (Note 6)                                (11,179,933)     (2,467,112)    (1,987,098)
Unrealized appreciation (depreciation) on investments (Note 5)                 9,403,722       5,607,795      2,993,372
                                                                               ---------       ---------      ---------
Total -- representing net assets applicable to outstanding shares           $412,099,213    $104,981,830    $75,729,500
                                                                            ============    ============    ===========
Net assets applicable to outstanding shares:   Class A                      $357,171,329    $ 88,469,657    $66,944,092
                                               Class B                      $ 53,194,945    $ 16,140,120    $ 8,091,928
                                               Class C                      $  1,732,939    $    372,053    $   693,480
Outstanding shares of beneficial interest:     Class A shares                 69,458,878      17,291,139     12,694,446
                                               Class B shares                 10,343,954       3,154,544      1,534,487
                                               Class C shares                    336,830          72,754        131,454
Net asset value per share:                     Class A                      $       5.14    $       5.12    $      5.27
                                               Class B                      $       5.14    $       5.12    $      5.27
                                               Class C                      $       5.14    $       5.11    $      5.28
                                                                            ------------    ------------    -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
27 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of operations

AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

                                                                             California     Massachusetts     Michigan
                                                                             Tax-Exempt      Tax-Exempt      Tax-Exempt
Year ended June 30, 2001                                                        Fund            Fund            Fund

Investment income
Income:
Interest                                                                     $13,906,342      $4,695,182     $4,310,730
                                                                             -----------      ----------     ----------
Expenses (Note 2):
Investment management services fee                                             1,162,687         369,827        336,169
Distribution fee
   Class A                                                                       562,308         154,135        163,461
   Class B                                                                       221,970         164,467         60,565
   Class C                                                                         4,017           5,846            832
Transfer agency fee                                                               84,154          41,575         30,817
Incremental transfer agency fee
   Class A                                                                         8,404           3,796          3,171
   Class B                                                                         1,764           1,414            512
   Class C                                                                            45              13             10
Administrative services fees and expenses                                        110,418          32,247         29,317
Compensation of board members                                                      8,519           8,519          8,519
Custodian fees                                                                    17,522           9,200          8,006
Printing and postage                                                              25,293           8,085          5,878
Registration fees                                                                 44,011          53,901         56,360
Audit fees                                                                        17,500          16,000         16,000
Other                                                                              3,973           8,875          7,697
                                                                                   -----           -----          -----
Total expenses                                                                 2,272,585         877,900        727,314
   Earnings credits on cash balances (Note 2)                                    (47,014)        (22,831)       (16,786)
                                                                                 -------         -------        -------
Total net expenses                                                             2,225,571         855,069        710,528
                                                                               ---------         -------        -------
Investment income (loss) -- net                                               11,680,771       3,840,113      3,600,202
                                                                              ----------       ---------      ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                712,448         124,201        191,171
   Futures contracts                                                          (2,543,196)             --             --
                                                                              ----------             ---            ---
Net realized gain (loss) on investments                                       (1,830,748)        124,201        191,171
Net change in unrealized appreciation (depreciation) on investments            8,710,217       2,441,440      2,276,366
                                                                               ---------       ---------      ---------
Net gain (loss) on investments                                                 6,879,469       2,565,641      2,467,537
                                                                               ---------       ---------      ---------
Net increase (decrease) in net assets resulting from operations              $18,560,240      $6,405,754     $6,067,739
                                                                             ===========      ==========     ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
28 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of operations

AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

                                                                              Minnesota       New York          Ohio
                                                                             Tax-Exempt      Tax-Exempt      Tax-Exempt
Year ended June 30, 2001                                                        Fund            Fund            Fund

Investment income
Income:
Interest                                                                     $24,675,815      $5,814,438     $4,177,028
                                                                             -----------      ----------     ----------
Expenses (Note 2):
Investment management services fee                                             1,809,270         470,866        332,912
Distribution fee
   Class A                                                                       861,815         214,968        158,858
   Class B                                                                       471,780         140,599         71,754
   Class C                                                                         6,846           1,357          1,126
Transfer agency fee                                                              190,640          48,174         30,915
Incremental transfer agency fee
   Class A                                                                        18,803           4,670          3,092
   Class B                                                                         4,382           1,218            647
   Class C                                                                            74              26              9
Administrative services fees and expenses                                        141,349          41,153         28,999
Compensation of board members                                                      8,519           8,519          8,519
Custodian fees                                                                    27,121          11,014          8,010
Printing and postage                                                              44,718           1,728          8,193
Registration fees                                                                 63,120          48,198         42,561
Audit fees                                                                        19,000          17,500         16,000
Other                                                                              8,380           5,200          2,551
                                                                                   -----           -----          -----
Total expenses                                                                 3,675,817       1,015,190        714,146
   Earnings credits on cash balances (Note 2)                                    (52,343)        (10,567)       (15,569)
                                                                                 -------         -------        -------
Total net expenses                                                             3,623,474       1,004,623        698,577
                                                                               ---------       ---------        -------
Investment income (loss) -- net                                               21,052,341       4,809,815      3,478,451
                                                                              ----------       ---------      ---------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                              (335,119)         633,995         45,155
   Futures contracts                                                          (1,608,857)        (72,163)      (162,879)
                                                                              ----------         -------       --------
Net realized gain (loss) on investments                                       (1,943,976)        561,832       (117,724)
Net change in unrealized appreciation (depreciation) on investments           12,884,312       3,325,987      1,999,088
                                                                              ----------       ---------      ---------
Net gain (loss) on investments                                                10,940,336       3,887,819      1,881,364
                                                                              ----------       ---------      ---------
Net increase (decrease) in net assets resulting from operations              $31,992,677      $8,697,634     $5,359,815
                                                                             ===========      ==========     ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
29 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of changes in net assets

AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

                                                             California Tax-Exempt Fund     Massachusetts Tax-Exempt Fund
Year ended June 30,                                              2001           2000            2001            2000

Operations and distributions
Investment income (loss) -- net                              $ 11,680,771   $ 12,519,505    $  3,840,113   $  4,137,360
Net realized gain (loss) on investments                        (1,830,748)    (1,375,667)        124,201       (595,611)
Net change in unrealized appreciation (depreciation)
   on investments                                               8,710,217     (7,129,128)      2,441,440     (3,933,993)
                                                                ---------     ----------       ---------     ----------
Net increase (decrease) in net assets resulting
   from operations                                             18,560,240      4,014,710       6,405,754       (392,244)
                                                               ----------      ---------       ---------       --------
Distributions to shareholders from:
   Net investment income
     Class A                                                  (10,760,792)   (11,607,146)     (3,110,622)    (3,435,437)
     Class B                                                     (893,383)      (912,358)       (705,659)      (743,470)
     Class C                                                      (16,198)            --         (25,202)            --
   Net realized gain
     Class A                                                           --             --              --           (507)
     Class B                                                           --             --              --           (130)
     Class C                                                           --             --              --             --
                                                                      ---            ---             ---            ---
Total distributions                                           (11,670,373)   (12,519,504)     (3,841,483)    (4,179,544)
                                                              -----------    -----------      ----------     ----------

Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                     39,718,956     32,986,509      10,931,282     10,282,330
   Class B shares                                               6,533,410      5,768,913       3,986,974      3,974,341
   Class C shares                                               1,283,535          2,000         401,630        302,203
Reinvestment of distributions at net asset value
   Class A shares                                               7,119,547      7,691,981       2,494,457      2,684,138
   Class B shares                                                 682,053        698,334         547,285        598,328
   Class C shares                                                  12,648             --          25,164             --
Payments for redemptions
   Class A shares                                             (35,050,333)   (65,575,795)    (10,097,344)   (20,313,022)
   Class B shares (Note 2)                                     (4,535,825)    (6,199,583)     (2,202,984)    (4,979,083)
   Class C shares (Note 2)                                       (199,923)            --          (7,584)            --
                                                                 --------            ---          ------            ---
Increase (decrease) in net assets from share transactions      15,564,068    (24,627,641)      6,078,880     (7,450,765)
                                                               ----------    -----------       ---------     ----------
Total increase (decrease) in net assets                        22,453,935    (33,132,435)      8,643,151    (12,022,553)
Net assets at beginning of year                               233,761,968    266,894,403      75,340,299     87,362,852
                                                              -----------    -----------      ----------     ----------
Net assets at end of year                                    $256,215,903   $233,761,968    $ 83,983,450   $ 75,340,299
                                                             ============   ============    ============   ============
Undistributed (excess of distributions over)
   net investment income                                     $     10,398   $         --    $         (2)  $      1,368
                                                             ------------   ------------    ------------   ------------

See accompanying notes to financial statements.

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30 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of changes in net assets

AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

                                                              Michigan Tax-Exempt Fund        Minnesota Tax-Exempt Fund
Year ended June 30,                                              2001           2000            2001            2000

Operations and distributions
Investment income (loss) -- net                              $  3,600,202   $  4,040,334    $ 21,052,341  $  23,150,982
Net realized gain (loss) on investments                           191,171     (1,385,947)     (1,943,976)    (1,007,388)
Net change in unrealized appreciation (depreciation)
   on investments                                               2,276,366     (3,025,369)     12,884,312    (21,736,643)
Net increase (decrease) in net assets resulting
   from operations                                              6,067,739       (370,982)     31,992,677        406,951
                                                                ---------       --------      ----------        -------
Distributions to shareholders from:
   Net investment income
     Class A                                                   (3,327,020)    (3,751,726)    (18,810,469)   (20,827,151)
     Class B                                                     (262,535)      (295,567)     (2,219,057)    (2,212,248)
     Class C                                                       (3,631)            --         (32,460)            --
   Net realized gain
     Class A                                                           --         (4,302)             --             --
     Class B                                                           --           (409)             --             --
                                                                      ---           ----             ---            ---
Total distributions                                            (3,593,186)    (4,052,004)    (21,061,986)   (23,039,399)
                                                               ----------     ----------     -----------    -----------

Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                      8,519,696      9,682,669      72,638,585     64,411,374
   Class B shares                                               1,208,719      1,357,740      12,617,886     12,060,209
   Class C shares                                                 216,679          2,000       1,721,901          2,000
Reinvestment of distributions at net asset value
   Class A shares                                               2,517,943      2,736,240      14,979,095     16,104,962
   Class B shares                                                 198,272        222,111       1,846,453      1,823,682
   Class C shares                                                   1,174             --          28,344             --
Payments for redemptions
   Class A shares                                             (11,731,757)   (19,584,407)    (79,888,353)  (126,213,915)
   Class B shares (Note 2)                                     (1,047,810)    (1,871,092)     (7,009,477)   (12,684,696)
   Class C shares (Note 2)                                             --             --         (29,028)            --
                                                                      ---            ---         -------            ---
Increase (decrease) in net assets from share transactions        (117,084)    (7,454,739)     16,905,406    (44,496,384)
                                                                 --------     ----------      ----------    -----------
Total increase (decrease) in net assets                         2,357,469    (11,877,725)     27,836,097    (67,128,832)
Net assets at beginning of year                                71,324,468     83,202,193     384,263,116    451,391,948
                                                               ----------     ----------     -----------    -----------
Net assets at end of year                                    $ 73,681,937   $ 71,324,468    $412,099,213  $ 384,263,116
                                                             ============   ============    ============  =============
Undistributed (excess of distributions over)
   net investment income                                     $         15   $     (7,001)   $    100,093  $     109,738
                                                             ------------   ------------    ------------  -------------

See accompanying notes to financial statements.

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31 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Statements of changes in net assets

AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

                                                              New York Tax-Exempt Fund          Ohio Tax-Exempt Fund
Year ended June 30,                                              2001           2000            2001            2000

Operations and distributions
Investment income (loss) -- net                              $  4,809,815   $  5,485,609    $  3,478,451   $  3,689,250
Net realized gain (loss) on investments                           561,832       (812,443)       (117,724)      (716,775)
Net change in unrealized appreciation (depreciation)
   on investments                                               3,325,987     (4,393,371)      1,999,088     (2,615,074)
                                                                ---------     ----------       ---------     ----------
Net increase (decrease) in net assets resulting
   from operations                                              8,697,634        279,795       5,359,815        357,401
                                                                ---------        -------       ---------        -------
Distributions to shareholders from:
   Net investment income
     Class A                                                   (4,229,578)    (4,864,876)     (3,170,105)    (3,370,300)
     Class B                                                     (585,710)      (609,708)       (303,547)      (319,979)
     Class C                                                       (5,568)            --          (4,799)            --
                                                                   ------            ---          ------            ---
Total distributions                                            (4,820,856)    (5,474,584)     (3,478,451)    (3,690,279)
                                                               ----------     ----------      ----------     ----------

Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                     10,426,775     11,946,734      13,023,386     11,263,709
   Class B shares                                               4,013,030      4,440,284       2,015,019      1,346,434
   Class C shares                                                 357,049         69,000         686,081          2,000
Reinvestment of distributions at net asset value
   Class A shares                                               3,190,608      3,542,377       2,420,796      2,342,776
   Class B shares                                                 433,889        483,551         231,940        244,089
   Class C shares                                                   3,471             --           4,639             --
Payments for redemptions
   Class A shares                                             (13,763,371)   (28,059,049)    (10,236,659)   (19,406,820)
   Class B shares (Note 2)                                     (2,300,461)    (4,369,115)       (937,170)    (2,438,407)
   Class C shares (Note 2)                                        (61,242)            --              --             --
                                                                  -------            ---             ---            ---
Increase (decrease) in net assets from share transactions       2,299,748    (11,946,218)      7,208,032     (6,646,219)
                                                                ---------    -----------       ---------     ----------
Total increase (decrease) in net assets                         6,176,526    (17,141,007)      9,089,396     (9,979,097)
Net assets at beginning of year                                98,805,304    115,946,311      66,640,104     76,619,201
                                                               ----------    -----------      ----------     ----------
Net assets at end of year                                    $104,981,830   $ 98,805,304    $ 75,729,500   $ 66,640,104
                                                             ============   ============    ============   ============
Undistributed (excess of distributions over)
   net investment income                                     $        (16)  $     11,025    $         (1)  $         (1)
                                                             ------------   ------------    ------------   ------------

See accompanying notes to financial statements.

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32 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Notes to Financial Statements

AXP California Tax-Exempt Trust
AXP Special Tax-Exempt Series Trust

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AXP California Tax-Exempt Trust and AXP Special Tax-Exempt Series Trust were organized as Massachusetts business trusts. AXP California Tax-Exempt Trust includes only AXP California Tax-Exempt Fund. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of individual state tax-exempt funds and one insured national tax-exempt fund, including AXP Massachusetts Tax-Exempt Fund, AXP Michigan Tax-Exempt Fund, AXP Minnesota Tax-Exempt Fund, AXP New York Tax-Exempt Fund and AXP Ohio Tax-Exempt Fund (the Funds). The Funds are non-diversified, open-end management investment companies as defined in the Investment Company Act of 1940 (as amended). Each Fund has unlimited authorized shares of beneficial interest.


Class C shares of the Funds were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased the following shares of capital stock, which represented the following initial capital in each Fund's Class C shares:

Fund                              Number of shares     Initial capital per share
California Tax-Exempt Fund              398                     $5.03
Massachusetts Tax-Exempt Fund           391                      5.11
Michigan Tax-Exempt Fund                393                      5.09
Minnesota Tax-Exempt Fund               400                      5.00
New York Tax-Exempt Fund                407                      4.92
Ohio Tax-Exempt Fund                    390                      5.13


Each Fund's goal is to provide a high level of income generally exempt from federal income tax as well as from the respective state and local income tax. A portion of each Fund's assets may be invested in bonds whose interest is subject to the alternative minimum tax computation. The Funds concentrate their investments in a single state and therefore may have more credit risk related to the economic conditions of the respective state than funds that have a broader geographical diversification.


Each Fund offers Class A, Class B and Class C shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee and incremental transfer agency fee (class specific expenses) differ among classes. Income, expenses (other than class-specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


Each Fund's significant accounting policies are summarized below:


Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sale price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions
To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Funds may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

--------------------------------------------------------------------------------
33 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Funds will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.


Futures transactions
To gain exposure to or protect itself from market changes, the Funds may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Securities purchased on a when-issued basis

Delivery and payment for securities that have been purchased by the Funds on a forward-commitment or when-issued basis can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuation, and they may affect each Fund's net assets the same as owned securities. The Funds designate cash or liquid securities at least equal to the amount of its commitment. As of June 30, 2001, AXP New York Tax-Exempt Fund had entered into outstanding when-issued or forward-commitments of $338,759.


Federal taxes
Each Fund's policy to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.


Dividends to shareholders

Dividends from net investment income, declared daily and paid monthly, are reinvested in additional shares of each Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
34 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
Each Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of each Fund's average daily net assets in reducing percentages from 0.47% to 0.38% annually.


Under an Administrative Services Agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Funds are consultants' fees and fund office expenses. Under this agreement, the Funds also pay taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Funds and approved by the board.


Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. Each Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00


Each Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.25% of each Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.


Sales charges received by the Distributor for distributing the Funds' shares for the year ended June 30, 2001, are as follows:

Fund                                 Class A       Class B      Class C
California Tax-Exempt Fund          $346,450       $26,001       $1,569
Massachusetts Tax-Exempt Fund        124,831        19,367           75
Michigan Tax-Exempt Fund              89,967         8,755           --
Minnesota Tax-Exempt Fund            520,061        42,182           28
New York Tax-Exempt Fund             102,023        22,653          242
Ohio Tax-Exempt Fund                  93,914         9,791           --

During the year ended June 30, 2001, the Funds' custodian and transfer agency fees were reduced as a result of earnings credits from overnight cash balances as follows:

Fund                                                          Reduction
California Tax-Exempt Fund                                      $47,014
Massachusetts Tax-Exempt Fund                                    22,831
Michigan Tax-Exempt Fund                                         16,786
Minnesota Tax-Exempt Fund                                        52,343
New York Tax-Exempt Fund                                         10,567
Ohio Tax-Exempt Fund                                             15,569

3. SECURITIES TRANSACTIONS
For the year ended June 30, 2001, cost of purchases and proceeds from sales (other than short-term obligations) aggregated for each Fund are as follows:

Fund                                             Purchases     Proceeds
California Tax-Exempt Fund                     $25,209,739  $32,816,943
Massachusetts Tax-Exempt Fund                    3,274,618    4,495,486
Michigan Tax-Exempt Fund                         3,009,165    6,513,167
Minnesota Tax-Exempt Fund                       16,002,014   32,047,636
New York Tax-Exempt Fund                        12,132,602   18,510,085
Ohio Tax-Exempt Fund                             4,890,507    2,225,845

Realized gains and losses are determined on an identified cost basis.

--------------------------------------------------------------------------------
35 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

4. SHARE TRANSACTIONS
Transactions in shares of each Fund for the years indicated are as follows:

                                                California Tax-Exempt Fund
                                                 Year ended June 30, 2001
                                         Class A        Class B         Class C
Sold                                   7,659,300      1,263,236         246,520
Issued for reinvested distributions    1,376,078        131,813           2,434
Redeemed                              (6,761,420)      (879,873)        (38,657)
                                      ----------       --------         -------
Net increase (decrease)                2,273,958        515,176         210,297
                                       ---------        -------         -------

                                                 Year ended June 30, 2000
                                         Class A        Class B        Class C*
Sold                                   6,630,939      1,156,809             398
Issued for reinvested distributions    1,545,163        140,357              --
Redeemed                             (13,199,838)    (1,249,749)             --
                                     -----------     ----------             ---
Net increase (decrease)               (5,023,736)        47,417             398
                                      ----------         ------             ---

                                              Massachusetts Tax-Exempt Fund
                                                 Year ended June 30, 2001
                                         Class A        Class B         Class C
Sold                                   2,084,519        761,081          77,464
Issued for reinvested distributions      476,839        104,628           4,807
Redeemed                              (1,929,278)      (422,594)         (1,437)
                                      ----------       --------          ------
Net increase (decrease)                  632,080        443,115          80,834
                                         -------        -------          ------

                                                 Year ended June 30, 2000
                                         Class A        Class B        Class C*
Sold                                   1,990,307        767,970          59,255
Issued for reinvested distributions      522,475        116,483              --
Redeemed                              (3,959,643)      (966,813)             --
                                      ----------       --------          ------
Net increase (decrease)               (1,446,861)       (82,360)         59,255
                                      ----------        -------          ------

                                                 Michigan Tax-Exempt Fund
                                                 Year ended June 30, 2001
                                         Class A        Class B         Class C
Sold                                   1,627,887        230,545          41,029
Issued for reinvested distributions      483,154         38,031             223
Redeemed                              (2,251,346)      (201,446)             --
                                      ----------       --------          ------
Net increase (decrease)                 (140,305)        67,130          41,252
                                        --------         ------          ------

                                                 Year ended June 30, 2000
                                         Class A        Class B        Class C*
Sold                                   1,885,978        262,272             393
Issued for reinvested distributions      533,379         43,272              --
Redeemed                              (3,824,914)      (366,568)             --
                                      ----------       --------             ---
Net increase (decrease)               (1,405,557)       (61,024)            393
                                      ----------        -------             ---

                                                Minnesota Tax-Exempt Fund
                                                 Year ended June 30, 2001
                                         Class A        Class B         Class C
Sold                                  14,211,979      2,466,687         336,562
Issued for reinvested distributions    2,933,370        361,533           5,526
Redeemed                             (15,653,720)    (1,377,164)         (5,658)
                                     -----------     ----------          ------
Net increase (decrease)                1,491,629      1,451,056         336,430
                                       ---------      ---------         -------

                                                 Year ended June 30, 2000
                                         Class A        Class B        Class C*
Sold                                  12,812,025      2,393,608             400
Issued for reinvested distributions    3,206,595        363,460              --
Redeemed                             (25,180,705)    (2,538,499)             --
                                     -----------     ----------             ---
Net increase (decrease)               (9,162,085)       218,569             400
                                      ----------        -------             ---

* Inception date was June 26, 2000.

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36 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

                                                 New York Tax-Exempt Fund
                                                 Year ended June 30, 2001
                                         Class A        Class B         Class C
Sold                                   2,061,413        789,717          70,172
Issued for reinvested distributions      631,197         85,801             680
Redeemed                              (2,729,151)      (456,854)        (12,150)
                                      ----------       --------         -------
Net increase (decrease)                  (36,541)       418,664          58,702
                                         -------        -------          ------

                                                 Year ended June 30, 2000
                                         Class A        Class B        Class C*
Sold                                   2,432,603        901,503          14,052
Issued for reinvested distributions      720,424         98,421              --
Redeemed                              (5,723,434)      (889,429)             --
                                      ----------       --------          ------
Net increase (decrease)               (2,570,407)       110,495          14,052
                                      ----------        -------          ------

                                                  Ohio Tax-Exempt Fund
                                                 Year ended June 30, 2001
                                         Class A        Class B         Class C
Sold                                   2,487,537        385,003         130,184
Issued for reinvested distributions      462,347         44,290             880
Redeemed                              (1,957,754)      (179,453)             --
                                      ----------       --------          ------
Net increase (decrease)                  992,130        249,840         131,064
                                         -------        -------          ------

                                                 Year ended June 30, 2000
                                         Class A        Class B        Class C*
Sold                                   2,204,022        261,911             390
Issued for reinvested distributions      456,700         47,594              --
Redeemed                              (3,796,480)      (474,614)             --
                                      ----------       --------             ---
Net increase (decrease)               (1,135,758)      (165,109)            390
                                      ----------       --------             ---

* Inception date was June 26, 2000.

5. MUNICIPAL INTEREST RATE FUTURES CONTRACTS

Investments in securities as of June 30, 2001, included securities that were valued and pledged as collateral to cover initial margin deposits (see "Summary of significant accounting policies") as follows:


                                         Market value            Open purchase
Fund                                     of collateral         (sale) contracts
California Tax-Exempt Fund                 $627,531                    (270)
Minnesota Tax-Exempt Fund                   537,499                    (250)
New York Tax-Exempt Fund                    125,764                     (15)
Ohio Tax-Exempt Fund                        221,185                     (15)

The market value of the open sale contracts as of June 30, 2001, was as follows:

                                         Market value           Net unrealized
Fund                                      of futures              gain (loss)
California Tax-Exempt Fund              $27,641,250                $128,201
Minnesota Tax-Exempt Fund                25,593,750                  78,062
New York Tax-Exempt Fund                  1,535,625                   7,378
Ohio Tax-Exempt Fund                      1,535,625                   7,378


The Funds maintain, in a segregated account with their custodian, bonds with at least a market value equal to the value of open long futures contracts, if any.


--------------------------------------------------------------------------------
37 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, capital loss carry-overs were as follows as of June 30, 2001:

Fund                                       Carry-over          Expiration date

California Tax-Exempt Fund                 $6,561,937             2007-2010
Massachusetts Tax-Exempt Fund                 899,068             2008-2010
Michigan Tax-Exempt Fund                    1,687,209             2008-2010
Minnesota Tax-Exempt Fund                   7,573,386             2005-2010
New York Tax-Exempt Fund                    2,160,266             2005-2010
Ohio Tax-Exempt Fund                        1,276,710             2005-2010


It is unlikely the board will authorize a distribution of any net realized capital gains for a Fund until the respective capital loss carry-over has been offset or expires.

7. BANK BORROWINGS
Each Fund has a revolving credit agreement with U.S. Bank, N.A., whereby each Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. Each Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables each Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. Each Fund had no borrowings outstanding during the year ended June 30, 2001.

8. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Funds' financial position, results of operations or changes in their net assets.

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating each Fund's results.

AXP California Tax-Exempt Trust
AXP California Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.03        $5.18        $5.35        $5.24        $5.15
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .25          .26          .27          .29          .29
Net gains (losses) (both realized and unrealized)                   .15         (.15)        (.17)         .11          .10
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .40          .11          .10          .40          .39
                                                                    ---          ---          ---          ---          ---

Less distributions:
Dividends from net investment income                               (.25)        (.26)        (.27)        (.29)        (.29)
Distributions from realized gains                                    --           --           --           --         (.01)
                                                                   ----         ----         ----          ---          ---
Total distributions                                                (.25)        (.26)        (.27)        (.29)        (.30)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.18        $5.03        $5.18        $5.35        $5.24
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $231         $213         $246         $239         $232
                                                                   ----         ----         ----         ----         ----
Ratio of expenses to average daily net assets(c)                   .85%         .82%         .79%         .75%         .77%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       4.79%        5.18%        4.97%        5.24%        5.64%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)           11%          18%          16%          15%          14%
                                                                    --           --           --           --           --
Total return(e)                                                   8.00%        2.19%        1.80%        7.72%        7.77%
                                                                  ----         ----         ----         ----         ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
38 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP California Tax-Exempt Trust
AXP California Tax-Exempt Fund

Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.03        $5.18        $5.35        $5.24        $5.15
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .21          .22          .22          .25          .25
Net gains (losses) (both realized and unrealized)                   .14         (.15)        (.17)         .11          .10
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .35          .07          .05          .36          .35
                                                                    ---          ---          ---          ---          ---

Less distributions:
Dividends from net investment income                               (.21)        (.22)        (.22)        (.25)        (.25)
Distributions from realized gains                                    --           --           --           --         (.01)
                                                                    ---          ---          ---          ---          ---
Total distributions                                                (.21)        (.22)        (.22)        (.25)        (.26)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.17        $5.03        $5.18        $5.35        $5.24
                                                                  -----        -----        -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                             $24          $21          $21          $15          $10
                                                                    ---          ---          ---          ---          ---
Ratio of expenses to average daily net assets(c)                  1.60%        1.58%        1.53%        1.50%        1.52%
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       3.99%        4.43%        4.23%        4.50%        4.94%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)           11%          18%          16%          15%          14%
                                                                    --           --           --           --           --
Total return(e)                                                   6.98%        1.44%        1.03%        6.94%        6.95%
                                                                  ----         ----         ----         ----         ----

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                   2001    2000(b)
Net asset value, beginning of period                          $5.03     $5.02
                                                              -----     -----
Income from investment operations:
Net investment income (loss)                                    .21        --
Net gains (losses) (both realized and unrealized)               .15       .01
                                                                ---       ---
Total from investment operations                                .36       .01
                                                                ---       ---

Less distributions:
Dividends from net investment income                           (.21)       --
                                                               ----       ---
Net asset value, end of period                                $5.18     $5.03
                                                              -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                          $1       $--
                                                                 --       ---
Ratio of expenses to average daily net assets(c)              1.60%     1.58%(d)
                                                              ----      ----
Ratio of net investment income (loss)
to average daily net assets                                   4.04%     4.43%(d)
                                                              ----      ----
Portfolio turnover rate (excluding short-term securities)       11%       18%
                                                                --        --
Total return(e)                                               7.20%      .20%
                                                              ----       ---


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
39 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP Massachusetts Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.11        $5.39        $5.56        $5.42        $5.30
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .27          .27          .27          .29          .29
Net gains (losses) (both realized and unrealized)                   .17         (.27)        (.17)         .14          .12
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .44           --          .10          .43          .41
                                                                    ---          ---          ---          ---          ---

Less distributions:
Dividends from net investment income                               (.27)        (.28)        (.27)        (.29)        (.29)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.28        $5.11        $5.39        $5.56        $5.42
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $65          $59          $70          $67          $67
                                                                    ---          ---          ---          ---          ---
Ratio of expenses to average daily net assets(c)                   .95%         .93%         .81%         .82%         .84%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       5.04%        5.28%        4.99%        5.17%        5.32%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%           7%           5%           9%           8%
                                                                     -            -            -            -            -
Total return(e)                                                   8.64%         .04%        1.72%        8.13%        7.81%
                                                                  ----          ---         ----         ----         ----

Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.11        $5.39        $5.56        $5.42        $5.30
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .23          .24          .23          .24          .25
Net gains (losses) (both realized and unrealized)                   .17         (.28)        (.17)         .14          .12
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .40         (.04)         .06          .38          .37
                                                                    ---         ----          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.23)        (.24)        (.23)        (.24)        (.25)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.28        $5.11        $5.39        $5.56        $5.42
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $18          $16          $17          $13           $8
                                                                    ---          ---          ---          ---           --
Ratio of expenses to average daily net assets(c)                  1.70%        1.69%        1.56%        1.57%        1.59%
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       4.28%        4.53%        4.25%        4.43%        4.58%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%           7%           5%           9%           8%
                                                                     -            -            -            -            -
Total return(e)                                                   7.83%        (.71%)        .96%        7.32%        7.00%
                                                                  ----         ----          ---         ----         ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
40 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP Massachusetts Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                  2001     2000(b)
Net asset value, beginning of period                         $5.11      $5.10
                                                             -----      -----
Income from investment operations:
Net investment income (loss)                                   .23         --
Net gains (losses) (both realized and unrealized)              .17        .01
                                                               ---        ---
Total from investment operations                               .40        .01
                                                               ---        ---
Less distributions:
Dividends from net investment income                          (.23)        --
                                                              ----        ---
Net asset value, end of period                               $5.28      $5.11
                                                             -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                         $1        $--
                                                                --        ---
Ratio of expenses to average daily net assets(c)             1.70%      1.69%(d)
                                                             ----       ----
Ratio of net investment income (loss)
to average daily net assets                                  4.30%      4.53%(d)
                                                             ----       ----
Portfolio turnover rate (excluding short-term securities)       4%         7%
                                                                -          -
Total return(e)                                              7.84%       .20%
                                                             ----        ---


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
41 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP Michigan Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.09        $5.38        $5.57        $5.44        $5.36
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .27          .27          .28          .29          .29
Net gains (losses) (both realized and unrealized)                   .18         (.29)        (.17)         .13          .08
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .45         (.02)         .11          .42          .37
                                                                    ---         ----          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.27)        (.27)        (.28)        (.29)        (.29)
Distributions from realized gains                                    --           --         (.02)          --           --
                                                                   ----         ----          ---          ---          ---
Total distributions                                                (.27)        (.27)        (.30)        (.29)        (.29)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.27        $5.09        $5.38        $5.57        $5.44
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $67          $65          $77          $77          $77
                                                                    ---          ---          ---          ---          ---
Ratio of expenses to average daily net assets(c)                   .95%         .89%         .83%         .82%         .81%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       5.09%        5.30%        5.00%        5.19%        5.38%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%          12%          20%          10%          21%
                                                                     -           --           --           --           --
Total return(e)                                                   8.90%        (.14%)       1.92%        7.66%        7.12%
                                                                  ----         ----         ----         ----         ----

Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.09        $5.38        $5.57        $5.44        $5.36
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .23          .23          .24          .25          .25
Net gains (losses) (both realized and unrealized)                   .18         (.29)        (.17)         .13          .08
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .41         (.06)         .07          .38          .33
                                                                    ---         ----          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.23)        (.23)        (.24)        (.25)        (.25)
Distributions from realized gains                                    --           --         (.02)          --           --
                                                                    ---          ---         ----          ---         ----
Total distributions                                                (.23)        (.23)        (.26)        (.25)        (.25)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.27        $5.09        $5.38        $5.57        $5.44
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                              $6           $6           $7           $5           $4
                                                                     --           --           --           --           --
Ratio of expenses to average daily net assets(c)                  1.70%        1.64%        1.59%        1.57%        1.56%
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       4.34%        4.55%        4.25%        4.44%        4.65%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%          12%          20%          10%          21%
                                                                     -           --           --           --           --
Total return(e)                                                   8.09%        (.92%)       1.17%        6.86%        6.32%
                                                                  ----         ----         ----         ----         ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
42 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP Michigan Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                  2001     2000(b)
Net asset value, beginning of period                         $5.09      $5.08
                                                             -----      -----
Income from investment operations:
Net investment income (loss)                                   .22         --
Net gains (losses) (both realized and unrealized)              .18        .01
                                                               ---        ---
Total from investment operations                               .40        .01
                                                               ---        ---
Less distributions:
Dividends from net investment income                          (.22)        --
                                                              ----        ---
Net asset value, end of period                               $5.27      $5.09
                                                             -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                        $--        $--
                                                               ---        ---
Ratio of expenses to average daily net assets(c)             1.70%      1.64%(d)
                                                             ----       ----
Ratio of net investment income (loss)
to average daily net assets                                  4.36%      4.23%(d)
                                                             ----       ----
Portfolio turnover rate (excluding short-term securities)       4%        12%
                                                                -         --
Total return(e)                                              8.02%       .20%
                                                             ----        ---


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
43 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP Minnesota Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.00        $5.26        $5.41        $5.30        $5.20
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .28          .29          .29          .30          .31
Net gains (losses) (both realized and unrealized)                   .14         (.27)        (.15)         .11          .10
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .42          .02          .14          .41          .41
                                                                    ---          ---          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.28)        (.28)        (.29)        (.30)        (.31)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.14        $5.00        $5.26        $5.41        $5.30
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                            $357         $340         $406         $385         $376
                                                                   ----         ----         ----         ----         ----
Ratio of expenses to average daily net assets(c)                   .84%         .82%         .78%         .75%         .75%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       5.45%        5.68%        5.37%        5.61%        5.81%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%          18%          13%           8%          14%
                                                                     -           --           --            -           --
Total return(e)                                                   8.53%         .60%        2.62%        7.96%        8.06%
                                                                  ----          ---         ----         ----         ----

Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.00        $5.26        $5.41        $5.30        $5.20
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .24          .25          .25          .26          .27
Net gains (losses) (both realized and unrealized)                   .14         (.26)        (.15)         .11          .10
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .38         (.01)         .10          .37          .37
                                                                    ---         ----          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.24)        (.25)        (.25)        (.26)        (.27)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.14        $5.00        $5.26        $5.41        $5.30
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $53          $44          $46          $31          $22
                                                                    ---          ---          ---          ---          ---
Ratio of expenses to average daily net assets(c)                  1.60%        1.58%        1.54%        1.50%        1.50%
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       4.70%        4.94%        4.61%        4.86%        5.05%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%          18%          13%           8%          14%
                                                                     -           --           --            -           --
Total return(e)                                                   7.72%        (.16%)       1.85%        7.17%        7.23%
                                                                  ----         ----         ----         ----         ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
44 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP Minnesota Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                 2001     2000(b)
Net asset value, beginning of period                        $5.00      $4.99
                                                            -----      -----
Income from investment operations:
Net investment income (loss)                                  .24         --
Net gains (losses) (both realized and unrealized)             .14        .01
                                                              ---        ---
Total from investment operations                              .38        .01
                                                              ---        ---
Less distributions:
Dividends from net investment income                         (.24)        --
                                                             ----        ---
Net asset value, end of period                              $5.14      $5.00
                                                            -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                        $2        $--
                                                               --        ---
Ratio of expenses to average daily net assets(c)            1.59%      1.58%(d)
                                                            ----       ----
Ratio of net investment income (loss)
to average daily net assets                                 4.74%      4.94%(d)
                                                            ----       ----
Portfolio turnover rate (excluding short-term securities)      4%        18%
                                                               -         --
Total return(e)                                             7.75%       .20%
                                                            ----        ---


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
45 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP New York Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $4.92        $5.15        $5.29        $5.15        $5.06
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .25          .27          .25          .27          .28
Net gains (losses) (both realized and unrealized)                   .20         (.23)        (.14)         .14          .09
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .45          .04          .11          .41          .37
                                                                    ---          ---          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.25)        (.27)        (.25)        (.27)        (.28)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.12        $4.92        $5.15        $5.29        $5.15
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $88          $85         $102         $105         $108
                                                                    ---          ---         ----         ----         ----
Ratio of expenses to average daily net assets(c)                   .91%         .88%         .82%         .79%         .81%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       4.90%        5.27%        4.93%        5.22%        5.55%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)           13%          11%           8%          10%          12%
                                                                    --           --            -           --           --
Total return(e)                                                   9.28%         .77%        2.04%        8.20%        7.60%
                                                                  ----          ---         ----         ----         ----


Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $4.92        $5.15        $5.29        $5.15        $5.06
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .21          .23          .21          .23          .25
Net gains (losses) (both realized and unrealized)                   .20         (.23)        (.14)         .14          .09
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .41           --          .07          .37          .34
                                                                    ---          ---          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.21)        (.23)        (.21)        (.23)        (.25)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.12        $4.92        $5.15        $5.29        $5.15
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $16          $13          $14          $10           $8
                                                                    ---          ---          ---          ---           --
Ratio of expenses to average daily net assets(c)                  1.66%        1.63%        1.57%        1.55%        1.56%
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       4.14%        4.54%        4.20%        4.47%        4.81%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)           13%          11%           8%          10%          12%
                                                                    --           --            -           --           --
Total return(e)                                                   8.47%         .01%        1.28%        7.35%        6.80%
                                                                  ----          ---         ----         ----         ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
46 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP New York Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                  2001    2000(b)
Net asset value, beginning of period                         $4.92     $4.91
                                                             -----     -----
Income from investment operations:
Net investment income (loss)                                   .21        --
Net gains (losses) (both realized and unrealized)              .19       .01
                                                               ---       ---
Total from investment operations                               .40       .01
                                                               ---       ---
Less distributions:
Dividends from net investment income                          (.21)       --
                                                              ----       ---
Net asset value, end of period                               $5.11     $4.92
                                                             -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                        $--       $--
                                                               ---       ---
Ratio of expenses to average daily net assets(c)             1.66%     1.63%(d)
                                                             ----      ----
Ratio of net investment income (loss)
to average daily net assets                                  4.09%     4.54%(d)
                                                             ----      ----
Portfolio turnover rate (excluding short-term securities)      13%       11%
                                                               --        --
Total return(e)                                              8.26%      .20%
                                                             ----       ---


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
47 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP Ohio Tax-Exempt Fund

Class A

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.13        $5.36        $5.50        $5.38        $5.28
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .27          .27          .27          .29          .29
Net gains (losses) (both realized and unrealized)                   .14         (.23)        (.14)         .12          .10
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .41          .04          .13          .41          .39
                                                                    ---          ---          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.27)        (.27)        (.27)        (.29)        (.29)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.27        $5.13        $5.36        $5.50        $5.38
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                             $67          $60          $69          $67          $67
                                                                    ---          ---          ---          ---          ---
Ratio of expenses to average daily net assets(c)                   .93%         .88%         .88%         .83%         .83%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       4.98%        5.31%        5.02%        5.22%        5.46%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            3%          13%           5%          10%           9%
                                                                     -           --            -           --            -
Total return(e)                                                   7.95%         .91%        2.50%        7.79%        7.43%
                                                                  ----          ---         ----         ----         ----


Class B

Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.13        $5.36        $5.50        $5.38        $5.28
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .23          .23          .23          .24          .25
Net gains (losses) (both realized and unrealized)                   .14         (.23)        (.14)         .13          .10
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .37           --          .09          .37          .35
                                                                    ---         ----          ---          ---          ---
Less distributions:
Dividends from net investment income                               (.23)        (.23)        (.23)        (.25)        (.25)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.27        $5.13        $5.36        $5.50        $5.38
                                                                  -----        -----        -----        -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                              $8           $7           $8           $5           $4
                                                                     --           --           --           --           --
Ratio of expenses to average daily net assets(c)                  1.68%        1.64%        1.63%        1.59%        1.59%
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       4.23%        4.55%        4.27%        4.47%        4.74%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            3%          13%           5%          10%           9%
                                                                     -           --            -           --            -
Total return(e)                                                   7.15%         .14%        1.75%        6.98%        6.62%
                                                                  ----          ---         ----         ----         ----

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
48 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Special Tax-Exempt Series Trust
AXP Ohio Tax-Exempt Fund

Class C

Per share income and capital changes(a)
Fiscal period ended June 30,                                  2001      2000(b)
Net asset value, beginning of period                         $5.13      $5.12
                                                             -----      -----
Income from investment operations:
Net investment income (loss)                                   .22         --
Net gains (losses) (both realized and unrealized)              .15        .01
                                                               ---        ---
Total from investment operations                               .37        .01
                                                               ---        ---
Less distributions:
Dividends from net investment income                          (.22)        --
                                                              ----        ---
Net asset value, end of period                               $5.28      $5.13
                                                             -----      -----
Ratios/supplemental data
Net assets, end of period (in millions)                         $1        $--
                                                                --        ---
Ratio of expenses to average daily net assets(c)             1.68%      1.64%(d)
                                                             ----       ----
Ratio of net investment income (loss)
to average daily net assets                                  4.26%      4.55%(d)
                                                             ----       ----
Portfolio turnover rate (excluding short-term securities)       3%        13%
                                                                -         --
Total return(e)                                              7.27%       .20%
                                                             ----        ---


Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d) Adjusted to an annual basis.
(e) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
49 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities
AXP California Tax-Exempt Fund

June 30, 2001
(Percentages represent value of investments compared to net assets)

Municipal bonds (90.0%)
Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

ABAG Financial Authority
     for Nonprofit Corporations
     Certificates of Participation
     International School Series 1996
         05-01-26               7.38%             $2,200,000          $2,342,164
ABAG Financial Authority
     for Nonprofit Corporations
     Revenue Bonds San Diego
     Hospital Association
     Series 2001A
         08-15-20               6.13               1,000,000           1,008,070
Alhambra City Elementary School District
     Los Angeles County Election of 1999
     General Obligation Bonds Zero Coupon
     Series 1999A (FSA Insured)
         09-01-22               5.95               1,055,000(e)          329,002
Alta Loma School District Unlimited Tax
     Capital Appreciation General
     Obligation Bonds
     Zero Coupon Series 1999A (FGIC Insured)
         08-01-23               5.69               2,600,000(e)          765,960
Anaheim Public Financing Authority
     Lease Capital Appreciation Improvement
     Revenue Bonds Zero Coupon Series 1997C
     (FSA Insured)
         09-01-25               5.61               2,170,000(e)          559,079
Anaheim Public Financing Authority
     Revenue Bonds Electric Utilities
     San Juan 2nd Series 1993 (FGIC Insured)
         10-01-22               5.75              11,100,000          11,357,965
Arcade Certificates of Participation
     Water District Revenue Bonds
     Series 1997 (FGIC Insured)
         11-01-27               5.00               1,200,000           1,146,336
Beaumont Financing Authority
     Local Agency Revenue Bonds
     Series 2000A
         09-01-32               7.38               2,000,000           2,080,620
Brea Public Financing Authority
     Water Refunding Bonds
     Series 1998 (FGIC Insured)
         07-01-21               4.75               1,000,000             935,470
Brea Redevelopment Agency
     Tax Allocation Refunding Bonds
     Redevelopment Project AB
     Series 1993 (MBIA Insured)
         08-01-17               5.50               1,800,000           1,831,500
Burbank Redevelopment Agency
     Tax Allocation Bonds
     Golden State Series 1993A
         12-01-23               6.00               2,000,000           2,052,080
Community Development Authority
     Health Facilities Unihealth America
     Certificate of Participation Series 1993
     Inverse Floater (AMBAC Insured)
         10-01-11               7.63               5,000,000(f)        5,906,250
Contra Costa County
     Residential Rent Facility
     Multi-family Housing Revenue Bonds
     Cypress Meadows Series 1998E A.M.T.
         09-01-28               7.00               2,000,000           1,728,420
El Monte Department Public
     Social Services Facility
     Certificates of Participation
     Series 1999 (AMBAC Insured)
         06-01-30               4.75               1,500,000           1,354,005
Encinitas Unified School District
     Unlimited General Obligation Bonds
     Zero Coupon Series 1996 (MBIA Insured)
         08-01-15               5.85               2,500,000(e)        1,216,250
         08-01-16               5.85               1,000,000(e)          454,830
Folsom Special Tax Refunding Bonds
     Community Facilities District #10
     Series 1999
         09-01-24               7.00               3,000,000           3,220,890
Fontana Redevelopment Agency
     Refunding Certificates of Participation
     Police Facility Series 1993
         04-01-16               5.63               4,500,000           4,567,140
Fontana Unified School District
     San Bernardino County General Obligation
     Convertible Capital Appreciation Bonds
     Series 1995C (FGIC Insured)
         05-01-20               6.15               3,470,000           3,749,196
Fontana Unified School District
     Unlimited Tax General Obligation Bonds
     Series1997D (FGIC Insured)
         05-01-22               5.75               2,000,000           2,112,120
Foothill/Eastern Transportation
     Corridor Agency Toll Road
     Senior Lien Revenue Bonds
     Series 1995A
         01-01-34               6.00               1,775,000           1,978,539
Fresno Unified School District Fresno
     County Refunding General Obligation
     Bonds Series 1999C (MBIA Insured)
         08-01-22               5.90               2,000,000           2,222,260
Garden Grove Agency
     Community Development
     Tax Allocation Refunding Bonds
     Garden Grove Community
     Series 1993
         10-01-23               5.88               3,000,000           3,009,180
Garden Grove Certificates of Participation
     Bahia Village/Emerald Isle
     Series 1993 (FSA Insured)
         08-01-23               5.70               2,660,000           2,719,664
Hemet Redevelopment Agency
     Tax Allocation Bonds
     Series 1999A (AMBAC Insured)
         09-15-28               4.75               2,390,000           2,169,618

Infrastructure & Economic
     Development Bank
     Revenue Bonds
     American Center for Wine, Foods & Arts
     Series 1999 (ACA Insured)
         12-01-19               5.70               2,500,000           2,502,975

Inglewood Redevelopment Agency
     Revenue Bonds Series 1998A
     (AMBAC Insured)
         05-01-23               5.25               1,100,000           1,125,894
Intercommunity Hospital Finance Authority
     Certificates of Participation Series 1998
     (ACA Insured)
         11-01-19               5.25               2,000,000           1,902,640
Irwindale Redevelopment Agency Sub Lien
     Tax Allocation Bonds Series 1996
         12-01-19               7.00               1,700,000           1,836,986
Janesville Union School District
     Lassen County General Obligation Bonds
     Series 1996
         08-01-21               6.45                 860,000(d)          903,464
La Mirada Redevelopment Agency
     Special Tax Refunding Revenue Bonds
     Community Facilities District #89-1
     Series 1998
         10-01-20               5.70               1,000,000             969,680
Lake Elsinore Public Finance Authority
     Local Agency Revenue Bonds
     Series 1997F
         09-01-20               7.10               2,975,000           3,172,213
Lake Elsinore Public Finance Authority Tax
     Allocation Revenue Bonds Series 1999A
         09-01-30               5.50               2,500,000           2,398,250
Lake Elsinore Redevelopment Agency
     Community Facilities District #90
     Tuscany Hills Public Improvements
     Special Tax Parity Bonds Series 1999A
         10-01-24               6.05               2,000,000           1,984,980
Lake Elsinore School Finance Authority
     Revenue Bonds Series 1997
         09-01-19               6.13               1,235,000           1,266,159

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
50 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP California Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Las Virgenes Unified School District
     Los Angeles County Capital Appreciation
     General Obligation Bonds Zero Coupon
     Series 1999 (FSA Insured)
         11-01-21               5.67%             $1,800,000(e)         $590,004
         11-01-22               5.68               2,300,000(e)          710,700
         11-01-23               5.68               2,945,000(e)          855,699
Los Angeles County Schools Regionalized
     Business Services Pooled Financing Program
     Certificate of Participation Zero Coupon
     Series 1999A (AMBAC Insured)
         08-01-27               5.97               2,410,000(e)          551,697
Los Angeles Department of Water & Power
     Revenue Bonds Series 2001A
     (FSA Insured)
         07-01-18               5.25               2,000,000           2,027,980
Los Angeles Department of Water & Power
     Waterworks Refunding Revenue Bonds
     2nd Issue Series1993
     (Secondary FGIC Insured)
         05-15-18               4.50               3,000,000           2,768,970
Los Angeles Multi-family Housing
     Revenue Bonds Park Parthenia
     Series 1986 (GNMA Insured)
     A.M.T.
         01-20-22               7.40               1,000,000           1,012,660
Los Angeles Single Family Home
     Mortgage Revenue Bonds
     Series 1991A (GNMA & FNMA Insured)
     A.M.T.
         06-01-25               6.88                 705,000             719,304
Los Angeles State Harbor Revenue Bonds
     Series 1988 Escrowed to Maturity
         10-01-18               7.60               1,000,000           1,245,070
Los Angeles State Harbor Revenue Bonds
     Series 1996B (MBIA Insured) A.M.T.
         11-01-19               5.38               2,000,000           2,023,420
         11-01-23               5.38               1,300,000           1,285,739
Los Angeles Unified School District
     General Obligation Bonds Series 2001A
     (FSA Insured)
         07-01-21               5.00               2,000,000           1,960,360
Millbrae Residential Facility
     Revenue Bonds Magnolia of Millbrae
     Series 1997A A.M.T.
         09-01-27               7.38               2,500,000           2,462,600
Modesto Irrigation District Finance Authority
     Refunding Revenue Bonds Domestic Water
     Series 1998D (AMBAC Insured)
         09-01-22               4.75               2,000,000           1,863,280
Northern California Transmission Select
     Auction Variable Rate Security &
     Residual Interest Revenue Bonds
     Series 1993 (MBIA Insured)
         04-29-24               5.50               4,500,000(h)        4,591,530
Novato Community Facility District #1
     Vintage Oaks Public Improvement
     Special Tax Refunding Bonds
     Series 1994
         08-01-21               7.25               2,000,000           2,120,440
Orange County Special Tax
     Community Facilities Pre-refunded Bonds
     Aliso Veijo District 88-1
     Series 1992A
         08-15-18               7.35               3,000,000           3,213,930
Pittsburg Infrastructure Finance Authority
     Reassessment Revenue Improvement
     Bonds Series 1998A
         09-02-24               5.60               1,440,000           1,400,198
Pittsburg Redevelopment Agency
     Tax Allocation Bonds Los Medanos
     Community Development Zero Coupon
     Series 1999 (AMBAC Insured)
         08-01-24               6.05               2,100,000(e)          576,240
Pleasanton Joint Powers Financing Authority
     Reassessment Revenue Bonds
     Series 1993A
         09-02-12               6.15               1,765,000           1,840,948
Port of Oakland Refunding Revenue Bonds
     Series 1997G (MBIA Insured) A.M.T.
         11-01-25               5.38               3,080,000           3,086,930
Poway Unified School District Special Tax
     Refunding Bonds Community Facilities
     District #1 Series 1998 (MBIA Insured)
         10-01-23               4.75               2,500,000           2,318,275
Rancho Mirage Joint Powers
     Finance Authority
     Certificate of Participation
     Eisenhower Memorial Hospital
     Series 1992
         03-01-22               7.00               4,250,000           4,457,443
Redding Redevelopment Agency
     Tax Allocation Refunding Bonds
     Canby Hilltop Cypress
     Series 1993D (CGIC Insured)
         09-01-23               5.00               4,700,000           4,558,765
Redwood City Elementary School
     District Capital Appreciation
     General Obligation Bonds
     San Mateo County Zero Coupon
     Series 1997 (FGIC Insured)
         08-01-20               5.65               5,475,000(e)        1,929,116
Richmond Elementary School District
     Lassen County General Obligation Bonds
     Series 1996
         08-01-21               6.50                 649,000             680,042
Richmond Joint Powers Financing Authority
     Lease & Gas Tax Refunding Revenue Bonds
     Series 1995A
         05-15-13               5.25               2,000,000           2,043,860
Riverside County Certificates of Participation
     Series 1998 (MBIA Insured)
         12-01-21               5.00               1,530,000           1,495,483
Rural Home Mortgage Financing Authority
     Single Family Mortgage Revenue Bonds
     2nd Series 1997A (GNMA Insured) A.M.T.
         09-01-29               7.00               1,425,000           1,608,953
Rural Home Mortgage Financing Authority
     Single Family Mortgage Revenue Bonds
     5th Series 1998B (FNMA/GNMA Insured)
     A.M.T.
         12-01-29               6.35               1,455,000           1,597,139
Sacramento Cogeneration Authority
     Pre-refunded Revenue Bonds
     Procter & Gamble Series 1995
         07-01-10               6.38                 500,000             565,010
Sacramento Cogeneration Authority
     Un-refunded Revenue Bonds
     Procter & Gamble Series 1995
         07-01-10               6.38                 500,000(d)          535,805
Sacramento Municipal Utility District
     Pre-refunded Bonds
     Series1991Y (MBIA Insured)
         09-01-19               6.75               3,400,000           3,491,868
Sacramento Power Authority Cogeneration
     Revenue Bonds Campbell Soup
     Series 1995
         07-01-22               6.00               1,000,000           1,041,110
San Diego Convention Center Expansion
     Financing Authority Revenue Bonds
     Series 1998A (AMBAC Insured)
         04-01-28               4.75               3,250,000           2,961,108
San Diego County Capital Asset Lease
     Certificate of Participation Series 1993
     Inverse Floater (AMBAC Insured)
         09-01-07               7.47               3,200,000(f)        3,692,000
San Diego County Water Authority
     Revenue Bonds Certificates of
     Participation
     Series 1998A (FGIC Insured)
         05-01-24               4.50               6,475,000           5,736,721
San Diego Water Utility Systems
     Undivided Interest Revenue Bonds
     Series 1998 (FGIC Insured)
         08-01-28               4.75               2,695,000           2,447,087
San Francisco City & County
     Airport Commission
     International Airport
     Refunding Revenue Bonds
     Issue 20 2nd Series 1998
         05-01-26               4.50               2,250,000           1,965,218
San Francisco City & County
     Airport Commission
     International Airport
     Revenue Bonds Issue 15B
     2nd Series 1998 (MBIA Insured)
         05-01-25               4.50               1,500,000           1,323,750
San Jose Redevelopment Agency
     Merged Area Redevelopment
     Tax Allocation Bonds
     Series 1993 (MBIA Insured)
         08-01-24               4.75               3,055,000           2,817,290
San Jose Redevelopment Agency
     Merged Area Redevelopment
     Tax Allocation Bonds
     Series 1999 (AMBAC Insured)
         08-01-23               4.75               3,000,000           2,764,230

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
51 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP California Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

San Jose Redevelopment Agency
     Merged Area Tax Allocation Bonds
     Series 1993 Inverse Floater
     (MBIA Insured)
         08-01-14               7.20%             $3,000,000(f)       $3,161,250
San Juan Unified School District
     Unlimited Tax General Obligation Bonds
     Zero Coupon Series 1999
         08-01-21               5.68                 820,000(d,e)        272,494
         08-01-23               5.70               1,820,000(d,e)        536,172
         08-01-24               5.70               1,810,000(e)          503,397
San Ramon Certificate of Participation
     Refunding Bonds Series 2001
     (AMBAC Insured)
         03-01-21               5.00               1,835,000           1,794,428
San Ysidro School District
     General Obligation Bonds
     San Diego County
     Series 1997 (AMBAC Insured)
         08-01-21               6.13               1,000,000           1,126,160
Santa Clara County Mountain View Los Altos
     Union High School District Unlimited Tax
     General Obligation Bonds Series 1995A
         08-01-15               5.75               1,200,000           1,265,988
Santa Cruz Certificate of Participation
     Series 1987
         08-01-07               8.38                 950,000             954,294
Santa Monica-Malibu Unified School District
     Capital Appreciation General Obligation
     Bonds Los Angeles County Zero Coupon
     Series 1999 (FGIC Insured)
         08-01-22               5.38               7,300,000(e)        2,286,944
South Tahoe Joint Powers
     Financing Authority
     Refunding Revenue Bonds
     Series 1995B
         10-01-20               6.25               2,700,000           2,769,795
Southern California Metropolitan Water
     District Waterworks Revenue Bonds
     Series 1997A
         07-01-26               5.00               3,700,000           3,532,390
Southern California Public Power Authority
     Transmission Special Bonds
     Series 1992
         07-01-12               6.00               2,700,000           2,810,592
State Department Water Resource
     Water Systems Revenue Bonds
     Center Valley Series 1993L
         12-01-23               5.50               3,000,000           3,032,430
State Department Water Resource
     Water Systems Revenue Bonds
     Center Valley Series 1995O
         12-01-18               4.75               2,000,000           1,906,420
State Educational Facilities Authority
     Revenue Bonds Keck Graduate
     Institute of Applied Life Sciences
     Series 2000
         06-01-20               6.63               1,490,000           1,588,578
State Educational Facilities Authority
     Revenue Bonds Pomona College
     Series 1992
         02-15-17               6.00               3,000,000           3,109,710
State Educational Facilities Authority
     Revenue Bonds Series 1997B
         04-01-21               6.30               1,000,000           1,045,360

State for Previous Veterans Unlimited
     General Obligation Bonds
     Series 2000B A.M.T.
         12-01-12               4.95               2,250,000           2,244,083
         12-01-13               5.05               1,435,000           1,429,705
         12-01-14               5.15               2,535,000           2,525,671

State General Obligation Bonds
     Series 2000
         05-01-30               5.75               2,000,000           2,065,060
State Public Works Board
     California Community Colleges Lease
     Pre-refunded Revenue Bonds
     Series 1994
         03-01-19               7.00               2,000,000           2,230,340

State Public Works Board Lease
     Revenue Bonds
     Department of Correction Substance Abuse
     Treatment Facility & State Prison Corcoran
     Series 1996A (AMBAC Insured)
         01-01-21               5.25               1,870,000           1,867,737
State University Multi-purpose
     Revenue Bonds
     Series 2000K (FGIC Insured)
         09-01-20               5.00               1,830,000           1,803,245

State University Refunding Revenue Bonds
     Series 1993C (AMBAC Insured)
         09-01-23               5.00               2,000,000           1,929,720
State Unlimited Tax General
     Obligation Bonds Series 1993
     (FGIC Insured)
         09-01-23               4.75               1,075,000             993,074
Statewide Community Development
     Authority Revenue Certificates of
     Participation St. Joseph Health
     System Group Series 1994
         07-01-15               6.50               5,500,000           6,122,875
Statewide Community Development
     Authority Multi-family Housing
     Revenue Bonds Magnolia City Lights
     Series 1999X A.M.T.
         07-01-30               6.65               1,600,000           1,448,080
Stockton Single Family Mortgage
     Revenue Bonds Series 1990A
     (GNMA Insured) A.M.T.
         02-01-23               7.50                  70,000              73,854
Upland Certificate of Participation
     Water System Refunding Bonds
     Series 1992 (FGIC Insured)
         08-01-16               6.60               1,000,000           1,049,100
Vallejo Certificates of Participation
     Touro University Series 1999
         06-01-29               7.38               2,000,000           2,067,280
West Sacramento Financing Authority
     Special Tax Revenue Bonds
     Series 1999F
         09-01-29               6.10               3,000,000           2,890,470
Windsor Civic Center Joint Powers Financing
     Authority Lease Revenue Bonds
     Series 2001A (FSA Insured)
         10-01-24               5.00               2,555,000           2,466,265

Total municipal bonds

(Cost: $215,204,178)                                                $230,720,782

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
52 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP California Tax-Exempt Fund
Municipal notes (6.9%)

Issuer(b,c,g)              Effective                  Amount            Value(a)
                               yield              payable at
                                                    maturity

Irvine Ranch Water District Revenue Bonds
     Series 1985 V.R.
         10-01-05               3.10%             $1,600,000          $1,600,000
Irvine Ranch Water District Revenue Bonds
     Series 1991 V.R.
         08-01-16               3.10                 300,000             300,000
Orange County Improvement District #88
     Special Assessment Bonds V.R.
         09-02-18               3.05               1,000,000           1,000,000
Orange County Improvement District #88-1
     Special Assessment Bonds
     Series 1988 V.R.
         09-02-18               3.05               2,500,000           2,500,000

State Health Facilities Financing Authority
     Revenue Bonds
     Adventist Health Systems Series 1998A
     V.R. (MBIA Insured)
         09-01-28               3.05               2,300,000           2,300,000
State Health Facilities Financing Authority
     Revenue Bonds
     Adventist Health Systems
     Series 1998B V.R.
         09-01-28               3.05                 700,000             700,000
State Health Facilities Financing Authority
     Revenue Bonds
     Sutter Health Series 1996B V.R.
         03-01-12               3.10                 700,000             700,000
Statewide Community
     Development Authority
     Certificates of Participation Series 1998 V.R.
         04-01-28               3.00               3,700,000           3,700,000
Statewide Community
     Development Authority
     Certificate of Participation
     John Muir/Mt Diablo Health
     Series 1997 V.R.
         08-15-27               3.00               3,700,000           3,700,000
Statewide Community
     Development Authority
     Certificate of Participation
     Sutter Health Group Series 1995 V.R.
         07-01-15               3.10               1,200,000           1,200,000

Total municipal notes
(Cost: $17,700,000)                                                  $17,700,000

Total investments in securities
(Cost: $232,904,178)(i)                                             $248,420,782

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guarantee Insurance Corporation
     FHA      -- Federal Housing Authority
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- Municipal Bond Investors Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2001, the value of securities subject to alternative minimum tax represented 9.07% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(d) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                            Notional amount
     Sale contracts
     Municipal Bonds, Sept. 2001                                     $27,000,000

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.


(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2001. As of June 30, 2001, the value of inverse floater securities represented 5.0% of net assets.


(g) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2001.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2001.


(i) At June 30, 2001, the cost of securities for federal income tax purposes was $232,904,178 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                        $16,663,868
     Unrealized depreciation                                         (1,147,264)
                                                                     ----------
     Net unrealized appreciation                                    $15,516,604
                                                                    -----------


--------------------------------------------------------------------------------
53 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities
AXP Massachusetts Tax-Exempt Fund

June 30, 2001

(Percentages represent value of investments compared to net assets)

Municipal bonds (89.2%)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Bay Transportation Authority
     General Transportation System
     Refunding Revenue Bonds Series 1992B
         03-01-16               6.20%             $1,500,000          $1,719,240
Bay Transportation Authority
     Pre-refunded Revenue Bonds
     Series 1992B (FSA Insured)
         03-01-21               5.50                  15,000              15,589
Boston City Hospital
     Refunding Revenue Bonds
     Series 1993B (FHA Insured)
         02-15-23               5.75               3,000,000           3,008,520
Boston General Obligation Refunding Bonds
     Series 1993A (AMBAC Insured)
         02-01-09               5.65               1,500,000           1,562,055
Boston Industrial Development
     Financing Authority Revenue Bonds
     Massachusetts College of Pharmacy
     Series 1994A (Connie Lee Insured)
         10-01-26               5.25               1,000,000             971,320

Boston Pre-refunded General
     Obligation Bonds
     Series 1991A (MBIA Insured)
         07-01-11               6.75                 500,000             510,110

Boston Water & Sewer Commission
     General Pre-refunded Revenue Bonds
     Senior Series 1991A (FGIC Insured)
         11-01-18               7.00               1,000,000           1,034,400
Boston Water & Sewer Commission
     General Revenue Bonds
     Series 1998D (FGIC Insured)
         11-01-22               4.75               1,000,000             920,310
Haverhill City Unlimited Tax General
     Obligation Bonds Series 1997
     (FGIC Insured)
         06-15-17               5.00                 250,000             250,320
Health & Educational Facilities Authority
     Pre-refunded Revenue Bonds
     Brigham & Women's
     Hospital Series 1991D
         07-01-24               6.75               1,000,000           1,020,220
Health & Educational Facilities Authority
     Pre-refunded Revenue Bonds
     Charlton Memorial
     Hospital Series 1991B
         07-01-13               7.25               1,750,000           1,785,420
Health & Educational Facilities Authority
     Pre-refunded Revenue Bonds
     New England
     Deaconess Hospital Series 1992D
         04-01-12               6.63               1,000,000           1,048,940
Health & Educational Facilities Authority
     Pre-refunded Revenue Bonds
     Newton Wellesley
     Hospital Series 1991D (MBIA Insured)
         07-01-15               7.00               1,000,000           1,020,230
Health & Educational Facilities Authority
     Pre-refunded Revenue Bonds Northeastern
     University Series 1992E (MBIA Insured)
         10-01-22               6.55               1,000,000           1,056,990
Health & Educational Facilities Authority
     Refunding Revenue Bonds
     Beth Israel Hospital Series 1989E
         07-01-09               7.00                 300,000             300,006
         07-01-14               7.00                 250,000             244,135
Health & Educational Facilities Authority
     Revenue Bonds Berkshire Health Systems
     Series 1994C
         10-01-11               5.90                 900,000             903,969
Health & Educational Facilities Authority
     Revenue Bonds Cape Cod Health System
     Series 1993A (Connie Lee Insured)
         11-15-21               5.25               2,500,000           2,469,050
Health & Educational Facilities Authority
     Revenue Bonds Holyoke Hospital
     Series 1994B
         07-01-15               6.50               1,000,000             931,380
Health & Educational Facilities Authority
     Revenue Bonds Suffolk University
     Series 1992B (Connie Lee Insured)
         07-01-22               6.35               2,495,000           2,576,537
Industrial Finance Agency
     Assumption College Revenue Bonds
     Series 1996 (Connie Lee Insured)
         07-01-26               6.00               1,000,000           1,051,260
Industrial Finance Agency
     Hampshire College
     Revenue Bonds Series 1997
         10-01-17               5.80               1,105,000           1,087,762
Industrial Finance Agency
     Pollution Control Refunding Revenue
     Bonds Eastern Edison
     Series 1993
         08-01-08               5.88               2,000,000           2,075,400
Industrial Finance Agency
     Resource Recovery Revenue Bonds
     SEMASS Series 1991A
         07-01-15               9.00               1,500,000           1,548,285
Mansfield Pre-refunded General Obligation
     Bonds Series 1991 (AMBAC Insured)
         01-15-11               6.70               1,000,000           1,041,450
Municipal Wholesale Electric Power
     Supply System Pre-refunded Revenue
     Bonds Series 1992B
         07-01-17               6.75               1,395,000           1,477,975
Municipal Wholesale Electric Power
     Supply System Refunding Revenue Bonds
     Series 1994B (MBIA Insured)
         07-01-11               4.75               1,750,000           1,774,885
Municipal Wholesale Electric Power
     Supply System Revenue Bonds Special
     Parts & Inflows Series 1993
     (AMBAC Insured)
         07-01-18               5.45               1,600,000           1,612,208
Nantucket General Obligation Bonds
     Series 1991
         12-01-11               6.80               1,000,000           1,036,900

Route 3 North Transportation
     Improvement Lease Bonds
     Inverse Floater Series 2000
     (MBIA Insured)
         06-15-19               9.06                 500,000(e)          542,470

Southeastern University Building
     Refunding Revenue Bonds
     Series 1995A (AMBAC Insured)
         05-01-16               5.75               1,250,000           1,307,813
State Development Finance Agency
     Private School Revenue Bonds
     Series 1998
         11-01-18               5.88                 500,000             418,645
State Development Finance Agency
     Refunding Revenue Bonds
     Briarwood Retirement Community
     Series 2001B
         12-01-30               8.25                 750,000             733,718
State Development Finance Agency
     Revenue Bonds 1st Mortgage
     Berkshire Retirement Community
     Lennox Series 1999
         07-01-29               5.63               1,500,000           1,229,430
State Development Finance Agency
     Revenue Bonds Boston University
     Series 1999P
         05-15-29               6.00               1,400,000           1,490,804
State Development Finance Agency
     Revenue Bonds Devens Electric System
     Series 2001
         12-01-30               6.00               1,000,000           1,001,610
State Development Finance Agency
     Revenue Bonds Landmank School
     Series 1999 (Asset Guaranty)
         06-01-29               5.25               1,000,000             957,620
State Development Finance Agency
     Revenue Bonds Massachusetts
     College of Pharmacy Series 1999B
         07-01-20               6.63               1,000,000           1,042,930

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
54 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

State Development Finance Agency
     Revenue Bonds Suffolk University
     Series 1999
         07-01-29               5.85%             $1,000,000            $990,480
State Development Finance Agency
     Revenue Bonds The May Institute Issue
     Series 1999 (Asset Guaranty)
         09-01-29               5.75               1,000,000           1,014,520
State Development Finance Authority
     Revenue Bonds Boston Biomedical
     Research Institute Series 1999
         02-01-29               5.75               1,000,000             920,460
State Education Loan Authority
     Educational Loan Revenue Bonds
     Issue E Series 1994B
     (AMBAC Insured) A.M.T.
         01-01-12               6.00                 680,000             715,353
State Health & Education Facilities Authority
     College Revenue Bonds Brandeis University
     Series 1998I (MBIA Insured)
         10-01-28               4.75               2,000,000           1,824,200
State Health & Education Facilities Authority
     Hospital Revenue Bonds Harvard Pilgrim
     Health Series 1998A (FSA Insured)
         07-01-22               4.75               1,000,000             911,900
State Health & Education Facilities Authority
     Hospital Revenue Bonds Milford-Whitinsville
     Regional Hospital Series 1998C
         07-15-28               5.38               1,065,000             808,367
State Health & Education Facilities Authority
     Pre-refunded Revenue Bonds
     Boston College Series 1991J
     (FGIC Insured)
         07-01-21               6.63               1,940,000           1,979,207
State Health & Education Facilities Authority
     Pre-refunded Revenue Bonds
     Melrose-Wakefield Hospital Series 1992B
         07-01-16               6.38               1,000,000           1,085,510
State Health & Education Facilities Authority
     Pre-refunded Revenue Bonds
     Series 1992D (MBIA Insured)
         07-01-22               6.50                 495,000             523,121
State Health & Education Facilities Authority
     Refunding Revenue Bonds
     Christopher House Series 1999A
         01-01-29               6.88               1,000,000             900,000
State Health & Education Facilities Authority
     Refunding Revenue Bonds Caritas Christi
     Obligated Group Series 1999A
         07-01-15               5.70               1,000,000             917,700
State Health & Education Facilities Authority
     Revenue Bonds Boston College Series 1998L
         06-01-31               4.75               1,000,000             895,330
State Health & Education Facilities Authority
     Revenue Bonds Learning Center for
     Deaf Children Series 1999C
         07-01-29               6.13               1,000,000             850,210
State Health & Education Facilities Authority
     Revenue Bonds North Adams
     Regional Hospital Series 1996C
         07-01-18               6.63               1,000,000             978,580
State Health & Education Facilities Authority
     Revenue Bonds South Shore Hospital
     Series 1999F
         07-01-29               5.75               1,000,000             963,660
State Health & Education Facilities Authority
     Revenue Bonds Southcoast Health System
     Series 1998A (MBIA Insured)
         07-01-27               4.75               1,000,000             897,270
State Health & Education Facilities Authority
     Revenue Bonds Valley Regional Health
     System Series 1994C (Connie Lee Insured)
         07-01-18               5.75               1,000,000           1,026,180
State Health & Education Facilities Authority
     Un-refunded Revenue Bonds
     Boston College
     Series 1991J (FGIC Insured)
         07-01-21               6.63                  60,000              61,331
State Health & Education Facilities Authority
     Un-refunded Revenue Bonds
     Series 1992D (MBIA Insured)
         07-01-22               6.50                 505,000             526,210
State Housing Authority Residential
     Development Bonds Series 1992A
     (FNMA Insured)
         11-15-11               6.88               1,000,000           1,044,790
State Industrial Finance Agency
     Assisted Living Facility
     Revenue Bonds Marina Bay LLC
     Series 1997 A.M.T.
         12-01-27               7.50               1,000,000             979,670
State Industrial Finance Agency
     Assisted Living Facility
     Revenue Bonds Newton Group
     Properties LLC Series 1997 A.M.T.
         09-01-27               8.00               1,160,000           1,208,302
State Industrial Finance Agency
     College Revenue Bonds
     Tufts University Series 1998H
     (MBIA Insured)
         02-15-28               4.75               1,000,000             913,830
State Industrial Finance Agency
     Miscellaneous Revenue Bonds
     Cambridge Friends School
     Series 1998
         09-01-28               5.80                 700,000             664,685
State Industrial Finance Agency
     School Bonds St. John's
     High School of Worcester County
     Series 1998
         06-01-28               5.35                 500,000             457,895
State Turnpike Authority Metro Highway
     System Senior Lien Revenue Bonds
     Toll Road Series 1997A (MBIA Insured)
         01-01-37               5.00               2,000,000           1,838,840
State Water Resource Authority
     Pre-refunded Revenue Bonds
     Series 1992A (MBIA Insured)
         07-15-22               5.50               1,100,000           1,131,669
Taunton General Obligation Refunding Notes
     Series 1999 (FSA Insured)
         05-01-19               4.75               1,000,000             952,950

University of Massachusetts
     Building Authority
     Revenue Bonds Series 1976
     Escrowed to Maturity
         05-01-11               7.50                  90,000             104,388

Water Resource Authority General
     Pre-refunded Revenue Bonds
     Series 1991A
         12-01-19               6.50               1,000,000           1,035,890
Water Resource Authority General
     Revenue Bonds Series 1993B
     (MBIA Insured)
         03-01-22               5.00               1,000,000             972,310

Total municipal bonds
(Cost: $72,884,995)                                                  $74,874,714

Municipal notes (8.9%)

Issuer(c,d)                Effective                  Amount            Value(a)
                               yield              payable at
                                                    maturity

State Health & Education Facility
     Authority Revenue Bonds
     Capital Asset V.R. Series 1985C
         07-01-05               3.30%             $1,200,000          $1,200,000
State Health & Education Facility
     Authority Revenue Bonds
     Capital Asset V.R. Series 1985E
         01-01-35               3.25               6,285,000           6,285,000

Total municipal notes
(Cost: $7,485,000)                                                    $7,485,000

Total investments in securities
(Cost: $80,369,995)(f)                                               $82,359,714

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
55 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Massachusetts Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guarantee Insurance Corporation
     FHA      -- Federal Housing Authority
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- Municipal Bond Investors Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2001, the value of securities subject to alternative minimum tax represented 3.46% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2001.


(e) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2001. As of June 30, 2001, the value of inverse floater securities represented 0.6% of net assets.

(f) At June 30, 2001, the cost of securities for federal income tax purposes was $80,369,995 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 3,319,429
     Unrealized depreciation                                       (1,329,710)
                                                                   ----------
     Net unrealized appreciation                                  $ 1,989,719
                                                                  -----------


--------------------------------------------------------------------------------
56 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities
AXP Michigan Tax-Exempt Fund

June 30, 2001

(Percentages represent value of investments compared to net assets)

Municipal bonds (94.0%)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Allegan Hospital Finance Authority
     Refunding Revenue Bonds
     Allegan General Hospital Series 1999
         11-15-21               7.00%             $1,000,000            $981,820
Auburn Hills Limited Tax General Obligation
     Street Improvement Bonds Series 1989
         05-01-04               6.00                 200,000             202,942
Battle Creek Calhoun County Downtown
     Development Authority
     Pre-refunded Bonds
     Series 1994
         05-01-22               7.65               1,250,000           1,411,963
Big Rapids Public School District
     Unlimited General Obligation Bonds
     Series 1999 (FSA Insured)
         05-01-25               4.75               1,500,000           1,368,165
Central University Revenue Bonds
     Series 1997 (FGIC Insured)
         10-01-26               5.50                 750,000             816,480
Central University Revenue Bonds
     Series 1998 (FGIC Insured)
         10-01-27               5.00               1,000,000             953,970

Chippewa County Hospital Financial
     Authority Hospital
     Refunding Revenue Bonds
     Chippewa County War Memorial Hospital
     Series 1997B
         11-01-14               5.63                 500,000             452,215
Chippewa Valley School District
     Unlimited Tax
     General Obligation Bonds
     Series 1993 (FGIC Insured)
         05-01-21               5.00               1,000,000             972,950

Concord Academy
     Certificate of Participation
     Series 1998
         10-01-19               7.00               1,000,000             936,450
Detroit Downtown Development Authority
     Development Area Project #1 Junior Lien
     Tax Increment Refunding Bonds
     Series 1996D
         07-01-25               6.50               1,000,000           1,138,590
Detroit Sewer Disposal
     Pre-refunded Revenue Bonds
     Series 1993 (FGIC Insured)
         07-01-23               5.70               1,600,000           1,696,480
Detroit Sewer Disposal
     Unrefunded Revenue Bonds
     Series 1993 (FGIC Insured)
         07-01-23               5.70                 400,000             407,580
Detroit Unlimited Tax
     General Obligation Bonds
     Series 1995A
         04-01-15               6.80               1,000,000           1,120,590
Detroit Water Supply System Second Lien
     Revenue Bonds Series 1995A
     (MBIA Insured)
         07-01-25               5.50               1,500,000           1,512,375
Eaton Rapids Public Schools
     Unlimited Tax General Obligation
     Refunding Bonds Series 1999
     (MBIA Insured)
         05-01-25               4.75               1,000,000             912,230
Farmington Hills Hospital Finance Authority
     Revenue Bonds Botsford General Hospital
     Series 1992A (MBIA Insured)
         02-15-22               6.50               1,500,000           1,564,980
Ferris State University Board of Trustees
     General Refunding Revenue Bonds
     Series 1995 (MBIA Insured)
         10-01-20               5.25               1,000,000           1,003,100
Fowlerville Community Schools
     Unlimited Tax General Obligation
     Refunding Bonds Series 1999
     (FSA Insured)
         05-01-26               4.75               1,310,000           1,190,869
Garden City Hospital Finance Authority
     Hospital Revenue Bonds Series 1998A
         09-01-17               5.75               1,000,000             722,950
Genesee County General Obligation Bonds
     Sewer Disposal System Series 1996A
     (AMBAC Insured)
         04-01-15               5.40               1,000,000           1,028,840
Gogebic County Hospital Finance Authority
     Hospital Refunding Revenue Bonds
     Grandview Health System Series 1999
         10-01-16               5.88               1,000,000             895,420
Grand Ledge Public Schools
     Unlimited Tax General Obligation
     Refunding Bonds Eaton, Clinton & Ionia
     Counties Series 1995 (MBIA Insured)
         05-01-24               5.38               2,000,000           2,009,279
Grand Rapids Community College
     Limited Tax General Obligation Bonds
     Series 1996 (MBIA Insured)
         05-01-19               5.38               1,000,000           1,013,330
Grand Rapids Sanitary Sewer System
     Refunding Revenue Bonds
     Series 1998A (FGIC Insured)
         01-01-28               4.75               1,000,000             906,340
Grand Rapids Tax Increment
     Revenue Bonds Series 1994
     (MBIA Insured)
         06-01-24               6.88                 380,000             417,601
Iosco County Water Supply System
     Limited Tax General Obligation Bonds
     Series 1990 (AMBAC Insured)
         05-01-08               5.50                 175,000             179,237
         05-01-09               5.50                 200,000             204,760
         05-01-10               5.50                 200,000             204,678
Jackson General Obligation Capital
     Appreciation Downtown Development
     Bonds Zero Coupon Series 2001
     (FSA Insured)
         06-01-21               5.58               1,450,000(e)          496,756
Lake Orion School District
     General Obligation Bonds
     Series 1995 (AMBAC Insured)
         05-01-20               5.50               1,000,000           1,014,750
Lincoln Park School District Wayne County
     School Building & Site Unlimited Tax
     Pre-refunded General Obligation Bonds
     Series 1996 (FGIC Insured)
         05-01-26               5.90               1,000,000           1,102,170
Midland County Economic Development
     Authority Unlimited Tax General Obligation
     Refunding Revenue Bonds
     Series 2000A A.M.T.
         07-23-09               6.88               1,000,000           1,022,880
Muskegon Heights Public Schools
     Unlimited Tax General Obligation Bonds
     Series 1999 (MBIA Insured)
         05-01-29               5.00                 750,000             713,205
Ovid-Elsie School District Unlimited Tax
     General Obligation Bonds
     Series 1995 (MBIA Insured)
         05-01-21               5.60               1,000,000           1,081,910
Plymouth Educational Center
     Certificates of Participation
     Series 1999
         07-01-29               7.00               1,250,000           1,198,350
Plymouth-Canton Community School District
     Unlimited Tax General Obligation Bonds
     Series 1999 (FSA Insured)
         05-01-23               4.75               1,000,000             919,920
Redford General Obligation Bonds
     Series 1995 (MBIA Insured)
         04-01-16               5.25               1,450,000           1,471,185
Richmond Limited Obligation
     Refunding Revenue Bonds
     KMart Series 1994
         01-01-07               6.63                 530,000             537,409
Romulus Township School District
     Unlimited Tax General Obligation
     Refunding Bonds Series 1993
     (FGIC Insured)
         05-01-22               5.75               2,500,000           2,557,549

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
57 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Michigan Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Schoolcraft Community School District
     Unlimited Tax General Obligation
     Pre-refunded Bonds Series 1996
         05-01-26               5.38%               $295,000            $317,190
Schoolcraft Community School District
     Unlimited Tax General Obligation Bonds
     Series 1996
         05-01-26               5.38                 705,000             758,030
South Redford School District
     Unlimited Tax General Obligation
     Pre-refunded Bonds Series 1996
         05-01-22               5.50                 310,000             335,324
South Redford School District
     Unlimited Tax General Obligation Bond
     Series 1996
         05-01-22               5.50                 690,000             700,253
State Building Authority
     Refunding Revenue Bonds
     Series 1991I
         10-01-20               6.25               2,200,000           2,263,469
State Hospital Finance Authority
     Hospital Pre-refunded Revenue Bonds
     McLaren Obligated Group Series 1991A
         09-15-21               7.50               1,750,000           1,802,185
State Hospital Finance Authority
     Hospital Refunding Revenue Bonds
     Detroit Medical Center Series 1988
         08-15-12               8.13                  40,000              40,032
State Hospital Finance Authority
     Hospital Refunding Revenue Bonds
     Detroit Medical Center Series 1993A
         08-15-13               6.25               1,200,000           1,198,884
State Hospital Finance Authority
     Hospital Refunding Revenue Bonds
     Memorial Healthcare Center
     Obligated Group Series 1999
         11-15-21               5.88               1,000,000             914,100
State Hospital Finance Authority
     Refunding Revenue Bonds
     Presbyterian Villages Obligated Group
     Series 1995
         01-01-25               6.50               1,000,000             921,210
State Hospital Finance Authority
     Revenue Bonds
     Presbyterian Villages of Michigan
     Obligated Group Series 1997
         01-01-25               6.38                 700,000             637,203
State Hospital Finance Authority
     Revenue Bonds Central Michigan
     Community Hospital Series 1996
         10-01-27               6.25               1,000,000             855,290
State Municipal Bond Authority
     Revenue Bonds Public School Academy
         YMCA Service Learning Series 2001
         10-01-21               7.63                 750,000             754,628
State Public Power Agency Belle River
     Refunding Revenue Bonds Series 1993A
         01-01-18               5.25               1,000,000           1,000,000
State Strategic Fund Limited Tax Obligation
     Refunding Revenue Bonds
     Detroit Edison Series 1990BB
     (MBIA Insured)
         07-15-08               7.00               1,000,000           1,166,540
State Strategic Fund Limited Tax Obligation
     Refunding Revenue Bonds
     Detroit Edison Series 1992BB
     (FGIC Insured)
         02-15-16               6.50               1,500,000           1,557,555
State Strategic Fund Limited Tax Obligation
     Refunding Revenue Bonds
     Ford Motor Series 1991A
         02-01-06               7.10               1,650,000           1,849,947
State Strategic Fund Limited Tax Obligation
     Refunding Revenue Bonds
     Oxford Institute Series 1987A
     Escrowed to Maturity
         08-15-05               7.88                 115,000             124,769
State Strategic Fund Nursing Home
     Revenue Bonds Holland Home
     Series 1998
         11-15-28               5.75               1,000,000             857,200
State Trunk Line Bonds
     Series 1994A (FGIC Insured)
         11-15-20               5.75               1,065,000           1,163,544
State Trunk Line Bonds
     Series 1998A (MBIA Insured)
         11-01-20               4.75               1,000,000             935,040
State University Revenue Bonds
     Series 1992A
         08-15-22               5.50                 560,000             576,722

Summit Academy Certificates of
     Participation Junior High School Facility
     Series 1999
         09-01-29               7.00                 695,000             800,480
Summit Academy Certificates of
     Participation Series 1998
         08-01-18               7.00               1,110,000           1,048,573
Summit Academy Certificates of
     Participation Series 2001
         07-01-30               7.38                 750,000             748,658
Taylor Tax Increment Finance
     Authority Bonds
     Series 2001 (FSA Insured)
         05-01-19               5.00               1,000,000             973,460

Troy City Downtown Development Authority
     County of Oakland Development Bonds
     Series 1995A (Asset Guaranty)
         11-01-18               6.38               1,500,000           1,599,885
Van Buren Township
     Tax Increment Revenue Bonds
     Series 1994
         10-01-16               8.40                 995,000           1,089,734
Wayne County Charter Airport Revenue
     Bonds Detroit Metropolitan Airport
     Series 1990A (AMBAC Insured) A.M.T.
         12-01-20               7.00               1,080,000           1,104,581
Wayne County Charter Airport Revenue
     Bonds Detroit Metropolitan Airport
     Series 1998B (MBIA Insured)
         12-01-23               4.88               1,000,000             932,170
Wayne County Charter Airport Revenue
     Bonds Detroit Metropolitan Airport
     Series 1998A (MBIA Insured) A.M.T.
         12-01-28               5.00               1,000,000             937,770
Wayne State University Revenue Bonds
     University Board of Governors Series 1999
     (FGIC Insured)
         11-15-29               5.13               1,000,000             968,700

Total municipal bonds
(Cost: $65,533,571)                                                  $69,275,394

Municipal notes (4.6%)

Issuer(c,d)                Effective                  Amount            Value(a)
                               yield              payable at
                                                    maturity

Royal Oak Michigan Refunding
     Revenue Bonds William
     Beaumont Hospital V.R. Series 1997L
         01-01-27               3.50%               $300,000            $300,000
University of Michigan Hospital
     Refunding Revenue Bonds V.R. Series 1995A
         12-01-27               3.30               2,500,000           2,500,000
University of Michigan Hospital
     Refunding Revenue Bonds V.R. Series 1998A
         12-01-21               3.30                 600,000             600,000

Total municipal notes
(Cost: $3,400,000)                                                    $3,400,000

Total investments in securities
(Cost: $68,933,571)(f)                                               $72,675,394

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
58 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Michigan Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guarantee Insurance Corporation
     FHA      -- Federal Housing Authority
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- Municipal Bond Investors Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2001, the value of securities subject to alternative minimum tax represented 4.16% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2001.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.


(f) At June 30, 2001, the cost of securities for federal income tax purposes was $68,933,571 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 4,765,394
     Unrealized depreciation                                       (1,023,571)
                                                                   ----------
     Net unrealized appreciation                                  $ 3,741,823
                                                                  -----------


--------------------------------------------------------------------------------
59 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities
AXP Minnesota Tax-Exempt Fund

June 30, 2001

(Percentages represent value of investments compared to net assets)

Municipal bonds (90.6%)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Albert Lea Independent School District #241
     Unlimited Tax General Obligation Bonds
     Series 1998 (MBIA Insured)
         02-01-16               4.80%             $1,555,000          $1,523,309
Anoka County Housing & Redevelopment
     Authority Revenue Bonds
     Epiphany Assisted Living LLC
     Series 1999
         12-01-29               7.40               3,560,000           3,429,241
Austin Housing & Redevelopment Authority
     Revenue Bonds Courtyard Residence
     Series 2000A
         01-01-32               7.25               3,000,000           3,058,980
Becker Solid Waste Disposal Facility
     Revenue Bonds Liberty Paper
     Series 1994B A.M.T.
         08-01-15               9.00               3,625,000           3,683,508
Bemidji Hospital Facilities1st Mortgage
     Pre-refunded Revenue Bonds
     North Country Health Services
     Series 1991A
         09-01-21               7.00               1,755,000           1,802,841
Bloomington Housing & Redevelopment
     Authority Housing Revenue Bonds
     Senior Summerhouse Bloomington
     Series 1998
         05-01-35               6.13               3,400,000           2,789,088
Brooklyn Center Tax Credit Investor
     Refunding Revenue Bonds Four Courts
     Apartments Series 1995B A.M.T.
         06-15-09               7.58               2,450,000           2,455,390
Buffalo Independent School District #877
     Unlimited Tax General Obligation
     Refunding Bonds Series 1999
     (MBIA Insured)
         02-01-18               4.80               1,710,000           1,640,386
Carlton Health Care & Housing Facilities
     Revenue Bonds Inter-Faith Social Services
     Series 2000
         04-01-29               7.75               2,500,000           2,450,700
Chaska Multi-family Housing
     Revenue Bonds West Suburban
     Housing Partners Series 1999 A.M.T.
         09-01-19               5.75                 175,000(e)          157,659
         03-01-31               5.88               2,115,000           1,842,546
Duluth Economic Development Authority
     Health Care Facilities Revenue Bonds
     BSM Properties Series 1998A
         12-01-28               5.88                 500,000(e)          407,000
Eden Prairie Housing Development Authority
     Refunding Revenue Bonds Eden Commons
     Series 1990 (FHA Insured)
         03-01-25               8.25               5,845,000           5,881,122
Eden Prairie Multi-family Housing
     Refunding Revenue Bonds
     Sterling Ponds Series 1999A
     A.M.T.
         12-01-29               6.25               5,215,000           4,806,926
Eden Prairie Multi-family Housing
     Refunding Revenue Bonds
     Sterling Ponds Series 1999B A.M.T.
         12-01-29               6.25                 670,000             617,573
Edina Multi-family Housing
     Pre-refunded Revenue Bonds
     Walker Assisted Living Series 1991
         09-01-31               9.00               6,570,000           6,833,260
Faribault Rice & Goodhue Counties
     Independent School District #656
     General Obligation School Building
     Bonds Series 1995 (FSA Insured)
         06-01-15               5.75               6,900,000           7,323,522
Faribault Single Family Housing Mortgage
     Refunding Revenue Bonds Series 1991A
         12-01-11               7.50                 480,000             493,502

Farmington Independent School
     District #192
     Unlimited Tax General Obligation Capital
     Appreciation School Building Bonds
     Zero Coupon Series 1998B (FSA Insured)
         02-01-15               5.30               2,070,000           1,008,815

Fergus Falls Health Care Facilities
     Revenue Bonds LRHC Long-term
     Care Facility Series 1995
         12-01-25               6.50               1,500,000           1,462,320
Fridley Senior Housing Revenue Bonds
     Banfill Crossing Homes Series 1999
         09-01-34               6.75               3,090,000           2,914,952
Golden Valley Governmental Facilities
     Local Government Information
     Systems Association Revenue Bonds
     Series 1997
         12-01-17               6.10               1,125,000           1,131,109
Golden Valley Revenue Bonds
     Covenant Retirement Communities
     Series 1999A
         12-01-29               5.50               6,250,000           5,715,000
Harmony Multi-family Housing
     Refunding Revenue Bonds
     Zedakah Foundation
     Series 1997A
         09-01-20               5.95               1,240,000           1,249,449
Hastings Healthcare Tax-Exempt
     Nursing Home Revenue Bonds
     Regina Medical Center Series 1998
     (ACA Insured)
         09-15-28               5.30               4,100,000           3,700,291
Hastings Housing & Redevelopment
     Authority Housing & Health Care
     Revenue Bonds Arbor Oaks
     Assisted Living Series 2000A
         01-01-32               8.25               2,000,000           2,010,300
Hennepin County Lease
     Pre-refunded Revenue
     Certificates of Participation
     Series 1991A
         05-15-17               6.80               7,250,000           7,361,360
Hopkins Pre-refunded Revenue Bonds
     Blake School Series 1994
         09-01-24               6.70               3,120,000           3,417,118
Hubbard County Solid Waste Disposal
     Revenue Bonds Potlatch
     Series 1989 A.M.T.
         08-01-13               7.38               5,610,000           5,613,927
International Falls Solid Waste Disposal
     Refunding Revenue Bonds
     Boise Cascade Series 1999 A.M.T.
         12-01-29               6.85               4,000,000           4,124,360
Lakeville Independent School District #194
     General Obligation Series 1997A
         02-01-22               5.13               2,400,000           2,368,344
Little Canada Multi-family Housing
     Revenue Bonds Little Canada
     Series 1996 A.M.T.
         02-01-27               7.00               3,725,000           3,646,626
Little Canada Multi-family Housing
     Revenue Bonds Housing
     Alternatives Development Company
     Series 1997A
         12-01-27               6.25               4,900,000           4,548,474
Mahtomedi Multi-family Housing
     Refunding Revenue Bonds
     Briarcliff Series 1996 A.M.T.
         06-01-36               7.35               2,215,000           2,232,676
Maplewood Elder Care Facilities
     Revenue Bonds Care Institute
     Series 1994
         01-01-24               7.75               3,775,000           3,403,616
Maplewood Multi-family Housing
     Refunding Revenue Bonds
     Carefree Cottages of Maplewood III
     Series 1995 A.M.T.
         11-01-32               7.20               2,875,000           2,832,766

Minneapolis & St. Paul Housing &
     Redevelopment Authority
     Health Care System
     Revenue Bonds Healthspan
     Series 1993A (AMBAC Insured)
         11-15-18               4.75              13,500,000          12,619,124


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
60 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Minneapolis & St. Paul Housing &
     Redevelopment Authority
     Health Care System
     Revenue Bonds Group Health Plan
     Series 1992
         12-01-13               6.75%            $10,500,000         $10,695,299

Minneapolis & St. Paul Metropolitan
     Airports Commission
     Special Facilities Revenue Bonds
     Northwest Airlines Series 2001A A.M.T
         04-01-25               7.00               2,000,000           1,910,820
Minneapolis Community Development
     Agency Limited Tax Supported
     Development General Obligation Bonds
     Common Bond Fund 7th Series 1997A
         06-01-12               5.50                 250,000             258,308
Minneapolis Community Development
     Agency Limited Tax Supported
     Development Revenue Bonds
     Common Bond Fund
     2nd Series 1998A A.M.T.
         06-01-16               5.20                 290,000             271,721
         06-01-19               5.25                 500,000             483,630
Minneapolis Community Development
     Agency Limited Tax Supported
     Development Revenue Bonds
     Common Bond Fund 1st Series 1996
         06-01-11               6.00                 980,000           1,030,970
Minneapolis Community Development
     Agency Limited Tax Supported
     Development Revenue Bonds
     Common Bond Fund 5th Series 1997
         12-01-27               5.70                 420,000             415,174
Minneapolis Community Development
     Agency Limited Tax Supported
     Refunding Revenue Bonds
     Series 2001 2-A A.M.T.
         06-01-19               5.88               1,000,000           1,013,750
Minneapolis Nursing Home
     Revenue Bonds Walker
     Cityview & Southview
     Series 1992
         07-01-22               8.50               5,125,000           5,550,836
Minneapolis Parking Ramp
     Unlimited General Obligation
     Bonds Series 1998
         12-01-26               4.75               2,160,000           2,020,788
Minneapolis Special School District #1
     Certificates of Participation
     Series 1998A (FGIC Insured)
         02-01-19               4.75               2,000,000           1,872,020
Minnetonka Senior Housing
     Revenue Bonds
     Westridge Senior Housing
     Series 1997
         09-01-27               7.00               1,775,000           1,707,976
Moorhead Economic Development
     Authority Multi-family Housing
     Development Refunding Revenue
     Bonds Eventide Senior Housing
     Series 1999B
         06-01-19               5.90                 500,000             423,110
         06-01-29               6.00               1,400,000           1,155,728
New Brighton Tax Credit Investor
     Revenue Bonds
     Polynesian Village Apartments
     Series 1995B A.M.T.
         07-15-09               7.75               2,355,000           2,433,327
New Hope Housing & Healthcare Facilities
     Revenue Bonds Minnesota
     Masonic Home
     North Ridge Series 1999
         03-01-29               5.88               5,750,000           4,769,510
North St. Paul & Maplewood Independent
     School District #622 General Obligation
     Refunding Bonds Series 1996A
         02-01-25               5.13               2,910,000           2,857,125

Northern Minnesota Municipal
     Power Agency
     Electric System Refunding
     Revenue Bonds
     Series 1998B (AMBAC Insured)
         01-01-20               4.75               5,000,000           4,685,500

Oakdale Multi-family Housing Refunding
     Revenue Bonds Oakdale Village
     Apartments Series 1998 A.M.T.
         11-01-28               6.00               3,650,000           3,256,202
Olmsted County Health Care Facilities
     Refunding Revenue Bonds
     Olmsted Medical Center
     Series 1998
         07-01-19               5.55               1,125,000(e)          967,286

Park Rapids Independent School
     District #309
     Unlimited Tax General Obligation Bonds
     Series 1999 (MBIA Insured)
         02-01-21               4.75               3,000,000           2,810,700

Plymouth Multi-family Housing
     Revenue Bonds Harbor Lane Apartments
     Series 1993 (Asset Guaranty) A.M.T.
         09-01-13               5.90               2,325,000           2,393,402
Princeton Independent School
     District #477 General Obligation
     Bonds Series 1997 (FSA Insured)
         02-01-24               5.13               1,000,000             983,530

Richfield Independent School
     District #280 General Obligation
     Bonds Series 1993 Inverse Floater
     (FGIC Insured)
         02-01-10               5.30               6,600,000(g)        6,690,948
         02-01-12               5.35               5,020,000(g)        5,159,807

Richfield Multi-family Housing
     Refunding Revenue Bonds
     Village Shores Apartments
     Series 1996
         08-01-31               7.63               2,955,000           2,960,437
Richfield Senior Housing
     Revenue Bonds Series 2000A
         02-01-35               7.75               3,000,000           3,006,120
Robbinsdale Multi-family Housing
     Revenue Bonds Copperfield Hill
     Series 1996A
         12-01-31               7.35               3,260,000           3,209,111
Rochester Health Care Facility
     Revenue Bonds Mayo Foundation
     Series 1992
         11-15-19               4.95               5,000,000           4,807,700

Rochester Multi-family
     Housing Development
     Revenue Bonds Civic Square Series 1991
     (FHA Insured) A.M.T.
         07-15-31               7.45               4,255,000           4,385,501
Rochester Multi-family
     Housing Development
     Revenue Bonds Wedum
     Shorewood Campus
     Series 1999
         06-01-36               6.60               5,000,000           4,384,900

Roseville Housing Facilities Nursing Home
     Refunding Revenue Bonds
     College Properties Series 1998
         10-01-28               5.88               5,000,000           4,136,250
Sartell Health Care & Housing Facilities
     Nursing Home Revenue Bonds
     Series 2001A
         09-01-30               8.00               1,000,000           1,004,210
Sartell Health Care & Housing Facilities
     Revenue Bonds The Foundation for
     Health Care Continuums Series 1999A
         09-01-29               6.63               3,000,000           2,646,120
Shoreview Senior Housing
     Revenue Bonds Series 1996
         02-01-26               7.25               3,200,000           3,138,592
Southeastern Minnesota Multi-county
     Housing & Redevelopment Authority
     Winona County Unlimited Tax
     General Obligation Bonds Series 1997
         01-01-28               5.35               1,170,000           1,151,432

Southern Minnesota Municipal
     Power Agency
     Power Supply System
     Pre-refunded Revenue
     Bonds Series 1992A Escrowed to Maturity
     (MBIA Insured)
         01-01-18               5.75               1,970,000           2,083,827


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
61 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Southern Minnesota Municipal
     Power Agency
     Power Supply System Revenue Bonds
     Zero Coupon Series 1994A (MBIA Insured)
         01-01-19               6.67%            $19,500,000(f)       $7,725,119
         01-01-22               6.88              12,000,000(f)        3,984,120
         01-01-24               6.08               5,150,000(f)        1,522,083
Southern Minnesota Municipal
     Power Agency
     Revenue Bonds Series 1992A
         01-01-18               5.75               1,895,000           1,930,437
Southern Minnesota Municipal
     Power Agency
     Revenue Bonds Series 1993A
     (MBIA Insured)
         01-01-16               4.75               9,165,000           8,848,073

Spring Park Health Care Facilities
     Pre-refunded Revenue Bonds Twin Birch
     Health Care Center Series 1991
         08-01-11               8.25               1,780,000           1,823,717
St. Cloud Certificates of Participation
     Series 1997
         12-01-17               5.90                 400,000(e)          407,220
St. Cloud Hospital Facility
     Pre-refunded Revenue Bonds
     St. Cloud Hospital Series 1990B
     (AMBAC Insured)
         07-01-20               7.00               3,000,000           3,060,690
St. Cloud Hospital Facility
     Refunding Revenue Bonds
     Series 1993C (AMBAC Insured)
         10-01-20               5.30               1,515,000           1,514,864
St. Louis Park Health Care Facilities
     Revenue Bonds Healthsystem Minnesota
     Obligated Group Series 1993A
     (AMBAC Insured)
         07-01-23               5.20               3,250,000           3,191,500
St. Louis Park Health Care Facilities
     Revenue Bonds Healthsystem Minnesota
     Obligated Group Series 1994
     Inverse Floater (AMBAC Insured)
         07-01-13               6.67               7,000,000(g)        7,043,750

St. Louis Park Multi-family
     Housing Refunding
     Revenue Bonds Park Boulevard Towers
     Series 1996
         04-01-31               7.00               3,925,000           3,941,132
St. Paul Housing &
     Redevelopment Authority
     Health Care Facilities Revenue Bonds
     Lyngblomsten Care Center Series 1993
         11-01-06               7.13                 750,000             750,885
         11-01-17               7.13               1,775,000           1,727,270
St. Paul Housing &
     Redevelopment Authority
     Health Care Facilities Revenue Bonds
     Lyngblomsten Multi-family
     Rental Housing
     Series 1993
         11-01-24               7.00               1,845,000           1,811,513
St. Paul Housing &
     Redevelopment Authority
     Health Care Facilities Revenue Bonds
     Regions Hospital Series 1998
         05-15-28               5.30               2,375,000           2,044,400
St. Paul Housing &
     Redevelopment Authority
     Lease Revenue Bonds
     Community of Peace Academy
     Series 2001A
         12-01-30               7.88               2,390,000           2,413,948
St. Paul Housing &
     Redevelopment Authority
     Lease Revenue Bonds
     Minnesota Business Academy
     Series 2000
         03-01-30               8.00               3,775,000           3,818,413
St. Paul Housing &
     Redevelopment Authority
     Sales Tax Revenue Bonds Civic Center
     Escrowed to Maturity Series 1993
     (MBIA Insured)
         11-01-23               5.55               7,500,000           7,732,274
St. Paul Housing &
     Redevelopment Authority
     Single Family Housing
     Mortgage Refunding
     Revenue Mortgage-backed Bonds
     Middle Income Series 1995
     (FNMA Insured)
         03-01-28               6.80               3,345,000           3,561,723

St. Paul Independent School District #625
     Certificates of Participation Series 1999A
         02-01-19               4.75               1,000,000             949,600
St. Paul Port Authority Revenue Bonds
     Hotel Facilities Radisson Kellogg
     2nd Series 1999
         08-01-29               7.38               3,500,000           3,482,815
St. Paul Port Authority Unlimited Tax
     General Obligation Bonds
     Series 1994
         03-01-24               5.13               4,770,000           4,722,348
State Agricultural & Economic Development
     Board Health Care Facilities
     Facilities Refunding
     Revenue Bonds Benedictine Health System
     St. Mary's Health System Duluth Clinic
     Obligated Group Series 1999A
     (MBIA Insured)
         02-15-23               5.00               1,795,000           1,733,898
State Agricultural & Economic Development
     Board Health Care Facilities
     Revenue Bonds
     Benedictine Health Series 1999A
     (MBIA Insured)
         02-15-16               4.75               1,000,000             955,430
State General Obligation
     Various Purpose Pre-refunded
     Bonds Series 1991
         08-01-11               6.70               6,000,000           6,021,180
State Higher Education Facilities Authority
     Gustavus Adolphus College
     Revenue Bonds 4th Series 1998X
         10-01-24               4.80               2,340,000           2,118,355
State Higher Education Facilities Authority
     Northwestern College of Chiropractic
     Mortgage Revenue Bonds 4th
     Series 1999Z
         10-01-13               5.20                 275,000             270,672
State Housing Finance Agency
     Single Family Housing Mortgage
     Pre-refunded Revenue Bonds Series 1994L
     A.M.T.
         07-01-20               6.70                 710,000             742,355
State Housing Finance Agency
     Single Family Housing Mortgage
     Revenue Bonds Series 1992A
         07-01-16               6.95               1,925,000           1,975,300
State Housing Finance Agency
     Single Family Housing Mortgage
     Revenue Bonds Series 1996J
     A.M.T.
         07-01-21               5.60                 440,000             443,106
State Housing Finance Agency
     Single Family Housing Mortgage
     Revenue Bonds Series 1997K
     A.M.T.
         01-01-26               5.75               2,935,000           2,978,203
State Public Facilities Authority Water
     Pollution Control Revenue Bonds
     Series 1998A
         03-01-16               4.75               3,500,000           3,413,095
State University Board of Regents
     General Obligation Bonds
     Inverse Floater Series 1993A
         08-15-03               5.67               5,000,000(g)        5,231,250
State University Board of Regents
     General Obligation Bonds Series 1996A
         07-01-21               5.50              12,500,000          13,219,374

State University Board of
     Regents Refunding
     Revenue Bonds Series 1986A
     Escrowed to Maturity
         02-01-11               6.00               4,625,000           4,638,043

Steele County Health Care Facilities
     Revenue Bonds Elderly Housing Project
     Series 2000
         06-01-30               6.88               2,205,000           2,319,550
Vadnais Heights Multi-family Housing
     Refunding Revenue Bonds
     Cottages of Vadnais Heights
     Series 1995 A.M.T.
         12-01-31               7.00               3,070,000           3,020,420
Vadnais Heights Multi-family Housing
     Tax Credit Revenue Bonds
     Series 1997 A.M.T.
         07-15-09               7.00               1,080,000           1,064,988

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
62 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Washington County Housing &
     Redevelopment Authority Refunding
     Revenue Bonds Woodbury
     Multi-family Housing Series 1996
         12-01-23               6.95%             $1,895,000          $1,882,095
Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 1987A
     (MBIA Insured)
         01-01-15               5.50               6,250,000           6,252,750
Western Minnesota Municipal
     Power Agency Refunding
     Revenue Bonds Series 1987A
         01-01-15               5.50               5,000,000           5,001,200
Windom Independent School District #177
     Unlimited Tax General Obligation Bonds
     Series 1999
         02-01-24               4.75               2,195,000           2,015,888
Woodbury Senior Housing
     Revenue Bonds Summer House
     of Woodbury Series 1999
         07-01-34               6.40               5,145,000           4,882,091

Total municipal bonds
(Cost: $364,150,324)                                                $373,475,984

Municipal notes (7.7%)

Issuer(c,d)               Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

Cohasset Revenue Bonds
     (Minnesota Power & Light)
     V.R. Series 1997B
         06-01-13               3.50%               $700,000(h)         $700,000
         06-01-20               3.50               1,000,000(h)        1,000,000
Cohasset Revenue Bonds
     (Minnesota Power & Light)
     V.R.D.N. Series 1997A
         06-01-20               3.50               5,045,000(h)        5,045,000
Cohasset Revenue Bonds
     (Minnesota Power & Light)
     V.R.D.N. Series 1997B
         06-01-13               3.50                 815,000(h)          815,000
Cohasset Revenue Bonds
     (Minnesota Power & Light)
     V.R.D.N. Series 1997D
         06-01-13               3.50                 100,000(h)          100,000

Duluth Health Facilities Revenue Bonds
     Miller-Dwan Medical Center V.R.
     Series 1997
         06-01-19               3.50               8,550,000(h)        8,550,000

Minneapolis & St. Paul Housing &
     Health Care Facilities Revenue Bonds
     Presbyterian Homes V.R. Series 1999B
         09-01-29               3.50               1,490,000(h)        1,490,000

Minneapolis & St. Paul Housing &
     Redevelopment Authority
     Health Care System
     Revenue Bonds
     Children's Hospital V.R. Series 1995B
         08-15-25               3.55               9,920,000(h)        9,920,000

Rochester Health Care Facility
     Revenue Bonds (Mayo Clinic)
     C.P. Series 2000B
         07-11-01               2.60               1,000,000           1,000,000
State Higher Education Facilities Authority
     Revenue Bonds St. Olaf College
     V.R. 5th Series 2000H
         10-01-30               3.50               3,000,000(h)        3,000,000

Total municipal notes
(Cost: $31,620,000)                                                  $31,620,000

Total investments in securities
(Cost: $395,770,324)(i)                                             $405,095,984

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
63 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Minnesota Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guarantee Insurance Corporation
     FHA      -- Federal Housing Authority
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- Municipal Bond Investors Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2001, the value of securities subject to alternative minimum tax represented 13.69% of net assets.

     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2001.

(e) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                         Notional amount
     Sale contracts
     Municipal Bonds, Sept. 2001                                  $25,000,000

(f) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.


(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2001. As of June 30, 2001, the value of inverse floater securities represented 5.9% of net assets.

(h)  Interest rate disclosed is the rate in effect on June 30, 2001.

(i) At June 30, 2001, the cost of securities for federal income tax purposes was $395,770,324 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $17,264,983
     Unrealized depreciation                                       (7,939,323)
                                                                   ----------
     Net unrealized appreciation                                  $ 9,325,660
                                                                  -----------


--------------------------------------------------------------------------------
64 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities
AXP New York Tax-Exempt Fund

June 30, 2001

(Percentages represent value of investments compared to net assets)

Municipal bonds (89.9%)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Albany County Airport Authority
     Airport Revenue Bonds
     Series 1997 (FSA Insured) A.M.T.
         12-15-19               5.50%               $250,000            $256,970
Broome County
     Certificates of Participation
     Public Safety Facilities
     Series 1994 (MBIA Insured)
         04-01-22               5.25               1,300,000           1,300,975
Buffalo Municipal Water Finance Authority
     Water System Revenue Bonds
     Series 1995 (FGIC Insured)
         07-01-25               5.00               1,000,000(g)          966,100
Erie County Unlimited Tax
     General Obligation Bonds
     Series 1995B (FGIC Insured)
         06-15-25               5.50                 700,000             713,860
Erie County Water Authority
     Water Works System
     Revenue Bonds Series 1990A
     Escrowed to Maturity (AMBAC Insured)
         12-01-08               6.00               1,765,000           1,949,584
Huntington Housing Authority
     Senior Housing Facilities
     Revenue Bonds
     Gurwin Jewish Senior Residences
     Series 1999A
         05-01-39               6.00               1,750,000           1,460,743
Kenmore Housing Authority
     Multi-family Housing Revenue Bonds
     State University Buffalo Student
     Apartments Series 1999A
     (Asset Guaranty)
         08-01-24               5.50               1,000,000           1,010,750
Long Island Power Authority
     Electronic Systems Revenue Bonds
     Sub Series 1998A (AMBAC Insured)
         04-01-09               5.25               1,000,000           1,070,870
Metropolitan Transportation Authority
     Commuter Facilities Service Contract
     Refunding Revenue Bonds
     5th Series 1991
         07-01-16               6.50               1,775,000           1,812,648
Metropolitan Transportation Authority
     Dedicated Tax Revenue Bonds
     Series 1998A (FGIC Insured)
         04-01-28               4.75               1,000,000             932,290
Metropolitan Transportation Authority
     Transportation Facilities Revenue Bonds
     Series 1998A (MBIA Insured)
         07-01-24               4.75               1,500,000           1,410,030
Monroe County Airport Authority
     Airport Refunding Revenue Bonds
     Greater Rochester International Airport
     Series 1999 (MBIA Insured) A.M.T.
         01-01-16               5.88               1,500,000           1,657,155
Mount Vernon Industrial Development
     Agency Civic Facilities Revenue Bonds
     Wartburg Senior Housing Meadowview
     Series 1999
         06-01-29               6.20               1,000,000             847,760
New York
     Unlimited General Obligation Bonds
     Series 1997D
         08-01-03               5.25               1,000,000           1,042,100
New York City Health & Hospital
     Revenue Bonds Series 1993A
         02-15-20               6.30                 870,000             931,822


New York City Industrial Development
     Agency Civic Facilities
     Refunding
     Revenue & Improvement
     Bonds Lighthouse International
     Series 1998
     (MBIA Insured)
         07-01-23               4.50                 200,000             176,680
New York City Industrial Development
     Agency Civic Facilities
     Revenue Bonds
     Riverdale Country School
     Series 1997 (MBIA Insured)
         06-01-17               5.25               1,000,000           1,018,110
New York City Industrial Development
     Agency Civic Facilities
     Revenue Bonds
     Rockefeller Foundation Series 1993
         07-01-23               5.38               2,000,000           2,026,920
New York City Industrial Development
     Agency Civic Facilities
     Revenue Bonds
     Touro College Series 1999A
         06-01-29               6.35               1,000,000             927,570
New York City Industrial Development
     Agency Civic Facilities
     Revenue Bonds
     Trinity Episcopal School
     Series 1997 (MBIA Insured)
         06-15-27               5.25               1,000,000             997,580
New York City Industrial Development
     Agency Civic Facilities
     Revenue Bonds
     YMCA Series 1997
         08-01-16               5.80               1,000,000             990,230
New York City Municipal Water
     Finance Authority Water & Sewer System
     Revenue Bonds Series 1993
     Inverse Floater (MBIA Insured)
         06-15-09               6.73               2,000,000(f)        2,147,500

New York City Municipal Water
     Finance Authority Water & Sewer System
     Revenue Bonds Series 1996B
     (MBIA Insured)
         06-15-26               5.75                 500,000             522,255
New York City Transitional Cultural
     Resources Revenue Bonds Museum of
     American Folk Art Series 2000
     (ACA Insured)
         07-01-22               6.00               1,000,000           1,028,010

New York City Transitional Finance
     Authority Future Secured
     Sales Tax Revenue Bonds
     Series 1998B
         11-15-23               4.75               1,500,000           1,384,230
New York City Transitional
     Finance Authority
     Future Secured Sales Tax Revenue Bonds
     Series 1999C
         05-01-25               5.50               1,000,000           1,027,450
New York City Transitional
     Finance Authority
     Future Secured Sales Tax Revenue Bonds
     Series 2001C
         02-01-08               5.50               1,500,000           1,625,520

New York City Unlimited Tax
     General Obligation Bonds
     Series 1996G
         02-01-17               5.75               1,000,000           1,042,180
New York City Unlimited Tax
     General Obligation Bonds
     Series 1996J
         02-15-19               5.88               1,000,000           1,045,090
New York City Unlimited Tax
     General Obligation Bonds
     Series 1999I (MBIA Insured)
         04-15-29               5.00               1,000,000             959,350

New York City Unlimited Tax
     General Obligation Bonds
     Series 2000R Inverse Floater
     (FGIC Insured)
         05-15-16              11.52               1,000,000(f)        1,223,830

New York City Unlimited Tax
     General Obligation Pre-refunded
     Revenue Bonds Series 1994B-1
         08-15-16               7.00               1,500,000           1,679,970

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
65 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP New York Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

North Hempstead Unlimited Tax
     General Obligation Various Purpose Bonds
     Series 1998A (FGIC Insured)
         01-15-23               4.75%             $1,000,000            $933,480
Oneida County Industrial Development
     Agency Civic Facilities Revenue Bonds
     Mohawk Valley Handicapped Services
     Series 1999 (ACA Insured)
         03-15-19               5.30                 500,000             476,765
Port Authority Special Obligation
     Revenue Bonds KIAC Partners
     4th Series 1996 A.M.T.
         10-01-19               6.75               1,500,000           1,557,180
State Dormitory Authority
     Revenue Bonds Frances Schervier Home
     Series 1997 (Asset Guaranty)
         07-01-17               5.50               1,000,000           1,019,440
State Dormitory Authority
     College Revenue Bonds
     Barnard College Series 1996
     (AMBAC Insured)
         07-01-16               5.25               1,140,000           1,164,647
State Dormitory Authority
     College Revenue Bonds
     Consolidated City University System
     Series 1993A
         07-01-13               5.75               3,000,000           3,336,059
State Dormitory Authority
     College Revenue Bonds
     Cooper Union Series 1996
     (AMBAC Insured)
         07-01-20               5.38                 860,000             874,293
State Dormitory Authority
     College Revenue Bonds
     Culinary Institute of America
     Series 1997 (MBIA Insured)
         07-01-17               5.00                 500,000             500,000
State Dormitory Authority
     College Revenue Bonds
     Long Island University
     Series 1999 (Asset Guaranty)
         09-01-28               5.25               1,400,000           1,384,894
State Dormitory Authority
     College Revenue Bonds Siena College
     Series 2001 (MBIA Insured)
         07-01-03               4.25                 330,000(e)          337,435
State Dormitory Authority
     College Revenue Bonds
     St. Thomas Aquinas College
     Series 1998 (Asset Guaranty)
         07-01-14               5.00               1,125,000           1,126,609
State Dormitory Authority
     Pre-refunded College Revenue Bonds
     Consolidated City University
     System 3rd General Resolution
     2nd Series 1994
     (MBIA Insured)
         07-01-19               6.25               1,500,000           1,629,660
State Dormitory Authority
     Pre-refunded Revenue Bonds
     Series 1990B
         05-15-11               7.50                 415,000             515,899
State Dormitory Authority
     Revenue Bonds
     Mount Sinai Health
     Series 2000A
         07-01-25               6.50                 500,000             529,400
State Dormitory Authority
     Revenue Bonds
     NYACK Hospital
     Series 1996
         07-01-13               6.25               1,000,000             867,240
State Dormitory Authority
     Revenue Bonds
     Pratt Institute Series 1999
     (Asset Guaranty)
         07-01-20               6.00               1,500,000           1,609,635
State Dormitory Authority
     Revenue Bonds
     St. Francis Hospital
     Series 1999A (MBIA Insured)
         07-01-29               5.50               1,000,000           1,021,610
State Dormitory Authority
     State University Educational Facilities
     Refunding Revenue Bonds Series 1993A
     (AMBAC Insured)
         05-15-15               5.25               1,000,000           1,055,550
         05-15-19               5.50               2,000,000           2,131,840
State Dormitory Authority
     Un-refunded Revenue Bonds
     Series 1990B
         05-15-11               7.50               1,485,000           1,766,214

State Energy Research & Development
     Authority Gas Facilities Revenue Bonds
     Residual Certificates Series 2000
     Inverse Floater (MBIA Insured)
         01-01-21              10.47                 400,000(f)          421,912

State Energy Research & Development
     Authority Gas Facilities Revenue Bonds
     Brooklyn Union Gas
     Series 1996 (MBIA Insured)
         01-01-21               5.50               1,000,000           1,021,910

State Energy Research & Development
     Authority Pollution Control
     Refunding Revenue Bonds
     Rochester Gas & Electric
     Series 1992B (MBIA Insured) A.M.T.
         05-15-32               6.50               2,500,000           2,576,300
State Energy Research & Development
     Authority Solid Waste Disposal
     Revenue Bonds
     State Electric & Gas Company
     Series 1993A (MBIA Insured) A.M.T.
         12-01-28               5.70               3,000,000           3,056,670

State Environmental Facilities
     State Water Revolving Fund
     Pollution Control Revenue Bonds
     Series 1990A
         06-15-12               7.50               3,000,000           3,089,250
State Local Government Assistance
     Sales Tax Refunding Revenue Bonds
     Series 1997B (MBIA Insured)
         04-01-20               4.88               1,000,000             962,440
State Local Government Assistance
     Sales Tax Revenue Bonds
     Series 1992C
         04-01-22               5.50               1,500,000           1,503,705
State Medical Care Facilities
     Finance Agency Mental Health Services
     Revenue Bonds Series 1994A
     (FSA Insured)
         08-15-23               5.25               1,500,000           1,488,270
State Mortgage Agency Homeowner
     Mortgage Refunding Revenue Bonds
     Series 1991TT
         04-01-15               7.50                 760,000             776,188
State Mortgage Agency Homeowner
     Mortgage Revenue Bonds 27th
     Series 1992
         04-01-15               6.90               3,000,000           3,105,390
State Urban Development
     Capital Correctional Facilities
     Refunding Lease Revenue Bonds
     Series 1994A (FSA Insured)
         01-01-21               5.25               2,500,000           2,503,950
State Urban Development
     Capital Correctional Facilities
     Revenue Bonds 5th Series 1995
     (MBIA Insured)
         01-01-25               5.50                 750,000(g)          762,083

Suffolk County Industrial Development
     Agency Continuing Care Retirement
     Revenue Bonds
     Jeffersons Ferry Series 1999A
         11-01-28               7.25               1,500,000           1,560,645

Troy Municipal Assistance
     General Obligation
     Revenue Bonds
     Series 1996A (MBIA Insured)
         01-15-22               5.00               1,250,000           1,218,638
Ulster County Independent Development
     Agency Civic Facilities Revenue Bonds
     Benedictine Hospital Series 1999A
         06-01-24               6.45               1,950,000           1,706,250
United Nations Development Senior Lien
     Pre-refunded Revenue Bonds
     Series 1992A
         07-01-26               6.00               4,500,000           4,847,489
Utica Industrial Development Agency
     Civic Facilities Revenue Bonds
     Munson-Williams-Proctor
     Series 1996A (MBIA Insured)
         07-15-16               5.50                 750,000             771,698

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
66 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP New York Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Westchester County Industrial Development
     Agency Continuing Care Retirement
     Revenue Bonds Hebrew Hospital
     Senior Housing Series 2000A
         07-01-30               7.38%             $1,000,000            $999,870
Yonkers Unlimited Tax
     General Obligation Bonds
     Series 2001B (AMBAC Insured)
         12-15-07               3.88               1,010,000           1,008,323

Total municipal bonds
(Cost: $88,804,546)                                                  $94,404,963

Municipal notes (8.9%)

Issuer(c,d)                Effective                  Amount            Value(a)
                               yield              payable at
                                                    maturity

Long Island Power Authority
     Electric Systems Revenue Bonds
     V.R. Series 1998B-2
         05-01-33               3.10%               $200,000            $200,000

New York City Municipal Water
     Finance Authority
     Water & Sewer System Revenue Bonds
     V.R. Series 1994G
         06-15-24               3.10               7,600,000           7,600,000
New York City Transitional
     Finance Authority
     Future Secured Tax Revenue Bonds
     V.R. Series 1998C
         05-01-28               3.20                 400,000             400,000

New York General Obligation Bonds
     V.R. Series 1993A-7
         08-01-20               3.15               1,100,000           1,100,000

Total municipal notes
(Cost: $9,300,000)                                                    $9,300,000

Total investments in securities
(Cost: $98,104,546)(h)                                              $103,704,963

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guarantee Insurance Corporation
     FHA      -- Federal Housing Authority
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- Municipal Bond Investors Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2001, the value of securities subject to alternative minimum tax represented 8.67% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2001.

(e) At June 30, 2001, the cost of securities purchased, including interest purchased, on a when-issued basis was $338,759.


(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2001. As of June 30, 2001, the value of inverse floater securities represented 3.6% of net assets.


(g) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                         Notional amount
     Sale contracts
     Municipal Bonds, Sept. 2001                                   $1,500,000


(h) At June 30, 2001, the cost of securities for federal income tax purposes was $98,307,650 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $6,389,436
     Unrealized depreciation                                         (992,123)
                                                                     --------
     Net unrealized appreciation                                   $5,397,313
                                                                   ----------


--------------------------------------------------------------------------------
67 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Investments in Securities
AXP Ohio Tax-Exempt Fund

June 30, 2001

(Percentages represent value of investments compared to net assets)

Municipal bonds (91.6%)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Akron Bath Copley Joint Township
     Hospital District Revenue Bonds
     Summa Hospital Series 1998A
         11-15-24               5.38%             $1,500,000          $1,257,510
Avon Lake General Obligation
     Refunding Bonds Series 2001
     (AMBAC Insured)
         12-01-20               5.00                 500,000(e)          490,840
Barberton Limited Tax Various Purpose
     General Obligation Bonds Series 1989
         12-01-09               7.35                 630,000             638,474
Bellefontaine Hospital Facility
     Refunding Revenue Bonds
     Mary Rutan Health Association
     of Logan County Series 1993
         12-01-13               6.00               1,000,000             948,790
Buckeye Valley Local School District
     School Improvement Unlimited Tax
     General Obligation Bonds
     Series 1995A (MBIA Insured)
         12-01-20               5.25               1,000,000           1,005,370
Butler County Hospital Facility Improvement
     Refunding Revenue Bonds
     Fort Hamilton-Hughes Memorial Center
     Series 1991
         01-01-10               7.50               1,750,000           1,823,605
Carroll Water & Sewer District
     Unlimited Tax General Obligation Bonds
     Series 1998
         12-01-10               6.25                 415,000             426,309
Carroll Water & Sewer District
     Water System Improvement Unlimited Tax
     General Obligation Bonds Series 1996
         12-01-10               6.25                 895,000             919,774
Celina Local School District
     Unlimited General Obligation Bonds
     Series 1996 (FGIC Insured)
         12-01-20               5.25               1,000,000           1,006,450
Cincinnati School District School
     Improvement General Obligation
     Bonds Series 2001 (MBIA Insured)
         12-01-02               4.00                 805,000             817,300
Clermont County Hospital Facility
     Revenue Bonds Mercy Health System
     Province of Cincinnati
     Series 1989A (AMBAC Insured)
         09-01-19               7.50                 165,000             166,322
Cleveland Airport Systems Revenue Bonds
     Series 1997A (FSA Insured) A.M.T.
         01-01-17               5.13               1,000,000             988,940
Cleveland Waterworks Improvement
     1st Mtge Refunding Revenue Bonds
     Series F 1992B (AMBAC Insured)
         01-01-16               6.25               1,000,000           1,033,620
Columbus Tax Increment Finance
     Revenue Bonds Easton
     Series 1999 (AMBAC Insured)
         12-01-24               4.88               1,000,000             938,220
Coshocton County Solid Waste Disposal
     Refunding Revenue Bonds
     Stone Container Series 1992
         08-01-13               7.88               1,000,000           1,020,970
Cuyahoga County Health Care Facilities
     Refunding Revenue Bonds Judson
     Retirement Community Series 1996A
         11-15-18               7.25               1,000,000           1,023,330
Cuyahoga County Hospital
     Facilities Revenue Bonds
     Canton Series 2000
         01-01-30               7.50               1,000,000           1,042,780
Cuyahoga County Hospital
     Improvement Revenue Bonds
     University Hospitals Health System
     Series 1992 (AMBAC Insured)
         01-15-11               6.50                 500,000             520,075
Cuyahoga County Hospital
     Refunding Revenue Bonds
     Cleveland Clinic Foundation
     Series 1992C (MBIA Insured)
         11-15-11               5.50               1,500,000           1,547,385
Cuyahoga County Hospital
     Revenue Bonds
     Meridia Health System
     Series 1991
         08-15-23               7.00               1,000,000           1,025,360
Cuyahoga County Hospital
     Revenue Bonds
     Mount Sinai Medical Center
     Series 1991 (AMBAC Insured)
         11-15-21               6.63                 600,000             620,706
Cuyahoga County Hospital
     Revenue Bonds
     University Hospitals Health System
     Series 1999 (AMBAC Insured)
         01-15-19               5.40               1,000,000           1,019,700
Cuyahoga County Limited Tax
     General Obligation Bonds
     Series 1993
         05-15-13               5.60                 500,000             545,240
Dayton Water System Refunding
     Revenue Bonds Series 1999 (FSA Insured)
         12-01-02               4.00               1,000,000           1,015,280
Delaware County Sewer Improvement
     Limited Tax General Obligation Bonds
     Series 1995
         12-01-15               5.25               1,000,000           1,016,920
Dover Limited Tax Improvement
     General Obligation Bonds
     Municipal Sewer System
     Series 1989
         12-01-09               7.10                 930,000             945,810
Erie County Hospital Improvement
     Refunding Revenue Bonds
     Firelands Community Hospital
     Series 1992
         01-01-15               6.75               2,000,000           2,052,620
Franklin County Health Care Facilities
     Refunding Revenue Bonds
     Lutheran Senior City Incorporated
     Series 1999
         12-15-28               6.13               1,250,000           1,043,600
Franklin County Multi-family Housing
     Refunding Revenue Bonds
     Jefferson Chase Apartments
     Series 1998B A.M.T.
         11-01-35               6.40               1,000,000             918,620
Franklin County Multi-family Housing
     Refunding Revenue Bonds
     West Bay Apartments Series 1998
     A.M.T.
         12-01-25               6.38                 990,000             700,128
Hamilton County Hospital Facilities
     Revenue Bonds Children's Hospital
     Medical Center Series 1998G
     (MBIA Insured)
         05-15-28               4.75                 500,000             452,910
Hamilton County Sales Tax
     Revenue Bonds
     Hamilton County Football
     Series 1998A (MBIA Insured)
         12-01-17               4.75               1,000,000             960,590
Hamilton County Sales Tax
     Revenue Bonds
     Hamilton County Football
     Series 1998B (MBIA Insured)
         12-01-27               5.00               1,000,000             959,070
Hilliard County School District
     Unlimited Tax General Obligation Bonds
     Series 1996A (FGIC Insured)
         12-01-20               5.00               1,000,000             984,090
Jackson County Hospital Facilities
     Revenue Bonds Consolidated
     Health System
     Jackson Hospital Series 1999
     (Asset Guaranty)
         10-01-20               6.13               1,000,000           1,056,170
Lakota Local School District Unlimited Tax
     Improvement General Obligation Bonds
     Series 1994 (AMBAC Insured)
         12-01-14               6.25               2,000,000           2,216,539

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
68 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Ohio Tax-Exempt Fund
Municipal bonds (continued)

Name of                       Coupon               Principal            Value(a)
issuer and                      rate                  amount
title of issue(b,c)

Lorain County Hospital Facilities Refunding
     Revenue Bonds EMH Regional Medical
     Center Series 1995 (AMBAC Insured)
         11-01-21               5.38%             $2,000,000          $2,009,980

Lorain County Independent
     Living & Hospital
     Facilities Refunding Revenue Bonds
     Elyria United Methodist Series 1996C
         06-01-22               6.88               1,000,000           1,005,650

Mahoning Valley Sanitary District Water
     Refunding Revenue Bonds
     Series 1999 (FSA Insured)
         11-15-18               5.75               1,000,000           1,057,370
Marion County Health Care Facilities
     Improvement Refunding Revenue Bonds
     United Church Homes Series 1993
         11-15-10               6.38                 885,000             853,813
Marysville Sewer System 1st Mortgage
     Revenue Bonds Series 1988
     (BIG Insured)
         02-15-08               7.85                 300,000             300,825
Marysville Water System Mortgage
     Revenue Bonds
     Series 1991 (MBIA Insured)
         12-01-21               7.05               1,000,000           1,028,180
Montgomery County Hospital Facilities
     Refunding Revenue Bonds
     Kettering Medical Center Series 1999
         04-01-22               6.75               1,000,000           1,004,110
Montgomery County Water
     Revenue Bonds
     Greater Moraine-Beavercreek District
     Series 1992 (FGIC Insured)
         11-15-17               6.25               1,000,000           1,037,640
North Olmstead County
     General Obligation Bonds
     Series 1996 (AMBAC Insured)
         12-01-16               5.00               1,500,000           1,504,035
         12-01-21               5.00                 200,000             195,982
Oak Hills Local School District
     Unlimited Tax General Obligation Bonds
     Series 1997 (MBIA Insured)
         12-01-25               5.13               1,000,000             981,510
Orrville Electric System
     Refunding Revenue & Improvement
     Mortgage Bonds Series 1997
     (AMBAC Insured)
         12-01-17               5.10               1,000,000           1,004,170
Rural Loraine County Water Authority
     Water Resource Improvement
     Pre-refunded Revenue Bonds
     Series 1991 (AMBAC Insured)
         10-01-11               7.00               1,000,000           1,020,810
Stark County Health Care Facilities
     Refunding Revenue Bonds
     Rose Lane Series 1998
     (GNMA/FHA Insured)
         07-20-33               5.45                 215,000(e)          213,701
State Air Quality Development Authority
     Refunding Revenue Bonds
     JMG Funding Limited Partnership
     Series 1994 (AMBAC Insured) A.M.T.
         01-01-29               6.38               2,000,000           2,103,800
         04-01-29               6.38                 500,000             525,950
State Air Quality Development Authority
     Revenue Bonds Columbus & Southern
     Series 1985A (FGIC Insured)
         12-01-20               6.38               1,000,000           1,039,810
State Department of Administrative Services
     Certificate of Participation Ohio Center
     Series 1998 (AMBAC Insured)
         07-15-28               5.00                 550,000             527,560
State Housing Finance Agency
     Mortgage Revenue Bonds
     Aristocrat South Board & Care
     Series 1991A (FHA Insured) A.M.T.
         08-01-31               7.30               1,500,000           1,546,095
State Municipal Electric Generation Agency
     Revenue Bonds Joint Venture #5
     Series 1993 (AMBAC Insured)
         02-15-24               5.38               2,000,000           2,004,760
State Turnpike Commission Revenue
     Bonds Series 1998B (FGIC Insured)
         02-15-24               4.50               1,000,000             885,340
         02-15-28               4.75                 800,000             728,952
State Turnpike Revenue Bonds
     Series 1994A
         02-15-24               5.75               1,000,000           1,077,380
State Turnpike Revenue Bonds
     Series 1996A (MBIA Insured)
         02-15-26               5.50               1,000,000           1,091,400
State Valley School District School
     Improvement Unlimited Tax
     General Obligation Bonds
     Counties of Adams & Highland
     Series 1995 (MBIA Insured)
         12-01-21               5.25               2,000,000           2,007,480
State Water Development Authority
     Pollution Control Refunding Revenue
     Bonds Cleveland Electric Illuminating
     Series 1995
         08-01-25               7.70               1,000,000           1,082,330
State Water Development Authority
     Pollution Control Refunding Revenue
     Bonds Toledo Edison Series 1994A
     A.M.T.
         10-01-23               8.00               1,000,000           1,082,590
State Water Development Authority
     Refunding & Improvement
     Revenue Bonds
     Pure Water Series 1992
     (AMBAC Insured)
         12-01-18               5.50                 750,000             759,750
State Water Development Authority
     Solid Waste Disposal Revenue Bonds
     Northstar BHP Steel Cargill
     Series 1995 A.M.T.
         09-01-20               6.30                 500,000             518,005
Streetsboro City School District
     School Improvement Unlimited
     Tax General Obligation Bonds
     Series 2001 (MBIA Insured)
         12-01-25               5.00               1,000,000             963,110
Swanton Local School District School
     Improvement Unlimited Tax
     General Obligation Bonds Series 2001
     (FGIC Insured)
         12-01-02               3.10                 550,000             551,562
University of Cincinnati
     Certificates of Participation
     Student Recreation Center
     Series 1996 (MBIA Insured)
         06-01-24               5.13               1,000,000             978,190
Warren County Various Purpose
     Limited Tax General Obligation Bonds
     Series 1992
         12-01-12               6.10                 500,000             571,780
Youngstown State University
     General Receipts College Revenue Bonds
     Series 1998 (AMBAC Insured)
         12-15-16               4.75               1,000,000             974,330


Total municipal bonds
(Cost: $66,401,373)                                                  $69,387,367


Municipal notes (7.0%)
Issuer(c,d)                Effective                  Amount            Value(a)
                               yield              payable at
                                                    maturity

State Air Quality Development Authority
     Pollution Control Refunding
     Revenue Bonds
     Ohio Edison V.R. Series 2000C A.M.T.
         09-01-18               3.45%             $1,200,000          $1,200,000
State Air Quality Development Authority
     Pollution Control Refunding
     Revenue Bonds
     Toledo Edison V.R. Series 2000A
         04-01-24               3.30               2,600,000           2,600,000
         12-01-26               2.65               1,000,000           1,000,000
State Water & Air Development Authority
     Pollution Facilities Refunding
     Revenue Bonds
     Toledo Edison V.R. Series 2000A
         04-01-24               3.30                 500,000             500,000

Total municipal notes
(Cost: $5,300,000)                                                    $5,300,000


Total investments in securities
(Cost: $71,701,373)(f)                                               $74,687,367


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
69 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

AXP Ohio Tax-Exempt Fund
Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA      -- ACA Financial Guaranty Corporation
     AMBAC    -- American Municipal Bond Association Corporation
     BIG      -- Bond Investors Guarantee
     CGIC     -- Capital Guaranty Insurance Company
     FGIC     -- Financial Guarantee Insurance Corporation
     FHA      -- Federal Housing Authority
     FNMA     -- Federal National Mortgage Association
     FSA      -- Financial Security Assurance
     GNMA     -- Government National Mortgage Association
     MBIA     -- Municipal Bond Investors Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T.   -- Alternative Minimum Tax -- As of June 30, 2001, the value of securities subject to alternative minimum tax represented 12.66% of net assets.
     B.A.N.   -- Bond Anticipation Note
     C.P.     -- Commercial Paper
     R.A.N.   -- Revenue Anticipation Note
     T.A.N.   -- Tax Anticipation Note
     T.R.A.N. -- Tax & Revenue Anticipation Note
     V.R.     -- Variable Rate
     V.R.D.B. -- Variable Rate Demand Bond
     V.R.D.N. -- Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2001.

(e) Partially pledged as initial margin deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                         Notional amount
     Sale contracts
     Municipal Bonds, Sept. 2001                                   $1,500,000


(f) At June 30, 2001, the cost of securities for federal income tax purposes was $71,701,373 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $3,860,660
     Unrealized depreciation                                         (874,666)
                                                                     --------
     Net unrealized appreciation                                   $2,985,994
                                                                   ----------


--------------------------------------------------------------------------------
70 AXP STATE TAX-EXEMPT FUNDS -- ANNUAL REPORT

Independent Auditors' Report
THE BOARD AND SHAREHOLDERS
AXP SPECIAL TAX-EXEMPT SERIES TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Insured Tax-Exempt Fund (a fund within AXP Special Tax-Exempt Series Trust) as of June 30, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2001, and the financial highlights for each of the years in the five-year period ended June 30, 2001. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Insured Tax-Exempt Fund as of June 30, 2001, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
August 3, 2001

--------------------------------------------------------------------------------
12 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Insured Tax-Exempt Fund

June 30, 2001
Assets
Investments in securities, at value (Note 1)
   (identified cost $408,446,818)                                                                     $ 438,937,400
Cash in bank on demand deposit                                                                                4,885
Accrued interest receivable                                                                               5,328,358
Receivable for investment securities sold                                                                   160,875
                                                                                                            -------
Total assets                                                                                            444,431,518
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                           162,069
Accrued investment management services fee                                                                    5,484
Accrued distribution fee                                                                                      4,230
Accrued transfer agency fee                                                                                     551
Accrued administrative services fee                                                                             487
Other accrued expenses                                                                                       50,152
                                                                                                             ------
Total liabilities                                                                                           222,973
                                                                                                            -------
Net assets applicable to outstanding shares                                                           $ 444,208,545
                                                                                                      =============

Represented by
Shares of beneficial interest -- $.01 par value (Note 1)                                              $     810,344
Additional paid-in capital                                                                              427,230,721
Excess of distributions over net investment income                                                        (103,742)
Accumulated net realized gain (loss) (Note 6)                                                          (14,249,416)
Unrealized appreciation (depreciation) on investments (Note 5)                                           30,520,638
                                                                                                         ----------
Total -- representing net assets applicable to outstanding shares                                     $ 444,208,545
                                                                                                      =============
Net assets applicable to outstanding shares:                Class A                                   $ 386,616,639
                                                            Class B                                   $  55,679,606
                                                            Class C                                   $   1,910,890
                                                            Class Y                                   $       1,410

Net asset value per share of outstanding capital shares:    Class A shares         70,528,752         $        5.48

                                                            Class B shares         10,157,302         $        5.48
                                                            Class C shares            348,097         $        5.49
                                                            Class Y shares                258         $        5.47
                                                                                          ---         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Statement of operations
AXP Insured Tax-Exempt Fund

Year ended June 30, 2001
Investment income
Income:
Interest                                                                                                $24,318,799
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                        1,919,763
Distribution fee
   Class A                                                                                                  938,793
   Class B                                                                                                  505,958
   Class C                                                                                                    4,999
Transfer agency fee                                                                                         176,954
Incremental transfer agency fee
   Class A                                                                                                   17,400
   Class B                                                                                                    4,189
   Class C                                                                                                       35

Service fee -- Class Y                                                                                            1

Administrative services fees and expenses                                                                   175,849
Compensation of board members                                                                                 8,903
Custodian fees                                                                                               24,535
Printing and postage                                                                                         35,546
Registration fees                                                                                            67,117
Audit fees                                                                                                   19,000

Other                                                                                                         7,717
                                                                                                              -----

Total expenses                                                                                            3,906,759
   Earnings credits on cash balances (Note 2)                                                              (39,774)
                                                                                                           -------
Total net expenses                                                                                        3,866,985
                                                                                                          ---------
Investment income (loss) -- net                                                                          20,451,814
                                                                                                         ----------

Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                         1,198,873
   Futures contracts                                                                                      (515,697)
                                                                                                          --------
Net realized gain (loss) on investments                                                                     683,176
Net change in unrealized appreciation (depreciation) on investments                                      15,460,366
                                                                                                         ----------
Net gain (loss) on investments                                                                           16,143,542
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $36,595,356
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT


Statements of changes in net assets
AXP Insured Tax-Exempt Fund

Year ended June 30,                                                                      2001                  2000
Operations and distributions
Investment income (loss) -- net                                                  $ 20,451,814         $  23,141,371
Net realized gain (loss) on investments                                               683,176             (893,327)
Net change in unrealized appreciation (depreciation) on investments                15,460,366          (15,509,217)
                                                                                   ----------          -----------
Net increase (decrease) in net assets resulting from operations                    36,595,356             6,738,827
                                                                                   ----------             ---------
Distributions to shareholders from:
   Net investment income
     Class A                                                                     (18,449,208)          (20,651,675)
     Class B                                                                      (2,105,053)           (2,469,043)
     Class C                                                                         (20,876)                    --
     Class Y                                                                             (78)                  (67)
   Net realized gain
     Class A                                                                               --              (13,944)
     Class B                                                                               --               (1,999)
                                                                                         ----               ------
Total distributions                                                              (20,575,215)          (23,136,728)
                                                                                 -----------           -----------

Share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         54,960,583            51,355,556
   Class B shares                                                                  12,818,180            12,616,924
   Class C shares                                                                   1,968,071                 2,000
Reinvestment of distributions at net asset value
   Class A shares                                                                  13,014,514            14,115,414
   Class B shares                                                                   1,549,161             1,849,298
   Class C shares                                                                      17,165                    --
   Class Y shares                                                                          71                    67
Payments for redemptions
   Class A shares                                                                (66,734,307)         (119,214,000)
   Class B shares (Note 2)                                                       (11,137,516)          (22,388,458)
   Class C shares (Note 2)                                                           (71,092)                    --
                                                                                     -------                   ----
Increase (decrease) in net assets from share transactions                           6,384,830          (61,663,199)
                                                                                    ---------          -----------
Total increase (decrease) in net assets                                            22,404,971          (78,061,100)
Net assets at beginning of year                                                   421,803,574           499,864,674
                                                                                  -----------           -----------
Net assets at end of year                                                        $444,208,545         $ 421,803,574
                                                                                 ============         =============
Undistributed (excess of distributions over) net investment income               $  (103,742)         $      19,659
                                                                                 -----------          -------------

See accompanying notes to financial statements.

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15 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Insured Tax-Exempt Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
AXP Special Tax-Exempt Series Trust was organized as a Massachusetts business trust on April 7, 1986. AXP Special Tax-Exempt Series Trust is a "series fund" that is currently composed of six individual funds, including AXP Insured Tax-Exempt Fund. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 379 shares of capital stock at $5.28 per share, which represented the initial capital in Class C.

The Fund invests primarily in securities that are insured as to their scheduled payment of principal and interest for at least as long as the securities are held in the Fund. Insured securities fluctuate in market value as interest rates change.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o  Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

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16 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.


Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.


Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

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17 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Other
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including level-yield amortization of premium and discount, is accrued daily.

As of June 30, 2001, AEFC owned 258 Class Y shares.

2. EXPENSES AND SALES CHARGES
The Fund has an agreement with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.45% to 0.35% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19.50
o  Class B $20.50
o  Class C $20.00
o  Class Y $17.50

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $493,795 for Class A, $78,934 for Class B and $509 for Class C for the year ended June 30, 2001.

During the year ended June 30, 2001, the Fund's custodian and transfer agency fees were reduced by $39,774 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $17,728,062 and $44,882,730, respectively, for the year ended June 30, 2001. Realized gains and losses are determined on an identified cost basis.

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18 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

4. SHARE TRANSACTIONS
Transactions in shares of the Fund for the years indicated are as follows:

                                         Year ended June 30, 2001
                                Class A       Class B    Class C         Class Y

Sold                         10,084,820     2,342,728    357,508              --
Issued for reinvested
  distributions               2,394,727       285,084      3,129              13
Redeemed                    (12,313,896)   (2,053,092)   (12,919)             --
                           -----------    ----------    -------
Net increase (decrease)         165,651       574,720    347,718              13
                                -------       -------    -------              --

                                         Year ended June 30, 2000
                                Class A       Class B   Class C*         Class Y

Sold                          9,803,655     2,395,776        379              --
Issued for reinvested
  distributions               2,692,227       352,727         --              13
Redeemed                   (22,826,419)   (4,278,972)         --              --
                           -----------    ----------
Net increase (decrease)    (10,330,537)   (1,530,469)        379              13
                           -----------    ----------         ---              --

* Inception date was June 26, 2000.

5. INTEREST RATE FUTURES CONTRACTS
As of June 30, 2001, investments in securities included securities valued at $270,459 that were pledged as collateral to cover initial margin deposits on 150 open sales contracts. The market value of the open sales contracts as of June 30, 2001, was $15,356,250 with a net unrealized gain of $30,056. See "Summary of significant accounting policies."


6. CAPITAL LOSS CARRY-OVER
For federal income tax purposes, the Fund has a capital loss carry-over of $4,811,236 as of June 30, 2001, that if not offset by capital gains, will expire in 2008 through 2010. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.


7. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended June 30, 2001.

8. NEW ACCOUNTING PRONOUNCEMENT
In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after Dec. 15, 2000. Adopting the revised Guide is not expected to have a significant impact on the Fund's financial position, results of operations or changes in net assets.

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19 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A

Per share income and capital changes(a)

Fiscal period ended June 30,                                       2001         2000         1999         1998         1997

Net asset value, beginning of period                              $5.28        $5.44        $5.63        $5.51        $5.43
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .27          .27          .27          .28          .30
Net gains (losses) (both realized and unrealized)                   .20         (.16)        (.18)         .13          .07
                                                                    ---        ----         ----           ---          ---
Total from investment operations                                    .47          .11          .09          .41          .37
                                                                    ---          ---          ---          ---          ---

Less distributions:
Dividends from net investment income                               (.27)        (.27)        (.27)        (.29)        (.29)
Distributions from realized gains                                    --           --         (.01)          --           --
                                                                    ---          ---         ----         ----         ----
Total distributions                                                (.27)        (.27)        (.28)        (.29)        (.29)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.48        $5.28        $5.44        $5.63        $5.51
                                                                  -----        -----        -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                            $387         $371         $439         $455         $462
                                                                   ----         ----         ----         ----         ----
Ratio of expenses to average daily net assets(c)                   .82%         .82%         .75%         .73%         .74%
                                                                   ---          ---          ---          ---          ---
Ratio of net investment income (loss)
to average daily net assets                                       4.88%        5.16%        4.87%        5.09%        5.42%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%           9%          13%          17%          33%
                                                                     -            -           --           --           --
Total return(e)                                                   8.98%        2.13%        1.74%        7.60%        7.08%
                                                                  ----         ----         ----         ----         ----


Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.28        $5.44        $5.63        $5.51        $5.43
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .23          .23          .23          .24          .25
Net gains (losses) (both realized and unrealized)                   .20         (.16)        (.18)         .13          .08
                                                                    ---        ----         ----           ---          ---
Total from investment operations                                    .43          .07          .05          .37          .33
                                                                    ---          ---          ---          ---          ---

Less distributions:
Dividends from net investment income                               (.23)        (.23)        (.23)        (.25)        (.25)
Distributions from realized gains                                    --           --         (.01)          --           --
                                                                   ----         ----         ----         ----         ----
Total distributions                                                (.23)        (.23)        (.24)        (.25)        (.25)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.48        $5.28        $5.44        $5.63        $5.51
                                                                  -----        -----        -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                             $56          $51          $61          $44          $31
                                                                    ---          ---          ---          ---          ---
Ratio of expenses to average daily net assets(c)                  1.58%        1.57%        1.51%        1.49%        1.50%
                                                                  ----         ----         ----         ----         ----
Ratio of net investment income (loss)
to average daily net assets                                       4.13%        4.41%        4.13%        4.34%        4.71%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%           9%          13%          17%          33%
                                                                     -            -           --           --           --
Total return(e)                                                   8.17%        1.35%         .99%        6.80%        6.26%
                                                                  ----         ----          ---         ----         ----

See accompanying notes to financial highlights.

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20 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                2001       2000(b)
Net asset value, beginning of period                       $5.28        $5.27
                                                           -----        -----
Income from investment operations:
Net investment income (loss)                                 .23           --
Net gains (losses) (both realized and unrealized)            .21          .01
                                                             ---          ---
Total from investment operations                             .44          .01
                                                             ---          ---

Less distributions:
Dividends from net investment income                        (.23)          --
Distributions from realized gains                             --           --
                                                             ---          ---
Total distributions                                         (.23)          --
                                                             ---          ---
Net asset value, end of period                             $5.49        $5.28
                                                           -----        -----
Ratios/supplemental data
Net assets, end of period (in millions)                       $2          $--
                                                             ---          ---
Ratio of expenses to average daily net assets(c)           1.58%        1.57%(d)
                                                           ----         ----
Ratio of net investment income (loss)
to average daily net assets                                4.16%        5.22%(d)
                                                           ----         ----
Portfolio turnover rate (excluding short-term securities)     4%           9%
                                                              -            -
Total return(e)                                            8.40%         .19%
                                                           ----          ---

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                       2001         2000         1999         1998         1997
Net asset value, beginning of period                              $5.27        $5.44        $5.64        $5.52        $5.44
                                                                  -----        -----        -----        -----        -----
Income from investment operations:
Net investment income (loss)                                        .28          .28          .30          .29          .30
Net gains (losses) (both realized and unrealized)                   .20         (.17)        (.19)         .13          .08
                                                                    ---         ----         ----          ---          ---
Total from investment operations                                    .48          .11          .11          .42          .38
                                                                    ---          ---          ---          ---          ---

Less distributions:
Dividends from net investment income                               (.28)        (.28)        (.30)        (.30)        (.30)
Distributions from realized gains                                    --           --         (.01)          --           --
                                                                   ----         ----        -----         ----         ----
Total distributions                                                (.28)        (.28)        (.31)        (.30)        (.30)
                                                                   ----         ----         ----         ----         ----
Net asset value, end of period                                    $5.47        $5.27        $5.44        $5.64        $5.52
                                                                  -----        -----        -----        -----        -----

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--          $--          $--
                                                                    ---          ---          ---          ---          ---

Ratio of expenses to average daily net assets(c)                   .67%         .67%         .60%         .48%         .58%
                                                                   ---          ---          ---          ---          ---

Ratio of net investment income (loss)
to average daily net assets                                       5.05%        5.33%        5.01%        5.30%        5.78%
                                                                  ----         ----         ----         ----         ----
Portfolio turnover rate (excluding short-term securities)            4%           9%          13%          17%          33%
                                                                     -            -           --           --           --
Total return(e)                                                   9.22%        2.30%        1.87%        7.73%        7.25%
                                                                  ----         ----         ----         ----         ----

See accompanying notes to financial highlights.

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21 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.
(b)  Inception date was June 26, 2000.
(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(d)  Adjusted to an annual basis.
(e)  Total return does not reflect payment of a sales charge.

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22 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Investments in Securities

AXP Insured Tax-Exempt Fund

June 30, 2001

(Percentages represent value of investments compared to net assets)

Municipal bonds (91.3%)
Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of
issue(b,c)

Alabama (1.1%)
Jefferson County Capital Improvement
     Sewer Revenue Bonds
     Series 1999A (FGIC Insured)
         02-01-33              5.00%              $2,000,000          $1,856,480
         02-01-39              5.13                3,000,000           2,817,390
Total                                                                  4,673,870

Alaska (2.4%)
North Slope Borough
     Capital Appreciation
     Unlimited General Obligation Bonds
     Zero Coupon Series 1995A
     (MBIA Insured)
         06-30-06              5.61                5,300,000(e)        4,307,045
North Slope Borough
     General Obligation Bonds
     Zero Coupon Series 1996B
     (MBIA Insured)
         06-30-07              5.72                8,000,000(e)        6,164,240
Total                                                                 10,471,285

Arizona (1.4%)
Chandler Water & Sewer Refunding Revenue
     Bonds Series 1991 (FGIC Insured)
         07-01-12              7.00                1,250,000           1,262,788
Health Facilities Authority Hospital System
     Refunding Revenue Bonds Phoenix Baptist
     Hospital Series 1992 (MBIA Insured)
         09-01-11              6.25                1,650,000           1,762,035
Phoenix Civic Improvement Wastewater System
     Lease Refunding Revenue Bonds Series 1993
     (MBIA Insured)
         07-01-23              4.75                3,200,000           2,980,800
Total                                                                  6,005,623

Arkansas (0.1%)
State Development Finance Authority
     Economic Development Revenue Bonds
     ADFA Guaranty Series 2000B
     (AMBAC Insured) A.M.T.
         12-01-20              5.80                  500,000             509,870

California (11.4%)
Delta Counties Home Mortgage
     Finance Authority Single Family
     Mortgage Revenue Bonds
     Series 1998A (MBIA Insured) A.M.T.
         06-01-24              6.70                  725,000             788,865
Desert Sands Unified School District Convertible
     Capital Appreciation Certificates
     Series 1995 (FSA Insured)
         03-01-20              6.45                3,000,000           3,273,420
Eastern Municipal Water District Riverside
     County Water & Sewer Pre-refunded
     Revenue Certificates of Participation
     Series 1991 (FGIC Insured)
         07-01-20              6.50                5,460,000           5,570,347
Fontana Unified School District
     San Bernardino County General Obligation
     Convertible Capital Appreciation Bonds
     Series 1995C (FGIC Insured)
         05-01-20              6.15                6,000,000           6,482,760

Fresno Health Facility Pre-refunded
     Revenue Bonds Holy Cross-St. Agnes
     Series 1991 (MBIA Insured)
         06-01-21              6.63                2,000,000           2,111,560

Los Angeles Department of Water & Power
     Waterworks Refunding Revenue Bonds
     Second Issue Series 1993 (FGIC Insured)
         05-15-23              4.50                1,520,000           1,352,709
Northern California Transmission Select
     Auction Variable Rate Security &
     Residual Interest Revenue Bonds
     Series 1993 (MBIA Insured)
         04-29-24              5.50                2,500,000(h)        2,550,850

Oceanside Certificates of Participation
     Refunding Bonds Oceanside Civic Center
     Series 1995 (MBIA Insured)
         08-01-19              5.25                1,730,000           1,741,556

Rural Home Mortgage Financing Authority
     Single Family Mortgage Revenue Bonds
     2nd Series 1997A (GNMA Insured) A.M.T.
         09-01-29              7.00                1,425,000           1,608,953

See accompanying notes to investments in securities.

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23 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of
issue(b,c)

California (cont.)
San Diego County Certificates of Participation
     Regional Authority Bonds Mt. Tower
     Series 1991(MBIA Insured)
         11-18-19              6.36%              $9,000,000          $9,176,309
San Jose Redevelopment Agency
     Merged Area Redevelopment
     Tax Allocation Bonds
     Series 1993 (MBIA Insured)
         08-01-24              4.75                2,400,000           2,213,256
San Mateo County Joint Power Financing
     Authority Lease Pre-refunded Revenue Bonds
     San Mateo County Health Center
     Series 1994A (FSA Insured)
         07-15-22              5.75                1,500,000           1,639,170
State Public Works Board
     Lease Pre-refunded Revenue Bonds
     University of California
     Series 1992A (AMBAC Insured)
         12-01-16              6.40                2,000,000           2,142,180
State Public Works Board Lease Revenue Bonds
     Department of Correction Substance Abuse
     Treatment Facility & State Prison Corcoran
     Series 1996A (AMBAC Insured)
         01-01-21              5.25                2,000,000           1,997,580

State Unlimited Tax General
     Obligation Bonds Series 1993 (FGIC Insured)
         09-01-23              4.75                2,100,000           1,939,959

Statewide Community Development Authority
     Certificate of Participation
     Sutter Health Obligated Group
     Series 1995 (MBIA Insured)
         08-15-22              5.50                5,750,000           5,854,248
Total                                                                 50,443,722

Colorado (2.5%)
Broomfield Certificates of Participation
     Open Space Park & Recreation Facilities
     Series 2000 (AMBAC Insured)
         12-01-20              5.50                1,000,000           1,028,080
Denver City & County Airport Revenue Bonds
     Series 1995B (MBIA Insured) A.M.T.
         11-15-17              5.75                4,290,000           4,423,419
Denver City & County Airport Revenue Bonds
     Series 1998A (FSA Insured) A.M.T.
         11-15-25              5.00                2,000,000           1,892,140
Douglas & Elbert Counties School District R-1
     Unlimited General Obligation Pre-refunded
     Bonds Series 1994A (MBIA Insured)
         12-15-16              6.50                1,435,000           1,592,836
Douglas & Elbert Counties School District R-1
     Unlimited General Obligation Un-refunded
     Bonds Series 1994A (MBIA Insured)
         12-15-16              6.50                   65,000(f)           70,835
Larimer, Weld & Boulder Counties
     School District R-2J Thompson Unlimited
     General Obligation Capital Appreciation Bonds
     Zero Coupon Series 1997 (FGIC Insured)
         12-15-11              5.45                2,000,000(e)        1,199,160
         12-15-12              5.50                1,400,000(e)          787,822
Total                                                                 10,994,292

Delaware (0.2%)
Health Facilities Authority Refunding Revenue
     Bonds Medical Center of Delaware
     Series 1989 (MBIA Insured)
         10-01-15              7.00                1,000,000           1,108,360

District of Columbia (2.4%)
Association of American Medical Colleges
     College Revenue Bonds Series 1997A
     (AMBAC Insured)
         02-15-27              5.38                2,500,000           2,490,875

Metropolitan Washington D.C. Airport Authority
     Revenue Bonds Series 2001
     Inverse Floater (MBIA Insured) A.M.T.
         10-01-27             10.19                2,000,000(g)        2,053,500

Washington D.C. Convention Center
     Authority Dedicated Tax Revenue Bonds
     Senior Lien Series 1998 (AMBAC Insured)
         10-01-28              4.75                6,900,000           6,175,638
Total                                                                 10,720,013

Florida (0.7%)
Alachua County Public Improvement
     Refunding Revenue Bonds Series 1995
     (FSA Insured)
         08-01-21              5.13                2,000,000           1,976,440
Department of Transportation Turnpike
     Pre-refunded Revenue Bonds
     Series 1991A (AMBAC Insured)
         07-01-20              6.25                1,250,000           1,250,238
Total                                                                  3,226,678

See accompanying notes to investments in securities.

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24 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of
issue(b,c)

Georgia (1.6%)
Cherokee County Water & Sewer Authority
     Water & Sewer Revenue Bonds Series 1995
     (MBIA Insured)
         08-01-25              5.20%              $2,000,000          $2,004,920

Fulton County Water & Sewer
     Revenue Bonds Series 1992
     (FGIC Insured)
         01-01-14              6.38                3,250,000           3,752,595
Richmond County Water & Sewer Refunding
     Revenue Improvement Bonds
     Series 1996A (FGIC Insured)
         10-01-28              5.25                1,500,000           1,492,125
Total                                                                  7,249,640

Hawaii (0.7%)
Harbor System Revenue Bonds
     Series 1997 (MBIA Insured) A.M.T.
         07-01-27              5.50                1,000,000           1,004,040
State Airports Systems Refunding Revenue
     Bonds Series 2000B (FGIC Insured) A.M.T.
         07-01-20              6.00                2,000,000           2,120,380
Total                                                                  3,124,420

Illinois (6.4%)
Chicago O'Hare International Airport General Revenue Bonds Series 1990A (AMBAC
     Insured) A.M.T.
         01-01-16              7.50                1,045,000           1,059,233
Chicago Public Building Commission
     Pre-refunded Revenue Bonds
     Series 1990A (MBIA Insured)
         01-01-15              7.13                5,000,000           5,050,599
Chicago Reform Board of Trustees
     Board of Education Unlimited Tax General
     Obligation Refunding Bonds Dedicated
     Tax Revenue Zero Coupon
     Series 1999A (FGIC Insured)
         12-01-21              5.27               10,465,000(e)        3,367,428
Cook County Consolidated High School
     District #200 Limited Tax General Obligation
     Bonds Oak Park Zero Coupon
     Series 1998 (FSA Insured)
         12-01-15              5.60                7,190,000(e)        3,314,662
         12-01-17              5.62                3,750,000(e)        1,516,838
McHenry County Community High School District
     #157 Unlimited Tax Capital Appreciation
     General Obligation Bonds Zero Coupon
     Series 1998 (FSA Insured)
         12-01-17              5.60                5,790,000(e)        2,304,246
Southern Illinois University Housing
     & Auxiliary Facilities System
     Revenue Bonds Zero Coupon
     Series 1999A (MBIA Insured)
         04-01-26              5.55                4,000,000(e)          994,960
St. Clair County Public Community Building
     Capital Appreciation Revenue Bonds
     Zero Coupon Series 1997B (FGIC Insured)
         12-01-14              5.95                2,000,000(e)        1,004,120
St. Clair County Unlimited
     Tax Capital Appreciation
     General Obligation Bonds
     Zero Coupon Series 1999
     (FGIC Insured)
         10-01-16              5.58                4,710,000(e)        2,061,520
         10-01-17              5.58                6,745,000(e)        2,757,086
         10-01-18              5.80                6,935,000(e)        2,603,746
         10-01-19              5.80                7,060,000(e)        2,493,451
Total                                                                 28,527,889

Indiana (3.3%)
Crown Point Multi-School Building
     1st Mtge Revenue Bonds
     Zero Coupon Series 2000
     (MBIA Insured)
         01-15-25              6.59                8,230,000(e)        2,196,340
Fort Wayne Hospital Authority
     Revenue Bonds
     Parkview Health System
     Series 1998 (MBIA Insured)
         11-15-28              4.75                2,500,000           2,212,625
Marion County Hospital Authority Refunding
     Revenue Bonds Methodist Hospital
     Series 1989 (MBIA Insured)
         09-01-13              6.50                4,000,000           4,052,960
State Health Facility Finance Authority Hospital
     Refunding Revenue Bonds Columbus Regional
     Hospital Series 1993 (CGIC Insured)
         08-15-15              7.00                5,000,000           5,986,900
Total                                                                 14,448,825

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of
issue(b,c)

Kansas (0.5%)

Labette County Single Family Housing
     Revenue Bonds Series 1998A-2
     (GNMA Insured)
         12-01-11              7.65%                $125,000            $130,405

Sedgwick & Shawnee Counties
     Single Family Housing
     Revenue Mortgage Backed Securities
     1st Series 1997A (MBIA Insured) A.M.T.
         06-01-29              6.95                1,810,000(h)        2,019,182
Total                                                                  2,149,587

Maine (0.4%)
State Turnpike Authority Turnpike
     Pre-refunded Revenue Bonds Series 1994
     (MBIA Insured)
         07-01-18              6.00                1,790,000           1,954,250

Massachusetts (4.3%)
Health & Educational Facilities Authority
     Revenue Bonds Cape Cod Health System
     Series 1993A (Connie Lee Insured)
         11-15-21              5.25                4,000,000           3,950,480
Municipal Wholesale Electric Power
     Supply System Refunding Revenue Bonds
     Series 1994B (MBIA Insured)
         07-01-11              4.75                5,250,000           5,324,655
State Bay Transportation Authority
     Series 1995B (AMBAC Insured)
         03-01-25              5.38                4,000,000           4,012,280
State Health & Education Facilities Authority
     Revenue Bonds Valley Regional Health
     System Series 1994C (Connie Lee Insured)
         07-01-18              5.75                1,500,000           1,539,270
State Turnpike Authority
     Metro Highway System
     Revenue Bonds Series 1999A
     (AMBAC Insured)
         01-01-34              4.75                2,500,000           2,193,650
State Water Resource Authority
     Pre-refunded Revenue Bonds
     Series 1992A (MBIA Insured)
         07-15-22              5.50                2,000,000           2,057,580
Total                                                                 19,077,915

Michigan (4.6%)
Almont Community Schools
     Unlimited Tax General Obligation Bonds
     Series 1996 (FGIC Insured)
         05-01-22              5.38                1,900,000           1,913,110
Grand Rapids Sanitary Sewer System
     Refunding Revenue Bonds
     Series 1998A (FGIC Insured)
         01-01-28              4.75                3,000,000           2,719,020
Iron Mountain School Unlimited Tax
     General Obligation Refunding Bonds
     Series 1996 (AMBAC Insured)
         05-01-21              5.13                1,500,000           1,482,420
Jackson County Public Schools
     School Building & Site
     Unlimited Tax General Obligation Refunding
     Bonds Series 1999 (FGIC Insured)
         05-01-22              5.38                1,000,000           1,011,490

Kalamazoo Hospital Finance Authority
     Refunding & Improvement Bonds Bronson
     Methodist Hospital Series 1992A
     (MBIA Insured)
         05-15-12              6.25                3,000,000           3,284,610

Lincoln Park School District Wayne County
     School Building & Site Unlimited Tax
     Pre-refunded General Obligation Bonds
     Series 1996 (FGIC Insured)
         05-01-26              5.90                1,500,000           1,653,255

Monroe County Pollution Control Refunding
     Bonds Detroit Edison Series 1992
     (MBIA Insured) A.M.T.
         09-01-24              6.55                5,000,000           5,333,250

Plymouth-Canton Community School District
     Unlimited Tax General Obligation Bonds
     Series 1999 (FSA Insured)
         05-01-23              4.75                1,000,000             919,920
Taylor Tax Increment Finance Authority Bonds
     Series 2001 (FSA Insured)
         05-01-19              5.00                2,000,000           1,946,920
Total                                                                 20,263,995

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of
issue(b,c)

Minnesota (1.4%)
Southern Minnesota Municipal Power Agency
     Power Supply System Refunding Revenue Bonds
     Series 1993A (FGIC Insured)
         01-01-16              4.75%              $4,250,000          $4,103,035
Southern Minnesota Municipal Power Agency
     Power Supply System Refunding Revenue Bonds
     Zero Coupon Series 1994A
     (MBIA Insured)
         01-01-21              6.12                6,000,000(e)        2,114,100
Total                                                                  6,217,135

Mississippi (1.2%)
Alcorn County Hospital Refunding Revenue Bonds
     Magnolia Regional Hospital Center Series 1995
     (AMBAC Insured)
         10-01-13              5.75                1,000,000           1,051,830
State Home Single Family Mortgage Revenue
      Bonds Series 1997H
      (GNMA & FNMA Insured) A.M.T.
         12-01-29              6.70                1,980,000           2,115,769
State Home Single Family Mortgage Revenue
      Bonds Series 1999A (GNMA Insured) A.M.T.
         06-01-31              6.30                1,995,000           2,132,734
Total                                                                  5,300,333

Montana (2.1%)
Forsyth Rosebud County Pollution
     Refunding Revenue Bonds
     Puget Sound Power & Light
     Series 1991 (AMBAC Insured) A.M.T.
         08-01-21              7.25                4,000,000           4,092,641

State Board of Investments Payroll
     Tax Bonds Worker's Compensation Program
     Series 1991 (MBIA Insured)
         06-01-20              6.88                4,750,000           5,337,432

Total                                                                  9,430,073

Nevada (1.7%)
Clark County Municipal Water
     Limited General Obligation Bonds
     Series 2001 (FGIC Insured)
         06-01-26              5.25                2,490,000           2,455,837
Clark County Passenger Facility Charge Airport
     Revenue Bonds Las Vegas McCarren Airport
     Series 1995A (AMBAC Insured) A.M.T.
         07-01-25              5.50                5,000,000           5,019,550
Total                                                                  7,475,387

New Mexico (0.2%)
Santa Fe Water
     Pre-refunded Revenue Bonds
     Series 1994 (AMBAC Insured)
         06-01-24              6.30                1,000,000           1,079,410

New York (7.8%)
New York City Municipal Water Finance Authority
     Water & Sewer System Revenue Bonds
     Series 1995A (MBIA Insured)
         06-15-23              5.50                5,000,000           5,072,600
State Dormitory Authority
     Pre-refunded College Revenue Bonds
     Consolidated City University
     System 3rd General Resolution
     2nd Series 1994 (MBIA Insured)
         07-01-19              6.25                2,500,000           2,716,100
State Dormitory Authority
     Refunding Revenue Bonds
     State University Educational Facilities
     Series 1998A (MBIA Insured)
         05-15-25              4.75                4,000,000           3,693,520
State Dormitory Authority
     State University Educational Facilities
     Refunding Revenue Bonds Series 1993A
     (AMBAC Insured)
         05-15-15              5.25                2,700,000           2,849,985
State Energy Research & Development Authority
     Pollution Control Refunding Revenue Bonds
     Rochester Gas & Electric Series 1992B
     (MBIA Insured) A.M.T.
         05-15-32              6.50                4,000,000           4,122,080

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of
issue(b,c)

New York (cont.)
State Energy Research & Development Authority
     Solid Waste Disposal Revenue Bonds
     State Electric & Gas Company Series 1993A
     (MBIA Insured) A.M.T.
         12-01-28              5.70%             $11,210,000         $11,421,756
State Energy Resource & Development Authority
     Gas Facility Revenue Bonds Brooklyn Union Gas
     Series 1990C (MBIA Insured) A.M.T.
         06-01-25              5.60                4,500,000           4,581,450
Total                                                                 34,457,491

North Carolina (1.3%)
Charlotte Pre-refunded
     Certificates of Participation
     Convention Facility Series 1991
     (AMBAC Insured)
         12-01-21              6.75                3,150,000           3,266,046
Concord Certificates of Participation
     Series 1996B (MBIA Insured)
         06-01-16              5.75                1,480,000           1,546,852
Piedmont Triad Airport Authority
     Revenue Bonds Series 1999B
     (FSA Insured) A.M.T.
         07-01-21              6.00                1,000,000           1,061,840
Total                                                                  5,874,738

North Dakota (0.3%)
Fargo Health System Meritcare
     Obligated Group Revenue Bonds
     Series 1996A (MBIA Insured)
         06-01-27              5.38                1,360,000           1,354,465

Ohio (0.8%)
Lorain County Hospital Facilities Refunding
     Revenue Bonds EMH Regional Medical
     Center Series 1995 (AMBAC Insured)
         11-01-21              5.38                2,000,000           2,009,980
Lucas County Hospital Refunding Revenue
     Bonds St. Vincent's Medical Center
     Series 1993C (MBIA Insured)
         08-15-22              5.25                1,725,000           1,713,995
Total                                                                  3,723,975


Oklahoma (0.6%)
McAlester Public Works Authority Oklahoma
     Improvement Pre-refunded Revenue Bonds
     Series 1995 (FSA Insured)
         12-01-17              5.25                1,470,000           1,591,025
         12-01-18              5.25                1,000,000           1,082,330
Total    2,673,355


Pennsylvania (6.0%)
Allegheny County Certificates of Participation
     County Courthouse Renovation
     Series 1999 (AMBAC Insured)
         12-01-28              5.00                3,000,000           2,841,900
Allegheny County Hospital Development
     Authority Revenue Bonds Catholic Health East
     Systems Series 1998A (AMBAC Insured)
         11-15-26              4.88                3,000,000           2,724,390
Harrisburg Authority Dauphin County Revenue
     Bonds Series 1997-II (MBIA Insured)
         09-15-22              5.63                2,000,000           2,043,380
Philadelphia Hospital & Higher Education
     Facilities Jefferson Health Systems Revenue
     Bonds Series 1997A (AMBAC Insured)
         05-15-18              5.13                3,000,000           2,958,180

Philadelphia Unlimited General Obligation
     Bonds Series 1995 (MBIA Insured)
         05-15-25              5.00                4,500,000           4,294,620

Pittsburgh Water & Sewer Authority System
     Pre-refunded Revenue Bonds Series 1991A
     (FGIC Insured)
         09-01-14              6.50               10,000,000          10,264,100

Robinson Township Municipal Authority Water
     & Sewer Revenue Bonds Series 1989
     (FGIC Insured)
         11-15-19              6.00                1,290,000           1,369,774

Total                                                                 26,496,344

Rhode Island (0.7%)
Health & Education Building Corporation
     Higher Education Facility Revenue Bonds
     Series 1996 (MBIA Insured)
         06-01-26              5.63                3,000,000           3,055,740

South Carolina (0.3%)
Piedmont Municipal Power Agency Electric
     Refunding Revenue Bonds
     Series 1991 (FGIC Insured)
     01-01-21                  6.25                1,000,000           1,138,370

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of
issue(b,c)

Tennessee (0.3%)

Franklin Special School District Williamson County
     Limited Tax Capital Appreciation General
     Obligation Bonds Zero Coupon Series 1999
     (FSA Insured)
         06-01-19              5.79%              $1,425,000(e)         $539,833
         06-01-20              5.80                2,345,000(e)          836,883
Total                                                                  1,376,716


Texas (14.9%)
Austin Airport System
     Prior Lien Revenue Bonds
     Series 1995A (MBIA Insured) A.M.T.
         11-15-25              6.13                3,000,000           3,135,540
Austin Combined Utilities System
     Capital Appreciation Refunding Revenue Bonds
     Zero Coupon Series 1994 (FGIC Insured)
         05-15-17              5.83                5,900,000(e)        2,516,173
Austin Combined Utilities System
     Pre-funded Revenue Bonds
     Series 1987 (BIG Insured)
         11-15-12              8.63                  750,000             787,988
         11-15-17              8.63                  500,000(f)          525,325
Austin Combined Utilities System
     Pre-refunded Revenue Bonds
     Series 1994 (FGIC Insured)
         05-15-24              5.75                2,605,000           2,798,682
Austin Combined Utilities System
     Un-refunded Revenue Bonds
     Series 1994 (FGIC Insured)
         05-15-24              5.75                5,895,000           5,992,032
Bexar County Health Facility Development Hospital
     Pre-refunded Revenue Bonds San Antonio
     Baptist Memorial Hospital System Series 1994
     (MBIA Insured)
         08-15-19              6.75                5,000,000           5,574,850
Brazos River Authority Collateralized Pollution
     Control Refunding Revenue Bonds Texas Utility
     Electric Series 1992C (FGIC Insured) A.M.T.
         10-01-22              6.70               14,935,000          15,765,833
Corsicana Waterworks & Sewer System
     Refunding Revenue Bonds Series 1997A
     (FGIC Insured)
         08-15-22              5.75                1,575,000           1,624,849
Harris County Toll Road Senior Lien
     Pre-refunded Revenue Bonds
     Series 1992A (AMBAC Insured)
         08-15-17              6.50                8,170,000           8,663,876
Hillsboro Independent School District
     Unlimited Tax School Building & Refunding
     Revenue Bonds Series 1997
     (Permanent School Fund Guarantee)
         08-15-26              5.25                1,000,000             975,410
Houston Water & Sewer System Junior Lien
     Refunding Revenue Bonds
     Series 1997A (FGIC Insured)
         12-01-22              5.25                7,210,000           7,163,856
Houston Water & Sewer System Junior Lien
     Revenue Bonds
     Series 1997C (FGIC Insured)
         12-01-27              5.38                2,000,000           1,993,200
Municipal Power Agency Refunding Revenue
     Bonds Series 1991A (AMBAC Insured)
         09-01-12              6.75                5,250,000           5,390,700
Rosenberg Limited Tax
     General Obligation Bonds
     Series 1998 (FSA Insured)
         03-01-16              4.50                  740,000             691,567
         03-01-17              4.50                  785,000             724,955

Turnpike Authority Dallas North Tollway
     Pre-refunded Revenue Bonds Addison Airport
     Toll Tunnel Series 1994 (FGIC Insured)
         01-01-23              6.60                2,000,000           2,231,940

Total                                                                 66,556,776

Vermont (0.2%)
University of Vermont & State Agricultural College
     Revenue Bonds Series 1998 (MBIA Insured)
         10-01-38              4.75                1,000,000             880,190

Virginia (5.3%)

Loudoun County Sanitation Authority Waste
     & Sewer Refunding Revenue Bonds
     Series 1994 (MBIA Insured)
         01-01-30              5.25                1,435,000           1,436,134

Metropolitan Washington D.C. Airports Authority
     Airport System Revenue Bonds
     Series 1992A (MBIA Insured) A.M.T.
         10-01-19              6.63                9,420,000           9,923,498

Portsmouth Redevelopment Housing Authority
     Multi-family Housing Refunding Revenue
     Bonds Series 1994 (FNMA Insured)
         12-01-08              6.05                5,780,000           6,006,692


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
29 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Name of                   Coupon                   Principal            Value(a)
issuer and                  rate                      amount
title of
issue(b,c)

Virginia (cont.)

Prince William County Lease Certificates of
     Participation Bonds
     Series 1995 (MBIA Insured)
         12-01-20              5.50%              $2,590,000          $2,653,144

Upper Occoquan Sewer Authority
     Regional Sewer Revenue Bonds
     Series 1995A (MBIA Insured)
         07-01-29              4.75                4,000,000           3,680,800
Total                                                                 23,700,268

Wisconsin (0.7%)
Center District Sales Tax Appreciation Senior
     Dedicated Bonds Zero Coupon Series 1996A
     (MBIA Insured)
         12-15-17              6.03                4,000,000(e)        1,655,960
         12-15-21              5.45                3,045,000(e)          989,442
Southeast Professional Baseball Park District
     Sales Tax Revenue Bonds Zero Coupon
     Series 1997 (MBIA Insured)
         12-15-29              5.15                2,125,000(e)          429,208
Total                                                                  3,074,610

Wyoming (1.5%)
Central Regional Water System-Joint Powers
     Board Refunding Revenue Bonds Series 1999
     (FSA Insured)
         06-01-30              5.25                4,000,000           3,918,240
Green River Joint Powers Board
     Water & Sewer Refunding Revenue Bonds
     Sweetwater County Series 1999A (FSA Insured)
         03-01-24              5.00                2,000,000           1,908,540
State Building
     Revenue Bonds Series 2001
     (AMBAC Insured)
         10-01-22              5.50                1,000,000           1,015,010
Total                                                                  6,841,790

Total municipal bonds
(Cost: $375,166,818)                                                $405,657,400

Municipal notes (7.5%)
Issuer(c,d)            Effective                      Amount            Value(a)
                           yield                  payable at
                                                    maturity

Burke County Georgia Development Authority
     Pollution Control Revenue Bonds
     (Georgia Power Vogtle) V.R. Series 1996
         09-01-26              3.30%                $500,000            $500,000
Cohasset Minnesota Refunding Revenue Bonds
     (Minnesota Power & Light) V.R. Series 1997A
         06-01-20              3.50                  800,000             800,000
Cuyahoga County Ohio Economic Development
     Revenue Bonds (Cleveland Orchestra) V.R.
     Series 1998
         04-01-28              3.25                  100,000             100,000
Duluth Minnesota Health Facilities Refunding
     Revenue Bonds (Miller-Dwan Medical Center)
     V.R. Series 1997
         06-01-19              3.50                  400,000             400,000
Farmington New Mexico Pollution Control
     Refunding Revenue Bonds (Arizona Public Service)
     V.R. Series 1994A
         05-01-24              3.30                  300,000             300,000
Kemmerer Wyoming Pollution Control
     Revenue Bonds (Exxon) V.R. Series 1984
         11-01-14              3.25                2,100,000           2,100,000

Louisiana Offshore Terminal Authority
     Deepwater Port Refunding Revenue Bonds
     (Loop) V.R. Series 1992
         09-01-08              3.25                  400,000             400,000

Maricopa County Arizona Pollution Control
     Refunding Revenue Bonds (Arizona Public Service)
     V.R. Series 1994A
         05-01-29              3.25                1,700,000           1,700,000
Maricopa County Arizona Pollution Control
     Refunding Revenue Bonds (Arizona Public Service)
     V.R. Series 1994C
         05-01-29              3.30                  900,000             900,000
Massachusetts State Health & Education Facilities
     (Capital Asset) Revenue Bonds V.R. Series 1985E
         01-01-35              3.25                3,800,000           3,800,000
New York City Transitional Finance Authority
     Future Secured Tax Revenue Bonds
     V.R. Series 1998C
         05-01-28              3.20                2,300,000           2,300,000
New York General Obligation Bonds
     V.R. Series 1992B
         10-01-22              3.00                  300,000             300,000
New York Unlimited General Obligation Bonds
     V.R. Series 1994H-2
         08-01-13              3.20                1,100,000           1,100,000

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
30 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Issuer(c,d)            Effective                      Amount            Value(a)
                           yield                  payable at
                                                    maturity
Ohio State Water & Air Quality Development Authority Pollution Control Refunding
     Revenue Bonds (Toledo Edison) V.R.
     Series 2000A
         04-01-24              3.30%              $1,400,000          $1,400,000

Ohio State Water & Air Quality Development
     Authority Pollution Control Refunding Revenue
     Bonds (Ohio Edison) V.R. Series 2000C
         06-01-23              3.30                  700,000             700,000

Ohio State Water & Air Quality Development
     Authority Pollution Control Revenue Bonds
     V.R. Series 1985A
         12-01-15              3.30                  900,000             900,000
Roanoke Virginia Development Authority Hospital
     Refunding Revenue Bonds V.R. Series 1995A
         07-01-19              3.30                2,000,000           2,000,000

Uinta County Wyoming Pollution Control
     Refunding Revenue Bonds (Amoco) V.R.
     Series 1998
         07-01-26              3.25                5,300,000           5,300,000
University of Michigan
     Refunding Revenue Bonds
     (Hospital) V.R. Series 1992A
         12-01-19              3.30                1,180,000           1,180,000

University of Michigan
     Refunding Revenue Bonds
     (Hospital) V.R. Series 1998A-1
         12-01-21              3.30                  700,000             700,000
University of Michigan
     Revenue Bonds
     (Hospital) V.R. Series 1995A
         12-01-27              3.30                1,900,000           1,900,000
University of Michigan
     Revenue Bonds V.R. Series 1995A
         12-01-27              3.30                3,500,000           3,500,000
Valdez Marine Terminal Alaska
     Refunding Revenue Bonds (Exxon Pipeline)
     V.R. Series 1993C
         12-01-33              3.25                1,000,000           1,000,000

Total municipal notes
(Cost: $33,280,000)                                                  $33,280,000


Total investments in securities
(Cost: $408,446,818)(i)                                             $438,937,400


See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
31 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

     ACA     -- ACA Financial Guaranty Corporation
     AMBAC   -- American Municipal Bond Association Corporation
     BIG     -- Bond Investors Guarantee
     CGIC    -- Capital Guaranty Insurance Company
     FGIC    -- Financial Guarantee Insurance Corporation
     FHA     -- Federal Housing Authority
     FNMA    -- Federal National Mortgage Association
     FSA     -- Financial Security Assurance
     GNMA    -- Government National Mortgage Association
     MBIA    -- Municipal Bond Investors Assurance

(c)  The following abbreviations may be used in the portfolio descriptions:

     A.M.T. -- Alternative Minimum Tax -- As of June 30, 2001, the value of securities subject to alternative minimum tax represented 19.40% of net assets.
     B.A.N.  -- Bond Anticipation Note
     C.P.    -- Commercial Paper
     R.A.N.  -- Revenue Anticipation Note
     T.A.N.  -- Tax Anticipation Note
     T.R.A.N.-- Tax & Revenue Anticipation Note
     V.R.    -- Variable Rate
     V.R.D.B.-- Variable Rate Demand Bond
     V.R.D.N.-- Variable Rate Demand Note

(d) The Fund is entitled to receive principal amount from issuer or corporate guarantor, if indicated in parentheses, after a day or a week's notice. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on June 30, 2001.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                         Notional amount
     Sale contracts
     Municipal Bonds, Sept. 2001                                  $15,000,000

(g) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on June 30, 2001.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on June 30, 2001.


(i) At June 30, 2001, the cost of securities for federal income tax purposes was $408,446,818 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $31,464,246
     Unrealized depreciation                                         (973,664)
                                                                     --------
     Net unrealized appreciation                                  $30,490,582
                                                                  -----------


--------------------------------------------------------------------------------
32 AXP INSURED TAX-EXEMPT FUND -- ANNUAL REPORT

PART C.    OTHER INFORMATION

Item 23. Exhibits

(a) Declaration of Trust, dated April 7, 1986, filed as Exhibit 1 to Registration Statement No. 33-5102, is incorporated by reference.

(b) Amended By-laws, dated Jan. 11, 2001, are filed electronically herewith.

(c) Certificate for shares of beneficial interest, filed as Exhibit 4 to Pre-Effective Amendment No. 1 to Registration Statement No. 33-5102, is incorporated by reference.

(d) Investment Management Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995 filed electronically as Exhibit 5 to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(e) Distribution Agreement between AXP Utilities Income Fund, Inc. and American Express Financial Advisors Inc. dated July 8, 1999, filed electronically as Exhibit (e) to Registrant's Post-Effective Amendment No. 22 File No. 33-20872 filed on or about August 26, 1999, is incorporated by reference. Registrant's Distribution Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(f) All employees are eligible to participate in a profit sharing plan. Entry into the plan is Jan. 1 or July 1. The Registrant contributes each year an amount up to 15 percent of their annual salaries, the maximum deductible amount permitted under Section 404(a) of the Internal Revenue Code.

(g) Custodian Agreement between Registrant and First National Bank of Minneapolis, dated July 23, 1986, filed electronically as Exhibit 8 to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(1) Insurance Agreement between IDS Insured Tax-Exempt Fund and Financial Guaranty Insurance Company, filed as Exhibit 9 to Pre-Effective Amendment No. 1 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(2) Administrative Services Agreement between Registrant and American Express Financial Corporation, dated March 20, 1995, filed electronically as Exhibit 9(d) to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(3)   License  Agreement,  dated January 25, 1988, filed  electronically  as
         Exhibit 9(e) to Registrant's Post-Effective Amendment No. 29 to Registration Statement No. 33-5102, is incorporated by reference.

(h)(4) License Agreement, dated June 17, 1999, between American Express Funds and American Express Company filed electronically on or about Sept. 23, 1999 as Exhibit (h)(4) to AXP Stock Fund, Inc.'s Post-Effective Amendment No. 98 to Registration Statement No. 2-11358, is incorporated by reference.

(h)(5) Class Y Shareholder Service Agreement between IDS Precious Metals Fund, Inc. and American Express Financial Advisors Inc., dated May 9, 1997, filed electronically on or about May 27, 1997 as Exhibit 9(e) to IDS Precious Metals Fund, Inc.'s Post-Effective Amendment No. 30 to Registration Statement No. 2-93745, is incorporated by reference. Registrant's Class Y Shareholder Service Agreement differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(h)(6) Transfer Agency Agreement between Registrant and American Express Client Service Corporation, dated May 10, 2001, is filed electronically herewith.

(h)(7) Addendum to Schedule A and Schedule B of the June 17, 1999 License Agreement, dated June 15, 2001, is filed electronically herewith.

(i) Opinion and consent of counsel as to the legality of the securities being registered is filed electronically herewith.

(j)      Independent Auditors' Consent is filed electronically herewith.

(k)      Omitted Financial Statements:  Not Applicable.

(l)      Initial Capital Agreements:  Not Applicable.

(m)(1) Plan and Agreement of Distribution dated July 1, 1999 between AXP Discovery Fund, Inc. and American Express Financial Advisors Inc., is incorporated by reference to Exhibit (m) to AXP Discovery Fund, Inc.'s Post-Effective Amendment No. 36 to Registration Statement No. 2-72174 filed on or about July 30, 1999.

(m)(2) Plan and Agreement of Distribution for Class C Shares dated March 9, 2000 between AXP Bond Fund, Inc. and American Express Financial Advisors Inc. is incorporated by reference to Exhibit (m)(2) to AXP Bond Fund, Inc.'s Post-Effective Amendment No. 51 to Registration
         Statement File No. 2-51586 filed on or about June 26, 2000. Registrant's Plan and Agreement of Distribution for Class C Shares differs from the one incorporated by reference only by the fact that Registrant is one executing party.

(n) Rule 18f-3 Plan dated March 2000 is incorporated by reference to Exhibit (n) to AXP Bond Fund Inc.'s Post-Effective Amendment No. 51 to Registration Statement File No. 2-51586 filed on or about June 26, 2000.

(o)      Reserved.

(p)(1) Code of Ethics adopted under Rule 17j-1 for Registrant filed electronically on or about March 30, 2000 as Exhibit (p)(1) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(p)(2) Code of Ethics adopted under Rule 17j-1 for Registrant's investment advisor and principal underwriter filed electronically on or about March 30, 2000 as Exhibit (p)(2) to AXP Market Advantage Series, Inc.'s Post-Effective Amendment No. 24 to Registration Statement No. 33-30770 is incorporated by reference.

(q)(1) Trustees' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 11, 2001, is filed electronically herewith.

(q)(2) Officers' Power of Attorney to sign Amendments to this Registration Statement, dated Jan. 11, 2001, is filed electronically herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

         None.

Item 25. Indemnification

The Declaration of Trust of the registrant provides that the Trust shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he or she is or was a trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trust as a trustee, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, and the Trust may purchase liability insurance and advance legal expenses, all to the fullest extent permitted by the laws of the State of Massachusetts, as now existing or hereafter amended. The By-laws of the registrant provide that present or former trustees or officers of the Trust made or threatened to be made a party to or involved (including as a witness) in an actual or threatened action, suit or proceeding shall be indemnified by the Trust to the full extent authorized by the laws of the Commonwealth of Massachusetts, all as more fully set forth in the By-laws filed as an exhibit to this registration statement.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Any indemnification hereunder shall not be exclusive of any other rights of indemnification to which the trustees, officers, employees or agents might otherwise be entitled. No indemnification shall be made in violation of the Investment Company Act of 1940.


Item 26.          Business and Other Connections of Investment Adviser (American Express Financial Corporation)

Directors and officers of American Express Financial Corporation who are directors and/or officers of one or more other companies:

Name and Title                      Other company(s)                  Address                 Title within other
                                                                                                   company(s)
-------------------------       -----------------------      -------------------------    -----------------------

Ronald G. Abrahamson            American Express Financial   70100 AXP Financial Center   Vice President - Business
Vice President - Business       Advisors Inc.                Minneapolis, MN  55474       Transformation
Transformation
                                Public Employee Payment                                   Director and Vice President
                                Company

Ruediger Adolf                  American Express Financial   70100 AXP Financial Center   Senior Vice President
Senior Vice President           Advisors Inc.                Minneapolis, MN  55474

Douglas A. Alger                American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Human Resources
Human Resources

Gumer C. Alvero                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Variable       Assurance Company            P.O. Box 5555
Annuities                                                    Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Director and Chairman of the Board
                                Insurance Company            Minneapolis, MN  55474

                                American Express Financial   70100 AXP Financial Center   Vice President - Annuities
                                Advisors Inc.                Minneapolis, MN  55474

                                American Partners Life       1751 AXP Financial Center    Director, President
                                Insurance Company            Minneapolis MN  55474        and Chief Executive Officer

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director and Executive Vice President -
                                                             P.O. Box 5555                Assured Assets
                                                             Albany, NY  12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY  12205

                                IDS Life Series Fund, Inc.                                Director, Chairman of the Board,
                                                                                          President and Chief Executive
                                                                                          Officer

                                IDS Life Variable Annuity                                 Manager, Chairman of the Board,
                                Funds A & B                                               President and Chief Executive Officer

Ward D. Armstrong               American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Retirement Services
Retirement Services

                                American Express Service                                  Vice President - Workplace
                                Corporation                                               Financial Services

                                American Express Trust                                    Director and Chairman of
                                Company                                                   the Board

John M. Baker                   American Express Financial   70100 AXP Financial Center   Vice President - Plan
Vice President - Plan Sponsor   Advisors Inc.                Minneapolis, MN  55474       Sponsor Services
Services

                                American Express Trust                                    Senior Vice President
                                Company

Dudley Barksdale                American Express Financial   70100 AXP Financial Center   Vice President - Service
Vice President - Service        Advisors Inc.                Minneapolis, MN  55474       Development
Development

Joseph M. Barsky III            American Express Financial   70100 AXP Financial Center   Vice President - Mutual
Vice President - Mutual Fund    Advisors Inc.                Minneapolis, MN 55474        Fund Equities
Equities


Timothy V. Bechtold             American Centurion Life      20 Madison Ave. Extension    Director and President
Vice President - Risk           Assurance Company            P.O. Box 5555
Management Products                                          Albany, NY  12205-0555

                                American Express Financial   70100 AXP Financial Center   Vice President - Risk
                                Advisors Inc.                Minneapolis, MN  55474       Management Products

                                American Express Insurance                                Director, President and Chief
                                Agency of Alabama Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Arizona Inc.                                    Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Idaho Inc.                                      Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Indiana Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Massachusetts Inc.                              Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Nevada Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of New Mexico Inc.                                 Executive Officer

                                American Express Insurance                                Director and President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director, President and Chief
                                Agency of Oregon Inc.                                     Executive Officer

                                American Express Insurance                                Director, President and Chief
                                Agency of Wyoming Inc.                                    Executive Officer

                                American Partners Life                                    Director and Chairman of the Board
                                Insurance Company

                                IDS Insurance Agency of                                   Director, President and Chief
                                Arkansas Inc.                                             Executive Officer

                                IDS Insurance Agency of                                   Director, President and Chief
                                Ohio Inc.                                                 Executive Officer

                                IDS Life Insurance Company   70100 AXP Financial Center   Director and President
                                                             Minneapolis, MN  55474

                                IDS Life Insurance Company   P.O. Box 5144                Director, President and Chief
                                of New York                  Albany, NY 12205             Executive Officer

                                IDS Life Series Fund, Inc.   70100 AXP Financial Center   Director
                                                             Minneapolis, MN  55474

                                IDS Life Variable Annuity    70100 AXP Financial Center   Manager
                                Funds A & B                  Minneapolis, MN  55474

Douglas W. Brewers              American Express Financial   70100 AXP Financial Center   Vice President - Sales
Vice President - Sales Support  Advisors Inc.                Minneapolis, MN  55474       Support

Kenneth I. Chenaut              American Express Company     American Express Tower       President and Chief
Director                                                     World Financial Center       Operating Officer
                                                             New York, NY  10285

Kenneth J. Ciak                 AMEX Assurance Company       70100 AXP Financial Center   Director, President and Chief
Vice President and General                                   Minneapolis, MN 55474        Executive Officer
Manager - IDS Property
Casualty

                                American Express Financial   70100 AXP Financial Center   Vice President and General
                                Advisors Inc.                Minneapolis, MN  55474       Manager - IDS Property
                                                                                          Casualty

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Kentucky Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Maryland Inc.

                                American Express Property                                 Director, President and Chief
                                Casualty Insurance Agency                                 Executive Officer
                                of Pennsylvania Inc.

                                IDS Property Casualty        1 WEG Blvd.                  Director and President
                                Insurance Company            DePere, WI 54115

Paul A. Connolly                American Express Financial   70100 AXP Financial Center   Vice President - Retail
Vice President - Retail         Advisors Inc.                Minneapolis, MN  55474       Distribution Services
Distribution Services

James M. Cracchiolo             American Express Financial   70100 AXP Financial Center   Director, Chairman, President and
Director, Chairman of           Advisors Inc.                Minneapolis, MN  55474       Chief Executive Officer
the Board, President and
Chief Executive Officer

Colleen Curran                  American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN  55474       Assistant General Counsel
General Counsel
                                American Express Financial                                Executive Representative
                                Advisors Japan Inc.

                                American Express Service                                  Vice President and Chief
                                Corporation                                               Legal Counsel

Luz Maria Davis                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President -                Advisors Inc.                Minneapolis, MN  55474       Communications
Communications


Robert M. Elconin               American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Government     Advisors Inc.                Minneapolis, MN  55474       Government Relations
Relations

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President
                                                             Minneapolis, MN  55474

Gordon M. Fines                 American Express Asset       70100 AXP Financial Center   Senior Vice President and
Vice President - Mutual Fund    Management Group Inc.        Minneapolis, MN 55474        Chief Investment Officer
Equity Investments

                                American Express Financial   70100 AXP Financial Center   Vice President - Mutual
                                Advisors Inc.                Minneapolis, MN  55474       Fund Equity Investments

Douglas L. Forsberg             American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - International  Advisors Inc.                Minneapolis, MN  55474       International

                                American Express Financial   70100 AXP Financial Center   Director, President and
                                Advisors Japan Inc.          Minneapolis, MN  55474       Chief Executive Officer

Peter A. Gallus                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Investment     Advisors Inc.                Minneapolis, MN  55474       Investment Administration
Administration
                                American Express Financial   70100 AXP Financial Center   Vice President and Chief
                                Advisors Japan Inc.          Minneapolis, MN  55474       Financial Officer

                                IDS Capital Holdings, Inc.                                Vice President and Controller

Derek M. Gledhill               American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Integrated     Advisors Inc.                Minneapolis, MN  55474       Integrated Financial
Financial Services Field                                                                  Services Field
Implementation                                                                            Implementation

David A. Hammer                 American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Marketing    Advisors Inc.                Minneapolis, MN  55474       Marketing Controller
Controller

Teresa A. Hanratty              American Express Financial   70100 AXP Financial Center   Senior Vice
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       President - Field Management
Field Management

Lorraine R. Hart                AMEX Assurance Company       70100 AXP Financial Center   Vice President -
Vice President - Insurance                                   Minneapolis, MN 55474        Investments
Investments

                                American Centurion Life      20 Madison Ave. Extension    Vice President
                                Assurance Company            P.O. Box 5555
                                                             Albany, NY  12205-0555

                                American Enterprise Life     829 AXP Financial Center     Vice President
                                Insurance Company            Minneapolis, MN  55474

                                American Express                                          Director, President and Chief
                                Corporation                                               Executive Officer


                                American Express Financial   70100 AXP Financial Center   Vice President - Insurance
                                Advisors Inc.                Minneapolis, MN  55474       Investments

                                American Partners Life       1751 AXP Financial Center    Director and Vice
                                Insurance Company            Minneapolis, MN  55474       President

                                American Express Certificate                              Vice President - Investments
                                Company

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President - Investments
                                                             Minneapolis, MN  55474

                                IDS Life Series Fund, Inc.   70100 AXP Financial Center   Vice President - Investments
                                                             Minneapolis, MN  55474

                                IDS Life Variable Annuity    70100 AXP Financial Center   Vice President - Investments
                                Funds A and B                Minneapolis, MN  55474

                                Investors Syndicate                                       Director and Vice
                                Development Corp.                                         President - Investments

                                IDS Life Insurance Company   P.O. Box 5144                Vice President
                                of New York                  Albany, NY 12205

                                IDS Property Casualty        1 WEG Blvd.                  Vice President - Investment Officer
                                Insurance Company            DePere, WI 54115

Janis K. Heaney                 American Express Financial   70100 AXP Financial Center   Vice President - Incentive
Vice President - Incentive      Advisors Inc.                Minneapolis, MN  55474       Management
Management

Brian M. Heath                  American Express Financial   70100 AXP Financial Center   Senior Vice President and
Senior Vice President           Advisors Inc.                Minneapolis, MN  55474       General Sales Manager
and General Sales Manager

Carol A. Holton                 American Centurion Life      20 Madison Ave. Extension    Director
Vice President - Third Party    Assurance Company            Albany, NY 12205-0555
Distribution
                                American Express Financial   70100 AXP Financial Center   Vice President - Third
                                Advisors Inc.                Minneapolis, MN  55474       Party Distribution


                                American Enterprise Life     829 AXP Financial Center     Director, President and
                                Insurance Company            Minneapolis, MN  55474       Chief Executive Officer

                                IDS Life Insurance Company   20 Madison Ave. Extension    Director
                                of New York                  P.O. Box 5555
                                                             Albany, NY  12205-0555

Darryl G. Horsman               American Express Trust       70100 AXP Financial Center   Director, President and Chief
Vice President - Product        Company                      Minneapolis, MN 55474        Executive Officer
Development and Technology,
American Express Retirement     American Express Asset                                    Vice President
Services                        Management International
                                Inc.


Debra A. Hutchinson             American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Relationship   Advisors Inc.                Minneapolis, MN  55474       Relationship Leader
Leader

James M. Jensen                 American Express Financial   70100 AXP Financial Center   Vice President - Advice
Vice President - Advice and     Advisors Inc.                Minneapolis, MN  55474       and Retail Distribution
Retail Distribution Group,                                                                Group, Product,
Product, Compensation and                                                                 Compensation and Field
Field Administration                                                                      Administration

Marietta L. Johns               American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Field Management
Field Management

Nancy E. Jones                  American Express Financial   70100 AXP Financial Center   Vice President - Business
Vice President - Business       Advisors Inc.                Minneapolis, MN  55474       Development
Development

                                American Express Service                                  Vice President - Business
                                Corporation                                               Development

John C. Junek                   American Express Financial   70100 AXP Financial Center   Senior Vice President and
Senior Vice President           Advisors Inc.                Minneapolis, MN  55474       General Counsel
and General Counsel
                                American Express Financial   70100 AXP Financial Center   Vice President
                                Advisors Japan Inc.          Minneapolis, MN  55474

                                American Express Insurance                                Director and Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Indiana Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Director and Vice President
                                Agency of Oregon Inc.


                                American Express Insurance                                Director and Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Director and Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Director and Vice President
                                Ohio Inc.

                                IDS Real Estate                                           Vice President
                                Services, Inc.

                                Investors Syndicate                                       Director
                                Development Corp.

Ora J. Kaine                    American Express Financial   70100 AXP Financial Center   Vice President - Financial
Vice President - Financial      Advisors Inc.                Minneapolis, MN  55474       Advisory Services
Advisory Services

Linda B. Keene                  American Express Financial   70100 AXP Financial Center   Vice President - Market
Vice President - Market         Advisors Inc.                Minneapolis, MN  55474       Development
Development

John M. Knight                  American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Investment     Advisors                     Minneapolis, MN  55474       Investment Accounting
Accounting

Claire Kolmodin                 American Express Financial   70100 AXP Financial Center   Vice President - Service
Vice President - Service        Advisors Inc.                Minneapolis, MN  55474       Quality
Quality

Steven C. Kumagai               American Express Financial   70100 AXP Financial Center   Director and Senior Vice
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       President-Direct and
Direct and Interactive                                                                    Interactive Group
Group
                                AMEX Assurance Company       70100 AXP Financial Center   Director
                                                             Minneapolis, MN  55474

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

Kurt A Larson                   American Express Financial   70100 AXP Financial Center   Vice President - Senior
Vice President - Senior         Advisors Inc.                Minneapolis, MN  55474       Portfolio Manager
Portfolio Manager

Lori J. Larson                  American Express Financial   70100 AXP Financial Center   Vice President - Brokerage
Vice President - Brokerage      Advisors Inc.                Minneapolis, MN  55474       and Direct Services
and Direct Services


Daniel E. Laufenberg            American Express Financial   70100 AXP Financial Center   Vice President and Chief
Vice President and Chief        Advisors Inc.                Minneapolis, MN  55474       U.S. Economist
U.S. Economist

Jane W. Lee                     American Express Financial   70100 AXP Financial Center   Vice President - New
Vice President - New Business   Advisors Inc.                Minneapolis, MN  55474       Business Development and
Development and Marketing                                                                 Marketing

Peter A. Lefferts               American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Corporate Strategy and
Corporate Strategy and                                                                    Development
Development
                                American Express Trust                                    Director
                                Company

Fred A. Mandell                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Distribution   Advisors Inc.                Minneapolis, MN  55474       Distribution Channel
Channel Marketing                                                                         Marketing

Timothy J. Masek                American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN  55474       Director of Global Research
of Global Research

Paula R. Meyer                  American Express Financial   70100 AXP Financial Center   Vice President - Mutual
Vice President - Mutual Funds   Advisors Inc.                Minneapolis, MN  55474       Funds

                                American Express Certificate                              Director, President and Chief
                                Company                                                   Executive Officer

                                Investors Syndicate                                       Director, President and Chief
                                Development Corp.                                         Executive Officer

Shashank B. Modak               American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Technology     Advisors Inc.                Minneapolis, MN  55474       Technology Leader
Leader

Pamela J. Moret                 American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Products Group
Products Group
                                American Express Trust                                    Vice President
                                Company

                                AMEX Assurance Company       70100 AXP Financial Center   Director
                                                             Minneapolis, MN  55474

                                American Express Certificate                              Director and Chairman of the Board
                                Company

                                IDS Life Insurance Company   70100 AXP Financial Center   Director, Chairman and
                                                             Minneapolis, MN  55474       Chief Executive Officer

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115


Barry J. Murphy                 American Express Client      70100 AXP Financial Center   Director, Chairman, President
Executive Vice President -      Service Corporation          Minneapolis, MN 55474        and Chief Executive Officer
U.S. Retail Group
                                American Express Financial   70100 AXP Financial Center   Executive Vice President -
                                Advisors Inc.                Minneapolis, MN  55474       U.S. Retail Group

                                IDS Life Insurance Company   70100 AXP Financial Center   Director
                                                             Minneapolis, MN  55474

Mary Owens Neal                 American Express Financial   70100 AXP Financial Center   Vice President - Consumer
Vice President - Consumer       Advisors Inc.                Minneapolis, MN  55474       Marketing
Marketing

Francois B. Odouard             American Express Financial   70100 AXP Financial Center   Vice President
Vice President                  Advisors Inc.                Minneapolis, MN  55474


Michael J. O'Keefe              American Express Financial   70100 AXP Financial Center   Vice President - Advisory
Vice President - Advisory       Advisors Inc.                Minneapolis, MN  55474       Business Systems
Business Systems

James R. Palmer                 American Express                                          Director
Vice President - Taxes          Corporation

                                American Express Financial   70100 AXP Financial Center   Vice President - Taxes
                                Advisors Inc.                Minneapolis, MN  55474

                                IDS Life Insurance Company   70100 AXP Financial Center   Vice President
                                                             Minneapolis, MN  55474

Carla P. Pavone                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Product        Advisors Inc.                Minneapolis, MN  55474       Business Development
Business Development

Kris Petersen                   American Express Financial   70100 AXP Financial Center   Vice President -
Vice President -                Advisors Inc.                Minneapolis, MN  55474       Non-proprietary Products
Non-proprietary Products

                                IDS Cable Corporation                                     Director, President and Chief
                                                                                          Executive Officer

                                IDS Cable II Corporation                                  Director, President and Chief
                                                                                          Executive Officer

                                IDS Futures Corporation                                   Director and President

                                IDS Management Corporation                                Director, President and Chief
                                                                                          Executive Officer

                                IDS Partnership Services                                  Director, President and Chief
                                Corporation                                               Executive Officer

                                IDS Realty Corporation                                    Director, President and Chief
                                                                                          Executive Officer

Susan B. Plimpton               American Express Financial   70100 AXP Financial Center   Vice President - Marketing
Vice President - Marketing      Advisors Inc.                Minneapolis, MN  55474       Services
Services

Ronald W. Powell                American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN  55474       Assistant General Counsel
General Counsel

                                IDS Cable Corporation                                     Vice President and
                                                                                          Assistant Secretary

                                IDS Cable II Corporation                                  Vice President and
                                                                                          Assistant Secretary

                                IDS Management Corporation                                Vice President and
                                                                                          Assistant Secretary

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Assistant Secretary

                                IDS Realty Corporation                                    Vice President and
                                                                                          Assistant Secretary

James M. Punch                  American Express Financial   70100 AXP Financial Center   Vice President - Branded
Vice President and Project      Advisors Inc.                Minneapolis, MN  55474       Platform Project
Manager - Branded Platform
Project

Frederick C. Quirsfeld          American Express Asset       70100 AXP Financial Center   Senior Vice President and
Senior Vice President -         Management Group Inc.        Minneapolis, MN 55474        Senior Portfolio Manager
Fixed Income

                                American Express Financial   70100 AXP Financial Center   Senior Vice President -
                                Advisors Inc.                Minneapolis, MN  55474       Fixed Income

                                IDS Life Series Fund, Inc.                                Vice President, Investments

Teresa J. Rasmussen             American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Assistant    Advisors Inc.                Minneapolis, MN 55474        Assistant General Counsel
General Counsel
                                American Enterprise Life     829 AXP Financial Center     Director, Vice President, General
                                Insurance Company            Minneapolis, MN 55474        Counsel and Secretary

                                American Express Corporation                              Director, Vice President and Secretary

                                American Partners Life                                    Director, Vice President, General
                                Insurance Company                                         Counsel and Secretary

                                IDS Life Insurance Company                                Vice President and General Counsel

                                IDS Life Insurance Company                                Assistant General Counsel and
                                of New York                                               Assistant Secretary

                                IDS Life Series Fund, Inc.                                General Counsel and Assistant Secretary

                                IDS Life Variable Annuity                                 General Counsel and Assistant Secretary
                                Funds A & B

Rollyn C. Renstrom              American Express Financial   70100 AXP Financial Center   Vice President - Corporate
Vice President - Corporate      Advisors Inc.                Minneapolis, MN  55474       Planning and Analysis
Planning and Analysis

ReBecca K. Roloff               American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Field Management and
Field Management                                                                          Financial Advisory Services
and Financial Advisory
Services

Stephen W. Roszell              Advisory Capital             70100 AXP Financial Center   Director
Senior Vice President -         Strategies Group Inc.        Minneapolis, MN 55474
Institutional
Group                           American Express Asset                                    Director, President and
                                Management Group Inc.                                     Chief Executive Officer

                                American Express Asset                                    Director
                                Management International,
                                Inc.

                                American Express Asset                                    Director
                                Management Ltd.

                                American Express Financial   70100 AXP Financial Center   Senior Vice President -
                                Advisors Inc.                Minneapolis, MN  55474       Institutional

                                American Express Trust                                    Director
                                Company

Erven A. Samsel                 American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Field Management
Field Management
                                American Express Insurance                                Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Indiana Inc.

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Insurance                                Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

Theresa M. Sapp                 American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Relationship   Advisors Inc.                Minneapolis, MN  55474       Relationship Leader
Leader

Stuart A. Sedlacek              American Enterprise Life     829 AXP Financial Center     Executive Vice President
Director, Senior Vice           Insurance Company            Minneapolis, MN  55474
President and Chief Financial
Officer

                                American Express Financial   70100 AXP Financial Center   Senior Vice President and
                                Advisors Inc.                Minneapolis, MN  55474       Chief Financial Officer

                                American Express Trust                                    Director
                                Company

                                American Partners Life       1751 AXP Financial Center    Director and Vice President
                                Insurance Company            Minneapolis, MN  55474

                                IDS Life Insurance Company   70100 AXP Financial Center   Director and Executive Vice President
                                                             Minneapolis, MN  55474

Donald K. Shanks                AMEX Assurance Company       70100 AXP Financial Center   Senior Vice President
Vice President - Property                                    Minneapolis, MN 55474
Casualty
                                American Express Financial   70100 AXP Financial Center   Vice President - Property
                                Advisors Inc.                Minneapolis, MN  55474       Casualty

                                IDS Property Casualty        1 WEG Blvd.                  Senior Vice President
                                Insurance Company            DePere, WI 54115

Judy P. Skoglund                American Express Financial   70100 AXP Financial Center   Vice President - Quality
Vice President - Quality and    Advisors Inc.                Minneapolis, MN  55474       and Service Support
Service Support


Bridget Sperl                   American Enterprise                                       Director
Senior Vice President -         Investment Services Inc.
Client Service
                                American Express Client      70100 AXP Financial Center   Vice President
                                Service Corporation          Minneapolis, MN 55474


                                American Express Financial   70100 AXP Financial Center   Senior Vice President -
                                Advisors Inc.                Minneapolis, MN  55474       Client Service

                                IDS Life Insurance Company                                Executive Vice President -
                                                                                          Client Service

                                IDS Property Casualty                                     Director
                                Insurance Company

                                Public Employee Payment                                   Director, President and Chief
                                Company                                                   Executive Officer

Lisa A. Steffes                 American Express Financial   70100 AXP Financial Center   Vice President - Marketing
Vice President - Marketing      Advisors Inc.                Minneapolis, MN  55474       Offer Development
Offer Development

                                AMEX Assurance Company       70100 AXP Financial Center   Director
                                                             Minneapolis, MN  55474

                                IDS Property Casualty        1 WEG Blvd.                  Director
                                Insurance Company            DePere, WI 54115

James J. Strauss                American Express Financial   70100 AXP Financial Center   Vice President and General
Vice President and General      Advisors Inc.                Minneapolis, MN  55474       Auditor
Auditor

Jeffrey J. Stremcha             American Express Financial   70100 AXP Financial Center   Vice President -
Vice President - Information    Advisors Inc.                Minneapolis, MN  55474       Information Resource
Resource Management/ISD                                                                   Management/ISD

John R. Thomas                  American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Information and Technology
Information and Technology

Keith N. Tufte                  American Express Financial   70100 AXP Financial Center   Vice President and
Vice President and Director     Advisors Inc.                Minneapolis, MN  55474       Director of Equity Research
of Equity Research

Norman Weaver Jr.               American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Alliance Group
Alliance Group
                                American Express Insurance                                Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President
                                Agency of Arizona Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Indiana Inc.

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President
                                Agency of Oklahoma Inc.


                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Insurance                                Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

Jeffry F. Welter                American Express Financial   70100 AXP Financial Center   Vice President - Equity
Vice President - Equity and     Advisors Inc.                Minneapolis, MN  55474       and Fixed Income Trading
Fixed Income Trading

Michael D. Wolf                 American Express Asset       70100 AXP Financial Center   Executive Vice President
Vice President - Senior         Management Group Inc.        Minneapolis, MN 55474        and Senior Portfolio
Portfolio Manager                                                                         Manager

                                American Express Financial   70100 AXP Financial Center   Vice President - Senior
                                Advisors Inc.                Minneapolis, MN  55474       Portfolio Manager

Michael R. Woodward             American Express Financial   70100 AXP Financial Center   Senior Vice President -
Senior Vice President -         Advisors Inc.                Minneapolis, MN  55474       Field Management
Field Management
                                American Centurion Life      20 Madison Ave. Extension    Director
                                Assurance Company            Albany, NY 12205-0555

                                American Express Insurance                                Vice President
                                Agency of Alabama Inc.

                                American Express Insurance                                Vice President
                                Agency of Idaho Inc.

                                American Express Insurance                                Vice President
                                Agency of Indiana Inc.

                                American Express Insurance                                Vice President
                                Agency of Massachusetts Inc.

                                American Express Insurance                                Vice President
                                Agency of Nevada Inc.

                                American Express Insurance                                Vice President
                                Agency of New Mexico Inc.

                                American Express Insurance                                Vice President
                                Agency of Oklahoma Inc.

                                American Express Insurance                                Vice President
                                Agency of Oregon Inc.

                                American Express Insurance                                Vice President
                                Agency of Wyoming Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Kentucky Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Maryland Inc.

                                American Express Property                                 Vice President
                                Casualty Insurance Agency
                                of Pennsylvania Inc.

                                IDS Insurance Agency of                                   Vice President
                                Arkansas Inc.

                                IDS Insurance Agency of                                   Vice President
                                Ohio Inc.

                                IDS Life Insurance Company   P.O. Box 5144                Director
                                of New York                  Albany, NY 12205

Doretta R. Wright               American Express Financial                                Vice President
Vice President                  Advisors Inc.

David L. Yowan                  American Centurion Life      20 Madison Ave. Extension    Vice President and Treasurer
Vice President and Corporate    Assurance Company            Albany, NY 12205-0555
Treasurer
                                American Enterprise                                       Vice President and
                                Investment Services                                       Treasurer

                                American Enterprise Life     829 AXP Financial Center     Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                American Express Asset                                    Vice President and
                                Management Group Inc.                                     Treasurer

                                American Express Asset                                    Vice President and
                                Management International                                  Treasurer
                                Inc.

                                American Express                                          Vice President and
                                Certificate Company                                       Treasurer

                                American Express Client      70100 AXP Financial Center   Vice President and
                                Service Corporation          Minneapolis, MN  55474       Treasurer

                                American Express                                          Vice President and
                                Corporation                                               Treasurer

                                American Express Financial   70100 AXP Financial Center   Vice President and
                                Advisors Inc.                Minneapolis, MN  55474       Treasurer

                                American Express Financial                                Vice President and
                                Advisors Japan Inc.                                       Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Alabama Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Arizona Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Idaho Inc.                                      Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Indiana Inc.                                    Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Massachusetts Inc.                              Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Nevada Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of New Mexico Inc.                                 Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oklahoma Inc.                                   Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Oregon Inc.                                     Treasurer

                                American Express Insurance                                Vice President and
                                Agency of Wyoming Inc.                                    Treasurer

                                American Express Personal                                 Treasurer
                                Trust Services, FSB

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Kentucky Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Maryland Inc.

                                American Express Property                                 Vice President and
                                Casualty Insurance Agency                                 Treasurer
                                of Pennsylvania Inc.

                                American Partners Life       1751 AXP Financial Center    Vice President and
                                Insurance Company            Minneapolis, MN  55474       Treasurer

                                IDS Cable Corporation                                     Director, Vice President and
                                                                                          Treasurer

                                IDS Cable II Corporation                                  Director, Vice President and
                                                                                          Treasurer

                                IDS Capital Holdings Inc.                                 Vice President, Treasurer
                                                                                          and Assistant Secretary

                                IDS Insurance Agency of                                   Vice President and
                                Arkansas Inc.                                             Treasurer

                                IDS Insurance Agency of                                   Vice President and
                                Ohio Inc.                                                 Treasurer

                                IDS Life Insurance Company   20 Madison Ave. Extension    Vice President, Treasurer
                                                             P.O. Box 5555                and Assistant Secretary
                                                             Albany, NY  12205-0555

                                IDS Life Insurance Company   P.O. Box 5144                Vice President and
                                of New York                  Albany, NY 12205             Treasurer

                                IDS Life Series Fund, Inc.   70100 AXP Financial Center   Vice President and
                                                             Minneapolis, MN  55474       Treasurer

                                IDS Life Variable Annuity    70100 AXP Financial Center   Vice President and
                                Funds A & B                  Minneapolis, MN  55474       Treasurer

                                IDS Management Corporation                                Director, Vice President
                                                                                          and Treasurer

                                IDS Partnership Services                                  Vice President and
                                Corporation                                               Treasurer

                                IDS Property Casualty        1 WEG Blvd.                  Vice President, Treasurer
                                Insurance Company            DePere, WI 54115             and Assistant Secretary

                                IDS Real Estate Services,                                 Vice President and
                                Inc.                                                      Treasurer

                                IDS Realty Corporation                                    Vice President and
                                                                                          Treasurer

                                Investors Syndicate                                       Vice President and
                                Development Corporation                                   Treasurer

                                Public Employee Payment                                   Vice President and
                                Company                                                   Treasurer


Item 27. Principal Underwriters.

(a)      American Express Financial Advisors acts as principal underwriter for the following investment companies:

         AXP Bond Fund, Inc.; AXP California Tax-Exempt Trust; AXP Discovery Fund, Inc.; AXP Equity Select Fund,
         Inc.; AXP Extra Income Fund, Inc.; AXP Federal Income Fund, Inc.; AXP Global Series, Inc.; AXP Growth
         Series, Inc.; AXP High Yield Tax-Exempt Fund, Inc.; AXP International Fund, Inc.; AXP Investment Series,
         Inc.; AXP Managed Series, Inc.; AXP Market Advantage Series, Inc.; AXP Money Market Series, Inc.; AXP
         New Dimensions Fund, Inc.; AXP Partners Series, Inc.; AXP Precious Metals Fund, Inc.; AXP Progressive
         Fund, Inc.; AXP Selective Fund, Inc.; AXP Special Tax-Exempt Series Trust; AXP Stock Fund, Inc.; AXP
         Strategy Series, Inc.; AXP Tax-Exempt Series, Inc.; AXP Tax-Free Money Fund, Inc.; AXP Utilities Income
         Fund, Inc., Growth Trust; Growth and Income Trust; Income Trust; Tax-Free Income Trust; World Trust;
         American Express Certificate Company.

(b)      As to each director, officer or partner of the principal underwriter:

         Name and Principal                             Position and Offices with              Offices with Registrant
         Business Address                               Underwriter

         Ronald G. Abrahamson                           Vice President -                       None
         70100 AXP Financial Center                     Business Transformation
         Minneapolis, MN  55474

         Ruediger Adolf                                 Senior Vice President                  None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Douglas A. Alger                               Senior Vice President -                None
         70100 AXP Financial Center                     Human Resources
         Minneapolis, MN  55474

         Gumer C. Alvero                                Vice President -                       None
         70100 AXP Financial Center                     Annuities
         Minneapolis, MN  55474

         Ward D. Armstrong                              Senior Vice President -                None
         70100 AXP Financial Center                     Retirement Services
         Minneapolis, MN  55474

         John M. Baker                                  Vice President - Plan                  None
         70100 AXP Financial Center                     Sponsor Services
         Minneapolis, MN  55474

         Dudley Barksdale                               Vice President - Service               None
         70100 AXP Financial Center                     Development
         Minneapolis, MN  55474

         Joseph M. Barsky III                           Vice President - Mutual                None
         70100 AXP Financial Center                     Fund Equities
         Minneapolis, MN  55474

         Timothy V. Bechtold                            Vice President - Risk                  None
         70100 AXP Financial Center                     Management Products
         Minneapolis, MN  55474

         Brent L. Bisson                                Group Vice President -                 None
         Suite 900, E. Westside Twr                     Los Angeles Metro
         11835 West Olympic Blvd.
         Los Angeles, CA  90064

         Walter K. Booker                               Group Vice President -                 None
         Suite 200, 3500 Market                         New Jersey
         Street
         Camp Hill, NJ  17011

         Bruce J. Bordelon                              Group Vice President -                 None
         1333 N. California Blvd.,                      San Francisco Bay Area
         Suite 200
         Walnut Creek, CA  94596

         Charles R. Branch                              Group Vice President -                 None
         Suite 200                                      Northwest
         West 111 North River Dr.
         Spokane, WA  99201

         Douglas W. Brewers                             Vice President - Sales                 None
         70100 AXP Financial Center                     Support
         Minneapolis, MN  55474

         Kenneth J. Ciak                                Vice President and                     None
         IDS Property Casualty                          General Manager - IDS
         1400 Lombardi Avenue                           Property Casualty
         Green Bay, WI  54304

         Paul A. Connolly                               Vice President - Retail                None
         70100 AXP Financial Center                     Distribution Services
         Minneapolis, MN  55474

         Henry J. Cormier                               Group Vice President -                 None
         Commerce Center One                            Connecticut
         333 East River Drive
         East Hartford, CT  06108

         James M. Crachhiolo                            Director, Chairman, President and      None
         70100 AXP Financial Center                     Chief Executive Officer
         Minneapolis, MN  55474

         John M. Crawford                               Group Vice President -                 None
         Suite 200                                      Arkansas/
         10800 Financial Ctr Pkwy                       Springfield/Memphis
         Little Rock, AR  72211

         Kevin F. Crowe                                 Group Vice President -                 None
         Suite 312                                      Carolinas/Eastern Georgia
         7300 Carmel Executive Pk
         Charlotte, NC  28226

         Colleen Curran                                 Vice President and                     None
         70100 AXP Financial Center                     Assistant General Counsel
         Minneapolis, MN  55474

         Luz Maria Davis                                Vice President -                       None
         70100 AXP Financial Center                     Communications
         Minneapolis, MN  55474

         Arthur E. DeLorenzo                            Group Vice President -                 None
         4 Atrium Drive, #100                           Upstate New York
         Albany, NY  12205

         Scott M. DiGiammarino                          Group Vice President -                 None
         Suite 500, 8045 Leesburg                       Washington/Baltimore
         Pike
         Vienna, VA  22182

         Bradford L. Drew                               Group Vice President -                 None
         Two Datran Center                              Eastern Florida
         Penthouse One B
         9130 S. Dadeland Blvd.
         Miami, FL  33156

         Douglas K. Dunning                             Vice President - Assured               None
         70100 AXP Financial Center                     Assets Product
         Minneapolis, MN  55474                         Development and
                                                        Management

         James P. Egge                                  Group Vice President -                 None
         4305 South Louise,                             Western Iowa, Nebraska,
         Suite 202                                      Dakotas
         Sioux Falls, SD  57103

         Robert M. Elconin                              Vice President -                       None
         70100 AXP Financial Center                     Government Relations
         Minneapolis, MN  55474

         Gordon M. Fines                                Vice President - Mutual                None
         70100 AXP Financial Center                     Fund Equity Investments
         Minneapolis, MN  55474

         Douglas L. Forsberg                            Vice President -                       None
         70100 AXP Financial Center                     International
         Minneapolis, MN  55474

         William P. Fritz                               Group Vice President - Gateway         None
         12323 Olive Blvd/Westview Place #200
         Creve Couer, MO  63141

         Peter A. Gallus                                Vice President -                       None
         70100 AXP Financial Center                     Investment
         Minneapolis, MN  55474                         Administration


         Derek M. Gledhill                              Vice President -                       None
         70100 AXP Financial Center                     Integrated Financial
         Minneapolis, MN  55474                         Services Field
                                                        Implementation

         David A. Hammer                                Vice President and                     None
         70100 AXP Financial Center                     Marketing Controller
         Minneapolis, MN  55474

         Teresa A. Hanratty                             Senior Vice President -                None
         Suites 6&7                                     Field Management
         169 South River Road
         Bedford, NH  03110

         Robert L. Harden                               Group Vice President -                 None
         Two Constitution Plaza                         Boston Metro
         Boston, MA  02129

         Lorraine R. Hart                               Vice President -                       None
         70100 AXP Financial Center                     Insurance Investments
         Minneapolis, MN  55474

         Janis K. Heaney                                Vice President -                       None
         70100 AXP Financial Center                     Incentive Management
         Minneapolis, MN  55474

         Brian M. Heath                                 Senior Vice President                  None
         Suite 150                                      and General Sales Manager
         801 E. Campbell Road
         Richardson, TX  75081

         Jon E. Hjelm                                   Group Vice President -                 None
         319 Southbridge Street                         Rhode Island/Central -
         Auburn, MA  01501                              Western Massachusetts

         David J. Hockenberry                           Group Vice President -                 None
         30 Burton Hills Blvd.                          Tennessee Valley
         Suite 175
         Nashville, TN  37215
 `
         Carol A. Holton                                Vice President - Third                 None
         70100 AXP Financial Center                     Party Distribution
         Minneapolis, MN  55474

         Debra A. Hutchinson                            Vice President -                       None
         70100 AXP Financial Center                     Relationship Leader
         Minneapolis, MN  55474

         Diana R. Iannarone                             Group Vice President -                 None
         3030 N.W. Expressway                           Kansas/Oklahoma
         Suite 900
         Oklahoma City, OK  73112


         Theodore M. Jenkin                             Group Vice President -                 None
         70100 AXP Financial Center                     Cleveland Metro
         Minneapolis, MN  55474

         James M. Jensen                                Vice President -                       None
         70100 AXP Financial Center                     Advice and
         Minneapolis, MN  55474                         Retail Distribution
                                                        Group, Product,
                                                        Compensation and Field
                                                        Administration

         Marietta L. Johns                              Senior Vice President -                None
         70100 AXP Financial Center                     Field Management
         Minneapolis, MN  55474

         Nancy E. Jones                                 Vice President -                       None
         70100 AXP Financial Center                     Business Development
         Minneapolis, MN  55474

         John C. Junek                                  Senior Vice President,                 None
         70100 AXP Financial Center                     General Counsel
         Minneapolis, MN  55474

         Ora J. Kaine                                   Vice President -                       None
         70100 AXP Financial Center                     Financial Advisory
         Minneapolis, MN  55474                         Services

         Linda B. Keene                                 Vice President - Market                None
         70100 AXP Financial Center                     Development
         Minneapolis, MN  55474

         Raymond G. Kelly                               Group Vice President -                 None
         Suite 250                                      North Texas
         801 East Campbell Road
         Richardson, TX  75081

         John M. Knight                                 Vice President -                       Treasurer
         70100 AXP Financial Center                     Investment Accounting
         Minneapolis, MN  55474

         Claire Kolmodin                                Vice President - Service               None
         70100 AXP Financial Center                     Quality
         Minneapolis, MN  55474

         Steven C. Kumagai                              Director and Senior Vice               None
         70100 AXP Financial Center                     President - Direct and
         Minneapolis, MN  55474                         Interactive Group

         Mitre Kutanovski                               Group Vice President -                 None
         Suite 680                                      Chicago Metro
         8585 Broadway
         Merrillville, IN  48410


         Kurt A. Larson                                 Vice President - Senior                None
         70100 AXP Financial Center                     Portfolio Manager
         Minneapolis, MN  55474

         Lori J. Larson                                 Vice President -                       None
         70100 AXP Financial Center                     Brokerage and Direct
         Minneapolis, MN  55474                         Services

         Daniel E. Laufenberg                           Vice President and Chief               None
         70100 AXP Financial Center                     U.S. Economist
         Minneapolis, MN  55474

         Jane W. Lee                                    Vice President - New                   None
         70100 AXP Financial Center                     Business Development and
         Minneapolis, MN  55474                         Marketing

         Peter A. Lefferts                              Senior Vice President -                None
         70100 AXP Financial Center                     Corporate Strategy and
         Minneapolis, MN  55474                         Development

         Fred A. Mandell                                Vice President -                       None
         70100 AXP Financial Center                     Distribution Channel
         Minneapolis, MN  55474                         Marketing

         Timothy J. Masek                               Vice President and                     None
         70100 AXP Financial Center                     Director of Global
         Minneapolis, MN  55474                         Research

         Paula R. Meyer                                 Vice President - Mutual                None
         70100 AXP Financial Center                     Funds
         Minneapolis, MN  55474

         Shashank B. Modak                              Vice President -                       None
         70100 AXP Financial Center                     Technology Leader
         Minneapolis, MN  55474

         Pamela J. Moret                                Senior Vice President -                None
         70100 AXP Financial Center                     Products Group
         Minneapolis, MN  55474

         Barry J. Murphy                                Executive Vice President -             None
         70100 AXP Financial Center                     U.S. Retail Group
         Minneapolis, MN  55474

         Mary Owens Neal                                Vice President -                       None
         70100 AXP Financial Center                     Consumer Marketing
         Minneapolis, MN  55474

         Scott M. Nelson                                Vice President -                       None
         70100 AXP Financial Center                     Alternative Investments
         Minneapolis, MN  55474


         Thomas V. Nicolosi                             Group Vice President -                 None
         Suite 220                                      New York Metro Area
         500 Mamaroneck Ave.
         Harrison, NY  10528

         Francois B. Odouard                            Vice President                         None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Michael J. O'Keefe                             Vice President -                       None
         70100 AXP Financial Center                     Advisory Business Systems
         Minneapolis, MN  55474

         James R. Palmer                                Vice President - Taxes                 None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Marc A. Parker                                 Group Vice President -                 None
         10200 SW. Greenburg Rd.                        Portland/Eugene
         Suite 110
         Portland, OR.  97223

         Carla P. Pavone                                Vice President -                       None
         70100 AXP Financial Center                     Business Development
         Minneapolis, MN  55474

         Kris Petersen                                  Vice President -                       None
         70100 AXP Financial Center                     Non-proprietary Products
         Minneapolis, MN  55474

         Susan B. Plimpton                              Vice President -                       None
         70100 AXP Financial Center                     Marketing Services
         Minneapolis, MN  55474

         Larry M. Post                                  Group Vice President -                 None
         One Tower Bridge                               Philadelphia Metro and
         100 Front Street 8th Fl                        Northern New England
         West Conshohocken, PA
         19428

         Ronald W. Powell                               Vice President and                     None
         70100 AXP Financial Center                     Assistant General Counsel
         Minneapolis, MN  55474

         James M. Punch                                 Vice President - Branded               None
         70100 AXP Financial Center                     Platform Project
         Minneapolis, MN  55474

         Frederick C. Quirsfeld                         Senior Vice President -                Vice President
         70100 AXP Financial Center                     Fixed Income
         Minneapolis, MN  55474

         Teresa J. Rasmussen                            Vice President and                     None
         70100 AXP Financial Center                     Assistant General Counsel
         Minneapolis, MN  55474

         Rollyn C. Renstrom                             Vice President -                       None
         70100 AXP Financial Center                     Corporate Planning and
         Minneapolis, MN  55474                         Analysis


         Ralph D. Richardson III                        Group Vice President -                 None
         Suite 800                                      Southern Texas
         Arboretum Plaza One
         9442 Capital of Texas
         Hyw. N.
         Austin, TX  78759

         ReBecca K. Roloff                              Senior Vice President -                None
         70100 AXP Financial Center                     Field Management and
         Minneapolis, MN  55474                         Financial Advisory
                                                        Services

         Stephen W. Roszell                             Senior Vice President -                None
         70100 AXP Financial Center                     Institutional
         Minneapolis, MN  55474

         Max G. Roth                                    Group Vice President -                 None
         Suite 201 S. IDS Ctr                           Wisconsin/Upper Michigan
         1400 Lombardi Avenue
         Green Bay, WI  54304

         Diane M. Ruebling                              Group Vice President -                 None
         70100 AXP Financial Center                     Central
         Minneapolis, MN  55474                         California/Western Nevada

         Erven A. Samsel                                Senior Vice President -                None
         45 Braintree Hill Park                         Field Management
         Suite 402
         Braintree, MA  02184

         Theresa M. Sapp                                Vice President -                       None
         70100 AXP Financial Center                     Relationship Leader
         Minneapolis, MN  55474

         Russell L. Scalfano                            Group Vice President -                 None
         Suite 201                                      Illinois/Indiana/Kentucky
         101 Plaza East Blvd.
         Evansville, IN  47715

         William G. Scholz                              Group Vice President -                 None
         Suite 205                                      Arizona/Las Vegas
         7333 E. Doubletree Ranch
         Rd.
         Scottsdale AZ.  85258

         Stuart A. Sedlacek                             Senior Vice President                  None
         70100 AXP Financial Center                     and Chief Financial
         Minneapolis, MN  55474                         Officer

         Donald K. Shanks                               Vice President -                       None
         70100 AXP Financial Center                     Property Casualty
         Minneapolis, MN  55474

         Judy P. Skoglund                               Vice President - Quality               None
         70100 AXP Financial Center                     and Service Support
         Minneapolis, MN  55474


         Bridget Sperl                                  Senior Vice President -                None
         70100 AXP Financial Center                     Client Service
         Minneapolis, MN  55474

         Paul J. Stanislaw                              Group Vice President -                 None
         Suite 1100                                     Southern California
         Two Park Plaza
         Irvine, CA  92714

         Lisa A. Steffes                                Vice President -                       None
         70100 AXP Financial Center                     Marketing Offer
         Minneapolis, MN  55474                         Development

         Lois A. Stilwell                               Group Vice President -                 None
         Suite 433                                      Outstate Minnesota
         9900 East Bren Rd.                             Area/North Dakota/
         Minnetonka, MN  55343                          Western Wisconsin

         James J. Strauss                               Vice President and                     None
         70100 AXP Financial Center                     General Auditor
         Minneapolis, MN  55474

         Jeffrey J. Stremcha                            Vice President -                       None
         70100 AXP Financial Center                     Information Resource
         Minneapolis, MN  55474                         Management/ISD

         Barbara Stroup Stewart                         Vice President - Channel               None
         70100 AXP Financial Center                     Development
         Minneapolis, MN  55474

         Craig P. Taucher                               Group Vice President -                 None
         Suite 150                                      Orlando/Jacksonville
         4190 Belfort Rd.
         Jackonville, FL  32216

         Neil G. Taylor                                 Group Vice President -                 None
         Suite 425                                      Seattle/Tacoma/Hawaii
         101 Elliot Avenue West
         Seattle, WA  98119

         John R. Thomas                                 Senior Vice President -                Board Member
         70100 AXP Financial Center                     Information and                        and President
         Minneapolis, MN  55474                         Technology

         Keith N. Tufte                                 Vice President and                     None
         70100 AXP Financial Center                     Director of Equity
         Minneapolis, MN  55474                         Research

         Janet M. Vandenbark                            Group Vice President -                 None
         3951 Westerre Parkway, Suite 250               Virginia
         Richmond, VA 23233

         Peter S. Velardi                               Group Vice President -                 None
         Suite 180                                      Atlanta/Birmingham
         1200 Ashwood Parkway
         Atlanta, GA  30338

         Charles F. Wachendorfer                        Group Vice President -                 None
         Suite 100                                      Detroit Metro
         Stanford Plaza II
         7979 East Tufts Ave. Pkwy.
         Denver, CO  80237

         Donald F. Weaver                               Group Vice President -                 None
         3500 Market Street,                            Greater Pennsylvania
         Suite 200
         Camp Hill, PA  17011

         Norman Weaver Jr.                              Senior Vice President -                None
         1010 Main St., Suite 2B                        Alliance Group
         Huntington Beach, CA
         92648

         Beth E. Weimer                                 Chief Compliance Officer               None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         Jeffry M. Welter                               Vice President - Equity                None
         70100 AXP Financial Center                     and Fixed Income Trading
         Minneapolis, MN  55474

         William J. Williams                            Group Vice President -                 None
         70100 AXP Financial Center                     Twin Cities Metro
         Minneapolis, MN  55474

         Michael D. Wolf                                Vice President - Senior                None
         70100 AXP Financial Center                     Portfolio Manager
         Minneapolis, MN  55474

         Michael R. Woodward                            Senior Vice President -                None
         32 Ellicott St                                 Field Management
         Suite 100
         Batavia, NY  14020

         Doretta R. Wright                              Vice President                         None
         70100 AXP Financial Center
         Minneapolis, MN  55474

         David L. Yowan                                 Vice President and                     None
         American Express Company                       Treasurer
         New York

         Rande L. Zellers                               Group Vice President -                 None
         1 Galleria Blvd., Suite 1900                   Gulf States
         Metairie, LA  70001


Item 27 (c).   Not Applicable.

Item 28.       Location of Accounts and Records

               American Express Financial Corporation
               70100 AXP Financial Center
               Minneapolis, MN  55474

Item 29.       Management Services

               Not Applicable.

Item 30.       Undertakings

               Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant, AXP Special Tax-Exempt Series Trust, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 27th day of August 2001.

AXP SPECIAL TAX-EXEMPT SERIES TRUST

   By /s/  John R. Thomas**
      ---------------------
           John R. Thomas, President

   By  /s/ John M. Knight
       ------------------
           John M. Knight, Treasurer


Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 27th day of August 2001.

     Signature                                     Capacity

     Peter J. Anderson                             Trustee


/s/  H. Brewster Atwater, Jr.*                     Trustee
     -------------------------
     H. Brewster Atwater, Jr.

/s/  Arne H. Carlson*                              Chairman of the Board
     -------------------------
     Arne H. Carlson

/s/  Lynne V. Cheney*                              Trustee
     -------------------------
     Lynne V. Cheney

/s/  Livio D. DeSimone                             Trustee
     -------------------------
     Livio D. DeSimone

/s/  Ira D. Hall                                   Trustee
     -------------------------
     Ira D. Hall

/s/  David R. Hubers*                              Trustee
     -------------------------
     David R. Hubers

/s/  Heinz F. Hutter*                              Trustee
     -------------------------
     Heinz F. Hutter

/s/  Anne P. Jones*                                Trustee
  -------------------------
     Anne P. Jones

/s/  William R. Pearce*                            Trustee
     -------------------------
     William R. Pearce

     Signature                                     Capacity

/s/  Alan K. Simpson*                              Trustee
     -------------------------
     Alan K. Simpson

/s/  John R. Thomas*                               Trustee
     -------------------------
     John R. Thomas

/s/  C. Angus Wurtele*                             Trustee
     -------------------------
     C. Angus Wurtele

* Signed pursuant to Trustees' Power of Attorney, dated Jan. 11, 2001, filed electronically herewith as Exhibit (q)(1) to Registrant's Post-Effective Amendment No. 35 by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

** Signed pursuant to Officers' Power of Attorney, dated Jan. 11, 2001, filed electronically herewith as Exhibit (q)(2) to Registrant's Post-Effective Amendment No. 35 by:



/s/ Leslie L. Ogg
-----------------
    Leslie L. Ogg

CONTENTS OF THIS POST-EFFECTIVE AMENDMENT NO. 35 TO REGISTRATION STATEMENT NO. 33-5102

This Post-Effective Amendment comprises the following papers and documents:

The facing sheet.

PART A

         Prospectus for AXP California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds.

         Prospectus for AXP Insured Tax-Exempt Fund.

PART B

         Statement of Additional Information for AXP California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds.

         Statement of Additional Information for AXP Insured Tax-Exempt Fund.

         Financial Statements for AXP California, Massachusetts, Michigan, Minnesota, New York and Ohio Tax-Exempt Funds and AXP Insured Tax-Exempt Fund.

PART C

         Other information.

         Exhibits.

The signatures.